    As filed with the Securities and Exchange Commission on December 23, 2004
                          File Nos. 002-11387/811-00558


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                         Pre-Effective Amendment No. ___                     [ ]
                         Post-Effective Amendment No. 92                     [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                Amendment No. ___                            [X]

                       THE HARTFORD MUTUAL FUNDS II, INC.
               (Exact Name of Registrant as Specified in Charter)

                      P. O. Box 2999, Hartford, Connecticut
               06104-2999 (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (860) 843-4586

                             Kevin J. Carr, Esquire
                   The Hartford Financial Services Group, Inc.
                          Life Law - Mutual Funds Unit
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

                                    Copy to:
                            John V. O'Hanlon, Esquire
                                   Dechert LLP
                        200 Clarendon Street, 27th Floor
                        Boston, Massachusetts 02116-5021

It is proposed that this filing will become effective (check appropriate box):

     _____    immediately upon filing pursuant to paragraph (b) of Rule 485

     _____    on  (Date)  pursuant to paragraph (b) of Rule 485

     _____    60 days after filing pursuant to paragraph (a)(1) of Rule 485

     _____    on    March 1, 2005  pursuant to paragraph (a)(1) of Rule 485

     _____    75 days after filing pursuant to paragraph (a)(2) of Rule 485

     _____    on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

              This post-effective amendment designates a new effective date for
              _____    a previously filed post-effective amendment.

                           THE HARTFORD MUTUAL FUNDS

                      CLASS A, CLASS B AND CLASS C SHARES


                            PROSPECTUS
                            MARCH ____, 2005



AS WITH ALL MUTUAL FUNDS,   THE HARTFORD ADVISERS FUND
THE SECURITIES AND          THE HARTFORD CAPITAL APPRECIATION FUND
EXCHANGE COMMISSION         THE HARTFORD DISCIPLINED EQUITY FUND
HAS NOT APPROVED OR         THE HARTFORD DIVIDEND AND GROWTH FUND
DISAPPROVED THESE           THE HARTFORD EQUITY INCOME FUND
SECURITIES OR PASSED        THE HARTFORD FOCUS FUND
UPON THE ADEQUACY OF        THE HARTFORD GLOBAL COMMUNICATIONS FUND
THIS PROSPECTUS. ANY        THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
REPRESENTATION TO THE       THE HARTFORD GLOBAL HEALTH FUND
CONTRARY IS A CRIMINAL      THE HARTFORD GLOBAL LEADERS FUND
OFFENSE.                    THE HARTFORD GLOBAL TECHNOLOGY FUND
                            THE HARTFORD GROWTH FUND
                            THE HARTFORD GROWTH OPPORTUNITIES FUND
                            THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                            THE HARTFORD INFLATION PLUS FUND
                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                            THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                            THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                            THE HARTFORD MIDCAP FUND
                            THE HARTFORD MIDCAP VALUE FUND
                            THE HARTFORD MONEY MARKET FUND
                            THE HARTFORD SHORT DURATION FUND
                            THE HARTFORD SMALL COMPANY FUND
                            THE HARTFORD SMALLCAP GROWTH FUND
                            THE HARTFORD STOCK FUND
                            THE HARTFORD TAX-FREE CALIFORNIA FUND
                            THE HARTFORD TAX-FREE MINNESOTA FUND
                            THE HARTFORD TAX-FREE NATIONAL FUND
                            THE HARTFORD TAX-FREE NEW YORK FUND
                            THE HARTFORD TOTAL RETURN BOND FUND
                            THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                            THE HARTFORD VALUE FUND
                            THE HARTFORD VALUE OPPORTUNITIES FUND
                            THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
                            THE HARTFORD GROWTH ALLOCATION FUND
                            THE HARTFORD BALANCED ALLOCATION FUND
                            THE HARTFORD CONSERVATIVE ALLOCATION FUND
                            THE HARTFORD INCOME ALLOCATION FUND


                            THE HARTFORD MUTUAL FUNDS
                            P.O. BOX 64387
                            ST. PAUL, MN 55164-0387

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

THE HARTFORD MUTUAL FUNDS

CONTENTS


Introduction                Introduction


A summary of each fund's    The Hartford Advisers Fund
goals, principal
strategies, main risks,
performance and expenses    The Hartford Capital Appreciation Fund
                            The Hartford Disciplined Equity Fund
                            The Hartford Dividend and Growth Fund
                            The Hartford Equity Income Fund
                            The Hartford Focus Fund
                            The Hartford Global Communications Fund
                            The Hartford Global Financial Services Fund
                            The Hartford Global Health Fund
                            The Hartford Global Leaders Fund
                            The Hartford Global Technology Fund
                            The Hartford Growth Fund
                            The Hartford Growth Opportunities Fund
                            The Hartford High Yield Fund
                            The Hartford Income Fund
                            The Hartford Inflation Plus Fund
                            The Hartford International Capital Appreciation Fund
                            The Hartford International Opportunities Fund
                            The Hartford International Small Company Fund
                            The Hartford MidCap Fund
                            The Hartford MidCap Value Fund
                            The Hartford Money Market Fund
                            The Hartford Short Duration Fund
                            The Hartford Small Company Fund
                            The Hartford SmallCap Growth Fund
                            The Hartford Stock Fund
                            The Hartford Tax-Free California Fund
                            The Hartford Tax-Free Minnesota Fund
                            The Hartford Tax-Free National Fund
                            The Hartford Tax-Free New York Fund
                            The Hartford Total Return Bond Fund
                            The Hartford U.S. Government Securities Fund
                            The Hartford Value Fund
                            The Hartford Value Opportunities Fund
                            The Hartford Aggressive Growth Allocation Fund
                            The Hartford Growth Allocation Fund
                            The Hartford Balanced Allocation Fund
                            The Hartford Conservative Allocation Fund
                            The Hartford Income Allocation Fund

Description of other        Investment strategies and investment matters
investment strategies
and investment risks

Investment manager and      Management of the funds
management fee information

Information on your         About your account
account                     Choosing a share class
                            How sales charges are calculated
                            Sales charge reductions and waivers
                            Opening an account
                            Buying shares
                            Selling shares
                            Transaction policies
                            Dividends and account policies
                            Additional investor services

Further information on      Financial highlights
the funds                   Privacy policy

THE HARTFORD MUTUAL FUNDS

                                  Fund code, CUSIP number and symbol
                                  For more information                back cover


THE HARTFORD MUTUAL FUNDS

INTRODUCTION


Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, B and C shares of the funds. Each of the Funds, except for the Funds of Funds (as defined below), also offers Class Y shares to accredited investors pursuant to a separate prospectus describing that class. In addition, Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund offer Class L, Class M, Class N, Class H, Class Z and Class E shares, as applicable, pursuant to another prospectus describing those classes.


Each fund, except the Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is a diversified fund. The Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund are non-diversified funds. The non-diversified funds other than the Focus Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund are sometimes known as "sector funds." The High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund are sometimes known as the Hartford Fixed Income Funds. The Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund are sometimes known as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as listed below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). With respect to the funds of funds, HIFSCO administers the asset allocation program and provides the day-to-day portfolio management for each of these funds. The day-to-day portfolio management of each of the other funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HIFSCO, Wellington Management and Hartford Investment Management is included under the section entitled "Management of the Funds" in this prospectus.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD ADVISERS FUND

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

      -     stocks,

      -     debt securities, and

      -     money market instruments.

Asset allocation decisions are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund will normally have some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.

The fund favors stocks issued by high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD ADVISERS FUND

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   [BAR CHART]


1997            23.30%

1998            21.09%

1999            12.08%

2000             0.90%

2001            -5.21%

2002           -13.22%

2003            17.84%

2004



During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (____ quarter____).


THE HARTFORD MUTUAL FUNDS

THE HARTFORD ADVISERS FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                       LIFE OF FUND
                                                                                1 YEAR     5 YEARS   (SINCE 07/22/96)
Class A Return Before Taxes                                                        %           %              %
Class A Return After Taxes on Distributions                                        %           %              %
Class A Return After Taxes on Distributions and Sale of Fund Shares                %           %              %
Class B Return Before Taxes                                                        %           %              %
Class C Return Before Taxes(1)                                                     %           %              %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                  %           %              %(2)
Lehman Brothers Government/Credit Bond Index (reflects no deduction for fees,      %           %              %(2)
   expenses or taxes)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)   Return is from 7/31/1996 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                            CLASS A      CLASS B  CLASS C
                                                                                            -------      -------  -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price        5.50%        None     None
   Maximum deferred sales charge (load) (as a percentage of purchase price or redemption
   proceeds, whichever is less)                                                              None(1)      5.00%    1.00%
   Exchange fees                                                                             None         None     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                               %            %        %
   Distribution and service (12b-1) fees                                                     0.25%(2)     1.00%    1.00%
   Other expenses                                                                                %            %        %
   Total annual operating expenses                                                               %(2)(3)      %        %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.26%.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

THE HARTFORD MUTUAL FUNDS

THE HARTFORD ADVISERS FUND


You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                  CLASS A     CLASS B    CLASS C
Year 1                                        $           $          $
Year 3                                        $           $          $
Year 5                                        $           $          $
Year 10                                       $           $          $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)               CLASS A     CLASS B    CLASS C
Year 1                                        $           $          $
Year 3                                        $           $          $
Year 5                                        $           $          $
Year 10                                       $           $          $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.



Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.


In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD CAPITAL APPRECIATION FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   [BAR CHART]


1997            55.11%

1998             3.26%

1999            66.76%

2000             8.35%

2001            -6.74%

2002           -22.86%

2003            40.40%

2004



During the periods shown in the bar chart, the highest quarterly return was _____% (____ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                        LIFE OF FUND
                                                                                 1 YEAR     5 YEARS   (SINCE 07/22/96)
Class A Return Before Taxes                                                         %           %              %
Class A Return After Taxes on Distributions                                         %           %              %
Class A Return After Taxes on Distributions and Sale of Fund Shares                 %           %              %
Class B Return Before Taxes                                                         %           %              %
Class C Return Before Taxes(1)                                                      %           %              %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                   %           %              %(2)


Index: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)   Return is from 7/31/1996 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                               CLASS A     CLASS B   CLASS C
                                                                                               -------     -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)


THE HARTFORD MUTUAL FUNDS

THE HARTFORD CAPITAL APPRECIATION FUND


   Maximum sales charge (load) imposed on purchases as a percentage of offering price           5.50%       None      None
   Maximum deferred sales charge (load) (as a percentage of purchase price or redemption
   proceeds, whichever is less)                                                                 None(1)     5.00%     1.00%
   Exchange fees                                                                                None        None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                  %           %         %
   Distribution and service (12b-1) fees                                                        0.25%(2)    1.00%     1.00%
   Other expenses                                                                                   %           %         %
   Total annual operating expenses                                                                  %(2)(3)     %         %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.29%.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                             CLASS A    CLASS B    CLASS C
Year 1                                                   $          $          $
Year 3                                                   $          $          $
Year 5                                                   $          $          $
Year 10                                                  $          $          $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                          CLASS A    CLASS B    CLASS C
Year 1                                                   $          $          $
Year 3                                                   $          $          $
Year 5                                                   $          $          $
Year 10                                                  $          $          $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD DISCIPLINED EQUITY FUND


INVESTMENT GOAL. The Hartford Disciplined Equity Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. Though normally not implemented, the fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD DISCIPLINED EQUITY FUND


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   [BAR CHART]


1999            20.80%

2000            -6.49%

2001            -8.50%

2002           -25.11%

2003            28.36%

2004



During the periods shown in the bar chart, the highest quarterly return was ___% (__ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ___).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                        LIFE OF FUND
                                                                          1 YEAR         5 YEARS      (SINCE 04/30/98)
Class A Return Before Taxes                                                  %               %                 %
Class A Return After Taxes on Distributions                                  %               %                 %
Class A Return After Taxes on Distributions and Sale of Fund Shares          %               %                 %
Class B Return Before Taxes                                                  %               %                 %
Class C Return Before Taxes(1)                                               %               %                 %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)            %               %                 %


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                 CLASS A      CLASS B      CLASS C
                                                                                                 -------      -------      -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price             5.50%        None         None
   Maximum deferred sales charge (load) (as a percentage of purchase price or
   redemption proceeds, whichever is less)                                                        None(1)      5.00%        1.00%
   Exchange fees                                                                                  None         None         None


THE HARTFORD MUTUAL FUNDS

THE HARTFORD DISCIPLINED EQUITY FUND



ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                     %            %            %
   Distribution and service (12b-1) fees                                           0.25%(2)     1.00%        1.00%
   Other expenses                                                                      %            %            %
   Total annual operating expenses(3)                                                  %(2)         %            %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                    CLASS A        CLASS B      CLASS C
Year 1                                          $              $            $
Year 3                                          $              $            $
Year 5                                          $              $            $
Year 10                                         $              $            $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                 CLASS A        CLASS B      CLASS C
Year 1                                          $              $            $
Year 3                                          $              $            $
Year 5                                          $              $            $
Year 10                                         $              $            $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average income yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   [BAR CHART]


1997            30.99%

1998            14.47%

1999             4.57%

2000            10.04%

2001            -4.57%

2002           -14.19%

2003            25.66%

2004



During the periods shown in the bar chart, the highest quarterly return was % (____ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                    LIFE OF
                                                                                                     FUND
                                                                                                    (SINCE
                                                                           1 YEAR       5 YEARS     7/22/96)
Class A Return Before Taxes                                                   %             %           %
Class A Return After Taxes on Distributions                                   %             %           %
Class A Return After Taxes on Distributions and Sale of Fund Shares           %             %           %
Class B Return Before Taxes                                                   %             %           %
Class C Return Before Taxes(1)                                                %             %           %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)             %             %           %(2)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)   Return is from 7/31/1996 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                            CLASS A      CLASS B   CLASS C
                                                                                            -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price        5.50%        None      None
   Maximum deferred sales charge (load) (as a percentage of purchase price or redemption
   proceeds, whichever is less)                                                              None(1)      5.00%     1.00%


THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND


   Exchange fees                                                                             None         None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                               %            %         %
   Distribution and service (12b-1) fees                                                     0.25%(2)     1.00%     1.00%
   Other expenses                                                                                %            %         %
   Total annual operating expenses                                                               %(2)(3)      %         %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                CLASS A    CLASS B    CLASS C
Year 1                                      $          $          $
Year 3                                      $          $          $
Year 5                                      $          $          $
Year 10                                     $          $          $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)             CLASS A    CLASS B    CLASS C
Year 1                                      $          $          $
Year 3                                      $          $          $
Year 5                                      $          $          $
Year 10                                     $          $          $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD EQUITY INCOME FUND

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $3 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD EQUITY INCOME FUND


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS A TOTAL RETURN FOR CALENDAR YEAR 2004
(EXCLUDES SALES CHARGES)


                                   [BAR CHART]


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ___% (___ quarter, ___).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                          LIFE OF FUND
                                                          1 YEAR         (SINCE 8/28/03)
Class A Return Before Taxes                                  %                    %
Class A Return After Taxes on Distributions                  %                    %
Class A Return After Taxes on Distributions and              %                    %
Sale of Fund Shares
Class B Return Before Taxes                                  %                    %
Class C Return Before Taxes                                  %                    %
Russell 1000 Value Index                                     %                    %(1)
(reflects no deduction for fees, expenses or taxes)



INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.



(1) Return is from 8/31/03 - 12/31/04


THE HARTFORD MUTUAL FUNDS

THE HARTFORD EQUITY INCOME FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                  CLASS A        CLASS B     CLASS C
                                                                                  -------        -------     -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                                    5.50%          None        None
   Maximum deferred sales charge (load) (as a percentage of purchase price or
   redemption proceeds, whichever is less)                                         None(1)        5.00%       1.00%
   Exchange fees                                                                   None           None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(3)                                                                  %              %           %
   Distribution and service (12b-1) fees                                           0.25%(2)       1.00%       1.00%
   Other expenses                                                                      %              %           %
   Total annual operating expenses(3)                                                  %(2)(4)        %           %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has voluntarily agreed to waive management fees until August 28, 2005. While such waiver is in effect, Class A, Class B and Class C net expenses would be ____%, ____%, and ____%, respectively.



(4) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.51%.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)             CLASS A          CLASS B          CLASS C
Year 1                                   $                $                $
Year 3                                   $                $                $
Year 5                                   $                $                $
Year 10                                  $                $                $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)          CLASS A          CLASS B          CLASS C
Year 1                                   $                $                $
Year 3                                   $                $                $
Year 5                                   $                $                $
Year 10                                  $                $                $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD FOCUS FUND

INVESTMENT GOAL. The Hartford Focus Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


Wellington Management uses a two phase investment strategy to evaluate a security for purchase by the fund. Using what is sometimes called a "top down" approach, Wellington Management analyzes the general economic and investment environment by evaluating such factors as economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this process Wellington Management tries to anticipate trends and changes in various markets and in the overall economy to identify industries and sectors that will outperform the U.S. economy.


The "top down" analysis is followed by what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from industries and sectors identified in the top down analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

The key characteristics of companies in which the fund typically invests include:

      -     Accelerating earnings and earnings per share growth

      -     A strong balance sheet combined with a high return on equity

      -     Unrecognized or undervalued assets

      -     A strong management team

      -     A leadership position within an industry

      -     Sustainable or increasing dividends

      -     Positive investor sentiment

The fund will consider selling a security when:

      -     Downside risk equals upside potential

      -     Decreasing trend of earnings growth is exhibited

      -     Excessive valuations are reached

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the top down, bottom

THE HARTFORD MUTUAL FUNDS

THE HARTFORD FOCUS FUND

up strategy and fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   [BAR CHART]


2002            -25.40%

2003             27.13%

2004


THE HARTFORD MUTUAL FUNDS

THE HARTFORD FOCUS FUND


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                       LIFE OF FUND
                                                                         1 YEAR       (SINCE 5/24/01)
Class A Return Before Taxes                                                 %                  %
Class A Return After Taxes on Distributions                                 %                  %
Class A Return After Taxes on Distributions and Sale of Fund Shares         %                  %
Class B Return Before Taxes                                                 %                  %
Class C Return Before Taxes                                                 %                  %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)           %                  %(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1) Return is from 5/31/2001 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                           CLASS A     CLASS B   CLASS C
                                                                                           -------     -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price       5.50%       None      None
   Maximum deferred sales charge (load) (as a percentage of purchase price or redemption    None(1)     5.00%     1.00%
   proceeds, whichever is less)
   Exchange fees                                                                            None        None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                              %           %         %
   Distribution and service (12b-1) fees                                                    0.25%(2)    1.00%     1.00%
   Other expenses                                                                               %           %         %
   Total annual operating expenses(3)                                                           %(2)        %         %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends, and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

THE HARTFORD MUTUAL FUNDS

THE HARTFORD FOCUS FUND

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)              CLASS A    CLASS B     CLASS C
Year 1                                    $          $           $
Year 3                                    $          $           $
Year 5                                    $          $           $
Year 10                                   $          $           $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)           CLASS A    CLASS B     CLASS C
Year 1                                    $          $           $
Year 3                                    $          $           $
Year 5                                    $          $           $
Year 10                                   $          $           $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL COMMUNICATIONS FUND

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; companies that provide traditional local and long-distance telephone service and equipment; companies that provide cellular, paging and local and wide area product networks or equipment; companies that provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:

      - The current market price of its stock is at the low end of its historical relative valuation range

      - A positive change in operating results is anticipated but not yet reflected in the price of its stock

      -     Unrecognized or undervalued assets

      - Management that demonstrates that it can convert the above factors into shareholder value

The fund will consider selling a security when:

      -     Its target price is achieved

      - Expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects

      - Equity securities of other comparable issuers in an industry are available at more attractive prices


The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL COMMUNICATIONS FUND

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL COMMUNICATIONS FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   [BAR CHART]


2001            -36.53%

2002            -30.99%

2003             54.81%

2004



During the periods shown in the bar chart, the highest quarterly return was ___% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                 LIFE OF FUND
                                                                                  1 YEAR       (SINCE 10/31/00)
Class A Return Before Taxes                                                          %                   %
Class A Return After Taxes on Distributions                                          %                   %
Class A Return After Taxes on Distributions and Sale of Fund Shares                  %                   %
Class B Return Before Taxes                                                          %                   %
Class C Return Before Taxes                                                          %                   %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                    %                   %
MSCI AC (All Country) World Free Telecommunication Services Index (reflects no
deduction for fees, expenses or taxes)                                               %                   %


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI AC (All Country) World Free Telecommunication Services Index is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                           CLASS A     CLASS B    CLASS C
                                                                                           -------     -------    -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price       5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of purchase price or redemption
   proceeds, whichever is less)                                                             None(1)     5.00%      1.00%


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL COMMUNICATIONS FUND


   Exchange fees                                                                            None        None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                              %           %          %
   Distribution and service (12b-1) fees                                                    0.25%(2)    1.00%      1.00%
   Other expenses                                                                               %           %          %
   Total annual operating expenses(3)                                                           %(2)        %          %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B     CLASS C
Year 1                                           $          $           $
Year 3                                           $          $           $
Year 5                                           $          $           $
Year 10                                          $          $           $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B     CLASS C
Year 1                                           $          $           $
Year 3                                           $          $           $
Year 5                                           $          $           $
Year 10                                          $          $           $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

      -     Management focuses on rewarding shareholders

      -     Market expectations of future earnings are too low

      - Market value does not reflect the fact that earnings are understated due to conservative accounting

      - Market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist

      - It is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality

      - Its strength in a distinct product or geographic area makes it attractive to potential acquirers

The fund will consider selling a security when:

      - Its issuer's management no longer appears to promote shareholder value

      -     Market expectations of future earnings are too high

      - It can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality

      - Market value exceeds the true value of the issuer's component businesses

      - Market value does not reflect the fact that earnings are overstated due to aggressive accounting

      - Market value does not reflect the risk of potential problems in an important business component

      - Equity securities of other comparable issuers in an industry are available at more attractive prices


The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.


Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   [BAR CHART]


2001            -6.50%

2002           -19.37%

2003            29.93%

2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ___% (___ quarter, ___).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                 LIFE OF FUND
                                                                                 1 YEAR        (SINCE 10/31/00)
Class A Return Before Taxes                                                         %                    %
Class A Return After Taxes on Distributions                                         %                    %
Class A Return After Taxes on Distributions and Sale of Fund Shares                 %                    %
Class B Return Before Taxes                                                         %                    %
Class C Return Before Taxes                                                         %                    %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                   %                    %
MSCI Finance ex Real Estate Index (reflects no deduction for fees, expenses
or taxes)                                                                           %                    %


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                       CLASS A       CLASS B    CLASS C
                                                                                       -------       -------    -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price   5.50%         None       None


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND


   Maximum deferred sales charge (load) (as a percentage of purchase price or
   redemption proceeds, whichever is less)                                           None(1)       5.00%      1.00%
   Exchange fees                                                                     None          None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                       %             %          %
   Distribution and service (12b-1) fees                                             0.25%(2)      1.00%      1.00%
   Other expenses                                                                        %             %          %
   Total annual operating expenses(3)                                                    %(2)          %          %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                   CLASS A         CLASS B     CLASS C
Year 1                                         $               $           $
Year 3                                         $               $           $
Year 5                                         $               $           $
Year 10                                        $               $           $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)              CLASS A          CLASS B      CLASS C
Year 1                                       $                $            $
Year 3                                       $                $            $
Year 5                                       $                $            $
Year 10                                      $                $            $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL HEALTH FUND

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share the following attributes:

      -     The company's business franchise is temporarily mispriced

      -     The company has under-appreciated new product pipelines

      - The company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad)

      -     The company is a target of opportunity due to industry consolidation

Stocks will be considered for sale from the fund when:

      -     Target prices are achieved

      -     Fundamental expectations are not met

      -     A company's prospects become less appealing


Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.



The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL HEALTH FUND

narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.


Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL HEALTH FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   [BAR CHART]


2001             1.47%

2002           -17.62%

2003            31.12%

2004



During the periods shown in the bar chart, the highest quarterly return was ___% (___ quarter, ___) and the lowest quarterly return was ___% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                   LIFE OF FUND
                                                                                  1 YEAR         (SINCE 05/01/00)
Class A Return Before Taxes                                                          %                     %
Class A Return After Taxes on Distributions                                          %                     %
Class A Return After Taxes on Distributions and Sale of Fund Shares                  %                     %
Class B Return Before Taxes                                                          %                     %
Class C Return Before Taxes                                                          %                     %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                    %                     %(1)
Goldman Sachs Health Care Index (reflects no deduction for fees, expenses
or taxes)                                                                            %                     %(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.


(1) Return is from 4/30/2000 -- 12/31/2004.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL HEALTH FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                            CLASS A      CLASS B      CLASS C
                                                                                            -------      -------      -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price         5.50%        None         None
   Maximum deferred sales charge (load) (as a percentage of purchase price or
   redemption proceeds, whichever is less)                                                    None(1)      5.00%        1.00%
   Exchange fees                                                                              None         None         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                %            %            %
   Distribution and service (12b-1) fees                                                      0.25%(2)     1.00%        1.00%
   Other expenses                                                                                 %            %            %
   Total annual operating expenses(3)                                                             %(2)         %            %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                 CLASS A         CLASS B         CLASS C
Year 1                                       $               $               $
Year 3                                       $               $               $
Year 5                                       $               $               $
Year 10                                      $               $               $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)              CLASS A         CLASS B         CLASS C
Year 1                                       $               $               $
Year 3                                       $               $               $
Year 5                                       $               $               $
Year 10                                      $               $               $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL LEADERS FUND

INVESTMENT GOAL. The Hartford Global Leaders Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.


Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index.






The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is screened and researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and actively managed in terms of trading and tracking risk.



For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 270%.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL LEADERS FUNDS

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                  [BAR CHART]


1999             47.68%

2000             -7.26%

2001            -17.33%

2002            -20.50%

2003             34.86%

2004



During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ___) and the lowest quarterly return was ____% (___ quarter,
____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                                  LIFE OF FUND
                                                                                                                     (SINCE
                                                                             1 YEAR              5 YEARS             09/30/98)
Class A Return Before Taxes                                                      %                   %                  %
Class A Return After Taxes on Distributions                                      %                   %                  %
Class A Return After Taxes on Distributions and Sale of Fund Shares              %                   %                  %
Class B Return Before Taxes                                                      %                   %                  %
Class C Return Before Taxes                                                      %                   %                  %
Morgan Stanley Capital International World Index (reflects no deduction for      %                   %                  %
fees, expenses or taxes)


INDEX: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL LEADERS FUNDS

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                              CLASS A       CLASS B       CLASS C
                                                                                              -------       -------       -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price           5.50%         None           None
   Maximum deferred sales charge (load) (as a percentage of purchase price or                   None(1)       5.00%         1.00%
   redemption proceeds, whichever is less)
   Exchange fees                                                                                None          None           None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                  %             %              %
   Distribution and service (12b-1) fees                                                        0.25%(2)      1.00%          1.00%
   Other expenses                                                                                   %             %              %
   Total annual operating expenses(3)                                                               %(2)          %              %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.48%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                                        CLASS A            CLASS B             CLASS C
Year 1                                                                                $                  $                   $
Year 3                                                                                $                  $                   $
Year 5                                                                                $                  $                   $
Year 10                                                                               $                  $                   $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITH REDEMPTION)                                                        CLASS A            CLASS B             CLASS C
Year 1                                                                                $                  $                   $
Year 3                                                                                $                  $                   $
Year 5                                                                                $                  $                   $
Year 10                                                                               $                  $                   $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL TECHNOLOGY  FUNDS

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, and emerging technology-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, near term macroeconomic events that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the fund typically share the following attributes:

      -     A positive change in operating results is anticipated

      -     Unrecognized or undervalued capabilities are present

      - The quality of management indicates that these factors will be converted to shareholder value

Stocks will be considered for sale from the fund when:

      -     Target prices are achieved

      - Earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook

      -     More attractive value in a comparable company is available.


The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL TECHNOLOGY FUND


fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.


Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL TECHNOLOGY FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                  [BAR CHART]


2001    -22.63%

2002    -38.45%

2003     60.13%

2004



During the periods shown in the bar chart, the highest quarterly return was ___% (___ quarter, ___) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                           LIFE OF FUND
                                                                                 1 YEAR                  (SINCE 05/01/00)
                                                                                 ------                  ----------------
Class A Return Before Taxes                                                         %                           %
Class A Return After Taxes on Distributions                                         %                           %
Class A Return After Taxes on Distributions and Sale of Fund Shares                 %                           %
Class B Return Before Taxes                                                         %                           %
Class C Return Before Taxes                                                         %                           %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                   %                           %(1)
Goldman Sachs Technology Composite Index (reflects no deduction for fees,
expenses or taxes)                                                                  %                           %(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.


(1) Return is from 4/30/2000 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL TECHNOLOGY FUND


                                                                                          CLASS A          CLASS B          CLASS C
                                                                                          -------          -------          -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price       5.50%            None             None
   Maximum deferred sales charge (load) (as a percentage of purchase price or               None(1)          5.00%            1.00%
   redemption proceeds, whichever is less)
   Exchange fees                                                                            None             None             None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                              %                %                %
   Distribution and service (12b-1) fees                                                    0.25%(2)         1.00%            1.00%
   Other expenses                                                                               %                %                %
   Total annual operating expenses(3)                                                           %(2)             %                %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                                      CLASS A         CLASS B         CLASS C
Year 1                                                                              $              $               $
Year 3                                                                              $              $               $
Year 5                                                                              $              $               $
Year 10                                                                             $              $               $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITH REDEMPTION)                                                      CLASS A         CLASS B         CLASS C
Year 1                                                                              $              $               $
Year 3                                                                              $              $               $
Year 5                                                                              $              $               $
Year 10                                                                             $              $               $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND

INVESTMENT GOAL. The Hartford Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.






Wellington Management utilizes what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                                  [BAR CHART]


1995     21.57%

1996     18.56%

1997     23.80%

1998     29.63%

1999     34.67%

2000     -4.95%

2001    -14.60%

2002    -24.78%

2003     32.60%

2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                         1 YEAR      5 YEARS        10 YEARS     SINCE INCEPTION
                                                                         ------      -------        --------     ---------------
Class A Return Before Taxes(1)                                               %           %                %             N/A
Class A Return After Taxes on Distributions(1)                               %           %                %             N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(1)                                                                    %           %                %             N/A
Class B Return Before Taxes(1)                                               %           %               N/A             %(2)
Class C Return Before Taxes(1)                                               %           %               N/A             %(2)
Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes)                                                           %           %                %              %(3)


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.


(3)   Return is from 11/30/1994 - 12/31/2004.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                          CLASS A        CLASS B      CLASS C
                                                                                          -------        -------      -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price     5.50%            None         None
   Maximum deferred sales charge (load) (as a percentage of purchase price or
   redemption  proceeds, whichever is less)                                               None(1)          5.00%        1.00%
   Exchange fees                                                                          None             None         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                            %                %            %
   Distribution and service (12b-1) fees                                                  0.25%(2)         1.00%        1.00%
   Other expenses                                                                             %                %            %
   Total annual operating expenses(3)                                                         %(2)             %            %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.33%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                                      CLASS A         CLASS B         CLASS C
Year 1                                                                              $              $               $
Year 3                                                                              $              $               $
Year 5                                                                              $              $               $
Year 10                                                                             $              $               $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                                   CLASS A         CLASS B         CLASS C
Year 1                                                                              $              $               $
Year 3                                                                              $              $               $
Year 5                                                                              $              $               $
Year 10                                                                             $              $               $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
                            (EXCLUDES SALES CHARGES)

                                  [BAR CHART]


1995     25.49%

1996     17.18%

1997     13.74%

1998     18.97%

1999     53.67%

2000      3.47%

2001    -24.11%

2002    -28.44%

2003     43.61%

2004



During the periods shown in the bar chart, the highest quarterly return was _____% (____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                   1 YEAR    5 YEARS         10 YEARS    SINCE INCEPTION
Class A Return Before Taxes(1)                                      %            %               %               N/A
Class A Return After Taxes on Distributions(1)                      %            %               %               N/A
Class A Return After Taxes on Distributions and Sale of
Fund Shares(1)                                                      %            %               %               N/A
Class B Return Before Taxes(1)                                      %            %              N/A               %(2)
Class C Return Before Taxes(1)                                      %            %              N/A               %(2)
Russell 3000 Growth Index (reflects no deduction for
fees, expenses or taxes)                                            %            %               %                %(3)


INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.


(3)   Return is from 11/30/1994 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND


                                                                                         CLASS A        CLASS B          CLASS C
                                                                                         -------        -------          -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price     5.50%           None             None
   Maximum deferred sales charge (load) (as a percentage of purchase price or             None(1)         5.00%            1.00%
   redemption proceeds, whichever is less)
   Exchange fees                                                                          None            None             None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                            %               %                %
   Distribution and service (12b-1) fees                                                  0.25%(2)        1.00%            1.00%
   Other expenses                                                                             %               %                %
   Total annual operating expenses(3)                                                         %(2)            %                %


(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.36%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                                      CLASS A         CLASS B         CLASS C
Year 1                                                                              $              $               $
Year 3                                                                              $              $               $
Year 5                                                                              $              $               $
Year 10                                                                             $              $               $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                                   CLASS A         CLASS B         CLASS C
Year 1                                                                              $              $               $
Year 3                                                                              $              $               $
Year 5                                                                              $              $               $
Year 10                                                                             $              $               $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD HIGH YIELD FUND

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". The fund will invest no more than 10% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities within selected industries that appear from a yield perspective to be attractive. Hartford Investment Management assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

THE HARTFORD MUTUAL FUND

THE HARTFORD HIGH YIELD FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                  [BAR CHART]


1999                     3.47%

2000                     0.62%

2001                     2.89%

2002                    -7.67%

2003                    24.30%

2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                                  LIFE OF FUND
                                                                               1 YEAR          5 YEARS          (SINCE 09/30/98)
Class A Return Before Taxes                                                      %               %                     %
Class A Return After Taxes on Distributions                                      %               %                     %
Class A Return After Taxes on Distributions and Sale of Fund Shares              %               %                     %
Class B Return Before Taxes                                                      %               %                     %
Class C Return Before Taxes                                                      %               %                     %



THE HARTFORD MUTUAL FUNDS

THE HARTFORD HIGH YIELD FUND


Lehman Brothers High Yield Corporate Index (reflects no deduction for fees,      %               %                     %
expenses or taxes)


INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission ("SEC"). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                       CLASS A   CLASS B    CLASS C
                                                                                       -------   -------    -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price   4.50%      None     None
   Maximum deferred sales charge (load) (as a percentage of purchase price or
   redemption proceeds, whichever is less)                                              None(1)    5.00%    1.00%
   Exchange fees                                                                        None       None     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                          %          %        %
   Distribution and service (12b-1) fees                                                0.25%(2)   1.00%    1.00%
   Other expenses                                                                           %          %        %
   Total annual operating expenses(3)                                                       %(2)       %        %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.35%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.10% and 2.10%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                                      CLASS A         CLASS B         CLASS C
Year 1                                                                              $              $               $
Year 3                                                                              $              $               $
Year 5                                                                              $              $               $
Year 10                                                                             $              $               $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                                   CLASS A         CLASS B         CLASS C
Year 1                                                                              $              $               $
Year 3                                                                              $              $               $
Year 5                                                                              $              $               $
Year 10                                                                             $              $               $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME FUND

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 60% of its total assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 40% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "A3" by Moody's.


The fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) swaps where the fund receives inflation-linked payments.


Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations;
(4) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages

THE HARTFORD MUTUAL FUND

THE HARTFORD INCOME FUND

and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME FUND


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                                  [BAR CHART]


2003      10.02%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                     LIFE OF FUND
                                                                 1 YEAR            (SINCE 10/31/02)
Class A Return Before Taxes                                          %                    %
Class A Return After Taxes on Distributions                          %                    %
Class A Return After Taxes on  Distributions  and Sale of            %                    %
 Fund Shares
Class B Return Before Taxes                                          %                    %
Class C Return Before Taxes                                          %                    %
Lehman Brothers U.S. Aggregate Bond Index (reflects no               %                    %
 deduction for fees, expenses or taxes)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                CLASS A    CLASS B  CLASS C
                                                                                                -------    -------  -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price            4.50%      None     None
   Maximum deferred sales charge (load) (as a percentage of purchase price or
   redemption  proceeds, whichever is less)                                                      None(1)    5.00%    1.00%
   Exchange fees                                                                                 None       None     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
Management fees                                                                                       %       0.60%        %
Distribution and service (12b-1) fees                                                             0.25%(2)    1.00%    1.00%

Other expenses                                                                                        %           %        %
Total annual operating expenses(3)                                                                    %(2)        %        %


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME FUND

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.95%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.70% and 1.70%, respectively. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                      CLASS A                   CLASS B                   CLASS C
Year 1                                             $                         $                         $
Year 3                                             $                         $                         $
Year 5                                             $                         $                         $
Year 10                                            $                         $                         $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                   CLASS A                   CLASS B                   CLASS C
Year 1                                             $                         $                         $
Year 3                                             $                         $                         $
Year 5                                             $                         $                         $
Year 10                                            $                         $                         $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INFLATION PLUS FUND

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's.


In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy but that are not currently available in the market. Such derivatives may include (but are not limited to) swaps where the fund receives inflation-linked payments.


There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select issues by assessing such factors as security structure, break even inflation rates, a company's business environment, balance sheet, income statement, anticipated earnings and management team.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can

THE HARTFORD MUTUAL FUNDS

THE HARTFORD INFLATION PLUS FUND

decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's

THE HARTFORD MUTUAL FUNDS

THE HARTFORD INFLATION PLUS FUND

particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                                  [BAR CHART]


2003      6.68%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                     LIFE OF FUND
                                                                 1 YEAR            (SINCE 10/31/02)
Class A Return Before Taxes                                         %                     %
Class A Return After Taxes on Distributions                         %                     %
Class A Return After Taxes on  Distributions and Sale of            %                     %
 Fund Shares
Class B Return Before Taxes                                         %                     %
Class C Return Before Taxes                                         %                     %
Lehman Brothers U.S. TIPS Index (reflects no deduction              %                     %
 for fees, expenses or taxes)


INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                        CLASS A            CLASS B        CLASS C
                                                                                        -------            -------        -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price    4.50%               None           None
   Maximum deferred sales charge (load) (as a percentage of purchase
   price or redemption proceeds, whichever is less)                                      None(1)             5.00%          1.00%


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INFLATION PLUS FUND


   Exchange fees                                                          None                None           None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                            %                   %              %
   Distribution and service (12b-1) fees                                  0.25%(2)            1.00%          1.00%
   Other expenses                                                             %                   %              %
   Total annual operating expenses(3)                                         %(2)                %              %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.95%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.70% and 1.70%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                                 CLASS A                CLASS B                   CLASS C
Year 1                                                                        $                      $                         $
Year 3                                                                        $                      $                         $
Year 5                                                                        $                      $                         $
Year 10                                                                       $                      $                         $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                              CLASS A                CLASS B                   CLASS C
Year 1                                                                        $                      $                         $
Year 3                                                                        $                      $                         $
Year 5                                                                        $                      $                         $
Year 10                                                                       $                      $                         $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. Under normal circumstances, the fund diversifies its investments among at least five countries. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.





The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index.






The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is screened and researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and actively managed in terms of trading and tracking risk.


For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 200%.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on growth companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual

THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                  [BAR CHART]


2002      -18.76%
2003       49.00%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                    LIFE OF FUND
                                                                                 1 YEAR            (SINCE 4/30/01)
Class A Return Before Taxes                                                         %                       %
Class A Return After Taxes on Distributions                                         %                       %
Class A Return After Taxes on Distributions and Sale of Fund Shares                 %                       %
Class B Return Before Taxes                                                         %                       %
Class C Return Before Taxes                                                         %                       %
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)                 %                       %


INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                CLASS A      CLASS B   CLASS C
                                                                                                -------      --------  -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price              5.50%         None     None
   Maximum deferred  sales charge (load) (as a percentage of purchase price or redemption          None(1)       5.00%    1.00%
   proceeds, whichever is less)
   Exchange fees                                                                                   None          None     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                     %             %        %
   Distribution and service (12b-1) fees                                                           0.25%(2)      1.00%    1.00%
   Other expenses                                                                                      %             %        %
   Total annual operating expenses(3)                                                                  %(2)          %        %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                                   CLASS A              CLASS B              CLASS C
Year 1                                                                          $                    $                    $
Year 3                                                                          $                    $                    $
Year 5                                                                          $                    $                    $
Year 10                                                                         $                    $                    $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                                CLASS A              CLASS B              CLASS C
Year 1                                                                          $                    $                     $
Year 3                                                                          $                    $                     $
Year 5                                                                          $                    $                     $
Year 10                                                                         $                    $                     $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management uses a three-pronged investment strategy:

      - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

      - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

      - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any size capitalization. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to the MSCI AC World ex US Index. As of December 31, 2004, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $_____ million and $_____ billion.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                  [BAR CHART]


1997      0.84
1998     12.53%
1999     39.13%
2000    -15.52%
2001    -18.74%
2002    -20.20%
2003     31.47%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                                      LIFE OF FUND
                                                                               1 YEAR             5 YEARS           (SINCE 07/22/96)
Class A Return Before Taxes                                                       %                  %                       %
Class A Return After Taxes on Distributions                                       %                  %                       %
Class A Return After Taxes on Distributions and Sale of Fund Shares               %                  %                       %
Class B Return Before Taxes                                                       %                  %                       %
Class C Return Before Taxes(1)                                                    %                  %                       %
MSCI AC World ex US Index (reflects no deduction for                              %                  %                       %(2)
fees, expenses or taxes)



INDEX: The Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index") is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND


stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.


(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)   Return is from 7/31/1996 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                       CLASS A    CLASS B   CLASS C
                                                                                                       -------    -------   --------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price                     5.50%     None     None
   Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
   whichever is less)                                                                                     None(1)   5.00%    1.00%
   Exchange fees                                                                                          None      None     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                            %         %        %
   Distribution and service (12b-1) fees                                                                  0.25%(2)  1.00%    1.00%
   Other expenses                                                                                             %         %        %
   Total annual operating expenses(3)                                                                         %(2)      %        %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.57%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                                   CLASS A       CLASS B       CLASS C
Year 1                                                                          $              $            $
Year 3                                                                          $              $            $
Year 5                                                                          $              $            $
Year 10                                                                         $              $            $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                                CLASS A       CLASS B       CLASS C
Year 1                                                                          $              $            $
Year 3                                                                          $              $            $
Year 5                                                                          $              $            $
Year 10                                                                         $              $            $


THE HARTFORD MUTUAL FUNDS
                                                                              66

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, with market capitalizations of under $5 billion. Under normal circumstances, the fund diversifies its investments among at least ten countries. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, quantitative screens, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:

     -   a well-articulated business plan

     -   experienced management

     -   a sustainable competitive advantage

     -   strong financial characteristics

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                  [BAR CHART]


2002      -4.38%
2003      54.66%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, ______).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                 LIFE OF FUND
                                                                              1 YEAR            (SINCE 4/30/01)
Class A Return Before Taxes                                                       %                     %
Class A Return After Taxes on Distributions                                       %                     %
Class A Return After Taxes on Distributions and Sale of Fund Shares               %                     %
Class B Return Before Taxes                                                       %                     %
Class C Return Before Taxes                                                       %                     %


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND


S&P/Citigroup Broad Market Index $2 billion Euro-Pacific (reflects no
deduction for fees, expenses or taxes)                                            %                     %
S&P/Citigroup Extended Market Euro-Pacific Index (reflects no
deduction for fees, expenses or taxes)                                            %                     %



INDICES: The S&P/Citigroup Broad Market Index $2 billion Euro-Pacific is a free float-adjusted market capitalization index that includes only those companies with a market cap between $100 million and $2 billion. The S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the Broad Market Index. All developed countries are included except the US and Canada. As of December 31, 2004, the range of market capitalizations of companies in the S&P/Citigroup Extended Market Euro-Pacific Index was between approximately $____ million and $_____ billion. The fund has changed its benchmark from the S&P/Citigroup Broad Market Index $2 billion Euro-Pacific to the S&P/Citigroup Extended Market Euro Pacific Index because the fund's investment manager believes that the S&P/Citigroup Extended Market Euro-Pacific Index is better suited to the investment strategy of the fund. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                  CLASS A      CLASS B   CLASS C
                                                                                                  -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price              5.50%        None      None
   Maximum deferred sales charge (load) (as a percentage of purchase price or
   redemption  proceeds, whichever is less)                                                        None(1)      5.00%     1.00%
   Exchange fees                                                                                   None         None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                     %            %         %
   Distribution and service (12b-1) fees                                                           0.25%(2)     1.00%     1.00%
   Other expenses                                                                                      %            %         %
   Total annual operating expenses(3)                                                                  %(2)         %         %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                         CLASS A                   CLASS B           CLASS C
Year 1                                                $                         $                 $
Year 3                                                $                         $                 $
Year 5                                                $                         $                 $
Year 10                                               $                         $                 $



THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                               CLASS A                  CLASS B                   CLASS C
Year 1                                                        $                        $                         $
Year 3                                                        $                        $                         $
Year 5                                                        $                        $                         $
Year 10                                                       $                        $                         $


THE HARTFORD MUTUAL FUNDS
                                                                              70

THE HARTFORD MIDCAP FUND


AS OF AUGUST 16, 2004, THE FUND NO LONGER OFFERS CLASS A, B AND C SHARES EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES TO INVESTORS WHO PARTICIPATE IN WRAP-FEE OR SIMILAR PROGRAMS IN CONNECTION WITH CERTAIN INVESTMENT PLATFORMS. CURRENTLY, THE WRAP-FEE PROGRAMS THAT QUALIFY ARE THOSE WITH STRATEGIC ADVISERS, INC. (THAT ARE CLEARED THROUGH NATIONAL FINANCIAL SERVICES), THE RAYMOND JAMES FREEDOM WRAP ACCOUNT, AND THE A.G. EDWARDS PROFESSIONAL FUND ADVISOR (PFA) WRAP ACCOUNT. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES: (1) THROUGH ACH AND OTHER SIMILAR SYSTEMATIC INVESTMENT FACILITIES TO INVESTORS WHO ESTABLISHED PLANS TO INVEST THROUGH SUCH FACILITIES PRIOR TO AUGUST 16, 2004, (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, AND (3) TO CERTAIN QUALIFIED RETIREMENT PLANS THAT INCLUDED (OR OFFERED) THE FUND AS AN INVESTMENT OPTION PRIOR TO AUGUST 16, 2004.



THE FUND CONTINUES TO PAY 12b-1 FEES.


INVESTMENT GOAL.  The Hartford MidCap Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2004, this range was between approximately $_____ million and $_____ billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



The fund uses a bottom up investment strategy which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the




THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP FUND

impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   [BAR CHART]


1998       23.12%
1999       50.17%
2000       24.86%
2001       -4.65%
2002      -15.01%
2003       35.84%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                     LIFE OF FUND
                                                                            1 YEAR      5 YEARS    (SINCE 12/31/97)
Class A Return Before Taxes                                                    %            %               %
Class A Return After Taxes on Distributions                                    %            %               %
Class A Return After Taxes on Distributions and Sale of Fund Shares            %            %               %
Class B Return Before Taxes                                                    %            %               %
Class C Return Before Taxes(1)                                                 %            %               %
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)       %            %               %


INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                           CLASS A     CLASS B    CLASS C
                                                                                           -------     -------    -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price      5.50%         None       None
   Maximum deferred sales charge (load) (as a percentage of purchase price or              None(1)       5.00%      1.00%
   redemption proceeds, whichever is less)
   Exchange fees                                                                           None          None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                             %             %          %
   Distribution and service (12b-1) fees                                                   0.25%(2)      1.00%      1.00%
   Other expenses                                                                              %             %          %
   Total annual operating expenses                                                             %(2)(3)       %          %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.37%.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)             CLASS A   CLASS B   CLASS C
Year 1                                   $         $         $
Year 3                                   $         $         $
Year 5                                   $         $         $
Year 10                                  $         $         $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)          CLASS A   CLASS B   CLASS C
Year 1                                   $         $         $
Year 3                                   $         $         $
Year 5                                   $         $         $
Year 10                                  $         $         $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP VALUE FUND


AS OF AUGUST 16, 2004, THE FUND NO LONGER OFFERS CLASS A, B AND C SHARES EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES: (1) THROUGH ACH AND OTHER SIMILAR SYSTEMATIC INVESTMENT FACILITIES TO INVESTORS WHO ESTABLISHED PLANS TO INVEST THROUGH SUCH FACILITIES PRIOR TO AUGUST 16, 2004 AND (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS.



THE FUND CONTINUES TO PAY 12b-1 FEES.


INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2004, this range was between approximately $_____ million and $_____ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:

      -     high fundamental investment value

      -     strong management team

      -     strong industry position

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual

THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP VALUE FUND

returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   [BAR CHART]


2002      -13.49%
2003       42.49%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                 LIFE OF FUND
                                                                                1 YEAR          (SINCE 4/30/01)
Class A Return Before Taxes                                                         %                  %
Class A Return After Taxes on Distributions                                         %                  %
Class A Return After Taxes on Distributions and Sale of Fund Shares                 %                  %
Class B Return Before Taxes                                                         %                  %
Class C Return Before Taxes                                                         %                  %
Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes)        %                  %


INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP VALUE FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                               CLASS A     CLASS B    CLASS C
                                                                                               -------     -------    -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price           5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of purchase price or                   None(1)     5.00%      1.00%
   redemption proceeds, whichever is less)
   Exchange fees                                                                                None        None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                  %           %          %
   Distribution and service (12b-1) fees                                                        0.25%(2)    1.00%      1.00%
   Other expenses                                                                                   %           %          %
   Total annual operating expenses(3)                                                               %(2)        %          %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)             CLASS A   CLASS B   CLASS C
Year 1                                   $         $         $
Year 3                                   $         $         $
Year 5                                   $         $         $
Year 10                                  $         $         $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)          CLASS A   CLASS B   CLASS C
Year 1                                   $         $         $
Year 3                                   $         $         $
Year 5                                   $         $         $
Year 10                                  $         $         $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD MONEY MARKET FUND

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD MONEY MARKET FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   [BAR CHART]


1997        4.73%
1998        4.69%
1999        4.32%
2000        5.33%
2001        3.29%
2002        0.97%
2003        0.24%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                       LIFE OF FUND(1)
                                                                                1 YEAR     5 YEARS     (SINCE 7/22/96)
Class A                                                                             %          %               %
Class B                                                                             %          %               %
Class C(2)                                                                          %          %               %
60-Day Treasury Bill Index (reflects no deductions for fees, expenses or taxes)     %          %               %(3)


INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-888-843-7824 for the fund's most recent current and effective yield information. HIFSCO, the distributor of The Hartford Mutual Funds, has agreed to waive receipt of Rule 12b-1 fees for Class B and C shares in an amount necessary to prevent the yield on those shares from becoming negative. This waiver may be discontinued at any time. Total return and yield for Class B and Class C shares would have been lower if the fund's Rule 12b-1 fees had not been limited by HIFSCO.

(1) Class B and Class C performance information is based on the inception date of Class B shares, August 22, 1997.

(2) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(3)   Return is from 7/31/1996 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                               CLASS A     CLASS B    CLASS C
                                                                                               -------     -------    -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price           None        None       None


THE HARTFORD MUTUAL FUNDS

THE HARTFORD MONEY MARKET FUND


   Maximum deferred sales charge (load) (as a percentage of purchase price or    None(1)     5.00%      1.00%
   redemption proceeds, whichever is less)
   Exchange fees                                                                 None        None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                   %           %          %
   Distribution and service (12b-1) fees                                         0.25%(2)    1.00%(4)   1.00%(4)
   Other expenses                                                                    %           %          %
   Total annual operating expenses(3)                                                %(2)        %          %


(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.95%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.70% and 1.70%, respectively. This policy may be discontinued at any time.


(4) HIFSCO, the distributor of The Hartford Mutual Funds, has agreed to waive receipt of Rule 12b-1 fees for Class B and C shares in an amount necessary to prevent the yield on those shares from becoming negative. This waiver may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)             CLASS A   CLASS B   CLASS C
Year 1                                   $         $         $
Year 3                                   $         $         $
Year 5                                   $         $         $
Year 10                                  $         $         $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)          CLASS A   CLASS B   CLASS C
Year 1                                   $         $         $
Year 3                                   $         $         $
Year 5                                   $         $         $
Year 10                                  $         $         $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD SHORT DURATION FUND

INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by normally investing only in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Baa3" by Moody's and a dollar weighted average duration and average maturity of less than 3 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration.

In addition to U.S. dollar denominated corporate issues, the fund may also invest in commercial mortgage-backed securities, asset-backed securities, mortgage-related securities and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Cash securities in which the fund may invest include commercial paper and repurchase agreements.

The fund may invest up to 25% of its total assets in securities of foreign issuers.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's duration, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD SHORT DURATION FUND


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                                   [BAR CHART]


2003       3.87%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                   LIFE OF FUND
                                                     1 YEAR      (SINCE 10/31/02)
Class A Return Before Taxes                              %                  %
Class A Return After Taxes on Distributions              %                  %
Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                    %                  %
Class B Return Before Taxes                              %                  %
Class C Return Before Taxes                              %                  %
Lehman Brothers 1-5 Year U.S. Government/Credit
  Index (reflects no deduction for fees, expenses
  or taxes)                                              %                  %


THE HARTFORD MUTUAL FUNDS

THE HARTFORD SHORT DURATION FUND

INDEX: The Lehman Brothers 1-5 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-5 Year Government/Credit Index includes securities in the 1-5 year maturity range in the Government/Credit Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                               CLASS A     CLASS B    CLASS C
                                                                                               -------     -------    -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price           3.00%       None       None
   Maximum deferred sales charge (load) (as a percentage of purchase price or                   None(1)     5.00%      1.00%
   redemption proceeds, whichever is less)
   Exchange fees                                                                                None        None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                  %           %          %
   Distribution and service (12b-1) fees                                                        0.25(2)     1.00%      1.00%
   Other expenses                                                                                   %           %          %
   Total annual operating expenses(3)                                                               %(2)        %          %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.90%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65% and 1.65%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)             CLASS A   CLASS B   CLASS C
Year 1                                   $         $         $
Year 3                                   $         $         $
Year 5                                   $         $         $
Year 10                                  $         $         $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)          CLASS A   CLASS B   CLASS C
Year 1                                   $         $         $
Year 3                                   $         $         $
Year 5                                   $         $         $
Year 10                                  $         $         $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALL COMPANY FUND


AS OF AUGUST 16, 2004, THE FUND NO LONGER OFFERS CLASS A, B AND C SHARES EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES: (1) THROUGH ACH AND OTHER SIMILAR SYSTEMATIC INVESTMENT FACILITIES TO INVESTORS WHO ESTABLISHED PLANS TO INVEST THROUGH SUCH FACILITIES PRIOR TO AUGUST 16, 2004, (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, AND (3) TO CERTAIN QUALIFIED RETIREMENT PLANS THAT INCLUDED (OR OFFERED) THE FUND AS AN INVESTMENT OPTION PRIOR TO AUGUST 16, 2004.



THE FUND CONTINUES TO PAY 12b-1 FEES.


INVESTMENT GOAL. The Hartford Small Company Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2004, this range was between approximately $_____ million and $_____ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

      -     have potential for above-average earnings growth,

      -     are undervalued in relation to their investment potential,

      - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

      - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALL COMPANY FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   [BAR CHART]


1997       19.28%
1998       10.46%
1999       65.66%
2000      -13.12%
2001      -15.84%
2002      -30.54%
2003       55.40%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, ______) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                            LIFE OF FUND
                                                                                1 YEAR         5 YEARS    (SINCE 07/22/96)
Class A Return Before Taxes                                                          %             %                %
Class A Return After Taxes on Distributions                                          %             %                %
Class A Return After Taxes on Distributions and Sale of Fund Shares                  %             %                %
Class B Return Before Taxes                                                          %             %                %
Class C Return Before Taxes(1)                                                       %             %                %
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)        %             %                %(2)


THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALL COMPANY FUND

INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)   Return is from 7/31/1996 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                               CLASS A     CLASS B    CLASS C
                                                                                               -------     -------    -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price           5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of purchase price or
   redemption proceeds, whichever is less)                                                      None(1)     5.00%      1.00%
   Exchange fees                                                                                None        None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                  %           %          %
   Distribution and service (12b-1) fees                                                        0.25%(2)    1.00%      1.00%
   Other expenses                                                                                   %           %          %
   Total annual operating expenses(3)                                                               %(2)        %          %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)             CLASS A   CLASS B   CLASS C
Year 1                                   $         $         $
Year 3                                   $         $         $
Year 5                                   $         $         $
Year 10                                  $         $         $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALL COMPANY FUND

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)          CLASS A   CLASS B   CLASS C
Year 1                                   $         $         $
Year 3                                   $         $         $
Year 5                                   $         $         $
Year 10                                  $         $         $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that Wellington Management believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2004, this range was between approximately $_____ million and $_____ billion. The fund's portfolio is diversified by industry and company. Though normally not implemented, the fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.



Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were

THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND

not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
                            (EXCLUDES SALES CHARGES)

                                   [BAR CHART]


1995       36.34%
1996        6.93%
1997        1.52%
1998       19.85%
1999      111.43%
2000      -13.95%
2001      -21.97%
2002      -29.08%
2003       49.28%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                          1 YEAR   5 YEARS   10 YEARS  SINCE INCEPTION
Class A Return Before Taxes(1)                                                %        %           %        N/A
Class A Return After Taxes on Distributions(1)                                %        %           %        N/A
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)        %        %           %        N/A
Class B Return Before Taxes(1)                                                %        %         N/A          %(2)
Class C Return Before Taxes(1)                                                %        %         N/A          %(2)


THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND


Russell 2000 Growth Index (reflects no deduction for fees, expenses or    %        %           %         %(3)
taxes)


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.


(3)   Return is from 11/30/1994 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                               CLASS A     CLASS B    CLASS C
                                                                                               -------     -------    -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price           5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of purchase price or
   redemption proceeds, whichever is less)                                                      None(1)     5.00%      1.00%
   Exchange fees                                                                                None        None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                  %           %          %
   Distribution and service (12b-1) fees                                                        0.25%(2)    1.00%      1.00%
   Other expenses                                                                                   %           %          %
   Total annual operating expenses(3)                                                               %(2)        %          %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)             CLASS A    CLASS B     CLASS C
Year 1                                  $          $            $
Year 3                                  $          $            $
Year 5                                  $          $            $
Year 10                                 $          $            $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)          CLASS A   CLASS B      CLASS C
Year 1                                  $         $             $
Year 3                                  $         $             $
Year 5                                  $         $             $
Year 10                                 $         $             $


THE HARTFORD MUTUAL FUND

THE HARTFORD STOCK FUND

INVESTMENT GOAL. The Hartford Stock Fund seeks long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high-quality companies. The key characteristics of high-quality companies favored by the fund include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. Many of the companies in which the fund invests have a history of paying dividends and are expected to continue paying dividends in the future. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment strategy:

      - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in markets in the economy overall and identifies industries and sectors that are expected to outperform.

      - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

THE HARTFORD MUTUAL FUNDS
                                                                              91

THE HARTFORD STOCK FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                  [BAR CHART]


1997            31.78%
1998            31.33%
1999            23.31%
2000            -5.09%
2001           -13.73%
2002           -24.49%
2003            25.34%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                     LIFE OF FUND
                                                                              1 YEAR      5 YEARS  (SINCE 07/22/96)
Class A Return Before Taxes                                                      %            %            %
Class A Return After Taxes on Distributions                                      %            %            %
Class A Return After Taxes on Distributions and Sale of Fund Shares              %            %            %
Class B Return Before Taxes                                                      %            %            %
Class C Return Before Taxes(1)                                                   %            %            %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                %            %            %(2)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)   Return is from 7/31/1996 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                    CLASS A       CLASS B    CLASS C
                                                                                                    -------       -------    -------
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering price                5.50%           None       None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption
   proceeds, whichever is less)                                                                     None(1)         5.00%      1.00%


THE HARTFORD MUTUAL FUNDS
                                                                              92

THE HARTFORD STOCK FUND


  Exchange fees                                                                                   None            None       None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                                     %               %          %
  Distribution and service (12b-1) fees                                                           0.25%(2)        1.00%      1.00%
  Other expenses                                                                                      %               %          %
  Total annual operating expenses                                                                     %(2)(3)         %          %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.33%.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)             CLASS A    CLASS B     CLASS C
Year 1                                  $          $            $
Year 3                                  $          $            $
Year 5                                  $          $            $
Year 10                                 $          $            $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)          CLASS A    CLASS B     CLASS C
Year 1                                  $          $            $
Year 3                                  $          $            $
Year 5                                  $          $            $
Year 10                                 $          $            $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE CALIFORNIA FUND

THIS FUND IS INTENDED FOR CALIFORNIA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free California Fund seeks to provide current income exempt from both federal and California income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and California state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of California.

The fund primarily invests in tax-exempt obligations issued by the State of California, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch, Inc. ("Fitch") ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of California municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in California. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE CALIFORNIA FUND


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                                  [BAR CHART]


2003           3.80%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                        LIFE OF FUND
                                                       1 YEAR         (SINCE 10/31/02)
Class A Return Before Taxes                               %                  %
Class A Return After Taxes on Distributions               %                  %
Class A Return After Taxes on Distributions
 and Sale of Fund Shares                                  %                  %
Class B Return Before Taxes                               %                  %
Class C Return Before Taxes                               %                  %
Lehman Brothers California Municipal Bond
  Index (reflects no deduction for fees,
  expenses or taxes)                                      %                  %


THE HARTFORD MUTUAL FUNDS
                                                                              95

THE HARTFORD TAX-FREE CALIFORNIA FUND

INDEX: The Lehman Brothers California Municipal Bond Index is an unmanaged index of California municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                  CLASS A       CLASS B    CLASS C
                                                                                                  -------       -------    -------
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering price              4.50%           None       None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption
   proceeds, whichever is less)                                                                   None(1)         5.00%     1.00%
  Exchange fees                                                                                   None            None       None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                                     %               %          %
  Distribution and service (12b-1) fees                                                           0.25%(2)        1.00%      1.00%
  Other expenses                                                                                      %               %          %
  Total annual operating expenses(3)                                                                  %(2)            %          %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.90%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65% and 1.65%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)           CLASS A    CLASS B      CLASS C
Year 1                                $          $            $
Year 3                                $          $            $
Year 5                                $          $            $
Year 10                               $          $            $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)        CLASS A    CLASS B       CLASS C
Year 1                                $          $             $
Year 3                                $          $             $
Year 5                                $          $             $
Year 10                               $          $             $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE MINNESOTA FUND

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its net assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.

The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares

THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE MINNESOTA FUND

(these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


                                  [BAR CHART]

1995           14.09%
1996            2.99%
1997            7.76%
1998            5.76%
1999           -2.57%
2000           10.54%
2001           3.695%
2002            7.79%
2003            4.79%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                      1 YEAR     5 YEARS  10 YEARS   SINCE INCEPTION
Class A Return Before Taxes(1)                                                           %          %           %          N/A
Class A Return After Taxes on Distributions(1)                                           %          %           %          N/A
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)                   %          %           %          N/A
Class B Return Before Taxes(1)                                                           %          %        N/A              %(2)
Class C Return Before Taxes(1)                                                           %          %        N/A              %(2)
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses
  or taxes)                                                                              %          %           %             %(3)


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE MINNESOTA FUND

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.


(3)   Return is from 11/30/1994 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                  CLASS A        CLASS B    CLASS C
                                                                                                  -------        -------    -------
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering price              4.50%           None       None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption
   proceeds, whichever is less)                                                                   None(1)         5.00%      1.00%
  Exchange fees                                                                                   None            None       None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                                     %               %          %
  Distribution and service (12b-1) fees                                                           0.25%(2)        1.00%      1.00%
  Other expenses                                                                                      %               %          %
  Total annual operating expenses(3)                                                                  %(2)            %          %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.85%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60% and 1.60%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)           CLASS A    CLASS B      CLASS C
Year 1                                $          $            $
Year 3                                $          $            $
Year 5                                $          $            $
Year 10                               $          $            $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE MINNESOTA FUND

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)        CLASS A    CLASS B       CLASS C
Year 1                                $          $             $
Year 3                                $          $             $
Year 5                                $          $             $
Year 10                               $          $             $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.

The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher

THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND

than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


                                  [BAR CHART]

1995           15.86%
1996            3.17%
1997            8.73%
1998            5.23%
1999           -3.66%
2000            9.96%
2001            3.50%
2002            9.70%
2003
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                               1 YEAR       5 YEARS     10 YEARS    SINCE INCEPTION
Class A Return Before Taxes(1)                                                     %            %            %           N/A
Class A Return After Taxes on Distributions(1)                                     %            %            %           N/A
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)             %            %            %           N/A
Class B Return Before Taxes(1)                                                     %            %         N/A               %(2)
Class C Return Before Taxes(1)                                                     %            %         N/A               %(2)
Lehman Brothers Municipal Bond Index (reflects no deduction for fees,
 expenses or taxes)                                                                %            %            %              %(3)


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.


(3)   Return is from 11/30/1994 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                  CLASS A        CLASS B   CLASS C
                                                                                                  -------        -------   -------
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering price              4.50%           None       None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption
   proceeds, whichever is less)                                                                   None(1)         5.00%      1.00%
  Exchange fees                                                                                   None            None       None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                                     %               %          %
  Distribution and service (12b-1) fees                                                           0.25%(2)        1.00%      1.00%
  Other expenses                                                                                      %               %          %
  Total annual operating expenses(3)                                                                  %(2)            %          %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.75% and 1.75%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)           CLASS A    CLASS B      CLASS C
Year 1                                $          $            $
Year 3                                $          $            $
Year 5                                $          $            $
Year 10                               $          $            $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)        CLASS A    CLASS B       CLASS C
Year 1                                $          $             $
Year 3                                $          $             $
Year 5                                $          $             $
Year 10                               $          $             $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NEW YORK FUND

THIS FUND IS INTENDED FOR NEW YORK RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free New York Fund seeks to provide current income exempt from federal, New York State and New York City income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal, New York State and New York City income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of New York State and New York City.

The fund primarily invests in tax-exempt obligations issued by the State of New York, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of New York and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such a crisis before. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and such difficulties could adversely affect the ability of New York municipal issuers to make prompt payment of principal and interest, and/or result in a default or credit rating downgrade. As a result, this fund may be more volatile than a more geographically diversified municipal fund. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or New York State or New York City income tax laws, including tax rate reductions or the imposition of a flat tax.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NEW YORK FUND

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                                  [BAR CHART]


2003           6.03%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                        LIFE OF FUND
                                                       1 YEAR         (SINCE 10/31/02)
                                                       ------         ----------------
Class A Return Before Taxes                               %                   %
Class A Return After Taxes on Distributions               %                   %
Class A Return After Taxes on Distributions
 and Sale of Fund Shares                                  %                   %
Class B Return Before Taxes                               %                   %
Class C Return Before Taxes                               %                   %
Lehman Brothers New York Municipal Bond Index
  (reflects no deduction for fees, expenses or
  taxes)                                                  %                   %


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NEW YORK FUND

INDEX: The Lehman Brothers New York Municipal Bond Index is an unmanaged index of New York municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                  CLASS A        CLASS B   CLASS C
                                                                                                  -------        -------   -------
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering price              4.50%           None       None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption
   proceeds, whichever is less)                                                                   None(1)         5.00%      1.00%
  Exchange fees                                                                                   None            None       None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                                     %               %          %
  Distribution and service (12b-1) fees                                                           0.25%(2)        1.00%      1.00%
  Other expenses                                                                                      %               %          %
  Total annual operating expenses(3)                                                                  %(2)            %          %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.85%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60% and 1.60%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)      CLASS A    CLASS B    CLASS C
Year 1                           $          $          $
Year 3                           $          $          $
Year 5                           $          $          $
Year 10                          $          $          $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A    CLASS B    CLASS C
Year 1                           $          $          $
Year 3                           $          $          $
Year 5                           $          $          $
Year 10                          $          $          $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TOTAL RETURN BOND FUND

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "junk bonds".

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.




MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TOTAL RETURN BOND FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                                  [BAR CHART]

1997           10.80%
1998            7.48%
1999           -2.71%
2000           11.26%
2001            7.73%
2002            9.28%
2003            7.14%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was ______% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                          LIFE OF FUND
                                                                                     1 YEAR     5 YEARS  (SINCE 7/22/96)
Class A Return Before Taxes                                                             %          %             %
Class A Return After Taxes on Distributions                                             %          %             %
Class A Return After Taxes on Distributions and Sale of Fund Shares                     %          %             %
Class B Return Before Taxes                                                             %          %             %
Class C Return Before Taxes(1)                                                          %          %             %
Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction for fees,
  expenses or taxes)                                                                    %          %             %(2)


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TOTAL RETURN BOND FUND

INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)   Return is from 7/31/1996 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                       CLASS A    CLASS B  CLASS C
                                                                                                       -------    -------  -------
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering price                   4.50%        None    None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
   whichever is less)                                                                                  None(1)      5.00%   1.00%
  Exchange fees                                                                                        None         None    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                                          %            %       %
  Distribution and service (12b-1) fees                                                                0.25%(2)     1.00%   1.00%
  Other expenses                                                                                           %            %       %
  Total annual operating expenses(3)                                                                       %(2)         %       %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.95% and 1.95%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)     CLASS A    CLASS B    CLASS C
Year 1                          $          $          $
Year 3                          $          $          $
Year 5                          $          $          $
Year 10                         $          $          $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)      CLASS A    CLASS B   CLASS C
Year 1                              $          $         $
Year 3                              $          $         $
Year 5                              $          $         $
Year 10                             $          $         $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.


To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with an average life of between five and fifteen years.


MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares

THE HARTFORD MUTUAL FUNDS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

(these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


                                  [BAR CHART]

1995           15.97%
1996            3.36%
1997            8.92%
1998            8.52%
1999           -1.99%
2000           11.50%
2001            7.49%
2002           10.82%
2003            0.89%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004


(INCLUDES SALES CHARGES)


                                                                                                                        SINCE
                                                                                     1 YEAR     5 YEARS   10 YEARS    INCEPTION
Class A Return Before Taxes(1)                                                          %          %           %        N/A
Class A Return After Taxes on Distributions(1)                                          %          %           %        N/A
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)                  %          %           %        N/A
Class B Return Before Taxes(1)                                                          %          %        N/A            %(2)
Class C Return Before Taxes(1)                                                          %          %        N/A            %(2)
Lehman Brothers U.S. Government Index (reflects no deduction for fees,
  expenses or taxes)                                                                    %          %           %           %(3)


THE HARTFORD MUTUAL FUNDS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INDEX: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.


(3)   Return is from 11/30/1994 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                  CLASS A      CLASS B     CLASS C
                                                                                                  -------      -------     -------
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering price              4.50%         None         None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption
   proceeds, whichever is less)                                                                   None(1)       5.00%        1.00%
  Exchange fees                                                                                   None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                                     %             %            %
  Distribution and service (12b-1) fees                                                           0.25%(2)      1.00%        1.00%
  Other expenses                                                                                      %             %            %
  Total annual operating expenses(3)                                                                  %(2)          %            %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.90% and 1.90%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)          CLASS A    CLASS B    CLASS C
Year 1                                $          $          $
Year 3                                $          $          $
Year 5                                $          $          $
Year 10                               $          $          $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)      CLASS A    CLASS B   CLASS C
Year 1                              $          $         $
Year 3                              $          $         $
Year 5                              $          $         $
Year 10                             $          $         $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE FUND

INVESTMENT GOAL. The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings. The portfolio employs what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE FUND

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR

                            (EXCLUDES SALES CHARGES)


                                  [BAR CHART]

2002           -23.16%
2003            27.85%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                            LIFE OF FUND
                                                                                  1 YEAR   (SINCE 4/30/01)
Class A Return Before Taxes                                                          %             %
Class A Return After Taxes on Distributions                                          %             %
Class A Return After Taxes on Distributions and Sale of Fund Shares                  %             %
Class B Return Before Taxes                                                          %             %
Class C Return Before Taxes                                                          %             %
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)         %             %


INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                  CLASS A        CLASS B   CLASS C
                                                                                                  -------        -------   -------
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering price              5.50%           None      None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption
   proceeds, whichever is less)                                                                   None(1)         5.00%     1.00%
  Exchange fees                                                                                   None            None      None


THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE FUND


ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                                                      %               %         %
 Distribution and service (12b-1) fees                                                            0.25%(2)        1.00%     1.00%
 Other expenses                                                                                       %               %         %
 Total annual operating expenses(3)                                                                   %(2)            %         %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)          CLASS A    CLASS B    CLASS C
Year 1                                $          $          $
Year 3                                $          $          $
Year 5                                $          $          $
Year 10                               $          $          $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)       CLASS A    CLASS B    CLASS C
Year 1                               $          $          $
Year 3                               $          $          $
Year 5                               $          $          $
Year 10                              $          $          $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:


      -     high fundamental investment value



      -     strong management team



      -     strong industry position


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's

THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE OPPORTUNITIES FUND

particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)

                            (EXCLUDES SALES CHARGES)


                                  [BAR CHART]

1995            19.88%
1996            24.81%
1997             8.38%
1998             5.76%
1999             8.84%
2000            18.84%
2001            -3.99%
2002           -25.57%
2003            40.85%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).


      (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                     LIFE OF FUND
                                                                                  1 YEAR    5 YEARS  (SINCE 1/2/96)
Class A Return Before Taxes(1)                                                       %         %            %
Class A Return After Taxes on Distributions(1)                                       %         %            %
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)               %         %            %
Class B Return Before Taxes(1)                                                       %         %            %
Class C Return Before Taxes(1)                                                       %         %            %
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)         %         %            %(2)


INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


(2)   Return is from 12/31/1995 -- 12/31/2004.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE OPPORTUNITIES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                  CLASS A     CLASS B      CLASS C
                                                                                                  -------     -------      -------
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering price              5.50%        None          None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption
   proceeds, whichever is less)                                                                   None(1)      5.00%         1.00%
  Exchange fees                                                                                   None         None          None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                                     %            %            %
  Distribution and service (12b-1) fees                                                           0.25%(2)     1.00%        1.00%
  Other expenses                                                                                      %            %            %
  Total annual operating expenses(3)                                                                  %(2)         %            %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) HIFSCO has agreed through October 31, 2005 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%. HIFSCO has voluntarily agreed to limit the total operating expenses of the Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)          CLASS A    CLASS B    CLASS C
Year 1                                $         $          $
Year 3                                $         $          $
Year 5                                $         $          $
Year 10                               $         $          $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)       CLASS A    CLASS B   CLASS C
Year 1                                $         $          $
Year 3                                $         $          $
Year 5                                $         $          $
Year 10                               $         $          $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND

INVESTMENT GOAL. The Hartford Aggressive Growth Allocation Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds. It does this by investing in a combination of other Hartford mutual funds - the Underlying Funds
- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, HIFSCO will consider, among other factors, internally generated research as well as research and recommendations provided by Ibbotson Associates, Inc. ("Ibbotson"). Ibbotson serves as a consultant to HIFSCO with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.


In seeking the fund's investment objective, HIFSCO's investment strategies include:

      - Allocating the fund's assets among Class Y shares of Underlying Funds (both domestic and international equity funds) based on the fund's investment objective and on internally generated research as well as research and recommendations of Ibbotson.


      - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in equity funds, although this percentage may vary from time to time.



      - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.



      - The Underlying Funds in which the may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Underlying Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.


The Underlying Funds in which the may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Underlying Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.



UNDERLYING FUNDS



DOMESTIC EQUITY FUNDS



The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



INTERNATIONAL EQUITY FUNDS



The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund


THE HARTFORD MUTUAL FUNDS

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND


The Hartford International Opportunities Fund
The Hartford International Small Company Fund



[The Underlying Funds in which the fund invested in as of December 31, 2004 are listed below.]



UNDERLYING FUNDS AS OF DECEMBER 31, 2004



DOMESTIC EQUITY FUNDS



The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund The Hartford Value Fund
The Hartford Value Opportunities Fund



INTERNATIONAL EQUITY FUNDS



The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund


The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.


MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk and value investing risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Because the fund, through an Underlying Fund, may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.


PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                                                                  CLASS A       CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering price              5.50%         None        None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption
   proceeds, whichever is less)                                                                   None(1)       5.00%(5)    1.00%(6)
  Exchange fees                                                                                   None          None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                                     %             %           %
  Distribution and service (12b-1) fees                                                           0.25%(2)      1.00%       1.00%
  Other expenses (3)                                                                                  %             %           %
  Underlying Fund fees and expenses (3)                                                               %             %           %
  Total annual operating expenses (4)                                                                 %(2)          %           %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3)   Estimated.

(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.30% and 2.30%, respectively. This policy may be discontinued at any time.

(5) Imposed on redemptions within 1 year of purchase. This fee is reduced incrementally over a 6 year period. See "About Your Account: How Sales Charges are Calculated."

(6)   Imposed on redemptions within 1 year of purchase. See "About Your Account:
      How Sales Charges are Calculated."

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund

THE HARTFORD MUTUAL FUNDS

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND

fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)      CLASS A     CLASS B    CLASS C
Year 1                           $           $          $
Year 3                           $           $          $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A     CLASS B    CLASS C
Year 1                           $           $          $
Year 3                           $           $          $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH ALLOCATION FUND

INVESTMENT GOAL. The Hartford Growth Allocation Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds. It does this by investing in a combination of other Hartford mutual funds - the Underlying Funds - through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, HIFSCO will consider, among other factors, internally generated research as well as research and recommendations provided by Ibbotson. Ibbotson serves as a consultant to HIFSCO with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.


In seeking the fund's investment objective, HIFSCO's investment strategies include:

      - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research as well as research and recommendations of Ibbotson.


      - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will comprise domestic and international equity funds, while the fixed income component will comprise fixed income funds investing in several asset classes of varying credit quality.


      - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.

      - The Underlying Funds in which the may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Underlying Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.


The Underlying Funds in which the may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Underlying Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.



UNDERLYING FUNDS



DOMESTIC EQUITY FUNDS



The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



INTERNATIONAL EQUITY FUNDS



The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH ALLOCATION FUND


The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS



The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund



[The Underlying Funds in which the fund invested in as of December 31, 2004 are listed below.]



UNDERLYING FUNDS AS OF DECEMBER 31, 2004



DOMESTIC EQUITY FUNDS



The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



INTERNATIONAL EQUITY FUNDS



The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund



FIXED INCOME FUNDS



The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund


The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government and corporate securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH ALLOCATION FUND

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.


PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                                                                    CLASS A     CLASS B     CLASS C
                                                                                                    -------     -------     -------
SHAREHOLDER FEES
  (fees paid directly from your investment)


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH ALLOCATION FUND


  Maximum sales charge (load) imposed on purchases as a percentage of offering price                5.50%       None        None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption
   proceeds, whichever is less)                                                                     None(1)     5.00%(5)    1.00%(6)
  Exchange fees                                                                                     None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                                       %           %           %
  Distribution and service (12b-1) fees                                                             0.25%(2)    1.00%       1.00%
  Other expenses (3)                                                                                    %           %           %
  Underlying Fund fees and expenses (3)                                                                 %           %           %
  Total annual operating expenses (4)                                                                   %(2)        %           %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3)   Estimated.

(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.55%, 2.20% and 2.20%, respectively. This policy may be discontinued at any time.

(5) Imposed on redemptions within 1 year of purchase. This fee is reduced incrementally over a 6 year period. See "About Your Account: How Sales Charges are Calculated."

(6)   Imposed on redemptions within 1 year of purchase. See "About Your Account:
      How Sales Charges are Calculated."

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)     CLASS A     CLASS B    CLASS C
                               -------     -------    -------
Year 1                          $           $          $
Year 3                          $           $          $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)  CLASS A    CLASS B    CLASS C
                               -------     -------    -------
Year 1                          $           $          $
Year 3                          $           $          $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD BALANCED ALLOCATION FUND

INVESTMENT GOAL. The Hartford Balanced Allocation Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds. It does this by investing in a combination of other Hartford mutual funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, HIFSCO will consider, among other factors, internally generated research as well as research and recommendations provided by Ibbotson. Ibbotson serves as a consultant to HIFSCO with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.

In seeking the fund's investment objective, HIFSCO's investment strategies include:


      - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research as well as research and recommendations of Ibbotson.



      - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in equity funds and approximately 40% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will comprise domestic and international equity funds, while the fixed income component will comprise fixed income funds investing in several asset classes of varying credit quality.



      - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.



      - The Underlying Funds in which the may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Underlying Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.



The Underlying Funds in which the may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Underlying Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.



UNDERLYING FUNDS



DOMESTIC EQUITY FUNDS



The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



INTERNATIONAL EQUITY FUNDS



The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund


THE HARTFORD MUTUAL FUNDS

THE HARTFORD BALANCED ALLOCATION FUND


The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS



The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund



[The Underlying Funds in which the fund invested in as of December 31, 2004 are listed below.]



UNDERLYING FUNDS AS OF DECEMBER 31, 2004



DOMESTIC EQUITY FUNDS



The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Growth Fund
The Hartford MidCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



INTERNATIONAL EQUITY FUNDS



The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund



FIXED INCOME AND MONEY MARKET FUNDS



The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund


The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD BALANCED ALLOCATION FUND

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.


PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD BALANCED ALLOCATION FUND


                                                                                             CLASS A      CLASS B      CLASS C
                                                                                             -------      -------      -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price         5.50%        None         None
   Maximum deferred sales charge (load) (as a percentage of purchase price                    None(1)      5.00%(5)     1.00%(6)
    or redemption proceeds, whichever is less)
   Exchange fees                                                                              None         None         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                %            %            %
   Distribution and service (12b-1) fees                                                      0.25%(2)     1.00%        1.00%
   Other expenses (3)                                                                             %            %            %
   Underlying Fund fees and expenses (3)                                                          %            %            %
   Total annual operating expenses (4)                                                            %(2)         %            %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3)   Estimated.

(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

(5) Imposed on redemptions within 1 year of purchase. This fee is reduced incrementally over a 6 year period. See "About Your Account: How Sales Charges are Calculated."

(6)   Imposed on redemptions within 1 year of purchase. See "About Your Account:
      How Sales Charges are Calculated."

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                                   CLASS A      CLASS B      CLASS C
--------------------------                                                   -------      -------      -------
   Year 1                                                                    $            $            $
   Year 3                                                                    $            $            $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                                CLASS A      CLASS B      CLASS C
-----------------------------                                                -------      -------      -------
   Year 1                                                                    $            $            $
   Year 3                                                                    $            $            $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD CONSERVATIVE ALLOCATION FUND

INVESTMENT GOAL. The Hartford Conservative Allocation Fund seeks current income and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds. The equity fund allocation is intended to add diversification and enhance returns. It does this by investing in a combination of other Hartford mutual funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, HIFSCO will consider, among other factors, internally generated research as well as research and recommendations provided by Ibbotson. Ibbotson serves as a consultant to HIFSCO with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.


In seeking the fund's investment objective, HIFSCO's investment strategies include:

      - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research as well as research and recommendations of Ibbotson.


      - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in fixed income funds and approximately 40% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will comprise fixed income funds investing in several asset classes of varying credit quality, while the equity component will comprise domestic and international equity funds.


      - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.

      - The Underlying Funds in which the may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Underlying Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.


The Underlying Funds in which the may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Underlying Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.



UNDERLYING FUNDS



DOMESTIC EQUITY FUNDS



The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



INTERNATIONAL EQUITY FUNDS



The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund


THE HARTFORD MUTUAL FUNDS

THE HARTFORD CONSERVATIVE ALLOCATION FUND


The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS



The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund



[The Underlying Funds in which the fund invested in as of December 31, 2004 are listed below.]



UNDERLYING FUNDS AS OF DECEMBER 31, 2004



DOMESTIC EQUITY FUNDS



The Hartford Capital Appreciation Fund
The Hartford Growth Fund
The Hartford MidCap Value Fund
The Hartford Stock Fund
The Hartford Value Opportunities Fund



INTERNATIONAL EQUITY FUNDS



The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund



FIXED INCOME AND MONEY MARKET FUNDS



The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund


The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest primarily in securities of domestic companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD CONSERVATIVE ALLOCATION FUND

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                                             CLASS A      CLASS B      CLASS C
                                                                             -------      -------      -------
SHAREHOLDER FEES
 (fees paid directly from your investment)


THE HARTFORD MUTUAL FUNDS

THE HARTFORD CONSERVATIVE ALLOCATION FUND


 Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                5.50%        None         None
 Maximum deferred sales charge (load) (as a percentage of purchase price or     None(1)      5.00%(5)     1.00%(6)
  redemption proceeds, whichever is less)
 Exchange fees                                                                  None         None         None
ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                                    %            %            %
 Distribution and service (12b-1) fees                                          0.25%(2)     1.00%        1.00%
 Other expenses (3)                                                                 %            %            %
 Underlying Fund fees and expenses (3)                                              %            %            %
 Total annual operating expenses (4)                                                %(2)         %            %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3)   Estimated.

(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.05% and 2.05%, respectively. This policy may be discontinued at any time.

(5) Imposed on redemptions within 1 year of purchase. This fee is reduced incrementally over a 6 year period. See "About Your Account: How Sales Charges are Calculated."

(6)   Imposed on redemptions within 1 year of purchase. See "About Your Account:
      How Sales Charges are Calculated."

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                                   CLASS A      CLASS B      CLASS C
--------------------------                                                   -------      -------      -------
   Year 1                                                                    $            $            $
   Year 3                                                                    $            $            $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                                CLASS A      CLASS B      CLASS C
-----------------------------                                                -------      -------      -------
   Year 1                                                                    $            $            $
   Year 3                                                                    $            $            $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME ALLOCATION FUND

INVESTMENT GOAL. The Hartford Income Allocation Fund seeks current income and, as a secondary objective, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goals through investment in a combination of fixed income funds. It does this by investing in a combination of other Hartford mutual funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, HIFSCO will consider, among other factors, internally generated research as well as research and recommendations provided by Ibbotson. Ibbotson serves as a consultant to HIFSCO with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

      - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research as well as research and recommendations of Ibbotson.

      - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in fixed income funds. The fixed income funds in which the fund may invest will comprise fixed income funds investing in several asset classes of varying credit quality.

      - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.

      - The Underlying Funds in which the may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Underlying Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.


The Underlying Funds in which the may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Underlying Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.


UNDERLYING FUNDS


FIXED INCOME AND MONEY MARKET FUNDS



The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund



[The Underlying Funds in which the fund invested in as of December 31, 2004 are listed below.]



UNDERLYING FUNDS AS OF DECEMBER 31, 2004



FIXED INCOME AND MONEY MARKET FUNDS



The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund



The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME ALLOCATION FUND

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.


PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a

THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME ALLOCATION FUND

percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                                             CLASS A      CLASS B      CLASS C
                                                                             -------      -------      -------
SHAREHOLDER FEES
 (fees paid directly from your investment)
 Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                4.50%        None         None
 Maximum deferred sales charge (load) (as a percentage of purchase price or     None(1)      5.00%(5)     1.00%(6)
  redemption proceeds, whichever is less)
 Exchange fees                                                                  None         None         None
ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                                    %            %            %
 Distribution and service (12b-1) fees                                          0.25%(2)     1.00%        1.00%
 Other expenses (3)                                                                 %            %            %
 Underlying Fund fees and expenses (3)                                              %            %            %
 Total annual operating expenses (4)                                                %(2)         %            %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3)   Estimated.

(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%, 1.95% and 1.95%, respectively. This policy may be discontinued at any time.

(5) Imposed on redemptions within 1 year of purchase. This fee is reduced incrementally over a 6 year period. See "About Your Account: How Sales Charges are Calculated."

(6)   Imposed on redemptions within 1 year of purchase. See "About Your Account:
      How Sales Charges are Calculated."

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                                   CLASS A      CLASS B      CLASS C
--------------------------                                                   -------      -------      -------
   Year 1                                                                    $            $            $
   Year 3                                                                    $            $            $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                                CLASS A      CLASS B      CLASS C
-----------------------------                                                -------      -------      -------
   Year 1                                                                    $            $            $
   Year 3                                                                    $            $            $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME ALLOCATION FUND

THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

SUMMARY COMPARISON OF THE FUNDS OF FUNDS

With respect to the five funds of funds contained in this Prospectus, HIFSCO invests each fund of funds' assets in a combination of other Hartford mutual funds: domestic and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. HIFSCO intends to manage each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, HIFSCO may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. With respect to the funds of funds, each fund of funds' share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund of funds to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

For the five funds of funds contained in this Prospectus, each of the Underlying Funds in which they invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds of funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by each fund (or in the case of the funds of funds, the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, in which all funds, except for Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, U.S. Government Securities Fund and Income Allocation Fund, may invest (through certain Underlying Funds in the case of the funds of funds) as part of their principal investment strategy, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, in which the Advisers Fund, all of the Hartford Fixed Income Funds, and all of the funds of funds except the Aggressive Growth Allocation Fund (through certain Underlying Funds) may invest as part of their principal investment strategy, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund (other than the Money Market Fund, which may invest in high-quality money market securities at any time) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective. For Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.

USE OF OPTIONS, FUTURES AND  OTHER DERIVATIVES


Although it is not a principal investment strategy, except with respect to Income Fund and Inflation Plus Fund, which may utilize derivatives as part of their principal investment strategy as set forth in the Principal Investment Strategy section for each of these funds, each fund (other than the Money Market
Fund) (through certain Underlying Funds in the case of a fund of funds) may purchase


THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS


and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund (through certain Underlying Funds in the case of a fund of funds) to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.


These techniques are also used to manage risk by hedging a fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio investments. Hedging techniques may not always be available to the funds (or in the case of a fund of funds, an Underlying Fund), and it may not always be feasible for a fund (or in the case of a fund of funds, an Underlying Fund) to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund (through an Underlying Fund in the case of a fund of funds) could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's (or in the case of a fund of funds, an Underlying Fund's) manager expected. As a result, the use of these techniques may result in losses to a fund (through an Underlying Fund in the case of a fund of funds) or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund to earn income that is taxable when distributed to shareholders.

FOREIGN INVESTMENTS

The funds (through certain Underlying Funds in the case of a fund of funds) other than the Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The Money Market Fund and Short Duration Fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of their principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of a fund of funds) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of a fund of funds) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENTS IN EMERGING MARKETS

Capital Appreciation Fund, Global Communications Fund, International Capital Appreciation Fund, International Opportunities Fund and International Small Company Fund may invest in emerging markets as part of their principal investment strategy. All other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds in the case of a fund of funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Opportunities Fund, International Small Company Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Advisers Fund, Capital Appreciation Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Leaders Fund, Growth Fund, High Yield Fund, International Capital Appreciation Fund, International Opportunities Fund, MidCap Fund, MidCap Value Fund, Stock Fund, Total Return Bond Fund, Value Fund and all of the funds of funds, except the Income Allocation Fund (through certain Underlying Funds), may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES (EACH FUND, EXCEPT THE FUNDS OF FUNDS)


Each fund, except the funds of funds, is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts (HOLDRs), but not as part of its principal investment strategy. The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.



A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:



- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.


THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS


- "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.



- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.



- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.



ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.



Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.


ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


Capital Appreciation Fund, Focus Fund, Global Communications Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, Income Fund, Inflation Plus Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, Short Duration Fund, SmallCap Growth Fund, Small Company Fund, Total Return Bond Fund and U.S. Government Securities Fund are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for the Tax-Free Funds, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.


TERMS USED IN THIS PROSPECTUS

Equity Securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

Non-Dollar Securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

Disciplined Equity Fund, Equity Income Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company

THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

Fund, SmallCap Growth Fund, Stock Fund, Total Return Bond Fund and U.S. Government Securities Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund each also has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund (through certain Underlying Funds in the case of a fund of funds) may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address and phone number).


DISCLOSURE OF PORTFOLIO HOLDINGS



The funds will disclose their calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose their largest ten holdings no earlier than 15 days after the end of each month. See the SAI for further details.


THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $_____ billion in assets as of December 31, 2004. At the same time, HIFSCO had over $_____ billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. With respect to the funds of funds, Ibbotson serves as a consultant to HIFSCO in the selection of the Underlying Funds and the determination of each fund of funds' asset allocations among the Underlying Funds. Ibbotson, one of the premier firms in designing asset allocation-based investment strategies, is principally located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601.



There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, and requests for information from the Connecticut Securities and Investments Division of the Department of Banking, in each case requesting documentation and other information regarding various mutual fund regulatory issues. The Hartford continues to respond to requests for documents and information from representatives from the SEC's Office of Compliance Inspections and Examinations in connection with their ongoing compliance examinations regarding market timing and late trading, revenue sharing and directed brokerage, fees, fund service providers and transfer agents, and other mutual fund-related issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations, including issues related to market timing and the use of directed brokerage. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.



A number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office, which have included a range of monetary penalties and restitution. While no such action has been initiated against The Hartford, it is possible that the SEC, the New York Attorney General's Office or other regulatory agencies may pursue action against The Hartford or one or more of its employees in the future. The potential timing of any such action is difficult to predict. If such an action is brought, it would not be expected to result in a material adverse effect on the funds.



In addition, the funds have been served with five consolidated putative national class actions in which plaintiffs make "direct claims" on behalf of investors in the funds and "derivative claims" on behalf of the funds themselves. Plaintiffs allege that excessive or inadequately disclosed fees were charged to investors, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers. The defendants in these cases include various Hartford entities, Wellington Management, the funds, and the funds' boards of directors. This litigation is not expected to result in a material adverse effect on the funds.


THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP is the investment sub-adviser to each of the funds, other than the funds of funds and those funds subadvised by Hartford Investment Management. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2004, Wellington Management had investment management authority over approximately $_____ billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2004, Hartford Investment Management had investment management authority over approximately $_____ billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

FOCUS FUND, GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND AND GLOBAL TECHNOLOGY FUND

AVERAGE DAILY NET ASSETS                                                        ANNUAL RATE
------------------------                                                        -----------
First $500,000,000                                                                 1.00%
Next $500,000,000                                                                  0.95%
Amount Over $1 Billion                                                             0.90%

INTERNATIONAL CAPITAL APPRECIATION FUND AND INTERNATIONAL SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                                                        ANNUAL RATE
------------------------                                                        -----------
First $500,000,000                                                                 1.00%
Next $500,000,000                                                                  0.90%
Amount Over $1 Billion                                                             0.85%

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                                                        ANNUAL RATE
------------------------                                                        -----------
First $100,000,000                                                                 1.00%
Next $150,000,000                                                                  0.80%
Amount Over $250 Million                                                           0.70%

THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS

GLOBAL LEADERS FUND, INTERNATIONAL OPPORTUNITIES FUND, MIDCAP FUND, MIDCAP VALUE FUND AND SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS            ANNUAL RATE
------------------------            -----------
First $500,000,000                     0.85%
Next $500,000,000                      0.75%
Amount Over $1 Billion                 0.70%

TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

AVERAGE DAILY NET ASSETS            ANNUAL RATE
------------------------            -----------
First $50,000,000                      0.80%
Amount Over $50 Million                0.70%

CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND, EQUITY INCOME FUND, STOCK FUND AND VALUE FUND

AVERAGE DAILY NET ASSETS            ANNUAL RATE
------------------------            -----------
First $500,000,000                     0.80%
Next $500,000,000                      0.70%
Amount Over $1 Billion                 0.65%

ADVISERS FUND, DIVIDEND AND GROWTH FUND AND HIGH YIELD FUND

AVERAGE DAILY NET ASSETS            ANNUAL RATE
------------------------            -----------
First $500,000,000                     0.75%
Next $500,000,000                      0.65%
Amount Over $1 Billion                 0.60%

TAX-FREE MINNESOTA FUND

AVERAGE DAILY NET ASSETS            ANNUAL RATE
------------------------            -----------
First $50,000,000                      0.72%
Amount Over $50 Million                0.70%

INCOME FUND AND INFLATION PLUS FUND

AVERAGE DAILY NET ASSETS            ANNUAL RATE
------------------------            -----------
First $500,000,000                      0.60%
Amount Over $500 Million                0.55%

TOTAL RETURN BOND FUND

AVERAGE DAILY NET ASSETS            ANNUAL RATE
------------------------            -----------
First $500,000,000                     0.65%
Next $500,000,000                      0.55%
Amount Over $1 Billion                 0.50%

SHORT DURATION FUND, TAX-FREE CALIFORNIA FUND AND TAX-FREE NEW YORK FUND

AVERAGE DAILY NET ASSETS            ANNUAL RATE
------------------------            -----------
First $500,000,000                     0.55%
Amount Over $500 Million               0.50%

MONEY MARKET FUND

AVERAGE DAILY NET ASSETS            ANNUAL RATE
------------------------            -----------
First $500,000,000                     0.50%
Next $500,000,000                      0.45%

THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS

Amount Over $1 Billion                 0.40%

AGGRESSIVE GROWTH ALLOCATION FUND, GROWTH ALLOCATION FUND, BALANCED ALLOCATION FUND, CONSERVATIVE ALLOCATION FUND AND INCOME ALLOCATION FUND

AVERAGE DAILY NET ASSETS            ANNUAL RATE
------------------------            -----------
All Assets                              0.20%


For each fund's fiscal year ended October 31, 2004, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:



                    FUND NAME                                10/31/2004
                    ---------                                ----------
The Hartford Advisers Fund                                       %
The Hartford Capital Appreciation Fund                           %
The Hartford Disciplined Equity Fund                             %
The Hartford Dividend and Growth Fund                            %
The Hartford Focus Fund                                          %
The Hartford Global Communications Fund                          %
The Hartford Global Financial Services Fund                      %
The Hartford Global Health Fund                                  %
The Hartford Global Leaders Fund                                 %
The Hartford Global Technology Fund                              %
The Hartford Growth Fund                                         %
The Hartford Growth Opportunities Fund                           %
The Hartford High Yield Fund                                     %
The Hartford Income Fund                                         %
The Hartford Inflation Plus Fund                                 %
The Hartford International Capital Appreciation Fund             %
The Hartford International Opportunities Fund                    %
The Hartford International Small Company Fund                    %
The Hartford MidCap Fund                                         %
The Hartford MidCap Value Fund                                   %
The Hartford Money Market Fund                                   %
The Hartford Short Duration Fund                                 %
The Hartford Small Company Fund                                  %
The Hartford SmallCap Growth Fund                                %
The Hartford Stock Fund                                          %
The Hartford Tax-Free California Fund                            %
The Hartford Tax-Free Minnesota Fund                             %
The Hartford Tax-Free National Fund                              %
The Hartford Tax-Free New York Fund                              %
The Hartford Total Return Bond Fund                              %
The Hartford U.S. Government Securities Fund                     %
The Hartford Value Fund                                          %
The Hartford Value Opportunities Fund                            %
The Hartford Aggressive Growth Allocation Fund                   %
The Hartford Growth Allocation Fund                              %
The Hartford Balanced Allocation Fund                            %
The Hartford Conservative Allocation Fund                        %
The Hartford Income Allocation Fund                              %



A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is currently available in the funds' SAI and will be available in the funds' semi-annual report to shareholders covering the period ending April 30, 2005.



PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.


THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS


ADVISERS FUND The fund is co-managed by Rand L. Alexander and John C. Keogh.


Rand L. Alexander, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Alexander joined Wellington Management as an investment professional in 1990.



John C. Keogh, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since 2004. Mr. Keogh joined Wellington Management as an investment professional involved in portfolio management and securities analysis in 1983.



CAPITAL APPRECIATION FUND Saul J. Pannell, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1996). Mr. Pannell joined Wellington Management as an investment professional in 1974.



Frank D. Catrickes, Vice President of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since 1998.



DISCIPLINED EQUITY FUND James A. Rullo, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1998). Mr. Rullo joined Wellington Management as an investment professional in 1994.



Mammen Chally, Vice President of Wellington Management, joined the firm in 1994 and has been an investment professional since 1996. Mr. Chally has been involved in portfolio management and securities analysis for the fund since its inception
(1998).



DIVIDEND AND GROWTH FUND Edward P. Bousa, Vice President of Wellington Management, has served as portfolio manager of the fund since September, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000. Prior to joining the firm, Mr. Bousa was an investment professional with Putnam Investments Incorporated(1992-2000).



EQUITY INCOME FUND John R. Ryan, Senior Vice President and Managing Partner of Wellington Management, has served as portfolio manager of the fund since its inception (2003). Mr. Ryan joined Wellington Management as an investment professional involved in portfolio management and securities analysis in 1981.



FOCUS FUND Rand L. Alexander, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Alexander joined Wellington Management as an investment professional in 1990.



GLOBAL COMMUNICATIONS FUND This fund has been managed by a team of global industry analysts that specialize in the communications industry since its inception in 2000. Each member of the team manages a portion of the fund.



Archana Basi, Vice President of Wellington Management, joined the firm as an investment professional in 2001. Ms. Basi has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Ms. Basi was an investment professional at T. Rowe Price (1998-2001).



David Nincic, Vice President of Wellington Management, joined the firm as an investment professional in 1999. Mr. Nincic has been involved in portfolio management and securities analysis for the fund since its inception (2000).



GLOBAL FINANCIAL SERVICES FUND This fund has been managed by a team of global industry analysts that specialize in the financial services industry since its inception in 2000. Each member of the team manages a portion of the fund.



Mark T. Lynch, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1994. Mr. Lynch has been involved in portfolio management and securities analysis for the fund since its inception (2000).



Theodore Shasta, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1996. Mr. Shasta has been involved in portfolio management and securities analysis for the fund since its inception (2000).



Eric Halet, Vice President of Wellington Management, joined the firm as an investment professional in 1999. Mr. Halet has been involved in portfolio management and securities analysis for the fund since its inception (2000).



Jennifer L. Nettesheim, Vice President of Wellington Management, joined the firm as an investment professional in 2000. Ms. Nettesheim has been involved in portfolio management and securities analysis for the fund since 2003. Prior to joining Wellington Management, Ms. Nettesheim was an investment professional at Fidelity Investments (1997-2001).


THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS



Andrew R. Heiskell, Vice President of Wellington Management, joined the firm as an investment professional in 2002. Mr. Heiskell has been involved in portfolio management and securities analysis for the fund since 2003. Prior to joining Wellington Management, Mr. Heiskell was an investment professional at Merrill Lynch (1995-1999) and in graduate school at the University of Chicago Graduate School of Business (2001).



GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund.



Joseph H. Schwartz, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the fund since its inception
(2000).



Jean M. Hynes, Senior Vice President of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the fund since its inception (2000).



Ann C. Gallo, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the fund since its inception (2000).



Kirk J. Mayer, Vice President of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the fund since its inception (2000).



Robert L. Deresiewicz, Vice President of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the fund since 2004. Prior to joining Wellington Management, Mr. Deresiewicz was an Assistant Professor of Medicine at the Harvard Medical School and an Associate Physician in the Division of Infectious Diseases at the Brigham and Women's Hospital (1987-1998), and in graduate school at the Harvard Business School (2000).



GLOBAL LEADERS FUND Andrew S. Offit, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.



Jean-Marc Berteaux, Vice President of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since joining the firm in 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).



GLOBAL TECHNOLOGY FUND This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund.



Scott E. Simpson, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the fund since its inception
(2000).



John F. Averill, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception
(2000).



Eric Stromquist, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the fund since its inception
(2000).



Bruce L. Glazer, Vice President of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the fund since its inception (2000).



Anita M. Killian, Vice President of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the fund since 2003. Prior to joining Wellington Management, Ms. Killian was an investment professional with VALUEQUEST/TA (1997-2000).



Vikram Murthy, Vice President of Wellington Management, joined the firm as an investment professional in 2001. Mr. Murthy has been involved in portfolio management and securities analysis for the fund since 2003. Prior to joining Wellington Management, Mr. Murthy was a business strategy manager in the Attractions division of the Walt Disney Company (1996-1999).


THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS



GROWTH FUND Andrew J. Shilling, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.



John A. Boselli, Vice President of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Incorporated (1996-2002).



GROWTH OPPORTUNITIES FUND Michael Carmen, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.


HIGH YIELD FUND The fund is co-managed by Christine Mozonski and David
Hillmeyer.

Christine Mozonski, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since July 2000. Ms. Mozonski joined Hartford Investment Management in June 1992 and has been an investment professional involved in trading and portfolio management since that time.

David Hillmeyer, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Hillmeyer joined Hartford Investment Management in 1995 and has been an investment professional involved in trading and portfolio management since 1992.


INCOME FUND The fund is co-managed by Edward Vaimberg and William H. Davison.



Edward Vaimberg, Senior Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since March 15, 2004. Mr. Vaimberg joined Hartford Investment Management in 2003. Previously, Mr. Vaimberg was a Managing Director of Global/Emerging Market Fixed Income Management at Bear Stearns Asset Management from 1994 to 2002. Mr. Vaimberg has been an investment professional involved in investment management since 1985.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as co-portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time.



INFLATION PLUS FUND The fund is co-managed by Timothy Wilhide and William H. Davison.



Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as co-portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time.



INTERNATIONAL CAPITAL APPRECIATION FUND Andrew S. Offit, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception in 2001. Mr. Offit joined Wellington Management as an investment professional in 1997.



Jean-Marc Berteaux, Vice President of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since joining the firm in 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).



INTERNATIONAL OPPORTUNITIES FUND Trond Skramstad, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception in 1996. Mr. Skramstad joined Wellington Management as an investment professional in 1993.



Nicolas M. Choumenkovitch, Vice President of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since 2000.


THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS



Gavin S. Ma, Vice President of Wellington Management, joined the firm in 1993 and has been an investment professional since 1994. Mr. Ma has been involved in portfolio management and securities analysis for the fund since 2002.



INTERNATIONAL SMALL COMPANY FUND Edward L. Makin, Vice President of Wellington Management, has served as portfolio manager of the fund since its inception in 2001. Mr. Makin joined Wellington Management as an investment professional in 1994.



MIDCAP FUND Phillip H. Perelmuter, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1997). Mr. Perelmuter joined Wellington Management as an investment professional in 1995.



MIDCAP VALUE FUND James N. Mordy, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.



MONEY MARKET FUND The fund is managed by Robert Crusha, with Adam Tonkinson as assistant portfolio manager.


Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.


Adam Tonkinson, Investment Officer of Hartford Investment Management, has served as assistant portfolio manager of the fund since March 15, 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.



SHORT DURATION FUND The fund is co-managed by Robert Crusha and Brian Dirgins.



Robert Crusha, Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since March 15, 2004. Mr. Crusha served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.



Brian Dirgins, Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since March 15, 2004. Mr. Dirgins joined Hartford Investment Management in 1998 and has been an investment professional involved in trading and securities analysis since 1989.



SMALL COMPANY FUND Steven C. Angeli, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.



SMALLCAP GROWTH FUND David J. Elliott, Vice President of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.



Doris T. Dwyer, Vice President of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2, 2001.



STOCK FUND Rand L. Alexander, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Alexander joined Wellington Management as an investment professional in 1990.


TAX-FREE CALIFORNIA FUND The fund is managed by Charles Grande, with Patrick Hennigan as assistant portfolio manager.

Charles Grande, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS


Patrick Hennigan, Investment Officer of Hartford Investment Management, has served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Hennigan joined Hartford Investment Management in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.

TAX-FREE MINNESOTA FUND Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick J. Hennigan, Investment Officer of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Hennigan joined Hartford Investment Management in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.

TAX-FREE NATIONAL FUND Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time.

Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick J. Hennigan, Investment Officer of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Hennigan joined Hartford Investment Management in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.

TAX-FREE NEW YORK FUND The fund is managed by Charles Grande, with Patrick Hennigan as assistant portfolio manager.

Charles Grande, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick Hennigan, Investment Officer of Hartford Investment Management, has served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Hennigan joined Hartford Investment Management in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.

TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

U.S. GOVERNMENT SECURITIES FUND The fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.

Mr. Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2004. Mr. Hanlon joined Hartford Investment Management in 1988 and has been an investment professional involved in trading and portfolio management since that time.

Mr. Regenauer, Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.


VALUE FUND John R. Ryan, Senior Vice President and Managing Partner of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Ryan joined Wellington Management as an investment professional involved in portfolio management and securities analysis in 1981.


THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS


VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund.



James H. Averill, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception
(2001).



David R. Fassnacht, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception
(2001).



James N. Mordy, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001).



David W. Palmer, Vice President of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003.


AGGRESSIVE GROWTH ALLOCATION FUND The fund is co-managed by William H. Davison, Jr. and Christopher Hanlon.


William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as co-portfolio manager of the fund since its commencement of operations on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time.


Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since its commencement of operations on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988 and has been an investment professional involved in trading and portfolio management since that time.

GROWTH ALLOCATION FUND The fund is co-managed by William H. Davison, Jr. and Christopher Hanlon.


William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as co-portfolio manager of the fund since its commencement of operations on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time.


Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since its commencement of operations on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988 and has been an investment professional involved in trading and portfolio management since that time.

BALANCED ALLOCATION FUND The fund is co-managed by William H. Davison, Jr. and Christopher Hanlon.


William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as co-portfolio manager of the fund since its commencement of operations on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time.


Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since its commencement of operations on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988 and has been an investment professional involved in trading and portfolio management since that time.

CONSERVATIVE ALLOCATION FUND The fund is co-managed by William H. Davison, Jr. and Christopher Hanlon.


William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as co-portfolio manager of the fund since its commencement of operations on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time.


Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since its commencement of operations on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988 and has been an investment professional involved in trading and portfolio management since that time.

THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS

INCOME ALLOCATION FUND The fund is co-managed by William H. Davison, Jr. and Christopher Hanlon.


William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as co-portfolio manager of the fund since its commencement of operations on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time.


Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since its commencement of operations on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988 and has been an investment professional involved in trading and portfolio management since that time.

THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $250,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".


-     Distribution and service (12b-1) fees of 0.25%.(1)



(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.


CLASS B

-     No front-end sales charge; all your money goes to work for you right away.

-     Distribution and service (12b-1) fees of 1.00%.

-     A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C


-     No front-end sales charge; all your money goes to work for you right away.


-     Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.




THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT

HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

ALL FUNDS, EXCEPT FOR INCOME ALLOCATION FUND AND THE HARTFORD FIXED INCOME FUNDS

                                                                           DEALER
                                     AS A % OF          AS A %          COMMISSION AS
                                     OFFERING           OF NET          PERCENTAGE OF
    YOUR INVESTMENT                    PRICE          INVESTMENT       OFFERING PRICE
    ---------------                    -----          ----------       --------------
Less than $50,000                      5.50%            5.82%               4.75%
$ 50,000 -- $ 99,999                   4.50%            4.71%               4.00%
$100,000 -- $249,999                   3.50%            3.63%               3.00%
$250,000 -- $499,999                   2.50%            2.56%               2.00%
$500,000 -- $999,999                   2.00%            2.04%               1.75%
$1 million or more(1)                     0%               0%                  0%

INCOME ALLOCATION FUND AND THE HARTFORD FIXED INCOME FUNDS, EXCEPT FOR THE HARTFORD MONEY MARKET FUND AND THE HARTFORD SHORT DURATION FUND

                                                                          DEALER
                                    AS A % OF          AS A %          COMMISSION AS
                                    OFFERING           OF NET          PERCENTAGE OF
     YOUR INVESTMENT                  PRICE          INVESTMENT       OFFERING PRICE
     ---------------                  -----          ----------       --------------
Less than $50,000                     4.50%            4.71%               3.75%
$ 50,000 -- $ 99,999                  4.00%            4.17%               3.50%
$100,000 -- $249,999                  3.50%            3.63%               3.00%
$250,000 -- $499,999                  2.50%            2.56%               2.00%
$500,000 -- $999,999                  2.00%            2.04%               1.75%
$1 million or more(1)                    0%               0%                  0%

THE HARTFORD SHORT DURATION FUND

                                                                          DEALER
                                    AS A % OF          AS A %          COMMISSION AS
                                    OFFERING           OF NET          PERCENTAGE OF
    YOUR INVESTMENT                   PRICE          INVESTMENT       OFFERING PRICE
    ---------------                   -----          ----------       --------------
Less than $50,000                     3.00%            3.09%               2.50%
$ 50,000 -- $ 99,999                  2.50%            2.56%               2.00%
$100,000 -- $249,999                  2.25%            2.30%               1.75%
$250,000 -- $499,999                  1.75%            1.78%               1.25%
$500,000 -- $999,999                  1.25%            1.27%               1.00%
$1 million or more(1)                    0%               0%                  0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6

THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT

million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last five categories listed under "Waivers for Certain Investors".

CLASS B shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
  PURCHASE               CDSC
------------            ------
1st year                5.00%
2nd year                4.00%
3rd year                3.00%
4th year                3.00%
5th year                2.00%
6th year                1.00%


CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:





YEARS AFTER
  PURCHASE                     CDSC
------------                  ------
1st year                      1.00%
After 1 year                  None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies the fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.


When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.



Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the funds to defray their expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a sales charge being deducted, and to sell Class A shares with a 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.


Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS


REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.


The first three ways can be combined in any manner:


- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (including The Hartford Money Market Fund) you or members of your family already own to the amount of your next Class A, Class L and Class E investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A, Class L and Class E shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The


THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT


      Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L and Class E shares, a family member is an owner's spouse (or legal equivalent recognized under law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, Class L and Class E shares. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.



- LETTER OF INTENT -- lets you purchase Class A, Class L and Class E shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A, Class L and Class E shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A, Class L and Class E shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A, Class L or Class E shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of an LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A, Class L or Class E shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A, Class L or Class E shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A, Class L or Class E shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. The LOI may be backdated up to 90 days. Purchases based on an LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI are available from your registered representative or from HASCO at 1-888-843-7824.


- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple Hartford Mutual Funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

-     because of shareholder death or disability,

-     because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

-     for retirement plans under the following circumstances:

      (1) to return excess contributions,

      (2) hardship withdrawals as defined in the plan,

      (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT

      (4) to meet minimum distribution requirements under the Internal Revenue Code,

      (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

      (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

-     selling brokers and their employees and sales representatives,

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,


- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, Wellington Management, the transfer agent, and their affiliates,


- retirement or welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,




- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).

The 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.





The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes hyperlinks that facilitate access to this information.


ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the Funds' shares ("Additional Payments") based on a number of factors described in the funds' SAI. This additional compensation is not paid directly by you.


With the exception of certain compensation arrangements specifically discussed in the SAI and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the Funds attributable to a particular Financial Intermediary, on sales of the Funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, may, but are normally not expected to, exceed, in the aggregate, 0.40% of the average net assets of the Funds attributable to a particular Financial Intermediary. Please refer to the SAI for a listing of Financial Intermediaries to whom the distributor makes such Additional Payments. Separate Additional Payments may also be made in connection with the sale and distribution of the Funds' shares in such forms as, among others, "due diligence" payments and "marketing support" fees ("Negotiated Additional Amounts"), as discussed in greater detail in the SAI. These Negotiated Additional Amounts paid to Financial Intermediaries in connection with the sale and distribution of the Funds' shares may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor. With the exception of certain Negotiated Additional Amounts specifically discussed in the SAI, payments of Negotiated Additional Amounts did not exceed $500,000 per Financial Intermediary for the calendar year ended December 31, 2004. [TO BE UPDATED.]


THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, you will be asked to provide your name, address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is as follows:


            - non-retirement accounts: $1,000 per fund, except for the Capital Appreciation Fund. The minimum initial investment for the Capital Appreciation Fund: $10,000.


            - retirement accounts: $1,000 per fund, except for the Capital Appreciation Fund. The minimum initial investment for the Capital Appreciation Fund: $10,000.


            - Automatic Investment Plans: $50 to open, except for the Capital Appreciation Fund. The minimum initial investment for the Capital Appreciation Fund: $10,000. You must invest at least $50 per month in each fund.


            -     subsequent investments: $50 per fund.


Minimum investment amounts may be waived for certain retirement accounts including IRAs and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs.


3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4 Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.


          ADDRESS:                              PHONE NUMBER:
  THE HARTFORD MUTUAL FUNDS                     1-888-843-7824
       P.O. BOX 64387
   ST. PAUL, MN 55164-0387     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS

BUYING SHARES


ON THE WEB

                        TO ACCESS YOUR ACCOUNTS

                        -    Go to www.hartfordinvestor.com

      [INTERNET         -    Under Client Account Access, click on Hartford
       GRAPHIC]              Mutual Funds, and enter your User ID (SSN) and PIN.
                             First time users will need to create a PIN, by
                             clicking on the Create/Reset PIN link.

                        TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
                        ACCOUNT

                        - Select `Work with Fund' on the fund you want to purchase shares in.

                        -    First time users will need to select the Add Bank
                             Instructions function to setup their bank information online.

                        - Once bank instructions have been established, select the purchase shares function and enter the purchase information.

                        - After you submit your successful purchase request a purchase acknowledgement will be displayed.

                        TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING
                        HARTFORD MUTUAL FUND

                        -    After logging into your accounts at
                             www.hartfordinvestor.com, select `Work with Fund' on one of the funds you will be exchanging between.

                        - Select the Exchange Shares function and follow the instructions on the Exchange Request screen.

                        - On the verification page, check the box explaining that you have read, understand and accept the terms and conditions of the prospectus, and click submit.

                        - After you submit your successful exchange request an exchange acknowledgement will be displayed.

                        Note: The minimum amount when exchanging into a new fund
                              is $1,000 per fund, except for the Capital
                              Appreciation Fund. The minimum amount when exchanging into a new account in the Capital
                              Appreciation Fund is $10,000.

ON THE PHONE

                        TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
                        ACCOUNT

                        - Verify that your bank/credit union is a member of the Automated Clearing House (ACH) system.
       [PHONE
       GRAPHIC]

                        - Call The Hartford at the number below to verify that your bank or credit union information is set up. If not currently set up, you will be asked to provide bank instructions in writing or by fax.

                        - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.


                        TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN
                        EXISTING HARTFORD MUTUAL FUND

                        - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.

                        Note: The minimum amount when exchanging into a new fund
                              is $1,000 per fund, except for the Capital
                              Appreciation Fund. The minimum amount when exchanging into a new account in the Capital
                              Appreciation Fund is $10,000.


THE HARTFORD MUTUAL FUNDS

BUYING SHARES


IN WRITING:
WITH CHECK

         [CHECK         -     Make out a check for the investment amount,
        GRAPHIC]              payable to "The Hartford Mutual Funds."

                        - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.

                        - Deliver the check and your investment slip, or note, to the address listed below.

BY EXCHANGE

                        - Write a letter of instruction indicating the fund names, share class, account number, [ARROW the name(s) in which the accounts are registered, and your signature.

        ARROW           -    Deliver these instructions to your financial
       GRAPHIC]              representative or plan administrator, or mail to
                             the address listed below.

                        Note: The minimum amount when exchanging into a new fund
                              is $1,000 per fund, except for the Capital
                              Appreciation Fund. The minimum amount when exchanging into a new account in the Capital
                              Appreciation Fund is $10,000.

BY WIRE

                        - Instruct your bank to wire the amount of your investment to:

      [COMPUTER                       US Bank National Association
      GRAPHIC]                        ABA #091000022, credit account no:
                                      1-702-2514-1341
                                      The Hartford Mutual Funds Purchase Account
                                      For further credit to: (Your name)
                                      Hartford Mutual Funds Account Number:
                                      (Your account number)

                        Specify the fund name, share class, your account number
                             and the name(s) in which the account is registered.
                             Your bank may charge a fee to wire funds.



          ADDRESS:                                      PHONE NUMBER:
  THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
       P.O. BOX 9140
     MPLS, MN 55164-9140               OR CONTACT YOUR FINANCIAL REPRESENTATIVE
                                        OR PLAN ADMINISTRATOR FOR INSTRUCTIONS
                                                   AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS

SELLING SHARES





BY LETTER
                        -     Write a letter of instruction or complete a power
                              of attorney indicating the fund name, your share
                              class, your account number, the name(s) in which
(LETTER                       the account is registered and the dollar value or
GRAPHIC)                      number of shares you wish to sell.

                        - Include all signatures and any additional documents that may be required (see next page).

                        - Mail the materials to the address below or to your plan administrator.

                        - A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee
                              (currently $15) which will be deducted from redemption proceeds.

BY PHONE

                        - Restricted to sales of up to $50,000 in any 7-day period.

                        -     To place your order with a representative, call
  (PHONE                      the transfer agent at the number below between 8
  GRAPHIC)                    A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6
                              P.M. Central Time) Monday through Thursday and
                              between 8 A.M. and 6 P.M. Eastern Time (between 7
                              A.M. and 5 P.M. Central Time) on Friday. Orders
                              received after 4 P.M. Eastern Time (3 P.M. Central
                              Time) will receive the next business day's
                              offering price.

                        - For automated service 24 hours a day using your touch-tone phone, call the number below.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

(COMPUTER               -     Fill out the "Telephone Exchanges and Telephone
  GRAPHIC)                    Redemption" and "Bank Account or Credit Union
                              Information" sections of your new account
                              application.

                        - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

                        - Generally, amounts of $1,000 or more will be wired on the next business day. Your bank may charge a fee for this service. Wire transfers may be requested for a nominal fee (currently $25) which will be deducted from redemption proceeds.

                        - Amounts of less than $1,000 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.

                        - Phone requests are limited to amounts up to $50,000 in a 7-day period.

BY EXCHANGE

(ARROW                  -     Obtain a current prospectus for the fund into
GRAPHIC)                      which you are exchanging by calling your financial
                              representative or the transfer agent at the number
                              below.

                        - Call your financial representative or the transfer agent to request an exchange.

BY CHECK -- APPLIES TO MONEY MARKET FUND (CLASS A SHARES ONLY)

                        - Fill out the checkwriting section of the application.

                        -     Request checkwriting on your account application.

  (CHECK                -     Verify that the shares to be sold were purchased
 GRAPHIC)                     more than 10 days earlier or were purchased by
                              wire. Checks written on your account prior to the
                              end of this period may result in those checks
                              being returned to you for insufficient funds.

                        - Write a check for any amount over $100 and sign each check as designated on the account application signature card.

                        - You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.

                        - You may not write a check for the entire value of your account or close your account by writing a check.

                        - If the amount of your check is greater than the value of your Money Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.

ON THE WEB

                        -     Log into your account(s) by using Client Account

(ARROW                  -     Access at www.HartfordInvestor.com
GRAPHIC)

                        - On the Portfolio Summary page, find the fund you want to redeem from and select `Work with Fund'

                        -     On the Fund Detail page, select either the `Redeem
                              Shares' or `Exchange Shares' function, and click
                              `Go'

                        - Complete the Redemption or Exchange Request, and click on `Continue'.

                        - Verify the transaction information and click on `Submit'

                        * Because of legal and tax restrictions on withdrawals from employer-sponsored retirement accounts (i.e. SEP, SIMPLE and 403B plans), you will not be allowed to enter a redemption request for these types of accounts online.


To sell shares through a systematic withdrawal plan, see "Additional Investor Services".

THE HARTFORD MUTUAL FUNDS

SELLING SHARES

            ADDRESS:                                PHONE NUMBER:
   THE HARTFORD MUTUAL FUNDS                        1-888-843-7824
         P.O. BOX 64387
    ST. PAUL, MN 55164-0387                     OR CONTACT YOUR FINANCIAL
                                           REPRESENTATIVE OR PLAN ADMINISTRATOR
                                             FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS

SELLING SHARES IN WRITING

BY LETTER

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

            -     your address of record has changed within the past 30 days

(LETTER
GRAPHIC)    -     you are selling more than $50,000 worth of shares

            - you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

Please note that a notary public CANNOT provide a signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a signature guarantee.

REQUIREMENTS FOR WRITTEN REQUESTS BY SELLER

  OWNERS OF INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP, UGMA/UTMA (CUSTODIAL
  ACCOUNTS FOR MINORS) OR GENERAL PARTNER ACCOUNTS.

            -     Letter of instruction.

            - On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

            -     Signature guarantee if applicable (see above).

  OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS.

            -     Letter of instruction.

            -     Corporate resolution, certified within the past twelve months.

            - On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

            -     Signature guarantee if applicable (see above).

  OWNERS OR TRUSTEES OF TRUST ACCOUNTS.

            -     Letter of instruction.

            -     On the letter, the signature(s) of the trustee(s).

            - Provide a copy of the trust document certified within the past twelve months.

            -     Signature guarantee if applicable (see above).

  JOINT TENANCY SHAREHOLDERS WHOSE CO-TENANTS ARE DECEASED.

            -     Letter of instruction signed by surviving tenant.

            -     Copy of death certificate.

            -     Signature guarantee if applicable (see above).

  EXECUTORS OF SHAREHOLDER ESTATES.

            -     Letter of instruction signed by executor.

            - Copy of order appointing executor, certified within the past twelve months.

            -     Signature guarantee if applicable (see above).

  ADMINISTRATORS, CONSERVATORS, GUARDIANS AND OTHER SELLERS OR ACCOUNT TYPES NOT
  LISTED ABOVE.

            -     Call 1-888-843-7824 for instructions.

              ADDRESS:                                 PHONE NUMBER:
     THE HARTFORD MUTUAL FUNDS                        1-888-843-7824
          P.O. BOX 64387
      ST. PAUL, MN 55164-0387                     OR CONTACT YOUR FINANCIAL
                                                    REPRESENTATIVE OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS
                                                       AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.



Except for the Money Market Fund, the funds (through certain Underlying Funds in the case of a fund of funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds in the case of a fund of funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds in the case of a fund of funds) may use fair value pricing include, among others: (i) the occurrence of events that that are significant to a particular issuer, such as mergers, restructuring or defaults;
(ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; and (iv) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds in the case of a fund of funds) uses a fair value pricing service approved by that fund's Board (or in the case of a fund of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds in the case of a fund of funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds in the case of a fund of funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of a fund of funds) were to sell the security at approximately the time at which that fund determines its NAV per share.



Debt securities (other than short-term obligations) held by a fund (through certain Underlying Funds in the case of a fund of funds) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's assets, and investments that will mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.


At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- The fund name and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Signature guarantees (if required).

THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

- Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES

You may exchange shares of one fund for shares of the same class of any other fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class L, M, N, H, Z, Y or E shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES



The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can dilute a fund's NAV for long-term shareholders.



If you intend to trade frequently or use market timing investment strategies, you should not purchase these funds.



The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds may, in certain circumstances, reverse a transaction determined to be abusive. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.



It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When a third substantive round trip transaction is effected within a 90-day period, the person effecting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.


THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES



The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.



The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the funds' defenses against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."


CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS
(NON-RETIREMENT ONLY)

If the total value of your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

-     after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually


Every year you should also receive, if applicable, a Form 1099 tax information statement.


If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund, Dividend and Growth Fund, Equity Income Fund, Balanced Allocation Fund and Conservative Allocation Fund are declared and paid quarterly. Dividends from the net investment income of the Income Fund, Inflation Plus Fund, High Yield Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Income Allocation Fund are declared and paid monthly. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.


TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.


THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS ONLY) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

CALIFORNIA INCOME TAXATION (TAX-FREE CALIFORNIA FUND) Tax-Free California Fund intends to comply with certain state tax requirements so that at least a portion of the dividends it pays are "exempt-interest dividends" as defined under California law. To be qualified to pay exempt-interest dividends under California law, at the close of each quarter of its taxable year, at least 50% percent of the value of The Hartford Tax-Free California Fund's total assets must consist of obligations which, when held by an individual, the interest therefrom is exempt from taxation by California. Exempt-interest dividends from Tax-Free California Fund may be subject to California taxes imposed on corporations when distributed to shareholders subject to those taxes.

MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.


NEW YORK INCOME TAXATION (TAX-FREE NEW YORK FUND) Tax-Free New York Fund intends to comply with certain state tax requirements so that individual shareholders of Tax-Free New York Fund that are residents of New York State will not be subject to New York State income tax on distributions which are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, Tax-Free New York Fund will invest in New York State or municipal bonds. Individual shareholders of Tax-Free New York Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from Tax-Free New York Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes.



INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund in the case of a fund of funds) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.


Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE (ACH) allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

-     Complete the appropriate parts of your account application.

- If you are using AIP to open an account, make out a check ($50 minimum per fund) for your first investment amount payable to "The Hartford Mutual Funds." Deliver your check and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- SPECIFY THE PAYEE(S). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- FILL OUT THE RELEVANT PART OF THE ACCOUNT APPLICATION. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

-     Fill out the relevant part of the account application.

-     Be sure that the amount is for $50 or more per fund.

-     Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

-     Fill out the relevant portion of the account application.

-     Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee will be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by ___________, independent auditors, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the periods ended on or before October 31, 2001 has been audited by the former independent public accountants to the funds.


THE HARTFORD ADVISERS FUND -- CLASS A


                                                                                                           PERIOD ENDED:
                                                                YEAR ENDED:                                  1/1/2000-
                                    10/31/2004  10/31/2003(6)  10/31/2002(6)   10/31/2001    10/31/2000(5)  12/31/1999   YEAR ENDED:
                                    ----------  -------------  -------------   ----------    -------------  ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
period                                          $      12.67   $      14.38    $    17.07    $   17.02      $   15.71
Income from Investment Operations:
  Net investment income (loss)                          0.19           0.21          0.30         0.24           0.27
  Net realized and unrealized gain
  (loss) on investments                                 1.52          (1.69)        (2.05)        0.19           1.60
                                                ------------   ------------    ----------    ---------      ---------
Total from investment operations                        1.71          (1.48)        (1.75)        0.43           1.87
Less distributions:
  Dividends from net investment
  income                                               (0.19)         (0.23)        (0.31)       (0.22)         (0.25)
  Distributions from capital gains                      0.00           0.00         (0.64)       (0.16)         (0.31)
  Return of capital                                     0.00           0.00          0.00         0.00           0.00
                                                ------------   ------------    ----------    ---------      ---------
Total distributions                                    (0.19)         (0.23)        (0.94)       (0.38)         (0.56)
                                                ------------   ------------    ----------    ---------      ---------
Net asset value, end of period                  $      14.19   $      12.67    $    14.38    $   17.07      $   17.02
                                                ============   ============    ==========    =========      =========
TOTAL RETURN(1)                                        13.62%        (10.42%)      (10.67%)       2.52%(2)      12.08%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                                    $  1,470,569   $  1,245,331    $1,088,858    $ 893,954      $ 693,136
Ratio of expenses to average net
assets before waivers and
reimbursements                                          1.40%          1.41%         1.27%        1.26%(3)       1.31%
Ratio of expenses to average net
assets after waivers and
reimbursements                                          1.39%          1.36%         1.22%        1.21%(3)       1.26%
Ratio of net investment income
(loss) to average net assets                            1.44%          1.56%         1.99%        1.76%(3)       1.72%
Portfolio turnover rate(4)                                46%            44%           37%          38%            35%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)   The fund's fiscal year end changed to October 31st.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD ADVISERS FUND -- CLASS B


                                                                                                          PERIOD ENDED:
                                                       YEAR ENDED:                                         1/1/2000-
                                  10/31/2004  10/31/2003(6)  10/31/2002(6)   10/31/2001    10/31/2000(5)  12/31/1999     YEAR ENDED:
                                  ----------  -------------  -------------   ----------    -------------  ----------     -----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                      $      12.54   $      14.24    $    16.90    $   16.87      $   15.59
Income from Investment
Operations:
  Net investment income (loss)                        0.09           0.11          0.20         0.15           0.16
  Net realized and unrealized
  gain (loss) on investments                          1.51          (1.68)        (2.03)        0.17           1.58
                                              ------------   ------------    ----------    ---------      ---------
Total from investment operations                      1.60          (1.57)        (1.83)        0.32           1.74
Less distributions:
  Dividends from net investment
   income                                            (0.09)         (0.13)        (0.19)       (0.13)         (0.15)
  Distributions from capital
   gains                                              0.00           0.00         (0.64)       (0.16)         (0.31)
  Return of capital                                   0.00           0.00          0.00         0.00           0.00
                                              ------------   ------------    ----------    ---------      ---------
Total distributions                                  (0.09)         (0.13)        (0.83)       (0.29)         (0.46)
                                              ------------   ------------    ----------    ---------      ---------
Net asset value, end of period                $      14.05   $      12.54    $    14.24    $   16.90      $   16.87
                                              ============   ============    ==========    =========      =========
TOTAL RETURN(1)                                      12.86%        (11.11%)      (11.27%)       1.89%(2)      11.29%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                                  $    593,179   $    567,953    $  622,519    $ 631,930      $ 555,338
Ratio of expenses to average net
assets before waivers and
reimbursements                                        2.13%          2.08%         1.93%        1.92%(3)       1.97%
Ratio of expenses to average net
assets after waivers and
reimbursements                                        2.12%          2.08%         1.93%        1.92%(3)       1.97%
Ratio of net investment income
(loss) to average net assets                          0.72%          0.84%         1.28%        1.05%(3)       1.00%
Portfolio turnover rate(4)                              46%            44%           37%          38%            35%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)   The fund's fiscal year end changed to October 31st.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD ADVISERS FUND -- CLASS C


                                                                                 PERIOD                     YEAR ENDED:
                                                   YEAR ENDED:                   ENDED:                      1/1/2000-     PERIOD
                                    10/31/2004   10/31/2003(7) 10/31/2002(7)   10/31/2001    10/31/2000(5)  12/31/1999(6)   ENDED:
                                    ----------  -------------  -------------   ----------    -------------  ----------  -----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning of
  period                                         $     12.66   $      14.37    $    17.05    $   17.02      $   15.73
Income from Investment
  Operations:
  Net investment income (loss)                          0.11           0.12          0.20         0.15           0.17
  Net realized and unrealized
  gain (loss) on investments                            1.52          (1.69)        (2.04)        0.17           1.58
                                                 -----------   ------------    ----------    ---------      ---------
Total from investment
operations                                              1.63          (1.57)        (1.84)        0.32           1.75
Less distributions:
  Dividends from net
   investment income                                   (0.11)         (0.14)        (0.20)       (0.13)         (0.15)
  Distributions from capital
   gains                                                0.00           0.00         (0.64)       (0.16)         (0.31)
  Return of capital                                     0.00           0.00          0.00         0.00           0.00
                                                 -----------   ------------    ----------    ---------      ---------
Total distributions                                    (0.11)         (0.14)        (0.84)       (0.29)         (0.46)
                                                 -----------   ------------    ----------    ---------      ---------
Net asset value, end of period                   $     14.18   $      12.66    $    14.37    $   17.05      $   17.02
                                                 ===========   ============    ==========    =========      =========
TOTAL RETURN(1)                                        12.92%        (10.99%)      (11.26%)       1.89%(3)      11.29%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                                     $   421,814   $    422,520    $  478,194    $ 432,171      $ 323,631
Ratio of expenses to average
net assets before waivers and
reimbursements                                          2.00%          1.97%         1.93%        1.92%(4)       1.99%
Ratio of expenses to average
net assets after waivers and
reimbursements                                          2.00%          1.97%         1.93%        1.92%(4)       1.99%
Ratio of net investment
income (loss) to average net
assets                                                  0.84%          0.95%         1.28%        1.05%(4)       0.99%
Portfolio turnover rate(2)                                46%            44%           37%          38%            35%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3)   Not annualized.



(4)   Annualized.



(5)   The fund's fiscal year end changed to October 31st.



(6) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.



(7) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS A


                                                                                                    PERIOD ENDED:
                                                            YEAR ENDED:                               1/1/2000-
                                          10/31/2004  10/31/2003  10/31/2002(6)  10/31/2001  10/31/2000(5)  12/31/1999   YEAR ENDED:
                                          ----------  ----------  -------------  ----------  -------------  ----------   -----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $    20.47   $    24.12    $    33.20   $    31.72     $    20.42
Income from Investment Operations:
  Net investment income (loss)                            (0.04)       (0.06)         0.05        (0.01)         (0.07)
  Net realized and unrealized gain (loss)
  on investments                                           6.07        (3.59)        (5.12)        3.15          13.28
                                                     ----------   ----------    ----------   ----------     ----------
Total from investment operations                           6.03        (3.65)        (5.07)        3.14          13.21
Less distributions:
  Dividends from net investment income                     0.00         0.00          0.00         0.00           0.00
  Distributions from capital gains                         0.00         0.00         (4.01)       (1.66)         (1.91)
  Return of capital                                        0.00         0.00          0.00         0.00           0.00
                                                     ----------   ----------    ----------   ----------     ----------
Total distributions                                        0.00         0.00         (4.01)       (1.66)         (1.91)
                                                     ----------   ----------    ----------   ----------     ----------
Net asset value, end of period                       $    26.50   $    20.47    $    24.12   $    33.20     $    31.72
                                                     ==========   ==========    ==========   ==========     ==========
TOTAL RETURN(1)                                           29.46%      (15.13%)      (17.24%)      10.18%(2)      66.76%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)             $2,357,913   $1,700,765    $1,585,508   $1,309,836     $  797,656
Ratio of expenses to average net assets
before waivers and reimbursements                          1.45%        1.45%         1.33%        1.32%(3)       1.38%
Ratio of expenses to average net assets
after waivers and reimbursements                           1.43%        1.40%         1.28%        1.27%(3)       1.33%
Ratio of net investment income (loss) to
average net assets                                        (0.13%)      (0.28%)       (0.22%)      (0.42%)3)      (0.61%)
Portfolio turnover rate(4)                                  113%         112%          132%         130%           169%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)   The fund's fiscal year end changed to October 31st.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS B


                                                                                                          PERIOD ENDED:
                                                                 YEAR ENDED:                                1/1/2000-
                                      10/31/2004   10/31/2003   10/31/2002(6)  10/31/2001   10/31/2000(5)  12/31/1999    YEAR ENDED:
                                      ----------   ----------   -------------  ----------   -------------  ----------    -----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $    19.44      $   23.06    $   32.14     $  30.92      $   20.08
Income from Investment
  Operations:
  Net investment income (loss)                         (0.19)         (0.25)       (0.02)       (0.12)         (0.19)
  Net realized and unrealized
  gain (loss) on investments                            5.72          (3.37)       (5.05)        3.00          12.94
                                                  ----------      ---------    ---------     --------      ---------
Total from investment operations                        5.53          (3.62)       (5.07)        2.88          12.75
Less distributions:
  Dividends from net
    investment income                                   0.00           0.00         0.00         0.00           0.00
  Distributions from capital gains                      0.00           0.00        (4.01)       (1.66)         (1.91)
  Return of capital                                     0.00           0.00         0.00         0.00           0.00
                                                  ----------      ---------    ---------     --------      ---------
Total distributions                                     0.00           0.00        (4.01)       (1.66)         (1.91)
                                                  ----------      ---------    ---------     --------      ---------
Net asset value, end of period                    $    24.97      $   19.44    $   23.06     $  32.14      $   30.92
                                                  ==========      =========    =========     ========      =========
TOTAL RETURN(1)                                        28.45%        (15.70%)     (17.88%)       9.59%(2)      65.58%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                                      $1,140,154      $ 884,553    $ 876,826     $826,495      $ 569,201
Ratio of expenses to average
net assets before waivers and
reimbursements                                          2.17%          2.14%        1.99%        1.97%(3)       2.02%
Ratio of expenses to average
net assets after waivers and
reimbursements                                          2.17%          2.14%        1.99%        1.97%(3)       2.02%
Ratio of net investment
income (loss) to average net
assets                                                 (0.87%)        (1.04%)      (0.93%)      (1.12%)(3)     (1.31%)
Portfolio turnover rate(4)                               113%           112%         132%         130%           169%


FINANCIAL HIGHLIGHTS

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)   The fund's fiscal year end changed to October 31st.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS


THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS C


                                                                                                  PERIOD
                                                                                                   ENDED:          YEAR
                                                                YEAR ENDED:                      1/1/2000-         ENDED:
                                           10/31/2004    10/31/2003  10/31/2002(7)  10/31/2001   10/31/2000(5)   12/31/1999(6)
                                           ----------    ----------  -------------  ----------   -------------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $  19.44    $    23.04     $   32.10    $   30.89       $  20.08
Income from Investment Operations:
  Net investment income (loss)                              (0.16)        (0.22)        (0.06)       (0.15)         (0.12)
  Net realized and unrealized gain (loss)
  on investments                                             5.72         (3.38)        (4.99)        3.02          12.84
                                                         --------    ----------     ---------    ---------       --------
Total from investment operations                             5.56         (3.60)        (5.05)        2.87          12.72
Less distributions:
  Dividends from net investment income                       0.00          0.00          0.00         0.00           0.00
  Distributions from capital gains                           0.00          0.00         (4.01)       (1.66)         (1.91)
  Return of capital                                          0.00          0.00          0.00         0.00           0.00
                                                         --------    ----------     ---------    ---------       --------
Total distributions                                          0.00          0.00         (4.01)       (1.66)         (1.91)
                                                         --------    ----------     ---------    ---------       --------
Net asset value, end of period                           $  25.00    $    19.44     $   23.04    $   32.10       $  30.89
                                                         ========    ==========     =========    =========       ========
TOTAL RETURN(1)                                             28.60%       (15.62%)      (17.84%)       9.56%(3)      65.44%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $981,246    $  738,988     $ 666,372    $ 494,391       $191,466
Ratio of expenses to average net assets
  before waivers and reimbursements                          2.05%         2.02%         1.99%        1.99%(4)       2.09%
Ratio of expenses to average net assets
  after waivers and reimbursements                           2.05%         2.02%         1.99%        1.99%(4)       2.09%
Ratio of net investment income (loss) to
  average net assets                                        (0.75%)       (0.92%)       (0.93%)      (1.14%)(4)     (1.37%)
Portfolio turnover rate(2)                                    113%          112%          132%         130%           169%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3)   Not annualized.



(4)   Annualized.



(5)   The fund's fiscal year end changed to October 31st.



(6) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.



(7) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD DISCIPLINED EQUITY FUND -- CLASS A


                                                                                                 PERIOD
                                                                                                  ENDED:          YEAR
                                                              YEAR ENDED:                       1/1/2000-         ENDED:
                                           10/31/2004   10/31/2003  10/31/2002(6)  10/31/2001  10/31/2000(5)    12/31/1999
                                           ----------   ----------  -------------  ----------  -------------    ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $    8.43    $    8.43   $     10.36    $  13.63    $   13.72        $   11.45
Income from Investment Operations:
   Net investment income (loss)                 0.02         0.02          0.00        0.00        (0.02)            0.01
   Net realized and unrealized gain
   (loss) on investments                        1.63         1.63         (1.93)      (2.75)        0.04             2.36
                                           ---------    ---------   -----------    --------    ---------        ---------
Total from investment operations                1.65         1.65         (1.93)      (2.75)        0.02             2.37
Less distributions:
  Dividends from net investment income          0.00         0.00          0.00        0.00         0.00             0.00
  Distributions from capital gains              0.00         0.00          0.00       (0.52)       (0.11)           (0.10)
  Return of capital                             0.00         0.00          0.00        0.00         0.00             0.00
                                           ---------    ---------   -----------    --------    ---------        ---------
Total distributions                             0.00         0.00          0.00       (0.52)       (0.11)           (0.10)
                                           ---------    ---------   -----------    --------    ---------        ---------
Net asset value, end of period             $   10.08    $   10.08   $      8.43    $  10.36    $   13.63        $   13.72
                                           =========    =========   ===========    ========    =========        =========
TOTAL RETURN(1)                                19.57%       19.57%       (18.63%)    (20.90%)       0.15%(3)        20.80%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $ 243,842    $ 243,842   $   230,545    $239,698    $ 197,176        $  74,764
Ratio of expenses to average net assets
  before waivers and reimbursements             1.56%        1.56%         1.57%       1.43%        1.43%(4)         1.49%
Ratio of expenses to average net assets
  after waivers and reimbursements              1.45%        1.45%         1.45%       1.38%        1.38%(4)         1.44%
Ratio of net investment income (loss)
  to average net assets                         0.24%        0.24%        (0.03%)     (0.07%)      (0.17%)(4)        0.01%
Portfolio turnover rate(2)                        76%          76%           89%         80%          63%              53%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3)   Not annualized.



(4)   Annualized.



(5)   The fund's fiscal year end changed to October 31st.



(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD DISCIPLINED EQUITY FUND -- CLASS B



                                                                                                               PERIOD
                                                                   YEAR ENDED:         1/1/2000-                ENDED:     YEAR
                                         10/31/2004  10/31/2003   10/31/2002(6)  10/31/2001  10/31/2000(5)   12/31/1999   ENDED:
                                         ----------  ----------   -------------  ----------  -------------   ----------   ------
 CLASS B -- PERIOD ENDED:
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                $   8.17     $     10.10    $ 13.40     $ 13.58        $    11.41
 Income from Investment Operations:
    Net investment income (loss)                        (0.04)          (0.11)     (0.05)      (0.06)            (0.02)
    Net realized and unrealized gain
    (loss) on investments                                1.57           (1.82)     (2.73)      (0.01)             2.29
                                                     --------     -----------    -------     -------        ----------
 Total from investment operations                        1.53           (1.93)     (2.78)      (0.07)             2.27
 Less distributions:
   Dividends from net investment income                  0.00            0.00       0.00        0.00              0.00
   Distributions from capital gains                      0.00            0.00      (0.52)      (0.11)            (0.10)
   Return of capital                                     0.00            0.00       0.00        0.00              0.00
                                                     --------     -----------    -------     -------        ----------
 Total distributions                                     0.00            0.00      (0.52)      (0.11)            (0.10)
                                                     --------     -----------    -------     -------        ----------
 Net asset value, end of period                      $   9.70     $      8.17    $ 10.10     $ 13.40        $    13.58
                                                     ========     ===========    =======     =======        ==========
 TOTAL RETURN(1)                                        18.73%         (19.11%)   (21.51%)     (0.51%)(3)        20.00%
 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (in
   thousands)                                        $ 47,888     $    43,431    $43,210     $41,126        $   20,375
 Ratio of expenses to average net
   assets before waivers and
   reimbursements                                        2.30%           2.26%      2.11%       2.11%(4)          2.13%
 Ratio of expenses to average net
   assets after waivers and
   reimbursements                                        2.15%           2.15%      2.11%       2.11%(4)          2.13%
 Ratio of net investment income (loss)
   to average net assets                                (0.46%)         (1.03%)    (0.80%)     (0.90%)(4)        (0.68%)
 Portfolio turnover rate(2)                                76%             89%        80%         63%               53%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3)   Not annualized.



(4)   Annualized.



(5)   The fund's fiscal year end changed to October 31st.



(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD DISCIPLINED EQUITY FUND -- CLASS C


                                                                                    PERIOD
                                                                                     ENDED:          YEAR
                                                YEAR ENDED:                        1/1/2000-         ENDED:
                                    10/31/2004  10/31/2003  10/31/2002(7)   10/31/2001   10/31/2000(5)   12/31/1999(6)
                                    ----------  ----------  -------------   ----------   -------------   -------------
 CLASS C -- PERIOD ENDED:
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of
     period                                     $   8.18    $     10.11     $  13.41     $  13.58        $     11.41
 Income from Investment
 Operations:
    Net investment income (loss)                   (0.04)         (0.06)       (0.06)       (0.06)             (0.03)
    Net realized and unrealized gain (loss)
      on investments                                1.57          (1.87)       (2.72)        0.00               2.30
                                                --------    -----------     --------     --------        -----------
 Total from investment operations                   1.53          (1.93)       (2.78)       (0.06)              2.27
 Less distributions:
   Dividends from net investment                    0.00           0.00         0.00         0.00               0.00
     income
   Distributions from                               0.00           0.00        (0.52)       (0.11)             (0.10)
     capital gains
   Return of capital                                0.00           0.00         0.00         0.00               0.00
                                                --------    -----------     --------     --------        -----------
 Total distributions                                0.00           0.00        (0.52)       (0.11)             (0.10)
                                                --------    -----------     --------     --------        -----------
 Net asset value, end of period                 $   9.71    $      8.18     $  10.11     $  13.41        $     13.58
                                                ========    ===========     ========     ========        ===========
 TOTAL RETURN(1)                                   18.70%        (19.09%)     (21.50%)      (0.44%)(3)         19.98%
 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (in
   thousands)                                   $ 46,162    $    44,054     $ 60,409     $ 63,650        $    29,265
 Ratio of expenses to average net
   assets before waivers and
   reimbursements                                   2.17%          2.13%        2.09%        2.09%(4)           2.16%
 Ratio of expenses to average net
   assets after waivers and
   reimbursements                                   2.15%          2.13%        2.09%        2.09%(4)           2.15%
 Ratio of net investment income
   (loss) to average net assets                    (0.46%)        (0.80%)      (0.78%)      (0.88%)(4)         (0.69%)
 Portfolio turnover rate(2)                           76%            89%          80%          63%                53%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3)   Not annualized.



(4)   Annualized.



(5)   The fund's fiscal year end changed to October 31st.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS


(6) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.



(7) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS A


                                                                                                        PERIOD
                                                                                                         ENDED:
                                                                      YEAR ENDED:                      1/1/2000-
                                           10/31/2004   10/31/2003   10/31/2002(6) 10/31/2001 10/31/2000(5) 12/31/1999  YEAR ENDED:
                                           ----------   ----------   ------------- ---------- ------------- ----------  -----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $    13.58     $     15.53   $  17.78   $   16.85     $   16.62
Income from Investment Operations:
  Net investment income (loss)                              0.12            0.12       0.18        0.15          0.15
  Net realized and unrealized gain (loss)
    on investments                                          2.37           (1.71)     (1.49)       0.98          0.60
                                                      ----------     -----------   --------   ---------     ---------
Total from investment operations                            2.49           (1.59)     (1.31)       1.13          0.75
Less distributions:
  Dividends from net investment income                     (0.13)(7)       (0.12)     (0.17)      (0.12)        (0.17)
  Distributions from capital gains                          0.00           (0.24)     (0.77)      (0.08)        (0.35)
  Return of capital                                         0.00            0.00       0.00        0.00          0.00
                                                      ----------     -----------   --------   ---------     ---------
Total distributions                                        (0.13)          (0.36)     (0.94)      (0.20)        (0.52)
                                                      ----------     -----------   --------   ---------     ---------
Net asset value, end of period                        $    15.94     $     13.58   $  15.53   $   17.78     $   16.85
                                                      ==========     ===========   ========   =========     =========
TOTAL RETURN(1)                                            18.42%         (10.64%)    (7.67%)      6.77%(2)      4.57%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $1,296,982     $   808,633   $521,543   $ 294,903     $ 242,054
Ratio of expenses to average net assets
  before waivers and reimbursements                         1.41%           1.46%      1.36%       1.36%(3)      1.38%
Ratio of expenses to average net assets
  after waivers and reimbursements                          1.40%           1.40%      1.31%       1.31%(3)      1.33%
Ratio of net investment income (loss) to
  average net assets                                        0.88%           0.78%      1.06%       0.99%(3)      0.94%
Portfolio turnover rate(4)                                    31%             33%        55%         56%           50%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)   The fund's fiscal year end changed to October 31st.

(6) Per share amounts have been calculated using average shares outstanding method.

(7)  This includes a tax return of capital of less than $0.01.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS B


                                                                                                     PERIOD
                                                                                                      ENDED:
                                                                   YEAR ENDED:                      1/1/2000-           YEAR
                                          10/31/2004  10/31/2003  10/31/2002(6) 10/31/2001 10/31/2000(5) 12/31/1999     ENDED:
                                          ---------- ------------ ------------- ---------- ------------- ----------     ------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $  13.43     $     15.37   $  17.60   $   16.69     $   16.47
Income from Investment Operations:
  Net investment income (loss)                           0.03            0.02       0.07        0.04          0.04
  Net realized and unrealized gain (loss)
    on investments                                       2.32           (1.70)     (1.48)       0.98          0.58
                                                     --------     -----------   --------   ---------     ---------
Total from investment operations                         2.35           (1.68)     (1.41)       1.02          0.62
Less distributions:
  Dividends from net investment income                  (0.03)(7)       (0.02)     (0.05)      (0.04)        (0.05)
  Distributions from capital gains                       0.00           (0.24)     (0.77)      (0.08)        (0.35)
  Return of capital                                      0.00            0.00       0.00        0.00          0.00
                                                     --------     -----------   --------   ---------     ---------
Total distributions                                     (0.03)          (0.26)     (0.82)      (0.11)        (0.40)
                                                     --------     -----------   --------   ---------     ---------
Net asset value, end of period                       $  15.75     $     13.43   $  15.37   $   17.60     $   16.69
                                                     ========     ===========   ========   =========     =========
TOTAL RETURN(1)                                         17.52%         (11.15%)    (8.34%)      6.17%(2)      3.82%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)             $257,856     $   185,731   $150,592   $ 118,936     $ 121,977
Ratio of expenses to average net assets
  before waivers and reimbursements                      2.14%           2.13%      2.03%       2.03%(3)      2.02%
Ratio of expenses to average net assets
  after waivers and reimbursements                       2.13%           2.10%      2.03%       2.03%(3)      2.02%
Ratio of net investment income (loss) to
  average net assets                                     0.16%           0.08%      0.34%       0.27%(3)      0.25%
Portfolio turnover rate(4)                                 31%             33%        55%         56%           50%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)   The fund's fiscal year end changed to October 31st.

(6) Per share amounts have been calculated using average shares outstanding method.

(7)   This includes a tax return of capital of less than $0.01.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS C


                                                                                                  PERIOD
                                                                                                   ENDED:           YEAR
                                                           YEAR ENDED:                           1/1/2000-          ENDED:
                                     10/31/2004    10/31/2003     10/31/2002(7)   10/31/2001   10/31/2000(5)    12/31/1999(6)
                                     ----------    ----------     -------------   ----------   -------------    -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                          $   13.40       $     15.33     $  17.57     $   16.67        $      16.48
Income from Investment Operations:
  Net investment income (loss)                         0.04              0.03         0.08          0.07                0.04
  Net realized and unrealized gain
  (loss) on investments                                2.32             (1.69)       (1.48)         0.95                0.58
                                                  ---------       -----------     --------     ---------        ------------
Total from investment operations                       2.36             (1.66)       (1.40)         1.02                0.62
Less distributions:
  Dividends from net investment
   income                                             (0.04)(8)         (0.03)       (0.07)        (0.04)              (0.08)
  Distributions from capital gains                     0.00             (0.24)       (0.77)        (0.08)              (0.35)
  Return of capital                                    0.00              0.00         0.00          0.00                0.00
                                                  ---------       -----------     --------     ---------        ------------
Total distributions                                   (0.04)            (0.27)       (0.84)        (0.12)              (0.43)
                                                  ---------       -----------     --------     ---------        ------------
Net asset value, end of period                    $   15.72       $     13.40     $  15.33     $   17.57        $      16.67
                                                  =========       ===========     ========     =========        ============
TOTAL RETURN(1)                                       17.67%           (11.08%)      (8.33%)        6.17%(3)            3.76%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                                      $ 230,348       $   164,260     $117,108     $  63,503        $     42,869
Ratio of expenses to average net
  assets before waivers and
  reimbursements                                       2.02%             2.02%        2.03%         2.03%(4)            2.07%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                                       2.02%             2.02%        2.03%         2.03%(4)            2.07%
Ratio of net investment income
  (loss) to average net  assets                        0.27%             0.15%        0.35%         0.27%(4)            0.21%
Portfolio turnover rate(2)                               31%               33%          55%           56%                 50%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3)   Not annualized.



(4)   Annualized.



(5)   The fund's fiscal year end changed to October 31st.



(6) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.



(7) Per share amounts have been calculated using average shares outstanding method.



(8)   This includes a tax return of capital of less than $0.01.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD EQUITY INCOME FUND -- CLASS A


                                                                                                             PERIOD
                                                                                                             ENDED:
                                                                                        YEAR ENDED:         8/28/2003-
                                                                                        10/31/2004        10/31/2003(5)
                                                                                        ----------        -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                                      $  10.00
Income from Investment Operations:
  Net investment income (loss)                                                                                0.02
  Net realized and unrealized gain (loss) on investments                                                      0.35
                                                                                                          --------
Total from investment operations Less distributions:                                                          0.37
  Dividends from net investment income                                                                        0.00
  Distributions from capital gains                                                                            0.00
  Return of capital                                                                                           0.00
                                                                                                          --------
Total distributions                                                                                           0.00
                                                                                                          --------
Net asset value, end of period                                                                            $  10.37
                                                                                                          ========
TOTAL RETURN(3)                                                                                               3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                                  $ 26,649
Ratio of expenses to average net assets before waivers and reimbursements                                     1.53%(2)
Ratio of expenses to average net assets after waivers and reimbursements                                      0.73%(2)
Ratio of net investment income (loss) to average net assets                                                   1.81%(2)
Portfolio turnover rate(4)                                                                                       1%


(1)   Not annualized.

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   The fund commenced operations on 8/28/2003.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD EQUITY INCOME FUND -- CLASS B


                                                                                           YEAR ENDED:         PERIOD ENDED:
                                                                                                                 8/28/2003-
                                                                                           10/31/2004          10/31/2003(5)
                                                                                           ----------          -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                                           $  10.00
Income from Investment Operations:
  Net investment income (loss)                                                                                     0.01
  Net realized and unrealized gain (loss) on investments                                                           0.35
                                                                                                               --------
Total from investment operations                                                                                   0.36
Less distributions:
  Dividends from net investment income                                                                             0.00
  Distributions from capital gains                                                                                 0.00
  Return of capital                                                                                                0.00
                                                                                                               --------
Total distributions                                                                                                0.00
                                                                                                               --------
Net asset value, end of period                                                                                 $  10.36
                                                                                                               ========
TOTAL RETURN(3)                                                                                                    3.60%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                                       $  2,421
Ratio of expenses to average net assets before waivers and reimbursements                                          2.27%(2)
Ratio of expenses to average net assets after waivers and reimbursements                                           1.47%(2)
Ratio of net investment income (loss) to average net assets                                                        1.10%(2)
Portfolio turnover rate(4)                                                                                            1%


(1)   Not Annualized

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   The fund commenced operations on 8/28/2003.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD EQUITY INCOME FUND -- CLASS C


                                                                                                            PERIOD ENDED:
                                                                                       YEAR ENDED:           8/28/2003-
                                                                                       10/31/2004           10/31/2003(5)
                                                                                       ----------           -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                                        $   10.00
Income from Investment Operations:
  Net investment income (loss)                                                                                   0.01
  Net realized and unrealized gain (loss) on investments                                                         0.35
                                                                                                            ---------
Total from investment operations                                                                                 0.36
Less distributions:
  Dividends from net investment income                                                                           0.00
  Distributions from capital gains                                                                               0.00
  Return of capital                                                                                              0.00
                                                                                                            ---------
Total distributions                                                                                              0.00
                                                                                                            ---------
Net asset value, end of period                                                                              $   10.36
                                                                                                            =========
TOTAL RETURN(3)                                                                                                  3.60%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                                    $   7,639
Ratio of expenses to average net assets before waivers and reimbursements                                        2.15%(2)
Ratio of expenses to average net assets after waivers and reimbursements                                         1.35%(2)
Ratio of net investment income (loss) to average net assets                                                      1.23%(2)
Portfolio turnover rate(4)                                                                                          1%


(1)   Not Annualized

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   The fund commenced operations on 8/28/2003.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD FOCUS FUND -- CLASS A


                                                                                                                   PERIOD ENDED:
                                                                                        YEAR ENDED:                  5/24/2001-
                                                                            10/31/2004  10/31/2003  10/31/2002(6)  10/31/2001(1)
                                                                            ----------  ----------  -------------  -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                    $   7.32    $      8.82    $  10.00
Income from investment operations:
  Net investment income (loss)                                                             (0.02)         (0.05)      (0.01)
  Net realized and unrealized gain (loss) on investments                                    1.64          (1.45)      (1.17)
                                                                                        --------    -----------    --------
Total from investment operations                                                            1.62          (1.50)      (1.18)
Less distributions:
  Dividends from net investment income                                                      0.00           0.00        0.00
  Distributions from capital gains                                                          0.00           0.00        0.00
  Return of capital                                                                         0.00           0.00        0.00
                                                                                        --------    -----------    --------
Total distributions                                                                         0.00           0.00        0.00
                                                                                        --------    -----------    --------
Net asset value, end of period                                                          $   8.94    $      7.32    $   8.82
                                                                                        ========    ===========    ========
TOTAL RETURN(2)                                                                            22.13%        (17.01%)    (11.80%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                $ 70,002    $    66,432    $ 66,970
Ratio of expenses to average net assets before waivers and reimbursements                   1.76%          1.76%       1.68% (4)
Ratio of expenses to average net assets after waivers and reimbursements                    1.65%          1.65%       1.63% (4)
Ratio of net investment income (loss) to average net assets                                (0.29%)        (0.53%)     (0.18%)(4)
Portfolio turnover rate(3)                                                                   138%           215%        109%


(1)   The fund became effective and open for investment on 5/24/2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

(5)   Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD FOCUS FUND -- CLASS B


                                                                                                                     PERIOD ENDED:
                                                                                         YEAR ENDED:                  5/24/2001-
                                                                            10/31/2004   10/31/2003   10/31/2002(6)  10/31/2001(1)
                                                                            ----------   ----------   -------------  -------------
 CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                     $   7.25     $      8.79    $  10.00
Income from investment operations:
   Net investment income (loss)                                                             (0.08)          (0.12)      (0.03)
   Net realized and unrealized gain (loss) on investments                                    1.62           (1.42)      (1.18)
                                                                                         --------     -----------    --------
Total from investment operations                                                             1.54           (1.54)      (1.21)
Less distributions:
  Dividends from net investment income                                                       0.00            0.00        0.00
  Distributions from capital gains                                                           0.00            0.00        0.00
  Return of capital                                                                          0.00            0.00        0.00
                                                                                         --------     -----------    --------
Total distributions                                                                          0.00            0.00        0.00
                                                                                         --------     -----------    --------
Net asset value, end of period                                                           $   8.79     $      7.25    $   8.79
                                                                                         ========     ===========    ========
TOTAL RETURN(2)                                                                             21.24%         (17.52%)    (12.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                 $ 21,058     $    18,862    $ 18,524
Ratio of expenses to average net assets before waivers and reimbursements                    2.49%           2.43%       2.35% (4)
Ratio of expenses to average net assets after waivers and reimbursements                     2.35%           2.35%       2.35% (4)
Ratio of net investment income (loss) to average net assets                                 (1.00%)         (1.23%)     (0.89%)(4)
Portfolio turnover rate(3)                                                                    138%            215%        109%


(1)   The fund became effective and open for investment on 5/24/2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

(5)   Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD FOCUS FUND -- CLASS C


                                                                                                                        PERIOD
                                                                                                                        ENDED:
                                                                                        YEAR ENDED:                   5/24/2001-
                                                                           10/31/2004   10/31/2003   10/31/2002(6)   10/31/2001(1)
                                                                           ----------   ----------   -------------   -------------
 CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                    $   7.24     $      8.79     $  10.00
Income from investment operations:
  Net investment income (loss)                                                             (0.08)          (0.12)       (0.04)
  Net realized and unrealized gain (loss) on investments                                    1.62           (1.43)       (1.17)
                                                                                        --------     -----------     --------
Total from investment operations                                                            1.54           (1.55)       (1.21)
Less distributions:
  Dividends from net investment income                                                      0.00            0.00         0.00
  Distributions from capital gains                                                          0.00            0.00         0.00
  Return of capital                                                                         0.00            0.00         0.00
                                                                                        --------     -----------     --------
Total distributions                                                                         0.00            0.00         0.00
                                                                                        --------     -----------     --------
Net asset value, end of period                                                          $   8.78     $      7.24     $   8.79
                                                                                        ========     ===========     ========
TOTAL RETURN(2)                                                                            21.27%         (17.63%)     (12.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                $ 27,158     $    25,847     $ 24,142
Ratio of expenses to average net assets before waivers and reimbursements                   2.36%           2.34%        2.35%(4)
Ratio of expenses to average net assets after waivers and reimbursements                    2.35%           2.34%        2.35%(4)
Ratio of net investment income (loss) to average net assets                                (0.99%)         (1.22%)      (0.89%)(4)
Portfolio turnover rate(3)                                                                   138%            215%         109%


(1)   The fund became effective and open for investment on 5/24/2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

(5)   Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS A


                                                                                                YEAR ENDED:
                                                                            10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                                            ----------   ----------   -------------   ----------
 CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                     $   3.24     $      4.57     $   10.00
Income from investment operations:
  Net investment income (loss)                                                              (0.01)           0.00         (0.02)
  Net realized and unrealized gain (loss) on investments                                     1.44           (1.33)        (5.41)
                                                                                         --------     -----------     ---------
Total from investment operations                                                             1.43           (1.33)        (5.43)
Less distributions:
  Dividends from net investment income                                                       0.00            0.00          0.00
  Distributions from capital gains                                                           0.00            0.00          0.00
  Return of capital                                                                          0.00            0.00          0.00
                                                                                         --------     -----------     ---------
Total distributions                                                                          0.00            0.00          0.00
                                                                                         --------     -----------     ---------
Net asset value, end of period                                                           $   4.67     $      3.24     $    4.57
                                                                                         ========     ===========     =========
TOTAL RETURN(1)                                                                             44.14%         (29.10%)      (54.30%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                 $  6,419     $     3,506     $   4,050
Ratio of expenses to average net assets before waivers and reimbursements                    1.95%           2.03%         1.73%
Ratio of expenses to average net assets after waivers and reimbursements                     1.65%           1.65%         1.66%
Ratio of net investment income (loss) to average net assets                                 (0.08%)         (0.10%)       (0.42%)
Portfolio turnover rate(2)                                                                    100%             84%           84%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS B


                                                                                                YEAR ENDED:
                                                                            10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                                            ----------   ----------   -------------   ----------
 CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                     $   3.19     $      4.54     $   10.00
Income from investment operations:
  Net investment income (loss)                                                              (0.03)          (0.04)        (0.05)
  Net realized and unrealized gain (loss) on investments                                     1.42           (1.31)        (5.41)
                                                                                         --------     -----------     ---------
Total from investment operations                                                             1.39           (1.35)        (5.46)
Less distributions:
  Dividends from net investment income                                                       0.00            0.00          0.00
  Distributions from capital gains                                                           0.00            0.00          0.00
  Return of capital                                                                          0.00            0.00          0.00
                                                                                         --------     -----------     ---------
Total distributions                                                                          0.00            0.00          0.00
                                                                                         --------     -----------     ---------
Net asset value, end of period                                                           $   4.58     $      3.19     $    4.54
                                                                                         ========     ===========     =========
TOTAL RETURN(1)                                                                             43.57%         (29.74%)      (54.60%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                 $  1,555     $       846     $     832
Ratio of expenses to average net assets before waivers and reimbursements                    2.68%           2.70%         2.46%
Ratio of expenses to average net assets after waivers and reimbursements                     2.35%           2.35%         2.36%
Ratio of net investment income (loss) to average net assets                                 (0.79%)         (0.80%)       (1.12%)
Portfolio turnover rate(2)                                                                    100%             84%           84%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS C


                                                                                                YEAR ENDED:
                                                                            10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                                            ----------   ----------   -------------   ----------
 CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                     $   3.19     $      4.54     $   10.00
Income from investment operations:
  Net investment income (loss)                                                              (0.03)          (0.04)        (0.05)
  Net realized and unrealized gain (loss) on investments                                     1.41           (1.31)        (5.41)
                                                                                         --------     -----------     ---------
Total from investment operations                                                             1.38           (1.35)        (5.46)
Less distributions:
  Dividends from net investment income                                                       0.00            0.00          0.00
  Distributions from capital gains                                                           0.00            0.00          0.00
  Return of capital                                                                          0.00            0.00          0.00
                                                                                         --------     -----------     ---------
Total distributions                                                                          0.00            0.00          0.00
                                                                                         --------     -----------     ---------
Net asset value, end of period                                                           $   4.57     $      3.19     $    4.54
                                                                                         ========     ===========     =========
TOTAL RETURN(1)                                                                             43.26%         (29.74%)      (54.60%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                 $  1,305     $       736     $     875
Ratio of expenses to average net assets before waivers and reimbursements                    2.55%           2.57%         2.44%
Ratio of expenses to average net assets after waivers and reimbursements                     2.35%           2.35%         2.36%
Ratio of net investment income (loss) to average net assets                                 (0.77%)         (0.78%)       (1.12%)
Portfolio turnover rate(2)                                                                    100%             84%           84%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS A


                                                                                                 YEAR ENDED:
                                                                            10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                                            ----------   ----------   -------------   ----------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                     $    8.03    $      9.37     $  10.00
Income from investment operations:
  Net investment income (loss)                                                                0.07           0.04         0.02
  Net realized and unrealized gain (loss) on investments                                      1.65          (1.38)       (0.65)
                                                                                         ---------    -----------     --------
Total from investment operations                                                              1.72          (1.34)       (0.63)
Less distributions:
  Dividends from net investment income                                                       (0.04)          0.00         0.00
  Distributions from capital gains                                                            0.00           0.00         0.00
  Return of capital                                                                           0.00           0.00         0.00
                                                                                         ---------    -----------     --------
Total distributions                                                                          (0.04)          0.00         0.00
                                                                                         ---------    -----------     --------
Net asset value, end of period                                                           $    9.71    $      8.03     $   9.37
                                                                                         =========    ===========     ========
TOTAL RETURN(1)                                                                              21.48%        (14.30%)      (6.30%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                 $  12,652    $     9,739     $  9,946
Ratio of expenses to average net assets before waivers and reimbursements                     1.90%          1.98%        1.89%
Ratio of expenses to average net assets after waivers and reimbursements                      1.65%          1.65%        1.70%
Ratio of net investment income (loss) to average net assets                                   0.93%          0.51%        0.25%
Portfolio turnover rate(2)                                                                      93%            76%         115%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS B


                                                                                                 YEAR ENDED:
                                                                            10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                                            ----------   ----------   -------------   ----------
 CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                     $    7.92    $      9.30     $  10.00
Income from investment operations:
  Net investment income (loss)                                                                0.02          (0.02)       (0.03)
  Net realized and unrealized gain (loss) on investments                                      1.61          (1.36)       (0.67)
                                                                                         ---------    -----------     --------
Total from investment operations                                                              1.63          (1.38)       (0.70)
Less distributions:
  Dividends from net investment income                                                        0.00           0.00         0.00
  Distributions from capital gains                                                            0.00           0.00         0.00
  Return of capital                                                                           0.00           0.00         0.00
                                                                                         ---------    -----------     --------
Total distributions                                                                           0.00           0.00         0.00
                                                                                         ---------    -----------     --------
Net asset value, end of period                                                           $    9.55    $      7.92     $   9.30
                                                                                         =========    ===========     ========
TOTAL RETURN(1)                                                                              20.58%        (14.84%)      (7.00%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                 $   3,681    $     2,755     $  2,052
Ratio of expenses to average net assets before waivers and reimbursements                     2.62%          2.68%        2.61%
Ratio of expenses to average net assets after waivers and reimbursements                      2.35%          2.35%        2.40%
Ratio of net investment income (loss) to average net assets                                   0.22%         (0.20%)      (0.45%)
Portfolio turnover rate(2)                                                                      93%            76%         115%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS C


                                                                                                YEAR ENDED:
                                                                            10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                                            ----------   ----------   -------------   ----------
 CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                     $    7.92    $      9.30     $  10.00
Income from investment operations:
  Net investment income (loss)                                                                0.02          (0.02)       (0.03)
  Net realized and unrealized gain (loss) on investments                                      1.61          (1.36)       (0.67)
                                                                                         ---------    -----------     --------
Total from investment operations                                                              1.63          (1.38)       (0.70)
Less distributions:
  Dividends from net investment income                                                        0.00           0.00         0.00
  Distributions from capital gains                                                            0.00           0.00         0.00
  Return of capital                                                                           0.00           0.00         0.00
                                                                                         ---------    -----------     --------
Total distributions                                                                           0.00           0.00         0.00
                                                                                         ---------    -----------     --------
Net asset value, end of period                                                           $    9.55    $      7.92     $   9.30
                                                                                         =========    ===========     ========
TOTAL RETURN(1)                                                                              20.58%        (14.84%)      (7.00%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                 $   3,197    $     2,548     $  2,053
Ratio of expenses to average net assets before waivers and reimbursements                     2.50%          2.54%        2.60%
Ratio of expenses to average net assets after waivers and reimbursements                      2.35%          2.35%        2.40%
Ratio of net investment income (loss) to average net assets                                   0.23%         (0.20%)      (0.45%)
Portfolio turnover rate(2)                                                                      93%            76%         115%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL HEALTH FUND -- CLASS A


                                                                                                                        PERIOD
                                                                                                                        ENDED:
                                                                           YEAR ENDED:                                 5/1/2000-
                                                              10/31/2004   10/31/2003   10/31/2002(6)   10/31/2001   10/31/2000(1)
                                                              ----------   ----------   -------------   ----------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                       $  11.42     $     13.47     $  13.86     $  10.00
Income from investment operations:
  Net investment income (loss)                                                (0.07)          (0.09)       (0.06)       (0.01)
  Net realized and unrealized gain (loss) on investments                       2.75           (1.68)        0.23         3.87
                                                                           --------     -----------     --------     --------
Total from investment operations                                               2.68           (1.77)        0.17         3.86
Less distributions:
  Dividends from net investment income                                         0.00            0.00         0.00         0.00
  Distributions from capital gains                                            (0.30)          (0.28)       (0.56)        0.00
  Return of capital                                                            0.00            0.00         0.00         0.00
                                                                           --------     -----------     --------     --------
Total distributions                                                           (0.30)          (0.28)       (0.56)        0.00
                                                                           --------     -----------     --------     --------
Net asset value, end of period                                             $  13.80     $     11.42     $  13.47     $  13.86
                                                                           ========     ===========     ========     ========
TOTAL RETURN(2)                                                               24.02%         (13.43%)       1.18%       38.74%(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                   $126,630     $   101,881     $ 98,971     $ 44,917
Ratio of expenses to average net assets before waivers and                     1.76%           1.79%        1.67%        1.72%(4)
  reimbursements
Ratio of expenses to average net assets after waivers and                      1.65%           1.65%        1.62%        1.65%(4)
  reimbursements
Ratio of net investment income (loss) to average net assets                   (0.62%)         (0.70%)      (0.61%)      (0.33%)(4)
Portfolio turnover rate(3)                                                       37%             63%          58%          92%


(1)   The fund became effective and open for investment on May 1, 2000.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

(5)   Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL HEALTH FUND -- CLASS B


                                                                                                                     PERIOD ENDED:
                                                                                   YEAR ENDED:                        5/1/2000-
                                                              10/31/2004   10/31/2003   10/31/2002(6)   10/31/2001   10/31/2000(1)
                                                              ----------   ----------   -------------   ----------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                       $  11.20     $     13.31     $  13.81     $   10.00
Income from investment operations:
  Net investment income (loss)                                                (0.15)          (0.18)       (0.12)        (0.04)
  Net realized and unrealized gain (loss) on investments                       2.68           (1.65)        0.18          3.85
                                                                           --------     -----------     --------     ---------
Total from investment operations                                               2.53           (1.83)        0.06          3.81
Less distributions:
  Dividends from net investment income                                         0.00            0.00         0.00          0.00
  Distributions from capital gains                                            (0.30)          (0.28)       (0.56)         0.00
  Return of capital                                                            0.00            0.00         0.00          0.00
                                                                           --------     -----------     --------     ---------
Total distributions                                                           (0.30)          (0.28)       (0.56)         0.00
                                                                           --------     -----------     --------     ---------
Net asset value, end of period                                             $  13.43     $     11.20     $  13.31     $   13.81
                                                                           ========     ===========     ========     =========
TOTAL RETURN(2)                                                               23.13%         (14.05%)       0.36%        38.24%(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                   $ 56,378     $    45,659     $ 42,578     $  20,574
Ratio of expenses to average net assets before waivers and                     2.49%           2.48%        2.36%         2.43%(4)
  reimbursements
Ratio of expenses to average net assets after waivers and                      2.35%           2.35%        2.35%         2.35%(4)
  reimbursements
Ratio of net investment income (loss) to average net assets                   (1.31%)         (1.40%)      (1.33%)       (1.03%)(4)
Portfolio turnover rate(3)                                                       37%             63%          58%           92%


(1)   The fund became effective and open for investment on May 1, 2000.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

(5)   Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL HEALTH FUND -- CLASS C


                                                                                                                       PERIOD
                                                                                                                       ENDED:
                                                                                  YEAR ENDED:                         5/1/2000-
                                                              10/31/2004   10/31/2003   10/31/2002(6)   10/31/2001   10/31/2000(1)
                                                              ----------   ----------   -------------   ----------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                       $  11.21     $     13.32     $  13.81     $  10.00
Income from investment operations:
   Net investment income (loss)                                               (0.15)          (0.18)       (0.13)       (0.04)
   Net realized and unrealized gain (loss) on investments                      2.68           (1.65)        0.20         3.85
                                                                           --------     -----------     --------     --------
Total from investment operations                                               2.53           (1.83)        0.07         3.81
Less distributions:
  Dividends from net investment income                                         0.00            0.00         0.00         0.00
  Distributions from capital gains                                            (0.30)          (0.28)       (0.56)        0.00
  Return of capital                                                            0.00            0.00         0.00         0.00
                                                                           --------     -----------     --------     --------
Total distributions                                                           (0.30)          (0.28)       (0.56)        0.00
                                                                           --------     -----------     --------     --------
Net asset value, end of period                                             $  13.44     $     11.21     $  13.32     $  13.81
                                                                           ========     ===========     ========     ========
TOTAL RETURN(2)                                                               23.11%         (14.08%)       0.43%       38.24%(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                   $ 51,606     $    43,042     $ 44,306     $ 26,830
Ratio of expenses to average net assets before waivers and                     2.36%           2.35%        2.33%        2.40%(4)
  reimbursements
Ratio of expenses to average net assets after waivers and reimbursements       2.35%           2.35%        2.33%        2.35%(4)
Ratio of net investment income (loss) to average net assets                   (1.31%)         (1.40%)      (1.31%)      (1.03%)(4)
Portfolio turnover rate(3)                                                       37%             63%          58%          92%


(1)   The fund became effective and open for investment on May 1, 2000.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

(5)   Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL LEADERS FUND -- CLASS A


                                                                                        PERIOD
                                                                                        ENDED:
                                                             YEAR ENDED:                -----
                                                             -----------                1/1/2000-   YEAR ENDED:
                                      10/31/2004 10/31/2003 10/31/2002(6) 10/31/2001  10/31/2000(5) 12/31/1999
                                      ---------- ---------- ------------- ---------- -------------- -----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $  11.21   $    12.83    $  17.55   $   18.56      $  12.67
Income from Investment
Operations:
   Net investment income (loss)                     (0.03)        0.02        0.01        0.00          0.00
   Net realized and unrealized gain
   (loss) on investments                             2.78        (1.64)      (4.54)      (0.92)         6.01
                                                 --------   ----------    --------   ---------      --------
Total from investment operations                     2.75        (1.62)      (4.53)      (0.92)         6.01
Less distributions:
   Dividends from net investment
   income                                            0.00         0.00        0.00        0.00          0.00
   Distributions from capital gains                  0.00         0.00       (0.18)      (0.09)        (0.12)
   Return of capital                                 0.00         0.00       (0.01)       0.00          0.00
                                                 --------   ----------    --------   ---------      --------
Total distributions                                  0.00         0.00       (0.19)      (0.09)        (0.12)
                                                 --------   ----------    --------   ---------      --------
Net asset value, end of period                   $  13.96   $    11.21    $  12.83   $   17.55      $  18.56
                                                 ========   ==========    ========   =========      ========
TOTAL RETURN(1)                                     24.53%      (12.63%)    (26.07%)     (4.98%)(3)    47.68%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                                       $464,610   $  354,407    $247,094   $ 255,959      $ 84,632
Ratio of expenses to average net
assets before waivers and
reimbursements                                       1.62%        1.66%       1.53%       1.53%(4)      1.62%
Ratio of expenses to average net
assets after waivers and
reimbursements                                       1.61%        1.61%       1.48%       1.48%(4)      1.57%
Ratio of net investment income (loss)
to average net assets                               (0.29%)       0.24%       0.08%      (0.06%)(4)    (0.15%)
Portfolio turnover rate(2)                            320%         323%        382%        290%          204%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3)   Not annualized.



(4)   Annualized.



(5)   The fund's fiscal year end changed to October 31st.



(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL LEADERS FUND -- CLASS B


                                                                                        PERIOD
                                                                                        ENDED:
                                                             YEAR ENDED:                -----
                                                             -----------              1/1/2000-    YEAR ENDED:
                                      10/31/2004 10/31/2003 10/31/2002(6) 10/31/2001 10/31/2000(5) 12/31/1999
                                      ---------- ---------- ------------- ---------- ------------- -----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period                                        $  10.88    $   12.54    $  17.29   $  18.40      $  12.65
Income from Investment
Operations:
   Net investment income (loss)                     (0.12)       (0.07)      (0.08)     (0.06)        (0.02)
   Net realized and unrealized
   gain (loss) on investments                        2.69        (1.59)      (4.48)     (0.96)         5.89
                                                 --------    ---------    --------   --------      --------
Total from investment operations                     2.57        (1.66)      (4.56)     (1.02)         5.87
Less distributions:
  Dividends from net investment
    income                                           0.00         0.00        0.00       0.00          0.00
  Distributions from capital
    gains                                            0.00         0.00       (0.18)     (0.09)        (0.12)
  Return of capital                                  0.00         0.00       (0.01)      0.00          0.00
                                                 --------    ---------    --------   --------      --------
Total distributions                                  0.00         0.00       (0.19)     (0.09)        (0.12)
                                                 --------    ---------    --------   --------      --------
Net asset value, end of period                   $  13.45    $   10.88    $  12.54   $  17.29      $  18.40
                                                 ========    =========    ========   ========      ========
TOTAL RETURN(1)                                     23.62%      (13.24%)    (26.64%)    (5.56%)(3)    46.64%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                                     $ 78,923    $  70,280    $ 62,973   $ 75,702      $ 24,588
Ratio of expenses to average net
  assets before waivers and
  reimbursements                                     2.36%        2.33%       2.23%      2.22%(4)      2.29%
Ratio of expenses to average
  net assets after waivers and
  reimbursements                                     2.35%        2.33%       2.23%      2.22%(4)      2.29%
Ratio of net investment income
  (loss) to average net assets                      (1.01%)      (0.48%)     (0.66%)    (0.80%)(4)    (0.86%)
Portfolio turnover rate(2)                            320%         323%        382%       290%          204%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3)   Not annualized.



(4)   Annualized.



(5)   The fund's fiscal year end changed to October 31st.



(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL LEADERS FUND -- CLASS C


                                                                                     PERIOD ENDED:
                                                             YEAR ENDED:             -------------
                                                            -------------              1/1/2000-    YEAR ENDED:
                                      10/31/2004 10/31/2003 10/31/2002(6) 10/31/2001 10/31/2000(5)  12/31/1999
                                      ---------- ---------- ------------- ---------- ------------- ------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $  10.90    $   12.55    $  17.30   $  18.40       $   12.65
Income from Investment
Operations:
   Net investment income (loss)                     (0.11)       (0.06)      (0.10)     (0.06)          (0.02)
   Net realized and unrealized gain
   (loss) on investments                             2.70        (1.59)      (4.46)     (0.95)           5.89
                                                 --------    ---------    --------   --------       ---------
Total from investment operations                     2.59        (1.65)      (4.56)     (1.01)           5.87
Less distributions:
  Dividends from net investment
    income                                           0.00         0.00        0.00       0.00            0.00
  Distributions from capital gains                   0.00         0.00       (0.18)     (0.09)          (0.12)
  Return of capital                                  0.00         0.00       (0.01)      0.00            0.00
                                                 --------    ---------    --------   --------       ---------
Total distributions                                  0.00         0.00       (0.19)     (0.09)          (0.12)
                                                 --------    ---------    --------   --------       ---------
Net asset value, end of period                   $  13.49    $   10.90    $  12.55   $  17.30       $   18.40
                                                 ========    =========    ========   ========       =========
TOTAL RETURN(1)                                     23.76%      (13.15%)    (26.62%)    (5.51%)(3)      46.64%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                                       $ 78,303    $  75,174    $103,574   $142,549       $  43,012
Ratio of expenses to average net
assets before waivers and
reimbursements                                       2.23%        2.21%       2.19%      2.19%(4)        2.33%
Ratio of expenses to average net
assets after waivers and
reimbursements                                       2.23%        2.21%       2.19%      2.19%(4)        2.33%
Ratio of net investment income
(loss) to average net assets                        (0.89%)      (0.36%)     (0.63%)    (0.77%)(4)      (0.89%)
Portfolio turnover rate(2)                            320%         323%        382%       290%            204%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3)   Not annualized.



(4)   Annualized.



(5)   The fund's fiscal year end changed to October 31st.



(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS A


                                                                                           PERIOD
                                                                                           ENDED:
                                                    YEAR ENDED:                          ----------
                                                    ----------                            5/1/2000-
                                         10/31/2004 10/31/2003 10/31/2002(6) 10/31/2001 10/31/2000(1)
                                         ---------- ---------- ------------- ---------- -------------
CLASS A - PERIOD ENDED:

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $   2.98    $    4.01    $   8.72   $ 10.00
Income from Investment Operations:
  Net investment income (loss)                         (0.04)       (0.12)      (0.08)    (0.05)
  Net realized and unrealized gain
   (loss) on investments                                1.74        (0.91)      (4.55)    (1.23)
                                                    --------    ---------    --------   -------
Total from investment operations                        1.70        (1.03)      (4.63)    (1.28)
Less distributions:
  Dividends from net investment income                  0.00         0.00        0.00      0.00
  Distributions from capital gains                      0.00         0.00       (0.08)     0.00
  Return of capital                                     0.00         0.00        0.00      0.00
                                                    --------    ---------    --------   -------
Total distributions                                     0.00         0.00       (0.08)     0.00
                                                    --------    ---------    --------   -------
Net asset value, end of period                      $   4.68    $    2.98    $   4.01   $  8.72
                                                    ========    =========    ========   =======
TOTAL RETURN(2)                                        57.05%      (25.69%)    (53.56%)  (14.26%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $ 32,388    $  18,321    $ 28,824   $33,221
Ratio of expenses to average net
 assets before waivers and
 reimbursements                                         1.77%        1.86%       1.71%     1.77%(4)
Ratio of expenses to average net assets
 after waivers and reimbursements                       1.65%        1.65%       1.66%     1.66%(4)
Ratio of net investment income (loss)
 to average net assets                                 (1.28%)      (1.44%)     (1.24%)   (1.37%)(4)
Portfolio turnover rate(3)                               163%         174%        253%      104%


(1)   The fund became effective and open for investment on May 1, 2000.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

(5)   Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS B


                                                                                           PERIOD
                                                                                           ENDED:
                                                          YEAR ENDED:                   -------------
                                                          -----------                    5/1/2000-
                                         10/31/2004 10/31/2003 10/31/2002(6) 10/31/2001 10/31/2000(1)
                                         ---------- ---------- ------------- ---------- -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $   2.92    $    3.96    $   8.68   $  10.00
Income from Investment Operations:
  Net investment income (loss)                         (0.06)       (0.18)      (0.11)     (0.07)
  Net realized and unrealized gain
   (loss) on investments                                1.70        (0.86)      (4.53)     (1.25)
                                                    --------    ---------    --------   --------
Total from investment operations                        1.64        (1.04)      (4.64)     (1.32)
Less distributions:
  Dividends from net investment income                  0.00         0.00        0.00       0.00
  Distributions from capital gains                      0.00         0.00       (0.08)      0.00
  Return of capital                                     0.00         0.00        0.00       0.00
                                                    --------    ---------    --------   --------
Total distributions                                     0.00         0.00       (0.08)      0.00
                                                    --------    ---------    --------   --------
Net asset value, end of period                      $   4.56    $    2.92    $   3.96   $   8.68
                                                    ========    =========    ========   ========
TOTAL RETURN(2)                                        56.16%      (26.26%)    (53.93%)   (14.65%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $ 13,991    $   8,170    $ 10,962   $ 15,676
Ratio of expenses to average net assets
 before waivers and reimbursements                      2.50%        2.54%       2.43%      2.46%(4)
Ratio of expenses to average net assets
  after waivers and reimbursements                      2.35%        2.35%       2.36%      2.35%(4)
Ratio of net investment income (loss) to
  average net assets                                   (1.98%)      (2.14%)     (1.94%)    (2.07%)(4)
Portfolio turnover rate(3)                               163%         174%        253%       104%


(1)   The fund became effective and open for investment on May 1, 2000.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

(5)   Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS C


                                                                                           PERIOD
                                                                                           ENDED:
                                                          YEAR ENDED:                    ----------
                                                          -----------                     5/1/2000-
                                         10/31/2004 10/31/2003 10/31/2002(6) 10/31/2001 10/31/2000(1)
                                         ---------- ---------- ------------- ---------- -------------
CLASS C - PERIOD ENDED:

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $   2.92    $    3.97    $   8.68   $  10.00
Income from Investment Operations:
  Net investment income (loss)                         (0.06)       (0.19)      (0.11)     (0.06)
  Net realized and unrealized gain
   (loss) on investments                                1.70        (0.86)      (4.52)     (1.26)
                                                    --------    ---------    --------   --------
Total from investment operations                        1.64        (1.05)      (4.63)     (1.32)
Less distributions:
  Dividends from net investment income                  0.00         0.00        0.00       0.00
  Distributions from capital gains                      0.00         0.00       (0.08)      0.00
  Return of capital                                     0.00         0.00        0.00       0.00
                                                    --------    ---------    --------   --------
Total distributions                                     0.00         0.00       (0.08)      0.00
                                                    --------    ---------    --------   --------
Net asset value, end of period                      $   4.56    $    2.92    $   3.97   $   8.68
                                                    ========    =========    ========   ========
TOTAL RETURN(2)                                        56.16%      (26.45%)    (53.81%)   (14.65%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $ 16,513    $   9,560    $ 15,581   $ 21,615
Ratio of expenses to average net assets
 before waivers and reimbursements                      2.37%        2.39%       2.37%      2.43%(4)
Ratio of expenses to average net assets
 after waivers and reimbursements                       2.35%        2.35%       2.36%      2.35%(4)
Ratio of net investment income (loss) to
 average net assets                                    (1.99%)      (2.15%)     (1.94%)    (2.07%)(4)
Portfolio turnover rate(3)                               163%         174%        253%       104%


(1)   The fund became effective and open for investment on May 1, 2000.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

(5)   Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS A


                                                                  PERIOD
                                                                  ENDED:
                                               YEAR ENDED:     ------------
                                               -----------      2/19/2002-
                                         10/31/2004 10/31/2003  10/31/2002
                                         ---------- ---------- ------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $  11.90   $ 14.57
Income from Investment Operations:
  Net investment income (loss)                         (0.03)    (0.02)
  Net realized and unrealized gain
  (loss) on investments                                 3.32     (2.65)
                                                    --------   -------
Total from investment operations                        3.29     (2.67)
Less distributions:
  Dividends from net investment income                  0.00      0.00
  Distributions from capital gains                      0.00      0.00
  Return of capital                                     0.00      0.00
                                                    --------   -------
Total distributions                                     0.00      0.00
                                                    --------   -------
Net asset value, end of period                      $  15.19   $ 11.90
                                                    ========   =======
TOTAL RETURN(3)                                        27.65%   (18.33%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $ 72,186   $ 5,970
Ratio of expenses to average net assets
 before waivers and reimbursements                      1.52%     1.65%(2)
Ratio of expenses to average net assets
 after waivers and reimbursements                       1.45%     1.45%(2)
Ratio of net investment income (loss) to
 average net assets                                    (0.65%)   (0.44%)(2)
Portfolio turnover rate(4)                               129%      107%


(1)   Not annualized.

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS B


                                                               PERIOD ENDED:
                                               YEAR ENDED:     -------------
                                               -----------       2/19/2002-
                                         10/31/2004 10/31/2003   10/31/2002
                                         ---------- ---------- -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $  10.80   $  13.28
Income from Investment Operations:
  Net investment income (loss)                         (0.07)     (0.04)
  Net realized and unrealized gain
  (loss) on investments                                 2.97      (2.44)
                                                    --------   --------
Total from investment operations                        2.90      (2.48)
Less distributions:
  Dividends from net investment income
  Distributions from capital gains                      0.00       0.00
  Return of capital                                     0.00       0.00
Total distributions                                     0.00       0.00
                                                    --------   --------
Net asset value, end of period                         13.70      10.80
                                                    ========   ========
TOTAL RETURN(3)                                        26.85%    (18.67%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $ 11,552    $ 1,698
Ratio of expenses to average net assets
 before waivers and reimbursements                      2.26%      2.32%(2)
Ratio of expenses to average net assets
 after waivers and reimbursements                       2.12%      2.15%(2)
Ratio of net investment income (loss) to
 average net assets                                    (1.35%)    (1.10%)(2)
Portfolio turnover rate(4)                               129%       107%


(1)   Not Annualized

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS C


                                                                    PERIOD
                                                                    ENDED:
                                               YEAR ENDED:        ----------
                                         -----------------------   2/19/2002-
                                         10/31/2004   10/31/2003  10/31/2002
                                         ----------   ----------  ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $  10.80   $ 13.28
Income from Investment Operations:
  Net investment income (loss)                           (0.07)    (0.04)
  Net realized and unrealized gain
  (loss) on investments                                   2.97     (2.44)
                                                      --------   -------
Total from investment operations                          2.90     (2.48)
Less distributions:
  Dividends from net investment income
  Distributions from capital gains                        0.00      0.00
  Return of capital                                       0.00      0.00
Total distributions                                       0.00      0.00
                                                      --------   -------
Net asset value, end of period                           13.70     10.80
                                                      ========   =======
TOTAL RETURN(3)                                          26.85%   (18.68%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $ 11,896   $ 1,480
Ratio of expenses to average net assets
 before waivers and reimbursements                        2.15%     2.18%(2)
Ratio of expenses to average net assets
 after waivers and reimbursements                         2.15%     2.15%(2)
Ratio of net investment income (loss) to
 average net assets                                      (1.36%)   (1.13%)(2)
Portfolio turnover rate(4)                                 129%      107%


(1)   Not Annualized

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS A


                                                                    PERIOD
                                                                    ENDED:
                                                YEAR ENDED:       ----------
                                         ----------   ----------  2/19/2002-
                                         10/31/2004   10/31/2003  10/31/2002
                                         ----------   ----------  ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $  15.31   $ 19.80
Income from Investment Operations:
  Net investment income (loss)                           (0.07)    (0.06)
  Net realized and unrealized gain
  (loss) on investments                                   6.01     (4.43)
                                                      --------   -------
Total from investment operations                          5.94     (4.49)
Less distributions:
  Dividends from net investment income                    0.00      0.00
  Distributions from capital gains                        0.00      0.00
  Return of capital                                       0.00      0.00
                                                      --------   -------
Total distributions                                       0.00      0.00
                                                      --------   -------
Net asset value, end of period                        $  21.25   $ 15.31
                                                      ========   =======
TOTAL RETURN(3)                                          38.80%   (22.68%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $ 17,149   $ 3,338
Ratio of expenses to average net assets
 before waivers and reimbursements                        1.49%     1.62%(2)
Ratio of expenses to average net assets
 after waivers and reimbursements                         1.45%     1.45%(2)
Ratio of net investment income (loss) to
 average net assets                                      (0.88%)   (0.92%)(2)
Portfolio turnover rate(4)                                 158%      182%


(1)   Not annualized.

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS B


                                                                  PERIOD
                                                                  ENDED:
                                               YEAR ENDED:      ----------
                                               -----------      2/19/2002-
                                         10/31/2004 10/31/2003  10/31/2002
                                         ---------- ----------  ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $  13.71   $ 17.80
Income from Investment Operations:
  Net investment income (loss)                         (0.12)    (0.10)
  Net realized and unrealized gain
  (loss) on investments                                 5.32     (3.99)
                                                    --------   -------
Total from investment operations                        5.20     (4.09)
Less distributions:
  Dividends from net investment income                  0.00      0.00
  Distributions from capital gains                      0.00      0.00
  Return of capital                                     0.00      0.00
                                                    --------   -------
Total distributions                                     0.00      0.00
                                                    --------   -------
Net asset value, end of period                      $  18.91   $ 13.71
                                                    ========   =======
TOTAL RETURN(3)                                        37.93%   (22.99%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $  4,470   $   777
Ratio of expenses to average net assets
 before waivers and reimbursements                      2.22%     2.30%(2)
Ratio of expenses to average net assets
 after waivers and reimbursements                       2.15%     2.15%(2)
Ratio of net investment income (loss) to
 average net assets                                    (1.58%)   (1.60%)(2)
Portfolio turnover rate(4)                               158%      182%


(1)   Not Annualized

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS C


                                                                  PERIOD
                                                                  ENDED:
                                               YEAR ENDED:      ----------
                                               -----------      2/19/2002-
                                         10/31/2004 10/31/2003  10/31/2002
                                         ---------- ----------  ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $  13.70   $ 17.80
Income from Investment Operations:
  Net investment income (loss)                         (0.09)    (0.09)
  Net realized and unrealized gain
  (loss) on investments                                 5.30     (4.01)
                                                    --------   -------
Total from investment operations                        5.21     (4.10)
Less distributions:
  Dividends from net investment income                  0.00      0.00
  Distributions from capital gains                      0.00      0.00
  Return of capital                                     0.00      0.00
                                                    --------   -------
Total distributions                                     0.00      0.00
                                                    --------   -------
Net asset value, end of period                      $  18.91   $ 13.70
                                                    ========   =======
TOTAL RETURN(3)                                        38.03%   (23.05%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $  5,238   $   892
Ratio of expenses to average net assets
 before waivers and reimbursements                      2.10%     2.09%(2)
Ratio of expenses to average net assets
 after waivers and reimbursements                       2.10%     2.09%(2)
Ratio of net investment income (loss) to
 average net assets                                    (1.54%)   (1.56%)(2)
Portfolio turnover rate(4)                               158%      182%


(1)   Not annualized.

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD HIGH YIELD FUND -- CLASS A


                                                                                       PERIOD
                                                                                       ENDED:      YEAR
                                                     YEAR ENDED:                   -------------   ENDED:
                                                     -----------                     1/1/2000-   ----------
                                 10/31/2004 10/31/2003(6) 10/31/2002(6) 10/31/2001 10/31/2000(5) 12/31/1999
                                 ---------- ------------- ------------- ---------- ------------- ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
period                                       $    6.73     $    8.45    $    9.06  $  9.75        $  10.15
Income from Investment
Operations:
   Net investment income (loss)                   0.60          0.82         0.78     0.66            0.75
   Net realized and unrealized
   gain (loss) on investments                     1.26         (1.78)       (0.61)   (0.69)          (0.40)
                                             ---------     ---------    ---------  -------        --------
Total from investment operations                  1.86         (0.96)        0.17    (0.03)           0.35
Less distributions:
   Dividends from net investment
   income                                        (0.65)        (0.76)       (0.78)   (0.66)          (0.75)
   Distributions from capital
   gains                                          0.00          0.00         0.00     0.00            0.00
   Return of capital                              0.00          0.00         0.00     0.00            0.00
                                             ---------     ---------    ---------  -------        --------
Total distributions                              (0.65)        (0.76)       (0.78)   (0.66)          (0.75)
                                             ---------     ---------    ---------  -------        --------
Net asset value, end of period               $    7.94     $    6.73    $    8.45  $  9.06        $   9.75
                                             =========     =========    =========  =======        ========
TOTAL RETURN(1)                                  28.69%       (12.16%)       1.80%   (0.35%)(3)       3.47%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                                   $ 213,377     $  95,760    $  45,753  $23,214        $ 17,465
Ratio of expenses to average net
assets before waivers and
reimbursements                                    1.49%         1.55%        1.40%    1.38%(4)        1.41%
Ratio of expenses to average net
assets after waivers and
reimbursements                                    1.40%         1.40%        1.35%    1.33%(4)        1.36%
Ratio of net investment income
(loss) to average net assets                      7.98%         9.48%        9.00%    8.55%(4)        7.74%
Portfolio turnover rate(2)                          54%           22%          63%      57%             53%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3)   Not annualized.



(4)   Annualized.



(5)   The fund's fiscal year end changed to October 31st.



(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD HIGH YIELD FUND -- CLASS B


                                                                                           PERIOD
                                                              YEAR ENDED:                  ENDED:
                                  ----------------------------------------------------   1/1/2000-          YEAR ENDED:
                                  10/31/2004  10/31/2003(6)  10/31/2002(6)  10/31/2001   10/31/2000(5)      12/31/1999
                                  ----------  -------------  -------------  ----------   -------------      -----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                       $    6.72      $    8.43     $     9.05       $   9.74         $  10.14
Income from Investment
  Operations:
   Net investment income (loss)                     0.57           0.80           0.72           0.62             0.68
   Net realized and unrealized
     gain (loss) on investments                     1.24          (1.81)         (0.62)         (0.71)           (0.40)
                                               ---------      ---------     ----------       --------         --------
Total from investment operations                    1.81          (1.01)         (0.10)         (0.09)            0.28
Less distributions:
   Dividends from net investment
     income                                        (0.60)         (0.70)         (0.72)         (0.60)           (0.68)
   Distributions from capital
     gains                                          0.00           0.00           0.00           0.00             0.00
   Return of capital                                0.00           0.00           0.00           0.00             0.00
                                               ---------      ---------     ----------       --------         --------
Total distributions                                (0.60)         (0.70)         (0.72)         (0.60)           (0.68)
                                               ---------      ---------     ----------       --------         --------
Net asset value, end of period                 $    7.93      $    6.72     $     8.43       $   9.05         $   9.74
                                               =========      =========     ==========       ========         ========
TOTAL RETURN(1)                                    27.83%        (12.70%)         0.99%         (0.92%)(43)       2.80%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                 $  72,293      $  44,359     $   16,922       $  7,929         $  7,436
Ratio of expenses to average net
  assets before waivers and
  reimbursements                                    2.23%          2.24%          2.08%          2.04% (4)        2.08%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                                    2.10%          2.10%          2.08%          2.04% (4)        2.08%
Ratio of net investment income
  (loss) to average net assets                      7.39%          8.78%          8.28%          7.84% (4)        7.03%
Portfolio turnover rate(2)                            54%            22%            63%            57%              53%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3) Not annualized.



(4) Annualized.



(5) The fund's fiscal year end changed to October 31st.



(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD HIGH YIELD FUND -- CLASS C


                                                                                              PERIOD
                                                                 YEAR ENDED:                  ENDED:
                                     ----------------------------------------------------     1/1/2000-        YEAR ENDED:
                                     10/31/2004  10/31/2003(6)  10/31/2002(6)  10/31/2001   10/31/2000(5)      12/31/1999
                                     ----------  -------------  -------------  ----------   -------------      -----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                           $    6.72     $    8.43      $    9.05   $        9.74        $  10.14
Income from Investment Operations:
   Net investment income (loss)                         0.55          0.72           0.72            0.61            0.68
   Net realized and unrealized
   gain (loss) on investments                           1.26         (1.73)         (0.62)          (0.70)          (0.40)
                                                   ---------     ---------      ---------   -------------        --------
Total from investment operations                        1.81         (1.01)         (0.10)          (0.09)           0.28
Less distributions:
   Dividends from net investment
     income                                            (0.60)        (0.70)         (0.72)          (0.60)          (0.68)
   Distributions from capital gains                     0.00          0.00           0.00            0.00            0.00
   Return of capital                                    0.00          0.00           0.00            0.00            0.00
                                                   ---------     ---------      ---------   -------------        --------
Total distributions                                    (0.60)        (0.70)         (0.72)          (0.60)          (0.68)
                                                   ---------     ---------      ---------   -------------        --------
Net asset value, end of period                     $    7.93     $    6.72      $    8.43   $        9.05        $   9.74
                                                   =========     =========      =========   =============        ========
TOTAL RETURN(1)                                        27.84%       (12.65%)         1.01%          (0.90%)(3)       2.81%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                     $  77,968     $  40,611      $  27,605   $       9,534        $  8,573
Ratio of expenses to average net
  assets before waivers and
  reimbursements                                        2.10%         2.10%          2.08%           2.04% (4)       2.09%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                                        2.10%         2.10%          2.08%           2.04% (4)       2.09%
Ratio of net investment income
  (loss) to average net assets                          7.31%         8.78%          8.28%           7.83% (4)       7.01%
Portfolio turnover rate(2)                                54%           22%            63%             57%             53%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3)  Not annualized.



(4)  Annualized.



(5)  The fund's fiscal year end changed to October 31st.



(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD INCOME FUND -- CLASS A


                                                                                YEAR ENDED:               PERIOD
                                                                                -----------               ENDED:
                                                                           10/31/2004  10/31/2003      10/31/2002(1)
                                                                           ----------  ----------      -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                    $   10.00        $  10.00
Income from investment operations:
  Net investment income (loss)                                                               0.52            0.00
  Net realized and unrealized gain (loss) on investments                                     0.54            0.00
                                                                                        ---------        --------
Total from investment operations                                                             1.06            0.00
Less distributions:
  Dividends from net investment income                                                      (0.53)           0.00
  Distributions from capital gains                                                           0.00            0.00
  Return of capital                                                                          0.00            0.00
                                                                                        ---------        --------
Total distributions                                                                         (0.53)           0.00
                                                                                        ---------        --------
Net asset value, end of period                                                          $   10.53        $  10.00
                                                                                        =========        ========
TOTAL RETURN(2)                                                                             10.79%              0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                $  15,836        $  8,000
Ratio of expenses to average net assets before waivers and reimbursements                    1.54%(4)          --
Ratio of expenses to average net assets after waivers and reimbursements                     1.00%(4)          --
Ratio of net investment income (loss) to average net assets                                  5.06%(4)          --
Portfolio turnover rate(3)                                                                    124%             --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD INCOME FUND -- CLASS B


                                                                                 YEAR ENDED:              PERIOD
                                                                                 -----------              ENDED:
                                                                           10/31/2004  10/31/2003      10/31/2002(1)
                                                                           ----------  ----------      -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                   $    10.00        $   10.00
Income from investment operations:
  Net investment income (loss)                                                               0.44             0.00
  Net realized and unrealized gain (loss) on investments                                     0.54             0.00
                                                                                       ----------        ---------
Total from investment operations                                                             0.98             0.00
Less distributions:
  Dividends from net investment income                                                      (0.45)            0.00
  Distributions from capital gains                                                           0.00             0.00
  Return of capital                                                                          0.00             0.00
                                                                                       ----------        ---------
Total distributions                                                                         (0.45)            0.00
                                                                                       ----------        ---------
Net asset value, end of period                                                         $    10.53        $   10.00
                                                                                       ==========        =========
TOTAL RETURN(2)                                                                             10.01%               0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                               $    4,705        $   1,000
Ratio of expenses to average net assets before waivers and reimbursements                    2.31%(4)           --
Ratio of expenses to average net assets after waivers and reimbursements                     1.70%(4)           --
Ratio of net investment income (loss) to average net assets                                  4.31%(4)           --
Portfolio turnover rate(3)                                                                    124%              --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD INCOME FUND -- CLASS C



                                                                                 YEAR ENDED:              PERIOD
                                                                                 -----------              ENDED:
                                                                           10/31/2004  10/31/2003      10/31/2002(1)
                                                                           ----------  ----------      -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                   $    10.00        $   10.00
Income from investment operations:
  Net investment income (loss)                                                               0.44             0.00
  Net realized and unrealized gain (loss) on investments                                     0.56             0.00
                                                                                       ----------        ---------
Total from investment operations                                                             1.00             0.00
Less distributions:
  Dividends from net investment income                                                      (0.45)            0.00
  Distributions from capital gains                                                           0.00             0.00
  Return of capital                                                                          0.00             0.00
                                                                                       ----------        ---------
Total distributions                                                                         (0.45)            0.00
                                                                                       ----------        ---------
Net asset value, end of period                                                         $    10.55        $   10.00
                                                                                       ==========        =========
TOTAL RETURN(2)                                                                             10.22%               0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                               $    5,050        $   1,000
Ratio of expenses to average net assets before waivers and reimbursements                    2.17%(4)           --
Ratio of expenses to average net assets after waivers and reimbursements                     1.70%(4)           --
Ratio of net investment income (loss) to average net assets                                  4.28%(4)           --
Portfolio turnover rate(3)                                                                    124%              --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD INFLATION PLUS FUND -- CLASS A


                                                                                 YEAR ENDED:              PERIOD
                                                                                 -----------              ENDED:
                                                                           10/31/2004  10/31/2003      10/31/2002(1)
                                                                           ----------  ----------      -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                   $    10.00        $   10.00
Income from investment operations:
  Net investment income (loss)                                                               0.27             0.00
  Net realized and unrealized gain (loss) on investments                                     0.62             0.00
                                                                                       ----------        ---------
Total from investment operations                                                             0.89             0.00
Less distributions:
  Dividends from net investment income                                                      (0.26)            0.00
  Distributions from capital gains                                                           0.00             0.00
  Return of capital                                                                          0.00             0.00
                                                                                       ----------        ---------
Total distributions                                                                         (0.26)            0.00
                                                                                       ----------        ---------
Net asset value, end of period                                                         $    10.63        $   10.00
                                                                                       ==========        =========
TOTAL RETURN(2)                                                                              9.02%               0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                               $  142,992        $   8,000
Ratio of expenses to average net assets before waivers and reimbursements                    1.34%(4)           --
Ratio of expenses to average net assets after waivers and reimbursements                     1.00%(4)           --
Ratio of net investment income (loss) to average net assets                                  2.63%(4)           --
Portfolio turnover rate(3)                                                                     23%              --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD INFLATION PLUS FUND -- CLASS B


                                                                                 YEAR ENDED:               PERIOD
                                                                                 -----------               ENDED:
                                                                           10/31/2004  10/31/2003      10/31/2002(1)
                                                                           ----------  ----------      -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                   $    10.00        $   10.00
Income from investment operations:
  Net investment income (loss)                                                               0.21             0.00
  Net realized and unrealized gain (loss) on investments                                     0.63             0.00
                                                                                       ----------        ---------
Total from investment operations                                                             0.84             0.00
Less distributions:
  Dividends from net investment income                                                      (0.20)            0.00
  Distributions from capital gains                                                           0.00             0.00
  Return of capital                                                                          0.00             0.00
                                                                                       ----------        ---------
Total distributions                                                                         (0.20)            0.00
                                                                                       ----------        ---------
Net asset value, end of period                                                         $    10.64        $   10.00
                                                                                       ==========        =========
TOTAL RETURN(2)                                                                              8.41%               0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                               $   67,986        $   1,000
Ratio of expenses to average net assets before waivers and reimbursements                    2.09%(4)           --
Ratio of expenses to average net assets after waivers and reimbursements                     1.70%(4)           --
Ratio of net investment income (loss) to average net assets                                  1.98%(4)           --
Portfolio turnover rate(3)                                                                     23%              --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD INFLATION PLUS FUND -- CLASS C


                                                                                 YEAR ENDED:              PERIOD
                                                                                 -----------              ENDED:
                                                                           10/31/2004  10/31/2003      10/31/2002(1)
                                                                           ----------  ----------      -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                   $    10.00        $   10.00
Income from investment operations:
  Net investment income (loss)                                                               0.20             0.00
  Net realized and unrealized gain (loss) on investments                                     0.63             0.00
                                                                                       ----------        ---------
Total from investment operations                                                             0.83             0.00
Less distributions:
  Dividends from net investment income                                                      (0.20)            0.00
  Distributions from capital gains                                                           0.00             0.00
  Return of capital                                                                          0.00             0.00
                                                                                       ----------        ---------
Total distributions                                                                         (0.20)            0.00
                                                                                       ----------        ---------
Net asset value, end of period                                                         $    10.63        $   10.00
                                                                                       ==========        =========
TOTAL RETURN(2)                                                                              8.31%               0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                               $  160,253        $   1,000
Ratio of expenses to average net assets before waivers and reimbursements                    1.95%(4)           --
Ratio of expenses to average net assets after waivers and reimbursements                     1.70%(4)           --
Ratio of net investment income (loss) to average net assets                                  1.97%(4)           --
Portfolio turnover rate(3)                                                                     23%              --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS A


                                                                                    YEAR ENDED:                PERIOD ENDED:
                                                                      ---------------------------------------   4/30/2001-
                                                                      10/31/2004  10/31/2003    10/31/2002(6)  10/31/2001(1)
                                                                      ----------  ----------    -------------  -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                              $     6.93      $    7.62    $      10.00
Income from investment operations:
 Net investment income (loss)                                                          (0.02)          0.02            0.00
 Net realized and unrealized gain (loss) on investments                                 2.72          (0.71)          (2.38)
                                                                                  ----------      ---------    ------------
Total from investment operations                                                        2.70          (0.69)          (2.38)
Less distributions:
 Dividends from net investment income                                                  (0.01)          0.00            0.00
 Distributions from capital gains                                                       0.00           0.00            0.00
 Return of capital                                                                      0.00           0.00            0.00
                                                                                  ----------      ---------    ------------
Total distributions                                                                    (0.01)          0.00            0.00
                                                                                  ----------      ---------    ------------
Net asset value, end of period                                                    $     9.62      $    6.93    $       7.62
                                                                                  ==========      =========    ============
TOTAL RETURN(2)                                                                        38.95%         (9.06%)        (23.80%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                          $   11,362      $   4,666    $      2,579
Ratio of expenses to average net assets before waivers and
  reimbursements                                                                        2.36%          2.98%           2.64% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                                        1.65%          1.65%           1.65% (4)
Ratio of net investment income (loss) to average net assets                            (0.35)%         0.34%          (0.09%)(4)
Portfolio turnover rate(3)                                                               281%           330%            135%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS B


                                                                                   YEAR ENDED:                PERIOD ENDED:
                                                                      --------------------------------------   4/30/2001-
                                                                      10/31/2004  10/31/2003   10/31/2002(6)  10/31/2001(1)
                                                                      ----------  ----------   -------------  -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                              $     6.86       $    7.59    $      10.00
Income from investment operations:
  Net investment income (loss)                                                         (0.04)          (0.03)          (0.03)
  Net realized and unrealized gain (loss) on investments                                2.64           (0.70)          (2.38)
                                                                                  ----------       ---------    ------------
Total from investment operations                                                        2.60           (0.73)          (2.41)
Less distributions:
  Dividends from net investment income                                                  0.00            0.00            0.00
  Distributions from capital gains                                                      0.00            0.00            0.00
  Return of capital                                                                     0.00            0.00            0.00
                                                                                  ----------       ---------    ------------
Total distributions                                                                     0.00            0.00            0.00
                                                                                  ----------       ---------    ------------
Net asset value, end of period                                                    $     9.46       $    6.86    $       7.59
                                                                                  ==========       =========    ============
TOTAL RETURN(2)                                                                        37.90%          (9.62%)        (24.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                          $    2,148       $     813    $        327
Ratio of expenses to average net assets before waivers and
  Reimbursements                                                                        3.08%           3.69%           3.35% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                                        2.35%           2.35%           2.35% (4)
Ratio of net investment income (loss) to average net assets                            (1.04%)         (0.42%)         (0.79%)(4)
Portfolio turnover rate(3)                                                               281%            330%            135%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS C


                                                                                        YEAR ENDED:                PERIOD ENDED:
                                                                           --------------------------------------    4/30/2001-
                                                                           10/31/2004  10/31/2003   10/31/2002(6)  10/31/2001(1)
                                                                           ----------  ----------   -------------  -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                   $     6.86     $    7.59     $     10.00
Income from investment operations:
  Net investment income (loss)                                                              (0.04)        (0.03)          (0.02)
  Net realized and unrealized gain (loss) on investments                                     2.64         (0.70)          (2.39)
                                                                                       ----------     ---------     -----------
Total from investment operations                                                             2.60         (0.73)          (2.41)
Less distributions:
  Dividends from net investment income                                                       0.00          0.00            0.00
  Distributions from capital gains                                                           0.00          0.00            0.00
  Return of capital                                                                          0.00          0.00            0.00
                                                                                       ----------     ---------     -----------
Total distributions                                                                          0.00          0.00            0.00
                                                                                       ----------     ---------     -----------
Net asset value, end of period                                                         $     9.46     $    6.86     $      7.59
                                                                                       ==========     =========     ===========
TOTAL RETURN(2)                                                                             37.90%        (9.62%)        (24.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                               $    2,285     $     826     $       316
Ratio of expenses to average net assets before waivers and reimbursements                    2.95%         3.55%           3.32% (4)
Ratio of expenses to average net assets after waivers and reimbursements                     2.35%         2.35%           2.35% (4)
Ratio of net investment income (loss) to average net assets                                 (1.01%)       (0.34%)         (0.79%)(4)
Portfolio turnover rate(3)                                                                    281%          330%            135%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS A


                                                                     YEAR ENDED:               PERIOD ENDED:
                                         ---------------------------------------------------     1/1/2000-        YEAR ENDED:
                                         10/31/2004  10/31/2003  10/31/2002(6)    10/31/2001   10/31/2000(5)      12/31/1999
                                         ----------  ----------  -------------    ----------   -------------      -----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $     8.03  $        9.33    $    13.03   $      15.43       $    11.89
Income from Investment Operations:
  Net investment income (loss)                             0.02           0.03          0.05           0.08             0.06
  Net realized and unrealized gain
 (loss) on investments                                     1.61          (1.33)        (3.14)         (2.42)            4.46
                                                     ----------  -------------    ----------   ------------       ----------
Total from investment operations                           1.63          (1.30)        (3.09)         (2.34)            4.52
Less distributions:
  Dividends from net investment income                     0.00           0.00          0.00          (0.01)           (0.15)
  Distributions from capital gains                         0.00           0.00         (0.61)         (0.05)           (0.83)
  Return of capital                                        0.00           0.00          0.00           0.00             0.00
                                                     ----------  -------------    ----------   ------------       ----------
Total distributions                                        0.00           0.00         (0.61)         (0.06)           (0.98)
                                                     ----------  -------------    ----------   ------------       ----------
Net asset value, end of period                       $     9.66  $        8.03    $     9.33   $      13.03       $    15.43
                                                     ==========  =============    ==========   ============       ==========
TOTAL RETURN(1)                                           20.30%        (13.93%)      (24.87%)       (15.18%)(2)       39.13%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                       $   69,153  $      66,775    $   72,326   $     89,309       $   63,281
Ratio of expenses to average net
  assets before waivers and
  reimbursements                                           1.72%          1.82%         1.61%          1.60% (3)        1.61%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                                           1.65%          1.65%         1.56%          1.55% (3)        1.56%
Ratio of net investment income (loss)
  to average net assets                                    0.25%          0.34%         0.47%          0.64% (3)        0.61%
Portfolio turnover rate(4)                                  138%           175%          158%           121%             128%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Not annualized.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)  The fund's fiscal year end changed to October 31st.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS B


                                                                     YEAR ENDED:               PERIOD ENDED:
                                         ---------------------------------------------------     1/1/2000-       YEAR ENDED:
                                         10/31/2004  10/31/2003  10/31/2002(6)    10/31/2001   10/31/2000(5)     12/31/1999
                                         ----------  ----------  -------------    ----------   -------------     -----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $     7.71    $      9.04    $    12.74     $  15.17       $    11.73
Income from Investment Operations:
   Net investment income (loss)                           (0.04)         (0.08)        (0.04)        0.01             0.01
   Net realized and unrealized gain
    (loss) on investments                                  1.55          (1.25)        (3.05)       (2.39)            4.32
                                                     ----------    -----------    ----------     --------       ----------
Total from investment operations                           1.51          (1.33)        (3.09)       (2.38)            4.33
Less distributions:
  Dividends from net investment income                     0.00           0.00          0.00         0.00            (0.06)
  Distributions from capital gains                         0.00           0.00         (0.61)       (0.05)           (0.83)
  Return of capital                                        0.00           0.00          0.00         0.00             0.00
                                                     ----------    -----------    ----------     --------       ----------
Total distributions                                        0.00           0.00         (0.61)       (0.05)           (0.89)
                                                     ----------    -----------    ----------     --------       ----------
Net asset value, end of period                       $     9.22    $      7.71    $     9.04     $  12.74       $    15.17
                                                     ==========    ===========    ==========     ========       ==========
TOTAL RETURN(1)                                           19.58%        (14.71%)      (25.46%)     (15.70%)(2)       38.11%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                     $   20,459    $    18,668    $   18,798     $ 25,872       $   22,835
Ratio of expenses to average net
  assets before waivers and
  reimbursements                                           2.45%          2.50%         2.30%        2.29% (3)        2.26%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                                           2.35%          2.35%         2.30%        2.29% (3)        2.26%
Ratio of net investment income (loss)
  to average net assets                                   (0.46%)        (0.79%)       (0.28%)      (0.09%)(3)       (0.09%)
Portfolio turnover rate(4)                                  138%           175%          158%         121%             128%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Not annualized.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)  The fund's fiscal year end changed to October 31st.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS C


                                                                                                 PERIOD
                                                             YEAR ENDED:                          ENDED:            YEAR
                                         ---------------------------------------------------    1/1/2000-           ENDED:
                                         10/31/2004  10/31/2003   0/31/2002(7)    10/31/2001   10/31/2000(6)     12/31/1999(6)
                                         ----------  ----------   ------------    ----------   -------------     -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $     7.67    $    8.99      $   12.68    $      15.10       $   11.74
Income from Investment Operations:
   Net investment income (loss)                           (0.04)       (0.05)         (0.03)           0.07           (0.02)
   Net realized and unrealized gain
     (loss) on investments                                 1.53        (1.27)         (3.05)          (2.44)           4.33
                                                     ----------    ---------      ---------    ------------       ---------
Total from investment operations                           1.49        (1.32)         (3.08)          (2.37)           4.31
Less distributions:
   Dividends from net investment income                    0.00         0.00           0.00            0.00           (0.12)
   Distributions from capital gains                        0.00         0.00          (0.61)          (0.05)          (0.83)
   Return of capital                                       0.00         0.00           0.00            0.00            0.00
                                                     ----------    ---------      ---------    ------------       ---------
Total distributions                                        0.00         0.00          (0.61)          (0.05)          (0.95)
                                                     ----------    ---------      ---------    ------------       ---------
Net asset value, end of period                       $     9.16    $    7.67      $    8.99    $      12.68       $   15.10
                                                     ==========    =========      =========    ============       =========
TOTAL RETURN(1)                                           19.43%      (14.68%)       (25.51%)        (15.70%)(3)      37.98%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)             $   14,790    $  13,438      $  18,523    $     26,912       $  13,514
Ratio of expenses to average net assets
  before waivers and reimbursements                        2.35%        2.40%          2.28%           2.27% (4)       2.31%
Ratio of expenses to average net assets
  after waivers and reimbursements                         2.35%        2.35%          2.28%           2.27% (4)       2.31%
Ratio of net investment income (loss) to
  average net assets                                      (0.45%)      (0.64%)        (0.25%)         (0.07%)(4)      (0.13%)
Portfolio turnover rate(2)                                  138%         175%           158%            121%            128%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3)  Not annualized.



(4)  Annualized.



(5)  The fund's fiscal year end changed to October 31st.



(6) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.



(7) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS A


                                                                               YEAR ENDED:               PERIOD ENDED:
                                                                 ---------------------------------------   4/30/2001-
                                                                 10/31/2004  10/31/2003(6) 10/31/2002(6) 10/31/2001(1)
                                                                 ----------  ------------- ------------- -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                           $   8.37      $   8.82     $     10.00
Income from investment operations:
 Net investment income (loss)                                                      0.07          0.03            0.04
 Net realized and unrealized gain (loss) on investments                            4.51         (0.48)          (1.22)
                                                                               --------      --------     -----------
Total from investment operations                                                   4.58         (0.45)          (1.18)
Less distributions:
 Dividends from net investment income                                             (0.02)         0.00            0.00
 Distributions from capital gains                                                  0.00          0.00            0.00
 Return of capital                                                                 0.00          0.00            0.00
                                                                               --------      --------     -----------
Total distributions                                                               (0.02)         0.00            0.00
                                                                               --------      --------     -----------
Net asset value, end of period                                                 $  12.93      $   8.37     $      8.82
                                                                               ========      ========     ===========
TOTAL RETURN(2)                                                                   54.76%        (5.10%)        (11.80%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                       $ 12,320      $  4,598     $     2,156
Ratio of expenses to average net assets before waivers and
  reimbursements                                                                   2.36%         3.09%           3.46% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                                   1.65%         1.65%           1.65% (4)
Ratio of net investment income (loss) to average net assets                        0.72%         0.44%           0.86% (4)
Portfolio turnover rate(3)                                                          166%          194%            128%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS B


                                                                                YEAR ENDED:                 PERIOD ENDED:
                                                                  ----------------------------------------    4/30/2001-
                                                                  10/31/2004  10/31/2003(6)  10/31/2002(6)   10/31/2001(1)
                                                                  ----------  -------------  -------------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $   8.34     $   8.34       $   8.81       $      10.00
Income from investment operations:
 Net investment income (loss)                                          0.01         0.01          (0.02)              0.00
 Net realized and unrealized gain (loss) on investments                4.47         4.47          (0.45)             (1.19)
                                                                   --------     --------       --------       ------------
Total from investment operations                                       4.48         4.48          (0.47)             (1.19)
Less distributions:
 Dividends from net investment income                                  0.00         0.00           0.00               0.00
 Distributions from capital gains                                      0.00         0.00           0.00               0.00
 Return of capital                                                     0.00         0.00           0.00               0.00
                                                                   --------     --------       --------       ------------
Total distributions                                                    0.00         0.00           0.00               0.00
                                                                   --------     --------       --------       ------------
Net asset value, end of period                                     $  12.82     $  12.82       $   8.34       $       8.81
                                                                   ========     ========       ========       ============
TOTAL RETURN(2)                                                       53.72%       53.72%         (5.34%)           (11.90%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $  2,237     $  2,237       $    926       $        275
Ratio of expenses to average net assets before waivers and
  reimbursements                                                       3.09%        3.09%          3.81%              4.12% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                       2.35%        2.35%          2.35%              2.35% (4)
Ratio of net investment income (loss) to average net assets            0.03%        0.03%         (0.26%)             0.16% (4)
Portfolio turnover rate(3)                                              166%         166%           194%               128%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS C


                                                                               YEAR ENDED:                  PERIOD ENDED:
                                                                 ----------------------------------------    4/30/2001-
                                                                 10/31/2004  10/31/2003(6)  10/31/2002(6)   10/31/2001(1)
                                                                 ----------  -------------  -------------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                           $   8.28        $   8.78     $     10.00
Income from investment operations:
 Net investment income (loss)                                                      0.01           (0.03)           0.01
 Net realized and unrealized gain (loss) on investments                            4.43           (0.47)          (1.23)
                                                                               --------        --------     -----------
Total from investment operations                                                   4.44           (0.50)          (1.22)
Less distributions:
 Dividends from net investment income                                              0.00            0.00            0.00
 Distributions from capital gains                                                  0.00            0.00            0.00
 Return of capital                                                                 0.00            0.00            0.00
                                                                               --------        --------     -----------
Total distributions                                                                0.00            0.00            0.00
                                                                               --------        --------     -----------
Net asset value, end of period                                                 $  12.72        $   8.28     $      8.78
                                                                               ========        ========     ===========
TOTAL RETURN(2)                                                                   53.62%          (5.70%)        (12.20%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                       $  3,004        $    859     $       425
Ratio of expenses to average net assets before waivers and
  reimbursements                                                                   2.96%           3.53%           4.12% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                                   2.35%           2.35%           2.35% (4)
Ratio of net investment income (loss) to average net assets                       (0.03%)         (0.26%)          0.16% (4)
Portfolio turnover rate(3)                                                          166%            194%            128%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP FUND -- CLASS A


                                                                                                     PERIOD
                                                              YEAR ENDED:                            ENDED:
                                         -----------------------------------------------------     1/1/2000-      YEAR ENDED:
                                         10/31/2004    10/31/2003    10/31/2002(6)  10/31/2001   10/31/2000(3)    12/31/1999
                                         ----------    ----------    -------------  ----------   -------------    ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $    15.50    $    16.57     $    22.42   $    17.78       $    12.30
Income from Investment Operations:
  Net investment income (loss)                              (0.08)        (0.10)         (0.03)       (0.03)           (0.03)
    Net realized and unrealized
      gain (loss) on investments                             5.16         (0.97)         (3.89)        5.37             6.08
                                                       ----------    ----------     ----------   ----------       ----------
Total from investment operations                             5.08         (1.07)         (3.92)        5.34             6.05
Less distributions:
  Dividends from net investment
    income                                                   0.00          0.00           0.00         0.00             0.00
  Distributions from capital gains                           0.00          0.00          (1.93)       (0.70)           (0.57)
  Return of capital                                          0.00          0.00           0.00         0.00             0.00
                                                       ----------    ----------     ----------   ----------       ----------
Total distributions                                          0.00          0.00          (1.93)       (0.70)           (0.57)
                                                       ----------    ----------     ----------   ----------       ----------
Net asset value, end of period                         $    20.58    $    15.50     $    16.57   $    22.42       $    17.78
                                                       ==========    ==========     ==========   ==========       ==========
TOTAL RETURN(1)                                             32.77%        (6.46%)       (18.94%)      30.50% (5)       50.17%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                         $1,413,021    $  704,238     $  612,750   $  425,686       $  118,194
Ratio of expenses to average net
  assets before waivers and
  reimbursements                                             1.50%         1.56%          1.43%        1.48% (4)        1.51%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                                             1.48%         1.45%          1.38%        1.43% (4)        1.45%
Ratio of net investment income
  (loss) to average net assets                              (0.58%)       (0.65%)        (0.53%)      (0.80%)(4)       (0.79%)
Portfolio turnover rate(2)                                     70%          109%           116%         110%             123%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  The fund's fiscal year end changed to October 31st.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP FUND -- CLASS B


                                                            YEAR ENDED:                                      PERIOD ENDED:
                                         -------------------------------------------------                     1/1/2000-    YEAR
                                         10/31/2004 10/31/2003  10/31/2002(6)   10/31/2001   10/31/2000(3)    12/31/1999    ENDED:
                                         ---------- ----------  -------------   ----------   -------------    ----------    ------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $    14.93    $    16.07    $    21.96   $     17.54       $   12.22
Income from Investment Operations:
   Net investment income (loss)                          (0.20)        (0.21)        (0.09)        (0.07)          (0.03)
   Net realized and unrealized
     gain (loss) on investments                           4.95         (0.93)        (3.87)         5.19            5.92
                                                    ----------    ----------    ----------   -----------       ---------
Total from investment operations                          4.75         (1.14)        (3.96)         5.12            5.89
Less distributions:
  Dividends from net investment income                    0.00          0.00          0.00          0.00            0.00
  Distributions from capital gains                        0.00          0.00         (1.93)        (0.70)          (0.57)
  Return of capital                                       0.00          0.00          0.00          0.00            0.00
                                                    ----------    ----------    ----------   -----------       ---------
Total distributions                                       0.00          0.00         (1.93)        (0.70)          (0.57)
                                                    ----------    ----------    ----------   -----------       ---------
Net asset value, end of period                      $    19.68    $    14.93    $    16.07   $     21.96       $   17.54
                                                    ==========    ==========    ==========   ===========       =========
TOTAL RETURN(1)                                          31.82%        (7.09%)      (19.58%)       29.72% (5)      49.10%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                      $  424,959    $  266,650    $  265,683   $   185,830       $  50,301
Ratio of expenses to average net
  assets before waivers and
  reimbursements                                          2.23%         2.24%         2.11%         2.15% (4)       2.17%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                                          2.20%         2.15%         2.11%         2.15% (4)       2.15%
Ratio of net investment income
  (loss) to average net assets                           (1.30%)       (1.35%)       (1.28%)       (1.52%)(4)      (1.48%)
Portfolio turnover rate(2)                                  70%          109%          116%          110%            123%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  The fund's fiscal year end changed to October 31st.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP FUND -- CLASS C


                                                    YEAR ENDED:                           PERIOD ENDED:           YEAR
                                ------------------------------------------------------      1/1/2000-            ENDED:
                                10/31/2004   10/31/2003    10/31/2002(7)    10/31/2001    10/31/2000(5)       12/31/1999(6)
                                ----------   ----------    -------------    ----------    -------------       -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning of
  period                                     $    14.94    $       16.08    $    21.96    $       17.53        $     12.21
Income from Investment
  Operations:
   Net investment income
     (loss)                                       (0.18)           (0.21)        (0.12)           (0.10)             (0.04)
   Net realized and
     unrealized gain (loss) on
     investments                                   4.95            (0.93)        (3.83)            5.23               5.93
                                             ----------    -------------    ----------    -------------        -----------
Total from investment
  operations                                       4.77            (1.14)        (3.95)            5.13               5.89
Less distributions:
  Dividends from net
    investment income                              0.00             0.00          0.00)            0.00               0.00
  Distributions from capital
    gains                                          0.00             0.00         (1.93)           (0.70)             (0.57)
  Return of capital                                0.00             0.00          0.00             0.00               0.00
                                             ----------    -------------    ----------    -------------        -----------
Total distributions                                0.00             0.00         (1.93)           (0.70)             (0.57)
                                             ----------    -------------    ----------    -------------        -----------
Net asset value, end of period               $    19.71    $       14.94    $    16.08    $       21.96        $     17.53
                                             ==========    =============    ==========    =============        ===========
TOTAL RETURN(1)                                   31.93%           (7.09%)      (19.53%)          29.72% (3)         49.22%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                               $  477,891    $     275,305    $  285,908    $     217,965        $    48,310
Ratio of expenses to average
  net assets before waivers and
  reimbursements                                   2.10%            2.12%         2.09%            2.14% (4)          2.22%
Ratio of expenses to average
  net assets after waivers and
  reimbursements                                   2.10%            2.12%         2.09%            2.14% (4)          2.15%
Ratio of net investment
  income (loss) to average net
  assets                                          (1.21%)          (1.31%)       (1.24%)          (1.51%)(4)         (1.48%)
Portfolio turnover rate(2)                           70%             109%          116%             110%               123%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3)  Not annualized.



(4)  Annualized.



(5)  The fund's fiscal year end changed to October 31st.



(6) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.



(7) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP VALUE FUND -- CLASS A


                                                                                YEAR ENDED:                       PERIOD ENDED:
                                                              -----------------------------------------------       4/30/2001-
                                                              10/31/2004     10/31/2003(6)      10/31/2002(6)     10/31/2001(1)
                                                              ----------     -------------      -------------     -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                           $   8.34          $    8.48        $     10.00
Income from investment operations:
 Net investment income (loss)                                                     (0.03)             (0.02)             (0.01)
 Net realized and unrealized gain (loss) on investments                            3.01              (0.12)             (1.51)
                                                                               --------          ---------        -----------
Total from investment operations                                                   2.98              (0.14)             (1.52)
Less distributions:
 Dividends from net investment income                                              0.00               0.00               0.00
 Distributions from capital gains                                                  0.00               0.00               0.00
 Return of capital                                                                 0.00               0.00               0.00
                                                                               --------          ---------        -----------
Total distributions                                                                0.00               0.00               0.00
                                                                               --------          ---------        -----------
Net asset value, end of period                                                 $  11.32          $    8.34        $      8.48
                                                                               ========          =========        ===========
TOTAL RETURN(2)                                                                   35.73%             (1.65%)           (15.20%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                       $155,614          $  94,532        $    26,812
Ratio of expenses to average net assets before waivers and
  reimbursements                                                                   1.60%              1.68%              1.69% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                                   1.45%              1.45%              1.40% (4)
Ratio of net investment income (loss) to average net assets                       (0.35%)            (0.23%)            (0.20%)(4)
Portfolio turnover rate(3)                                                           56%                40%                28%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP VALUE FUND -- CLASS B


                                                                                YEAR ENDED:                      PERIOD ENDED:
                                                              ----------------------------------------------       4/30/2001-
                                                              10/31/2004     10/31/2003(6)     10/31/2002(6)     10/31/2001(1)
                                                              ----------     -------------     -------------     -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                           $   8.25          $    8.46        $     10.00
Income from investment operations:
 Net investment income (loss)                                                     (0.09)             (0.09)             (0.02)
 Net realized and unrealized gain (loss) on investments                            2.96              (0.12)             (1.52)
                                                                               --------          ---------        -----------
Total from investment operations                                                   2.87              (0.21)             (1.54)
Less distributions:
 Dividends from net investment income                                              0.00               0.00               0.00
 Distributions from capital gains                                                  0.00               0.00               0.00
 Return of capital                                                                 0.00               0.00               0.00
                                                                               --------          ---------        -----------
Total distributions                                                                0.00               0.00               0.00
                                                                               --------          ---------        -----------
Net asset value, end of period                                                 $  11.12          $    8.25        $      8.46
                                                                               ========          =========        ===========
TOTAL RETURN(2)                                                                   34.79%             (2.48%)           (15.40%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                       $ 42,407          $  26,556        $     7,158
Ratio of expenses to average net assets before waivers and
  reimbursements                                                                   2.33%              2.38%              2.38% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                                   2.15%              2.15%              2.10% (4)
Ratio of net investment income (loss) to average net assets                       (1.05%)            (0.95%)            (0.90%)(4)
Portfolio turnover rate(3)                                                           56%                40%                28%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP VALUE FUND -- CLASS C


                                                                                YEAR ENDED:                       PERIOD ENDED:
                                                              -----------------------------------------------       4/30/2001-
                                                              10/31/2004     10/31/2003(6)      10/31/2002(6)     10/31/2001(1)
                                                              ----------     -------------      -------------     -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                           $   8.25           $    8.46       $     10.00
Income from investment operations:
 Net investment income (loss)                                                     (0.09)              (0.09)            (0.02)
 Net realized and unrealized gain (loss) on investments                            2.97               (0.12)            (1.52)
                                                                               --------           ---------       -----------
Total from investment operations                                                   2.88               (0.21)            (1.54)
Less distributions:
 Dividends from net investment income                                              0.00                0.00              0.00
  Distributions from capital gains                                                 0.00                0.00              0.00
Return of capital                                                                  0.00                0.00              0.00
                                                                               --------           ---------       -----------
Total distributions                                                                0.00                0.00              0.00
                                                                               --------           ---------       -----------
Net asset value, end of period                                                 $  11.13           $    8.25       $      8.46
                                                                               ========           =========       ===========
TOTAL RETURN(2)                                                                   34.91%              (2.48%)          (15.40%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                       $ 49,566           $  32,274       $     8,975
Ratio of expenses to average net assets before waivers and
  reimbursements                                                                   2.20%               2.27%             2.37% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                                   2.15%               2.15%             2.10% (4)
Ratio of net investment income (loss) to average net assets                       (1.05%)             (0.96%)           (0.90%)(4)
Portfolio turnover rate(3)                                                           56%                 40%               28%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD MONEY MARKET FUND -- CLASS A


                                                            YEAR ENDED:                       PERIOD ENDED:          YEAR
                                         --------------------------------------------------     1/1/2000-           ENDED:
                                         10/31/2004  10/31/2003   10/31/2002(5)  10/31/2001   10/31/2000(4)       12/31/1999
                                         ----------  ----------   -------------  ----------   -------------       ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $     1.00    $      1.00   $     1.00   $       1.00        $     1.00
Income from Investment
Operations:
   Net investment income (loss)                           0.003          0.011         0.04           0.04              0.04
   Net realized and unrealized gain
   (loss) on investments                                   0.00           0.00         0.00           0.00              0.00
                                                     ----------    -----------   ----------   ------------        ----------
Total from investment operations                          0.003          0.011         0.04           0.04              0.04
Less distributions:
  Dividends from net investment income                   (0.003)        (0.011)       (0.04)         (0.04)            (0.04)
  Distributions from capital gains                         0.00           0.00         0.00           0.00              0.00
  Return of capital                                        0.00           0.00         0.00           0.00              0.00
                                                     ----------    -----------   ----------   ------------        ----------
Total distributions                                      (0.003)        (0.011)       (0.04)         (0.04)            (0.04)
                                                     ----------    -----------   ----------   ------------        ----------
Net asset value, end of period                       $     1.00    $      1.00   $     1.00   $       1.00        $     1.00
                                                     ==========    ===========   ==========   ============        ==========
TOTAL RETURN(1)                                            0.32%          1.09%        4.02%          4.54% (2)         4.32%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                                      $  246,199    $   302,862   $   86,748   $     43,897        $   44,663
Ratio of expenses to average net
 assets before waivers and
 reimbursements                                            1.28%          1.30%        1.19%          1.20% (3)         1.15%
Ratio of expenses to average net
 assets after waivers and
 reimbursements                                            1.00%          1.00%        1.00%          1.00% (3)         1.00%
Ratio of net investment income (loss)
 to average net assets                                     0.33%          1.06%        3.63%          5.35% (3)         4.25%
Portfolio turnover rate                                     N/A            N/A          N/A            N/A               N/A


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Not annualized.

(3)  Annualized.

(4)  The fund's fiscal year end changed to October 31st.

(5) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD MONEY MARKET FUND -- CLASS B


                                                                                               PERIOD
                                                           YEAR ENDED:                         ENDED:
                                      ----------------------------------------------------    1/1/2000-     YEAR ENDED:
                                      10/31/2004  10/31/2003     10/31/2002(6)  10/31/2001   10/31/2000(5)  12/31/1999
                                      ----------  ----------     -------------  ----------   -------------  -----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period                                           $     1.00     $        1.00  $     1.00   $     1.00      $     1.00
Income from Investment
Operations:
   Net investment income (loss)                         0.00             0.004        0.03         0.04            0.04
   Net realized and unrealized
    gain (loss) on investments                          0.00              0.00        0.00         0.00            0.00
                                                  ----------     -------------  ----------   ----------      ----------
Total from investment operations                        0.00             0.004        0.03         0.04            0.04
Less distributions:
  Dividends from net investment
   income                                               0.00            (0.004)      (0.03)       (0.04)          (0.04)
  Distributions from capital
   gains                                                0.00              0.00        0.00         0.00            0.00
  Return of capital                                     0.00              0.00        0.00         0.00            0.00
                                                  ----------     -------------  ----------   ----------      ----------
Total distributions                                     0.00            (0.004)      (0.03)       (0.04)          (0.04)
                                                  ----------     -------------  ----------   ----------      ----------
Net asset value, end of period                    $     1.00     $        1.00  $     1.00   $     1.00      $     1.00
                                                  ==========     =============  ==========   ==========      ==========
TOTAL RETURN(2)                                         0.00%             0.43%       3.31%        3.94%(3)        3.59%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                                   $   67,732     $      99,048  $   48,998   $   14,974      $   25,762
Ratio of expenses to average
 net assets before waivers and
 reimbursements                                         2.01%             1.96%       1.85%        1.85%(4)        1.81%
Ratio of expenses to average
 net assets after waivers and
 reimbursements                                         1.33%(1)          1.70%       1.70%        1.70%(4)        1.70%
Ratio of net investment income
 (loss) to average net assets                           0.01%             0.37%       2.93%        4.65%(4)        3.55%
Portfolio turnover rate                                  N/A               N/A         N/A          N/A            N/A


(1)  Expense ratio includes a practical waiver of 12b-1 fees.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Not annualized.

(4)  Annualized.

(5)  The fund's fiscal year end changed to October 31st.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD MONEY MARKET FUND -- CLASS C


                                                        YEAR ENDED:                         PERIOD ENDED:
                                     ----------------------------------------------------     1/1/2000-        YEAR ENDED:
                                     10/31/2004  10/31/2003     10/31/2002(5)  10/31/2001   10/31/2000(4)      12/31/1999
                                     ----------  ----------     -------------  ----------   -------------      -----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period                                          $     1.00     $        1.00  $     1.00   $       1.00        $    1.00
Income from Investment
Operations:
  Net investment income (loss)                         0.00             0.004        0.03           0.04             0.04
  Net realized and unrealized
   gain (loss) on investments                          0.00              0.00        0.00           0.00             0.00
                                                 ----------     -------------  ----------   ------------        ---------
Total from investment operations                       0.00             0.004        0.03           0.04             0.04
Less distributions:
  Dividends from net investment
   income                                              0.00            (0.004)      (0.03)         (0.04)           (0.04)
  Distributions from capital gains                     0.00              0.00        0.00           0.00             0.00
  Return of capital                                    0.00              0.00        0.00           0.00             0.00
                                                 ----------     -------------  ----------   ------------        ---------
Total distributions                                    0.00            (0.004)      (0.03)         (0.04)           (0.04)
                                                 ----------     -------------  ----------   ------------        ---------
Net asset value, end of period                   $     1.00     $        1.00  $     1.00   $       1.00        $    1.00
                                                 ==========     =============  ==========   ============        =========
TOTAL RETURN(1)                                        0.00%             0.42%       3.31%          3.93% (2)        3.59%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                                  $   29,955     $      65,894  $   53,873   $      6,842        $   9,904
Ratio of expenses to average net
 assets before waivers and
 reimbursements                                        1.89%             1.82%       1.82%          1.85% (3)        1.84%
Ratio of expenses to average net
 assets after waivers and
 reimbursements                                        1.36%(6)          1.70%       1.70%          1.70% (3)        1.70%
Ratio of net investment income
 (loss) to average net assets                          0.37%             0.37%       2.93%          4.65% (3)        3.56%
Portfolio turnover rate                                 N/A               N/A         N/A            N/A              N/A



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2)  Not annualized.



(3)  Annualized.



(4)  The fund's fiscal year end changed to October 31st.



(5) Per share amounts have been calculated using average shares outstanding method.



(6)  Expense ratio includes a practical waiver of 12b-1 fees.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD SHORT DURATION FUND -- CLASS A


                                                                                       YEAR ENDED:                PERIOD
                                                                                -------------------------         ENDED:
                                                                                10/31/2004     10/31/2003      10/31/2002(1)
                                                                                ----------     ----------      -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $  10.00         $  10.00
Income from investment operations:
  Net investment income (loss)                                                                      0.30             0.00
  Net realized and unrealized gain (loss) on investments                                            0.14             0.00
                                                                                                --------         --------
Total from investment operations                                                                    0.44             0.00
Less distributions:
  Dividends from net investment income                                                             (0.30)            0.00
  Distributions from capital gains                                                                  0.00             0.00
  Return of capital                                                                                 0.00             0.00
                                                                                                --------         --------
Total distributions                                                                                (0.30)            0.00
                                                                                                --------         --------
Net asset value, end of period                                                                  $  10.14         $  10.00
                                                                                                ========         ========
TOTAL RETURN(2)                                                                                     4.48%               0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $ 32,753         $  8,000
Ratio of expenses to average net assets before waivers and reimbursements                           1.34%(4)           --
Ratio of expenses to average net assets after waivers and reimbursements                            0.95%(4)           --
Ratio of net investment income (loss) to average net assets                                         3.14%(4)           --
Portfolio turnover rate(3)                                                                           113%              --


(1) The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4) Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD SHORT DURATION FUND -- CLASS B


                                                                                       YEAR ENDED:               PERIOD
                                                                                       -----------                ENDED:
                                                                                10/31/2004     10/31/2003      10/31/2002(1)
                                                                                ---------      ----------      -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $  10.00         $  10.00
Income from investment operations:
  Net investment income (loss)                                                                      0.23             0.00
  Net realized and unrealized gain (loss) on investments                                            0.14             0.00
                                                                                                --------         --------
Total from investment operations                                                                    0.37             0.00
Less distributions:
  Dividends from net investment income                                                             (0.23)            0.00
  Distributions from capital gains                                                                  0.00             0.00
  Return of capital                                                                                 0.00             0.00
                                                                                                --------         --------
Total distributions                                                                                (0.23)            0.00
                                                                                                --------         --------
Net asset value, end of period                                                                  $  10.14         $  10.00
                                                                                                ========         ========
TOTAL RETURN(2)                                                                                     3.77%               0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $ 10,206         $  1,000
Ratio of expenses to average net assets before waivers and reimbursements                           2.09%(4)           --
Ratio of expenses to average net assets after waivers and reimbursements                            1.65%(4)           --
Ratio of net investment income (loss) to average net assets                                         2.46%(4)           --
Portfolio turnover rate(3)                                                                           113%              --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD SHORT DURATION FUND -- CLASS C


                                                                                        YEAR ENDED:               PERIOD
                                                                                        -----------                ENDED:
                                                                                10/31/2004     10/31/2003      10/31/2002(1)
                                                                                ----------     ----------      -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $  10.00         $  10.00
Income from investment operations:
  Net investment income (loss)                                                                      0.23             0.00
  Net realized and unrealized gain (loss) on investments                                            0.14             0.00
                                                                                                --------         --------
Total from investment operations                                                                    0.37             0.00
Less distributions:
  Dividends from net investment income                                                             (0.23)            0.00
  Distributions from capital gains                                                                  0.00             0.00
  Return of capital                                                                                 0.00             0.00
                                                                                                --------         --------
Total distributions                                                                                (0.23)            0.00
                                                                                                --------         --------
Net asset value, end of period                                                                  $  10.14         $  10.00
                                                                                                ========         ========
TOTAL RETURN(2)                                                                                     3.77%               0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $ 30,660         $  1,000
Ratio of expenses to average net assets before waivers and reimbursements                           1.96%(4)           --
Ratio of expenses to average net assets after waivers and reimbursements                            1.65%(4)           --
Ratio of net investment income (loss) to average net assets                                         2.44%(4)           --
Portfolio turnover rate(3)                                                                           113%              --


(1) The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4) Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALL COMPANY FUND -- CLASS A


                                                         YEAR ENDED:                          PERIOD ENDED:
                                                         -----------                            1/1/2000-        YEAR ENDED:
                                     10/31/2004  10/31/2003    10/31/2002(6)     10/31/2001   10/31/2000(5)      12/31/1999
                                     ----------  ----------    -------------     ----------   -------------      ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
  of period                                      $     9.93    $       12.00    $     18.08   $       20.48      $     13.31
Income from Investment Operations:
  Net investment income (loss)                        (0.13)           (0.12)         (0.08)          (0.04)           (0.05)
  Net realized and unrealized
   gain (loss) on investments                          4.48            (1.95)         (5.41)          (1.47)            8.52
                                                 ----------    -------------    -----------   -------------      -----------
Total from investment operations                       4.35            (2.07)         (5.49)          (1.51)            8.47
Less distributions:
  Dividends from net investment
   income                                              0.00             0.00           0.00            0.00             0.00
  Distributions from capital gains                     0.00             0.00          (0.59)          (0.89)           (1.30)
  Return of capital                                    0.00             0.00           0.00            0.00             0.00
                                                 ----------    -------------    -----------   -------------      -----------
Total distributions                                    0.00             0.00          (0.59)          (0.89)           (1.30)
                                                 ----------    -------------    -----------   -------------      -----------
Net asset value, end of period                   $    14.28    $        9.93    $     12.00   $       18.08      $     20.48
                                                 ==========    =============    ===========   =============      ===========
TOTAL RETURN(1)                                       43.81%          (17.25%)       (31.36%)         (7.70%)(2)       65.66%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                 $  141,327    $      96,302    $   116,398   $     164,280      $   109,559
Ratio of expenses to average net
  assets before waivers and
  reimbursements                                       1.63%            1.64%          1.51%           1.50% (3)        1.51%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                                       1.45%            1.45%          1.45%           1.45% (3)        1.45%
Ratio of net investment income
  (loss) to average net assets                        (1.19%)          (0.97%)        (0.64%)         (0.72%)(3)       (0.92%)
Portfolio turnover rate(4)                              179%             226%           224%            158%             177%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Not annualized.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)  The fund's fiscal year end changed to October 31st.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALL COMPANY FUND -- CLASS B


                                                              YEAR ENDED:              PERIOD
                                    ------------------------------------------------   ENDED:
                                                                                     1/1/2000-      YEAR ENDED:
                                    10/31/2004 10/31/2003 10/31/2002(6)  10/31/2001 10/31/2000(5)    12/31/1999
                                    ---------- ---------- -------------  ---------- -------------   -----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
period                                          $  9.46    $ 11.52        $ 17.49    $ 19.96          $ 13.09
Income from Investment Operations:
  Net investment income (loss)                    (0.20)     (0.20)         (0.16)     (0.11)           (0.09)
  Net realized and unrealized gain
  (loss) on investments                            4.25      (1.86)         (5.22)     (1.47)            8.26
                                                -------    -------        -------    -------          -------
Total from investment operations                   4.05      (2.06)         (5.38)     (1.58)            8.17
Less distributions:
  Dividends from net investment
   income                                          0.00       0.00           0.00       0.00             0.00
  Distributions from capital gains                 0.00       0.00          (0.59)     (0.89)           (1.30)
  Return of capital                                0.00       0.00           0.00       0.00             0.00
                                                -------    -------        -------    -------          -------
Total distributions                                0.00       0.00          (0.59)     (0.89)           (1.30)
                                                -------    -------        -------    -------          -------
Net asset value, end of period                  $ 13.51    $  9.46        $ 11.52    $ 17.49          $ 19.96
                                                =======    =======        =======    =======          =======
TOTAL RETURN(1)                                   42.81%    (17.88%)       (31.80%)    (8.26%)(2)       64.46%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                  $58,286    $41,439        $49,738    $ 71,323         $53,358
Ratio of expenses to average net
assets before waivers and
reimbursements                                     2.36%      2.31%          2.19%      2.16% (3)        2.15%
Ratio of expenses to average net
assets after waivers and
reimbursements                                     2.15%      2.15%          2.15%      2.15% (3)        2.15%
Ratio of net investment income
(loss) to average net assets                      (1.89%)    (1.67%)        (1.34%)    (1.42%)(3)       (1.62%)
Portfolio turnover rate(4)                          179%       226%           224%       158%             177%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)   The fund's fiscal year end changed to October 31st.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUND
                                                                             244

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALL COMPANY FUND -- CLASS C


                                               YEAR ENDED:
                              ---------------------------------------------- PERIOD ENDED:
                                                                               1/1/2000-    YEAR ENDED:
                              10/31/2004 10/31/2003 10/31/2002(7) 10/31/2001 10/31/2000(5) 12/31/1999(6)
                              ---------- ---------- ------------- ---------- ------------- -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning
of period                                 $  9.47    $ 11.53       $ 17.51    $ 19.97       $ 13.09
Income from Investment
Operations:
   Net investment income
   (loss)                                   (0.20)     (0.20)        (0.19)     (0.12)        (0.08)
   Net realized and
   unrealized gain (loss) on
   investments                               4.25      (1.86)        (5.20)     (1.45)         8.26
                                          -------    -------       -------    -------       -------
Total from investment
operations                                   4.05      (2.06)        (5.39)     (1.57)         8.18
Less distributions:
  Dividends from net
  investment income                          0.00       0.00          0.00       0.00          0.00
  Distributions from capital
  gains                                      0.00       0.00         (0.59)     (0.89)        (1.30)
  Return of capital                          0.00       0.00          0.00       0.00          0.00
                                          -------    -------       -------    -------       -------
Total distributions                          0.00       0.00         (0.59)     (0.89)        (1.30)
                                          -------    -------       -------    -------       -------
Net asset value, end of
period                                    $ 13.52    $  9.47       $ 11.53    $ 17.51       $ 19.97
                                          =======    =======       =======    =======       =======
TOTAL RETURN(1)                             42.77%    (17.87%)      (31.82%)    (8.21%)(2)    64.58%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                            $52,010    $38,938       $51,234    $77,337       $37,672
Ratio of expenses to average
net assets before waivers
and reimbursements                           2.23%      2.20%         2.17%      2.16% (3)     2.20%
Ratio of expenses to average
net assets after waivers and
reimbursements                               2.15%      2.15%         2.15%      2.15% (3)     2.15%
Ratio of net investment
income (loss) to average net
assets                                      (1.88%)    (1.65%)       (1.34%)    (1.42%)(3)    (1.61%)
Portfolio turnover rate(4)                    179%       226%          224%       158%          177%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2)   Not annualized.



(3)   Annualized.



(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(5)   The fund's fiscal year end changed to October 31st.



(6) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.



(7) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS A


                                                                                          YEAR ENDED:         PERIOD ENDED:
                                                                                   -----------------------    -------------
                                                                                                               2/19/2002-
                                                                                   10/31/2004   10/31/2003     10/31/2002
                                                                                   ----------   ----------     ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $    15.57     $    20.21
Income from Investment Operations:
  Net investment income (loss)                                                                       (0.09)         (0.06)
  Net realized and unrealized gain (loss) on investments                                              7.43          (4.58)
                                                                                                ----------     ----------
Total from investment operations                                                                      7.34          (4.64)
Less distributions:
  Dividends from net investment income                                                                0.00           0.00
  Distributions from capital gains                                                                    0.00           0.00
  Return of capital                                                                                   0.00           0.00
                                                                                                ----------     ----------
Total distributions                                                                                   0.00           0.00
                                                                                                ----------     ----------
Net asset value, end of period                                                                  $    22.91     $    15.57
                                                                                                ==========     ==========
TOTAL RETURN(3)                                                                                      47.14%        (22.97%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $   17,544     $    3,457
Ratio of expenses to average net assets before waivers and reimbursements                             1.61%          1.82% (2)
Ratio of expenses to average net assets after waivers and reimbursements                              1.45%          1.45% (2)
Ratio of net investment income (loss) to average net assets                                          (0.83%)        (0.93%)(2)
Portfolio turnover rate(4)                                                                             122%            93%


(1)   Not annualized.

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS B


                                                                                          YEAR ENDED:       PERIOD ENDED:
                                                                                   -----------------------  -------------
                                                                                                              2/19/2002-
                                                                                   10/31/2004   10/31/2003    10/31/2002
                                                                                   ----------   ----------    ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $   14.36     $   18.73
Income from Investment Operations:
  Net investment income (loss)                                                                      (0.15)        (0.08)
  Net realized and unrealized gain (loss) on investments                                             6.78         (4.29)
                                                                                                ---------     ---------
Total from investment operations                                                                     6.63         (4.37)
Less distributions:
  Dividends from net investment income                                                               0.00          0.00
  Distributions from capital gains                                                                   0.00          0.00
  Return of capital                                                                                  0.00          0.00
                                                                                                ---------     ---------
Total distributions                                                                                  0.00          0.00
                                                                                                ---------     ---------
Net asset value, end of period                                                                  $   20.99     $   14.36
                                                                                                =========     =========
TOTAL RETURN(3)                                                                                     46.17%       (23.31%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $   6,571     $   1,756
Ratio of expenses to average net assets before waivers and reimbursements                            2.31%         2.52% (2)
Ratio of expenses to average net assets after waivers and reimbursements                             2.15%         2.15% (2)
Ratio of net investment income (loss) to average net assets                                         (1.53%)       (1.60%)(2)
Portfolio turnover rate(4)                                                                            122%           93%


(1)   Not annualized.

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

THE HARTFORD MUTUAL FUNDS
                                                                             247

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS C


                                                                                           YEAR ENDED:       PERIOD ENDED:
                                                                                   ----------------------    -------------
                                                                                                              2/19/2002-
                                                                                   10/31/2004   10/31/2003    10/31/2002
                                                                                   ----------   ----------    ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $   14.35     $   18.73
Income from Investment Operations:
  Net investment income (loss)                                                                      (0.16)        (0.09)
  Net realized and unrealized gain (loss) on investments                                             6.80         (4.29)
                                                                                                ---------     ---------
Total from investment operations                                                                     6.64         (4.38)
Less distributions:
  Dividends from net investment income                                                               0.00          0.00
  Distributions from capital gains                                                                   0.00          0.00
  Return of capital                                                                                  0.00          0.00
                                                                                                ---------     ---------
Total distributions                                                                                  0.00          0.00
                                                                                                ---------     ---------
Net asset value, end of period                                                                  $   20.99     $   14.35
                                                                                                =========     =========
TOTAL RETURN(3)                                                                                     46.27%       (23.37%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $   5,076     $   1,432
Ratio of expenses to average net assets before waivers and reimbursements                            2.22%         2.38% (2)
Ratio of expenses to average net assets after waivers and reimbursements                             2.15%         2.15% (2)
Ratio of net investment income (loss) to average net assets                                         (1.53%)       (1.60%)(2)
Portfolio turnover rate(4)                                                                            122%           93%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD STOCK FUND -- CLASS A


                                                    YEAR ENDED:
                                   -----------------------------------------------   PERIOD ENDED:
                                                                                       1/1/2000-     YEAR ENDED:
                                   10/31/2004 10/31/2003 10/31/2002(6)  10/31/2001   10/31/2000(5)   12/31/1999
                                   ---------- ---------- -------------  ----------   -------------   -----------
CLASS A -- PERIOD ENDED:
  PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                       $  13.73   $  16.89      $    23.40   $    23.64      $    19.70
Income from Investment Operations:
   Net investment income (loss)                    0.04       0.00            0.02        (0.03)           0.00
   Net realized and unrealized
   gain (loss) on investments                      2.44      (3.16)          (5.45)        0.00            4.36
                                               --------   --------      ----------   ----------      ----------
Total from investment operations                   2.48      (3.16)          (5.43)       (0.03)           4.36
Less distributions:
  Dividends from net investment
   income                                          0.00       0.00            0.00         0.00            0.00
  Distributions from capital gains                 0.00       0.00           (1.08)       (0.21)          (0.42)
  Return of capital                                0.00       0.00            0.00         0.00            0.00
                                               --------   --------      ----------   ----------      ----------
Total distributions                                0.00       0.00           (1.08)       (0.21)          (0.42)
                                               --------   --------      ----------   ----------      ----------
Net asset value, end of period                 $  16.21   $  13.73      $    16.89   $    23.40      $    23.64
                                               ========   ========      ==========   ==========      ==========
TOTAL RETURN(1)                                   18.06%    (18.71%)        (24.28%)      (0.14%)(2)      22.31%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                               $976,663   $880,371      $1,031,549   $1,067,970      $  752,763
Ratio of expenses to average net
  assets before waivers and
  reimbursements                                   1.47%      1.47%           1.33%        1.32% (3)       1.38%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                                   1.45%      1.42%           1.28%        1.27% (3)       1.33%
Ratio of net investment income
  (loss) to average net assets                     0.26%     (0.01%)          0.05%       (0.19%)(3)      (0.06%)
Portfolio turnover rate(4)                           37%        48%             38%          38%             34%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)   The fund's fiscal year end changed to October 31st.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD STOCK FUND -- CLASS B


                                                        YEAR ENDED:
                                   ------------------------------------------------  PERIOD ENDED:
                                                                                      1/1/2000-     YEAR ENDED:
                                   10/31/2004 10/31/2003  10/31/2002(6)  10/31/2001  10/31/2000(5)  12/31/1999
                                   ---------- ----------  -------------  ----------  -------------  -----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                      $  13.10    $    16.24     $   22.69   $  23.06      $  19.36
Income from Investment
  Operations:
   Net investment income (loss)                  (0.07)        (0.12)        (0.09)     (0.12)        (0.07)
   Net realized and unrealized
   gain (loss) on investments                     2.32         (3.02)        (5.28)     (0.04)         4.19
                                              --------    ----------     ---------   --------      --------
Total from investment operations                  2.25         (3.14)        (5.37)     (0.16)         4.12
Less distributions:
  Dividends from net investment
   income                                         0.00          0.00          0.00       0.00          0.00
  Distributions from capital
   gains                                          0.00          0.00         (1.08)     (0.21)        (0.42)
  Return of capital                               0.00          0.00          0.00       0.00          0.00
                                              --------    ----------     ---------   --------      --------
Total distributions                               0.00          0.00         (1.08)     (0.21)        (0.42)
                                              --------    ----------     ---------   --------      --------
Net asset value, end of period                $  15.35    $    13.10     $   16.24   $  22.69      $  23.06
                                              ========    ==========     =========   ========      ========
TOTAL RETURN(1)                                  17.18%       (19.34%)      (24.80%)    (0.71%)(2)    21.46%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                              $376,437    $  351,382     $ 470,035   $578,402      $462,318
Ratio of expenses to average
net assets before waivers and
reimbursements                                    2.20%         2.15%         2.00%      1.99% (3)     2.03%
Ratio of expenses to average
net assets after waivers and
reimbursements                                    2.18%         2.15%         2.00%      1.99% (3)     2.03%
Ratio of net investment income                   (0.47%)       (0.74%)       (0.67%)    (0.90%)(3)    (0.75%)
(loss) to average net assets
Portfolio turnover rate(4)                          37%           48%           38%        38%           34%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)   The fund's fiscal year end changed to October 31st.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD STOCK FUND -- CLASS C


                                                YEAR ENDED:                  PERIOD ENDED:  YEAR ENDED:
                            -----------------------------------------------  -------------  -------------
                                                                              1/1/2000-
                            10/31/2004 10/31/2003 10/31/2002(7)  10/31/2001  10/31/2000(5)  12/31/1999(6)
                            ---------- ---------- -------------  ----------  -------------  -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning
of period                              $  13.13   $   16.23      $   22.68   $   23.05      $  19.36
Income from Investment
Operations:
   Net investment income (loss)           (0.05)      (0.08)         (0.08)      (0.11)        (0.08)
   Net realized and
   unrealized gain (loss)
   on investments                          2.33       (3.02)         (5.29)      (0.05)         4.19
                                       --------   ---------      ---------   ---------      --------
Total from investment
operations                                 2.28       (3.10)         (5.37)      (0.16)         4.11
Less distributions:
  Dividends from net
  investment income                        0.00        0.00           0.00        0.00          0.00
  Distributions from
  capital gains                            0.00        0.00          (1.08)      (0.21)        (0.42)
  Return of capital                        0.00        0.00           0.00        0.00          0.00
                                       --------   ---------      ---------   ---------      --------
Total distributions                        0.00        0.00          (1.08)      (0.21)        (0.42)
                                       --------   ---------      ---------   ---------      --------
Net asset value, end of
period                                 $  15.41   $   13.13      $   16.23   $   22.68      $  23.05
                                       ========   =========      =========   =========      ========
TOTAL RETURN(1)                           17.36%     (19.10%)       (24.81%)     (0.71%)(3)    21.40%
RATIOS AND SUPPLEMENTAL
DATA:
Net assets, end of period
(in thousands)                         $311,874   $ 313,173      $ 430,238   $ 492,996      $305,566
Ratio of expenses to
average net assets before
waivers and reimbursements                 2.07%       2.03%          1.99%       1.98% (4)     2.07%
Ratio of expenses to
average net assets after
waivers and reimbursements                 2.07%       2.03%          1.99%       1.98% (4)     2.07%
Ratio of net investment
income (loss) to average
net assets                                (0.36%)     (0.62%)        (0.66%)     (0.90%)(4)    (0.78%)
Portfolio turnover rate(2)                   37%         48%            38%         38%           34%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3)   Not annualized.



(4)   Annualized.



(5)   The fund's fiscal year end changed to October 31st.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS


(6) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.



(7) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE CALIFORNIA FUND -- CLASS A


                                                                                          YEAR ENDED:             PERIOD ENDED:
                                                                                   -----------------------        -------------
                                                                                   10/31/2004   10/31/2003        10/31/2002(1)
                                                                                   ----------   ----------        -------------
 CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $    10.00        $    10.00
Income from investment operations:
  Net investment income (loss)                                                                        0.37              0.00
  Net realized and unrealized gain (loss) on investments                                             (0.07)             0.00
                                                                                                ----------        ----------
Total from investment operations                                                                      0.30              0.00
Less distributions:
  Dividends from net investment income                                                               (0.37)             0.00
  Distributions from capital gains                                                                    0.00              0.00
  Return of capital                                                                                   0.00              0.00
                                                                                                ----------        ----------
Total distributions                                                                                  (0.37)             0.00
                                                                                                ----------        ----------
Net asset value, end of period                                                                  $     9.93        $    10.00
                                                                                                ==========        ==========
TOTAL RETURN(2)                                                                                       3.06%                0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $   10,799        $    8,000
Ratio of expenses to average net assets before waivers and reimbursements                             1.57%(4)            --
Ratio of expenses to average net assets after waivers and reimbursements                              0.95%(4)            --
Ratio of net investment income (loss) to average net assets                                           3.73%(4)            --
Portfolio turnover rate(3)                                                                              64%               --


(1)   The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE CALIFORNIA FUND -- CLASS B


                                                                                          YEAR ENDED:           PERIOD ENDED:
                                                                                   -----------------------      -------------
                                                                                   10/31/2004   10/31/2003      10/31/2002(1)
                                                                                   ----------   ----------      -------------
 CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $   10.00        $   10.00
Income from investment operations:
  Net investment income (loss)                                                                       0.30             0.00
  Net realized and unrealized gain (loss) on investments                                            (0.08)            0.00
                                                                                                ---------        ---------
Total from investment operations                                                                     0.22             0.00
Less distributions:
  Dividends from net investment income                                                              (0.30)            0.00
  Distributions from capital gains                                                                   0.00             0.00
  Return of capital                                                                                  0.00             0.00
                                                                                                ---------        ---------
Total distributions                                                                                 (0.30)            0.00
                                                                                                ---------        ---------
Net asset value, end of period                                                                  $    9.92        $   10.00
                                                                                                =========        =========
TOTAL RETURN(2)                                                                                      2.23%               0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $   1,827        $   1,000
Ratio of expenses to average net assets before waivers and reimbursements                            2.32%(4)           --
Ratio of expenses to average net assets after waivers and reimbursements                             1.65%(4)           --
Ratio of net investment income (loss) to average net assets                                          3.07%(4)           --
Portfolio turnover rate(3)                                                                             64%              --


(1)   The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE CALIFORNIA FUND -- CLASS C


                                                                                          YEAR ENDED:          PERIOD ENDED:
                                                                                   -----------------------     -------------
                                                                                   10/31/2004   10/31/2003     10/31/2002(1)
                                                                                   ----------   ----------     -------------
 CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $   10.00        $   10.00
Income from investment operations:
  Net investment income (loss)                                                                       0.30             0.00
  Net realized and unrealized gain (loss) on investments                                            (0.07)            0.00
                                                                                                ---------        ---------
Total from investment operations                                                                     0.22             0.00
Less distributions:
  Dividends from net investment income                                                              (0.30)            0.00
  Distributions from capital gains                                                                   0.00             0.00
  Return of capital                                                                                  0.00             0.00
                                                                                                ---------        ---------
Total distributions                                                                                 (0.30)            0.00
                                                                                                ---------        ---------
Net asset value, end of period                                                                  $    9.93        $   10.00
                                                                                                =========        =========
TOTAL RETURN(2)                                                                                      2.34%               0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $   1,230        $   1,000
Ratio of expenses to average net assets before waivers and reimbursements                            2.18%(4)           --
Ratio of expenses to average net assets after waivers and reimbursements                             1.65%(4)           --
Ratio of net investment income (loss) to average net assets                                          3.02%(4)           --
Portfolio turnover rate(3)                                                                             64%              --


(1)   The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS A


                                                                                           YEAR ENDED:      PERIOD ENDED:
                                                                                   ------------------------ -------------
                                                                                                             2/19/2002-
                                                                                   10/31/2004 10/31/2003(5)  10/31/2002
                                                                                   ---------- -------------  ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $   10.46     $   10.29
Income from Investment Operations:
  Net investment income (loss)                                                                       0.38          0.26
  Net realized and unrealized gain (loss) on investments                                             0.05          0.16
                                                                                                ---------     ---------
Total from investment operations                                                                     0.43          0.42
Less distributions:
  Dividends from net investment income                                                              (0.38)        (0.25)
  Distributions from capital gains                                                                  (0.05)         0.00
  Return of capital                                                                                  0.00          0.00
                                                                                                ---------     ---------
Total distributions                                                                                 (0.43)        (0.25)
                                                                                                ---------     ---------
Net asset value, end of period                                                                  $   10.46     $   10.46
                                                                                                =========     =========
TOTAL RETURN(3)                                                                                      4.23%         4.16%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $   3,242     $   2,073
Ratio of expenses to average net assets before waivers and reimbursements                            1.50%         1.37%(2)
Ratio of expenses to average net assets after waivers and reimbursements                             1.15%         1.15%(2)
Ratio of net investment income (loss) to average net assets                                          3.58%         3.57%(2)
Portfolio turnover rate(4)                                                                             17%           36%


(1)   Not annualized.

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS B


                                                                                          YEAR ENDED:      PERIOD ENDED:
                                                                                 ------------------------- -------------
                                                                                                             2/19/2002-
                                                                                 10/31/2004  10/31/2003(5)   10/31/2002
                                                                                 ----------  -------------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $ 10.47       $ 10.27
Income from Investment Operations:
  Net investment income (loss)                                                                     0.31          0.20
  Net realized and unrealized gain (loss) on investments                                           0.04          0.20
                                                                                                -------       -------
Total from investment operations                                                                   0.35          0.40
Less distributions:
  Dividends from net investment income                                                            (0.31)        (0.20)
  Distributions from capital gains                                                                (0.05)         0.00
  Return of capital                                                                                0.00          0.00
                                                                                                -------       -------
Total distributions                                                                               (0.36)        (0.20)
                                                                                                -------       -------
Net asset value, end of period                                                                  $ 10.46       $ 10.47
                                                                                                =======       =======
TOTAL RETURN(3)                                                                                    3.42%         3.93%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $   532       $   238
Ratio of expenses to average net assets before waivers and reimbursements                          2.21%         2.09%(2)
Ratio of expenses to average net assets after waivers and reimbursements                           1.85%         1.85%(2)
Ratio of net investment income (loss) to average net assets                                        2.88%         2.73%(2)
Portfolio turnover rate(4)                                                                           17%           36%


(1)   Not annualized.

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS C


                                                                                         YEAR ENDED:        PERIOD ENDED:
                                                                                  ------------------------- -------------
                                                                                                              2/19/2002-
                                                                                  10/31/2004  10/31/2003(5)   10/31/2002
                                                                                  ----------  -------------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $ 10.48       $ 10.27
Income from Investment Operations:
  Net investment income (loss)                                                                     0.31          0.20
  Net realized and unrealized gain (loss) on investments                                           0.05          0.21
                                                                                                -------       -------
Total from investment operations                                                                   0.36          0.41
Less distributions:
  Dividends from net investment income                                                            (0.31)        (0.20)
  Distributions from capital gains                                                                (0.05)         0.00
  Return of capital                                                                                0.00          0.00
                                                                                                -------       -------
Total distributions                                                                               (0.36)        (0.20)
                                                                                                -------       -------
Net asset value, end of period                                                                  $ 10.48       $ 10.48
                                                                                                =======       =======
TOTAL RETURN(3)                                                                                    3.51%         4.03%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $   414       $   304
Ratio of expenses to average net assets before waivers and reimbursements                          2.09%         1.92%(2)
Ratio of expenses to average net assets after waivers and reimbursements                           1.85%         1.85%(2)
Ratio of net investment income (loss) to average net assets                                        2.88%         2.79%(2)
Portfolio turnover rate(4)                                                                           17%           36%


(1)   Not annualized.

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS A


                                                                                          YEAR ENDED:         PERIOD ENDED:
                                                                                   -----------------------    -------------
                                                                                                               2/19/2002-
                                                                                   10/31/2004   10/31/2003     10/31/2002
                                                                                   ----------   ----------     ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $    11.28     $    10.99
Income from Investment Operations:
  Net investment income (loss)                                                                        0.41           0.26
  Net realized and unrealized gain (loss) on investments                                              0.04           0.30
                                                                                                ----------     ----------
Total from investment operations                                                                      0.45           0.56
Less distributions:
  Dividends from net investment income                                                               (0.41)         (0.27)
  Distributions from capital gains                                                                   (0.25)          0.00
  Return of capital                                                                                   0.00           0.00
                                                                                                ----------     ----------
Total distributions                                                                                  (0.66)         (0.27)
                                                                                                ----------     ----------
Net asset value, end of period                                                                  $    11.07     $    11.28
                                                                                                ==========     ==========
TOTAL RETURN(3)                                                                                       4.18%          5.17%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $   21,457     $   12,192
Ratio of expenses to average net assets before waivers and reimbursements                             1.61%          1.63%(2)
Ratio of expenses to average net assets after waivers and reimbursements                              1.15%          1.15%(2)
Ratio of net investment income (loss) to average net assets                                           3.75%          3.31%(2)
Portfolio turnover rate(4)                                                                              35%            47%


(1)   Not annualized.

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS B


                                                                                         YEAR ENDED:         PERIOD ENDED:
                                                                                   -----------------------   -------------
                                                                                                               2/19/2002
                                                                                   10/31/2004   10/31/2003     10/31/2002
                                                                                   ----------   ----------   --------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $   11.21     $   10.97
Income from Investment Operations:
  Net investment income (loss)                                                                       0.33          0.20
  Net realized and unrealized gain (loss) on investments                                             0.04          0.25
                                                                                                ---------     ---------
Total from investment operations                                                                     0.37          0.45
Less distributions:
  Dividends from net investment income                                                              (0.33)        (0.21)
  Distributions from capital gains                                                                  (0.25)         0.00
  Return of capital                                                                                  0.00          0.00
                                                                                                ---------     ---------
Total distributions                                                                                 (0.58)        (0.21)
                                                                                                ---------     ---------
Net asset value, end of period                                                                  $   11.00     $   11.21
                                                                                                =========     =========
TOTAL RETURN(3)                                                                                      3.43%         4.18%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $   6,598     $   3,764
Ratio of expenses to average net assets before waivers and reimbursements                            2.33%         2.33%(2)
Ratio of expenses to average net assets after waivers and reimbursements                             1.85%         1.85%(2)
Ratio of net investment income (loss) to average net assets                                          3.05%         2.54%(2)
Portfolio turnover rate(4)                                                                             35%           47%


(1)   Not annualized.

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS C


                                                                                         YEAR ENDED:         PERIOD ENDED:
                                                                                   -----------------------   -------------
                                                                                                               2/19/2002-
                                                                                   10/31/2004   10/31/2003     10/31/2002
                                                                                   ----------   ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $   11.23     $   10.97
Income from Investment Operations:
  Net investment income (loss)                                                                       0.33          0.20
  Net realized and unrealized gain (loss) on investments                                             0.04          0.27
                                                                                                ---------     ---------
Total from investment operations                                                                     0.37          0.47
Less distributions:
  Dividends from net investment income                                                              (0.33)        (0.21)
  Distributions from capital gains                                                                  (0.25)         0.00
  Return of capital                                                                                  0.00          0.00
                                                                                                ---------     ---------
Total distributions                                                                                 (0.58)        (0.21)
                                                                                                ---------     ---------
Net asset value, end of period                                                                  $   11.02     $   11.23
                                                                                                =========     =========
TOTAL RETURN(3)                                                                                      3.42%         4.37%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $   7,588     $   3,121
Ratio of expenses to average net assets before waivers and reimbursements                            2.21%         2.18%(2)
Ratio of expenses to average net assets after waivers and reimbursements                             1.85%         1.85%(2)
Ratio of net investment income (loss) to average net assets                                          3.06%         2.57%(2)
Portfolio turnover rate(4)                                                                             35%           47%


(1)   Not annualized.

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NEW YORK FUND -- CLASS A


                                                                                          YEAR ENDED:         PERIOD ENDED:
                                                                                   -----------------------    -------------
                                                                                   10/31/2004   10/31/2003    10/31/2002(1)
                                                                                   ----------   ----------    -------------
 CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $   10.00        $   10.00
Income from investment operations:
  Net investment income (loss)                                                                       0.34             0.00
  Net realized and unrealized gain (loss) on investments                                             0.16             0.00
                                                                                                ---------        ---------
Total from investment operations                                                                     0.50             0.00
Less distributions:
  Dividends from net investment income                                                              (0.35)            0.00
  Distributions from capital gains                                                                   0.00             0.00
  Return of capital                                                                                  0.00             0.00
                                                                                                ---------        ---------
Total distributions                                                                                 (0.35)            0.00
                                                                                                ---------        ---------
Net asset value, end of period                                                                  $   10.15        $   10.00
                                                                                                =========        =========
TOTAL RETURN(2)                                                                                      5.03%               0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $   8,602        $   8,000
Ratio of expenses to average net assets before waivers and reimbursements                            1.63%(4)           --
Ratio of expenses to average net assets after waivers and reimbursements                             0.95%(4)           --
Ratio of net investment income (loss) to average net assets                                          3.34%(4)           --
Portfolio turnover rate(3)                                                                             54%              --


(1)   The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NEW YORK FUND -- CLASS B


                                                                                           YEAR ENDED:         PERIOD ENDED:
                                                                                   -----------------------     -------------
                                                                                   10/31/2004   10/31/2003     10/31/2002(1)
                                                                                   ----------   ----------     -------------
 CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $   10.00        $   10.00
Income from investment operations:
  Net investment income (loss)                                                                       0.27             0.00
  Net realized and unrealized gain (loss) on investments                                             0.16             0.00
                                                                                                ---------        ---------
Total from investment operations                                                                     0.43             0.00
Less distributions:
  Dividends from net investment income                                                              (0.28)            0.00
  Distributions from capital gains                                                                   0.00             0.00
  Return of capital                                                                                  0.00             0.00
                                                                                                ---------        ---------
Total distributions                                                                                 (0.28)            0.00
                                                                                                ---------        ---------
Net asset value, end of period                                                                  $   10.15        $   10.00
                                                                                                =========        =========
TOTAL RETURN(2)                                                                                      4.30%               0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $   1,051        $   1,000
Ratio of expenses to average net assets before waivers and reimbursements                            2.38%(4)           --
Ratio of expenses to average net assets after waivers and reimbursements                             1.65%(4)           --
Ratio of net investment income (loss) to average net assets                                          2.64%(4)           --
Portfolio turnover rate(3)                                                                             54%              --


(1)   The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NEW YORK FUND -- CLASS C


                                                                                           YEAR ENDED:         PERIOD ENDED:
                                                                                   -----------------------     -------------
                                                                                   10/31/2004   10/31/2003     10/31/2002(1)
                                                                                   ----------   ----------     -------------
 CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                            $   10.00        $   10.00
Income from investment operations:
  Net investment income (loss)                                                                       0.27             0.00
  Net realized and unrealized gain (loss) on investments                                             0.16             0.00
                                                                                                ---------        ---------
Total from investment operations                                                                     0.43             0.00
Less distributions:
  Dividends from net investment income                                                              (0.28)            0.00
  Distributions from capital gains                                                                   0.00             0.00
  Return of capital                                                                                  0.00             0.00
                                                                                                ---------        ---------
Total distributions                                                                                 (0.28)            0.00
                                                                                                ---------        ---------
Net asset value, end of period                                                                  $   10.15        $   10.00
                                                                                                =========        =========
TOTAL RETURN(2)                                                                                      4.30%               0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                        $   1,393        $   1,000
Ratio of expenses to average net assets before waivers and reimbursements                            2.26%(4)           --
Ratio of expenses to average net assets after waivers and reimbursements                             1.65%(4)           --
Ratio of net investment income (loss) to average net assets                                          2.67%(4)           --
Portfolio turnover rate(3)                                                                             54%              --


(1)   The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TOTAL RETURN BOND FUND -- CLASS A



                                                            YEAR ENDED:                    PERIOD ENDED:
                                         ------------------------------------------------   1/1/2000-      YEAR ENDED:
                                         10/31/2004 10/31/2003  10/31/2002(6)  10/31/2001  10/31/2000(5)   12/31/1999
                                         ---------- ----------  -------------  ----------  -------------   -----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $    10.78  $     10.90   $     10.14  $      9.93     $     10.76
Income from Investment Operations:
  Net investment income (loss)                            0.49         0.47          0.55         0.50            0.54
  Net realized and unrealized gain
   (loss) on investments                                  0.48         0.00          0.73         0.19           (0.83)
                                                    ----------   ----------    ----------   ----------      ----------
Total from investment operations                          0.97         0.47          1.28         0.69           (0.29)
Less distributions:
  Dividends from net investment income                   (0.50)       (0.52)        (0.52)       (0.48)          (0.52)
  Distributions from capital gains                       (0.11)       (0.07)         0.00         0.00           (0.02)
  Return of capital                                       0.00         0.00          0.00         0.00            0.00
                                                    ----------  -----------    ----------   ----------      ----------
Total distributions                                      (0.61)       (0.59)        (0.52)       (0.48)          (0.54)
                                                    ----------  -----------    ----------   ----------      ----------
Net asset value, end of period                      $    11.14  $     10.78   $     10.90  $     10.14     $      9.93
                                                    ==========  ===========   ===========  ===========     ===========
TOTAL RETURN(1)                                           9.16%        4.50%        12.96%        7.17%(2)       (2.71%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $  268,655  $   215,083   $   122,423  $    37,290     $    57,320
Ratio of expenses to average net assets
  before waivers and reimbursements                       1.40%        1.42%         1.30%        1.29%(3)        1.29%
Ratio of expenses to average net assets
  after waivers and reimbursements                        1.25%        1.25%         1.25%        1.24%(3)        1.24%
Ratio of net investment income (loss) to
  average net assets                                      3.39%        4.65%         5.00%        5.88%(3)        5.32%
Portfolio turnover rate(4)                                 199%         149%          196%         140%            113%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)   The fund's fiscal year end changed to October 31st.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TOTAL RETURN BOND FUND -- CLASS B



                                                            YEAR ENDED:                    PERIOD ENDED:
                                         -------------------------------------------------   1/1/2000-       YEAR ENDED:
                                         10/31/2004 10/31/2003  10/31/2002(6)  10/31/2001  10/31/2000(5)     12/31/1999
                                         ---------- ----------  ------------- ------------ -------------    ------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $   10.73   $     10.85   $     10.10   $      9.90     $    10.72
Income from Investment Operations:
  Net investment income (loss)                           0.42          0.40          0.48          0.43           0.47
  Net realized and unrealized gain
   (loss) on investments                                 0.47          0.00          0.72          0.20          (0.82)
                                                    ---------   -----------   -----------   -----------     ----------
Total from investment operations                         0.89          0.40          1.20          0.63          (0.35)
Less distributions:
  Dividends from net investment income                  (0.42)        (0.45)        (0.45)        (0.43)         (0.45)
  Distributions from capital gains                      (0.11)        (0.07)         0.00          0.00          (0.02)
  Return of capital                                      0.00          0.00          0.00          0.00           0.00
                                                    ---------   -----------   -----------   -----------     ----------
Total distributions                                     (0.53)        (0.52)        (0.45)        (0.43)         (0.47)
                                                    ---------   -----------   -----------   -----------     ----------
Net asset value, end of period                      $   11.09   $     10.73   $     10.85   $     10.10     $     9.90
                                                    =========   ===========   ===========   ===========     ==========
TOTAL RETURN(1)                                          8.44%         3.77%        12.12%         6.48%(2)      (3.30%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $ 106,077   $    98,028   $    55,999   $    22,197     $   21,442
Ratio of expenses to average net assets
  before waivers and reimbursements                      2.13%         2.10%         1.96%         1.95%(3)       1.94%
Ratio of expenses to average net assets
  after waivers and reimbursements                       1.95%         1.95%         1.95%         1.95%(3)       1.94%
Ratio of net investment income (loss) to
  average net assets                                     2.70%         3.92%         4.30%         5.17%(3)       4.62%
Portfolio turnover rate(4)                                199%          149%          196%          140%           113%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)   The fund's fiscal year end changed to October 31st.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TOTAL RETURN BOND FUND -- CLASS C



                                                             YEAR ENDED:                     PERIOD ENDED:         YEAR
                                          --------------------------------------------------   1/1/2000-           ENDED:
                                          10/31/2004 10/31/2003  10/31/2002(7)  10/31/2001   10/31/2000(5)      12/31/1999(6)
                                          ---------- ----------- ------------- ------------- -------------      -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                             $    10.77   $     10.89   $     10.14   $      9.93       $    10.76
Income from Investment Operations:
   Net investment income (loss)                            0.42          0.40          0.49          0.44             0.47
   Net realized and unrealized
     gain (loss) on investments                            0.46          0.00          0.71          0.20            (0.82)
                                                     ----------   -----------   -----------   -----------       ----------
Total from investment operations                           0.88          0.40          1.20          0.64            (0.35)
Less distributions:
  Dividends from net investment
   income                                                 (0.42)        (0.45)        (0.45)        (0.43)           (0.46)
  Distributions from capital gains                        (0.11)        (0.07)         0.00          0.00            (0.02)
  Return of capital                                        0.00          0.00          0.00          0.00             0.00
                                                     ----------   -----------   -----------   -----------       ----------
Total distributions                                       (0.53)        (0.52)        (0.45)        (0.43)           (0.48)
                                                     ----------   -----------   -----------   -----------       ----------
Net asset value, end of period                       $    11.12   $     10.77   $     10.89   $     10.14       $     9.93
                                                     ==========   ===========   ===========   ===========       ==========
TOTAL RETURN(1)                                            8.31%         3.80%        12.12%         6.55%(3)        (3.36%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                                         $  110,214   $   107,479   $    62,222   $    16,886       $   18,136
Ratio of expenses to average net
  assets before waivers and
  reimbursements                                           2.01%         1.98%         1.97%         1.94%(4)         1.97%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                                           1.95%         1.95%         1.95%         1.94%(4)         1.95%
Ratio of net investment income
  (loss) to average net assets                             2.71%         3.92%         4.30%         5.18%(4)         4.62%
Portfolio turnover rate(2)                                  199%          149%          196%          140%             113%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3)   Not annualized.



(4)   Annualized.



(5)   The fund's fiscal year end changed to October 31st.



(6) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.



(7) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS A


                                                                                    YEAR ENDED:           PERIOD ENDED:
                                                                             -------------------------      2/19/2002-
                                                                             10/31/2004     10/31/2003      10/31/2002
                                                                             ----------     ----------    --------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                        $     9.88    $     9.50
Income from Investment Operations:
  Net investment income (loss)                                                                    0.41          0.26
  Net realized and unrealized gain (loss) on investments                                         (0.21)         0.38
                                                                                            ----------    ----------
Total from investment operations                                                                  0.20          0.64
Less distributions:
  Dividends from net investment income                                                           (0.41)        (0.26)
  Distributions from capital gains                                                                0.00          0.00
  Return of capital                                                                               0.00          0.00
                                                                                            ----------    ----------
Total distributions                                                                              (0.41)        (0.26)
                                                                                            ----------    ----------
Net asset value, end of period                                                              $     9.67    $     9.88
                                                                                            ==========    ==========
TOTAL RETURN(3)                                                                                   2.06%         6.87%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                    $   65,337    $   75,245
Ratio of expenses to average net assets before waivers and reimbursements                         1.48%         1.59%(2)
Ratio of expenses to average net assets after waivers and reimbursements                          1.20%         1.20%(2)
Ratio of net investment income (loss) to average net assets                                       4.11%         3.58%(2)
Portfolio turnover rate(4)                                                                         108%          218%


(1)   Not annualized.

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS B


                                                                                   YEAR ENDED:                PERIOD ENDED:
                                                                           ----------------------------       2/19/2002-
                                                                           10/31/2004       10/31/2003        10/31/2002
                                                                           ----------      ------------      --------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                       $     9.84        $    9.46
Income from Investment Operations:
  Net investment income (loss)                                                                   0.33             0.21
  Net realized and unrealized gain (loss) on investments                                        (0.19)            0.38
                                                                                           ----------        ---------
Total from investment operations                                                                 0.14             0.59
Less distributions:
  Dividends from net investment income                                                          (0.34)           (0.21)
  Distributions from capital gains                                                               0.00             0.00
  Return of capital                                                                              0.00             0.00
                                                                                           ----------        ---------
Total distributions                                                                             (0.34)           (0.21)
                                                                                           ----------        ---------
Net asset value, end of period                                                             $     9.64        $    9.84
                                                                                           ==========        =========
TOTAL RETURN(3)                                                                                  1.45%            6.36%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                   $   38,210        $  39,276
Ratio of expenses to average net assets before waivers and reimbursements                        2.21%            2.28%(2)
Ratio of expenses to average net assets after waivers and reimbursements                         1.90%            1.90%(2)
Ratio of net investment income (loss) to average net assets                                      3.41%            2.87%(2)
Portfolio turnover rate(4)                                                                        218%             218%


(1)   Not annualized.

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS C


                                                                                       YEAR ENDED:          PERIOD ENDED:
                                                                                ------------------------     2/19/2002-
                                                                                10/31/2004   10/31/2003      10/31/2002
                                                                                ----------   -----------    -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                         $     9.84     $    9.46
Income from Investment Operations:
  Net investment income (loss)                                                                     0.33          0.21
  Net realized and unrealized gain (loss) on investments                                          (0.20)         0.38
                                                                                             ----------     ---------
Total from investment operations                                                                   0.13          0.59
Less distributions:
  Dividends from net investment income                                                            (0.34)        (0.21)
  Distributions from capital gains                                                                 0.00          0.00
  Return of capital                                                                                0.00          0.00
                                                                                             ----------     ---------
Total distributions                                                                               (0.34)        (0.21)
                                                                                             ----------     ---------
Net asset value, end of period                                                               $     9.63          9.84
                                                                                             ==========     =========
TOTAL RETURN(3)                                                                                    1.34%         6.36%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                     $   26,626     $  40,708
Ratio of expenses to average net assets before waivers and reimbursements                          2.07%         2.11%(2)
Ratio of expenses to average net assets after waivers and reimbursements                           1.90%         1.90%(2)
Ratio of net investment income (loss) to average net assets                                        3.43%         2.86%(2)
Portfolio turnover rate(4)                                                                          108%          218%


(1)   Not annualized.

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE FUND -- CLASS A


                                                                                     YEAR ENDED:                    PERIOD ENDED:
                                                                  -----------------------------------------------      4/30/2001-
                                                                  10/31/2004         10/31/2003(6)  10/31/2002(6)   10/31/2001(1)
                                                                  ----------         -------------  -------------  ---------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                 $     7.59     $     9.02     $    10.00
Income from investment operations:
  Net investment income (loss)                                                             0.08           0.05           0.01
  Net realized and unrealized gain (loss) on investments                                   1.31          (1.43)         (0.99)
                                                                                     ----------     ----------     ----------
Total from investment operations                                                           1.39          (1.38)         (0.98)
Less distributions:
  Dividends from net investment income                                                    (0.06)          0.00           0.00
  Distributions from capital gains                                                         0.00          (0.05)          0.00
  Return of capital                                                                        0.00           0.00           0.00
                                                                                     ----------     ----------     ----------
Total distributions                                                                       (0.06)         (0.05)          0.00
                                                                                     ----------     ----------     ----------
Net asset value, end of period                                                       $     8.92     $     7.59     $     9.02
                                                                                     ==========     ==========     ==========
TOTAL RETURN(2)                                                                           18.43%        (15.42%)        (9.80%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                             $   42,101     $   30,010     $   13,728
Ratio of expenses to average net assets before waivers and                                 1.57%          1.63%          1.66%(4)
reimbursements
Ratio of expenses to average net assets after waivers and                                  1.45%          1.45%          1.45%(4)
reimbursements
Ratio of net investment income (loss) to average net assets                                1.02%          0.69%          0.53%(4)
Portfolio turnover rate(3)                                                                   35%            35%            12%


(1)   The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

(5)   Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE FUND -- CLASS B


                                                                                     YEAR ENDED:                    PERIOD ENDED:
                                                                  -----------------------------------------------     4/30/2001-
                                                                  10/31/2004         10/31/2003(6)  10/31/2002(6)   10/31/2001(1)
                                                                  ----------         -------------  -------------  ---------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                    $    7.51    $    8.99     $   10.00
Income from investment operations:
  Net investment income (loss)                                                               0.03        (0.02)         0.00
  Net realized and unrealized gain (loss) on investments                                     1.29        (1.41)        (1.01)
                                                                                        ---------    ---------     ---------
Total from investment operations                                                             1.32        (1.43)        (1.01)
Less distributions:/
  Dividends from net investment income                                                       0.00         0.00          0.00
  Distributions from capital gains                                                           0.00        (0.05)         0.00
  Return of capital                                                                          0.00         0.00          0.00
                                                                                        ---------    ---------     ---------
Total distributions                                                                          0.00        (0.05)         0.00
                                                                                        ---------    ---------     ---------
Net asset value, end of period                                                          $    8.83    $    7.51     $    8.99
                                                                                        =========    =========     =========
TOTAL RETURN(2)                                                                             17.58%      (16.03%)      (10.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                $   7,305    $   5,222     $   2,029
Ratio of expenses to average net assets before waivers and                                   2.30%        2.31%         2.36%(4)
reimbursements
Ratio of expenses to average net assets after waivers and                                    2.15%        2.15%         2.15%(4)
reimbursements
Ratio of net investment income (loss) to average net assets                                  0.32%       (0.02%)       (0.17%)(4)
Portfolio turnover rate(3)                                                                     35%          35%           12%


(1)   The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

(5)   Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE FUND -- CLASS C


                                                                                      YEAR ENDED:                   PERIOD ENDED:
                                                                     --------------------------------------------     4/30/2001-
                                                                     10/31/2004      10/31/2003(6)  10/31/2002(6)   10/31/2001(1)
                                                                     ----------      -------------  -------------  ---------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                  $     7.51    $     8.99     $    10.00
Income from investment operations:
  Net investment income (loss)                                                              0.03         (0.02)          0.00
  Net realized and unrealized gain (loss) on investments                                    1.29         (1.41)         (1.01)
                                                                                      ----------    ----------     ----------
Total from investment operations                                                            1.32         (1.43)         (1.01)
Less distributions:
  Dividends from net investment income                                                      0.00          0.00           0.00
  Distributions from capital gains                                                          0.00         (0.05)          0.00
  Return of capital                                                                         0.00          0.00           0.00
                                                                                      ----------    ----------     ----------
Total distributions                                                                         0.00         (0.05)          0.00
                                                                                      ----------    ----------     ----------
Net asset value, end of period                                                        $     8.83    $     7.51     $     8.99
                                                                                      ==========    ==========     ==========
TOTAL RETURN(2)                                                                            17.58%       (16.03%)       (10.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                              $   10,231    $    9,110     $    4,769
Ratio of expenses to average net assets before waivers and                                  2.18%         2.21%          2.34%(4)
reimbursements
Ratio of expenses to average net assets after waivers and                                   2.15%         2.15%          2.15%(4)
reimbursements
Ratio of net investment income (loss) to average net assets                                 0.32%        (0.04%)        (0.17%)(4)
Portfolio turnover rate(3)                                                                    35%           35%            12%


(1)   The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)   Annualized.

(5)   Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS A


                                                                                      YEAR ENDED:                PERIOD ENDED:
                                                                            ------------------------------        2/19/2002-
                                                                            10/31/2004         10/31/2003         10/31/2002
                                                                            ----------         -----------      --------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                           $    9.26        $   11.73
Income from Investment Operations:
  Net investment income (loss)                                                                     (0.01)            0.00
  Net realized and unrealized gain (loss) on investments                                            2.90            (2.47)
                                                                                               ---------        ---------
Total from investment operations                                                                    2.89            (2.47)
Less distributions:
  Dividends from net investment income                                                              0.00             0.00
  Distributions from capital gains                                                                  0.00             0.00
  Return of capital                                                                                 0.00             0.00
                                                                                               ---------        ---------
Total distributions                                                                                 0.00             0.00
                                                                                               ---------        ---------
Net asset value, end of period                                                                 $   12.15        $    9.26
                                                                                               =========        =========
TOTAL RETURN(3)                                                                                    31.21%          (21.06%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                       $   5,917        $   2,600
Ratio of expenses to average net assets before waivers and reimbursements                           1.92%            1.92%(2)
Ratio of expenses to average net assets after waivers and reimbursements                            1.45%            1.45%(2)
Ratio of net investment income (loss) to average net assets                                        (0.10%)           0.04%(2)
Portfolio turnover rate(4)                                                                            57%              70%


(1)   Not annualized.

(2)   Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS B


                                                                                      YEAR ENDED:                PERIOD ENDED:
                                                                            ------------------------------         2/19/2002-
                                                                            10/31/2004         10/31/2003         10/31/2002
                                                                            ----------         -----------      --------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                           $    8.84         $   11.26
Income from Investment Operations:
  Net investment income (loss)                                                                     (0.04)            (0.02)
  Net realized and unrealized gain (loss) on investments                                            2.73             (2.40)
                                                                                               ---------         ---------
Total from investment operations                                                                    2.69             (2.42)
Less distributions:
  Dividends from net investment income                                                              0.00              0.00
  Distributions from capital gains                                                                  0.00              0.00
  Return of capital                                                                                 0.00              0.00
                                                                                               ---------         ---------
Total distributions                                                                                 0.00              0.00
                                                                                               ---------         ---------
Net asset value, end of period                                                                 $   11.53         $    8.84
                                                                                               =========         =========
TOTAL RETURN(3)                                                                                    30.43%           (21.45%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                       $   1,932         $     481
Ratio of expenses to average net assets before waivers and reimbursements                           2.63%             2.61%(2)
Ratio of expenses to average net assets after waivers and reimbursements                            2.15%             2.15%(2)
Ratio of net investment income (loss) to average net assets                                        (0.80%)           (0.71%)(2)
Portfolio turnover rate(4)                                                                            57%               70%


(1)   Not annualized.

(2)   Annualized

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS C


                                                                                       YEAR ENDED:               PERIOD ENDED:
                                                                            ------------------------------         2/19/2002-
                                                                            10/31/2004         10/31/2003         10/31/2002
                                                                            ----------         -----------      --------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                           $    8.85        $   11.26
Income from Investment Operations:
  Net investment income (loss)                                                                     (0.04)           (0.02)
  Net realized and unrealized gain (loss) on investments                                            2.72            (2.39)
                                                                                               ---------        ---------
Total from investment operations                                                                    2.68            (2.41)
Less distributions:
  Dividends from net investment income                                                              0.00             0.00
  Distributions from capital gains                                                                  0.00             0.00
  Return of capital                                                                                 0.00             0.00
                                                                                               ---------        ---------
Total distributions                                                                                 0.00             0.00
                                                                                               ---------        ---------
Net asset value, end of period                                                                 $   11.53        $    8.85
                                                                                               =========        =========
TOTAL RETURN(3)                                                                                    30.28%          (21.41%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                       $   1,613        $     430
Ratio of expenses to average net assets before waivers and reimbursements                           2.51%            2.48%(2)
Ratio of expenses to average net assets after waivers and reimbursements                            2.15%            2.15%(2)
Ratio of net investment income (loss) to average net assets                                        (0.81%)          (0.75%)(2)
Portfolio turnover rate(4)                                                                            57%              70%


(1)   Not annualized.

(2)   Annualized

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS


THE HARTFORD AGGRESSIVE GROWTH ALLOCATION -- CLASS A



                                                                               PERIOD
                                                                                ENDED:
                                                                              5/28/2004-
                                                                            10/31/2004(5)
                                                                            --------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $    10.00
Income from Investment Operations:
  Net investment income (loss)                                                    0.02
  Net realized and unrealized gain (loss) on investments                          0.35
Total from investment operations                                                  0.37
Less distributions:
  Dividends from net investment income                                            0.00
  Distributions from capital gains                                                0.00
  Return of capital                                                               0.00
Total distributions                                                               0.00
Net asset value, end of period                                              $    10.37
TOTAL RETURN(3)                                                                   3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $   26,649
Ratio of expenses to average net assets before waivers and reimbursements         1.53%(2)
Ratio of expenses to average net assets after waivers and reimbursements          0.73%(2)
Ratio of net investment income (loss) to average net assets                       1.81%(2)
Portfolio turnover rate(4)                                                           1%



(1)   Not annualized.



(2)   Annualized.



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.



(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



(5)   The fund commenced operations on 5/28/2004.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS



THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND -- CLASS B



                                                                            PERIOD ENDED:
                                                                             5/28/2004-
                                                                            10/31/2004(5)
                                                                            --------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $    10.00
Income from Investment Operations:
  Net investment income (loss)                                                    0.02
  Net realized and unrealized gain (loss) on investments                          0.35
Total from investment operations                                                  0.37
Less distributions:
  Dividends from net investment income                                            0.00
  Distributions from capital gains                                                0.00
  Return of capital                                                               0.00
Total distributions                                                               0.00
Net asset value, end of period                                              $    10.37
TOTAL RETURN(3)                                                                   3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $   26,649
Ratio of expenses to average net assets before waivers and reimbursements         1.53%(2)
Ratio of expenses to average net assets after waivers and reimbursements          0.73%(2)
Ratio of net investment income (loss) to average net assets                       1.81%(2)
Portfolio turnover rate(4)                                                           1%



(1)   Not annualized.



(2)   Annualized.



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.



(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



(5)   The fund commenced operations on 5/28/2004.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS



THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND -- CLASS C



                                                                            PERIOD ENDED:
                                                                             5/28/2004-
                                                                            10/31/2004(5)
                                                                            --------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $    10.00
Income from Investment Operations:
  Net investment income (loss)                                                    0.02
  Net realized and unrealized gain (loss) on investments                          0.35
Total from investment operations                                                  0.37
Less distributions:
  Dividends from net investment income                                            0.00
  Distributions from capital gains                                                0.00
  Return of capital                                                               0.00
Total distributions                                                               0.00
Net asset value, end of period                                              $    10.37
TOTAL RETURN(3)                                                                   3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $   26,649
Ratio of expenses to average net assets before waivers and reimbursements         1.53%(2)
Ratio of expenses to average net assets after waivers and reimbursements          0.73%(2)
Ratio of net investment income (loss) to average net assets                       1.81%(2)
Portfolio turnover rate(4)                                                           1%



(1)   Not annualized.



(2)   Annualized.



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.



(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



(5)   The fund commenced operations on 5/28/2004.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS



THE HARTFORD GROWTH ALLOCATION FUND -- CLASS A



                                                                            PERIOD ENDED:
                                                                             5/28/2004-
                                                                            10/31/2004(5)
                                                                            --------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $    10.00
Income from Investment Operations:
  Net investment income (loss)                                                    0.02
  Net realized and unrealized gain (loss) on investments                          0.35
Total from investment operations                                                  0.37
Less distributions:
  Dividends from net investment income                                            0.00
  Distributions from capital gains                                                0.00
  Return of capital                                                               0.00
Total distributions                                                               0.00
Net asset value, end of period                                              $    10.37
TOTAL RETURN(3)                                                                   3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $   26,649
Ratio of expenses to average net assets before waivers and reimbursements         1.53%(2)
Ratio of expenses to average net assets after waivers and reimbursements          0.73%(2)
Ratio of net investment income (loss) to average net assets                       1.81%(2)
Portfolio turnover rate(4)                                                           1%



(1)   Not annualized.



(2)   Annualized.



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.



(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



(5)   The fund commenced operations on 5/28/2004.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS



THE HARTFORD GROWTH ALLOCATION FUND -- CLASS B



                                                                            PERIOD ENDED:
                                                                             5/28/2004-
                                                                            10/31/2004(5)
                                                                            --------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $    10.00
Income from Investment Operations:
  Net investment income (loss)                                                    0.02
  Net realized and unrealized gain (loss) on investments                          0.35
Total from investment operations                                                  0.37
Less distributions:
  Dividends from net investment income                                            0.00
  Distributions from capital gains                                                0.00
  Return of capital                                                               0.00
Total distributions                                                               0.00
Net asset value, end of period                                              $    10.37
TOTAL RETURN(3)                                                                   3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $   26,649
Ratio of expenses to average net assets before waivers and reimbursements         1.53%(2)
Ratio of expenses to average net assets after waivers and reimbursements          0.73%(2)
Ratio of net investment income (loss) to average net assets                       1.81%(2)
Portfolio turnover rate(4)                                                           1%



(1)   Not annualized.



(2)   Annualized.



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.



(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



(5)   The fund commenced operations on 5/28/2004.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS



THE HARTFORD GROWTH ALLOCATION FUND -- CLASS C



                                                                            PERIOD ENDED:
                                                                             5/28/2004-
                                                                            10/31/2004(5)
                                                                            --------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $    10.00
Income from Investment Operations:
  Net investment income (loss)                                                    0.02
  Net realized and unrealized gain (loss) on investments                          0.35
Total from investment operations                                                  0.37
Less distributions:
  Dividends from net investment income                                            0.00
  Distributions from capital gains                                                0.00
  Return of capital                                                               0.00
Total distributions                                                               0.00
Net asset value, end of period                                              $    10.37
TOTAL RETURN(3)                                                                   3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $   26,649
Ratio of expenses to average net assets before waivers and reimbursements         1.53%(2)
Ratio of expenses to average net assets after waivers and reimbursements          0.73%(2)
Ratio of net investment income (loss) to average net assets                       1.81%(2)
Portfolio turnover rate(4)                                                           1%



(1)   Not annualized.



(2)   Annualized.



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.



(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



(5)   The fund commenced operations on 5/28/2004.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS



THE HARTFORD BALANCED ALLOCATION FUND -- CLASS A



                                                                            PERIOD ENDED:
                                                                             5/28/2004-
                                                                            10/31/2004(5)
                                                                            --------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $    10.00
Income from Investment Operations:
  Net investment income (loss)                                                    0.02
  Net realized and unrealized gain (loss) on investments                          0.35
Total from investment operations                                                  0.37
Less distributions:
  Dividends from net investment income                                            0.00
  Distributions from capital gains                                                0.00
  Return of capital                                                               0.00
Total distributions                                                               0.00
Net asset value, end of period                                              $    10.37
TOTAL RETURN(3)                                                                   3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $   26,649
Ratio of expenses to average net assets before waivers and reimbursements         1.53%(2)
Ratio of expenses to average net assets after waivers and reimbursements          0.73%(2)
Ratio of net investment income (loss) to average net assets                       1.81%(2)
Portfolio turnover rate(4)                                                           1%



(1)   Not annualized.



(2)   Annualized.



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.



(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



(5)   The fund commenced operations on 5/28/2004.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS



THE HARTFORD BALANCED ALLOCATION FUND -- CLASS B



                                                                             PERIOD ENDED:
                                                                              5/28/2004-
                                                                             10/31/2004(5)
                                                                            --------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $    10.00
Income from Investment Operations:
  Net investment income (loss)                                                    0.02
  Net realized and unrealized gain (loss) on investments                          0.35
Total from investment operations                                                  0.37
Less distributions:
  Dividends from net investment income                                            0.00
  Distributions from capital gains                                                0.00
  Return of capital                                                               0.00
Total distributions                                                               0.00
Net asset value, end of period                                              $    10.37
TOTAL RETURN(3)                                                                   3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $   26,649
Ratio of expenses to average net assets before waivers and reimbursements         1.53%(2)
Ratio of expenses to average net assets after waivers and reimbursements          0.73%(2)
Ratio of net investment income (loss) to average net assets                       1.81%(2)
Portfolio turnover rate(4)                                                           1%



(1)   Not annualized.



(2)   Annualized.



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.



(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



(5)   The fund commenced operations on 5/28/2004.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS



THE HARTFORD BALANCED ALLOCATION FUND -- CLASS C



                                                                            PERIOD ENDED:
                                                                             5/28/2004-
                                                                            10/31/2004(5)
                                                                            --------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $    10.00
Income from Investment Operations:
  Net investment income (loss)                                                    0.02
  Net realized and unrealized gain (loss) on investments                          0.35
Total from investment operations                                                  0.37
Less distributions:
  Dividends from net investment income                                            0.00
  Distributions from capital gains                                                0.00
  Return of capital                                                               0.00
Total distributions                                                               0.00
Net asset value, end of period                                              $    10.37
TOTAL RETURN(3)                                                                   3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $   26,649
Ratio of expenses to average net assets before waivers and reimbursements         1.53%(2)
Ratio of expenses to average net assets after waivers and reimbursements          0.73%(2)
Ratio of net investment income (loss) to average net assets                       1.81%(2)
Portfolio turnover rate(4)                                                           1%



(1)   Not annualized.



(2)   Annualized.



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.



(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



(5)   The fund commenced operations on 5/28/2004.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS



THE HARTFORD CONSERVATIVE ALLOCATION FUND -- CLASS A



                                                                            PERIOD ENDED:
                                                                             5/28/2004-
                                                                            10/31/2004(5)
                                                                            --------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $    10.00
Income from Investment Operations:
  Net investment income (loss)                                                    0.02
  Net realized and unrealized gain (loss) on investments                          0.35
Total from investment operations                                                  0.37
Less distributions:
  Dividends from net investment income                                            0.00
  Distributions from capital gains                                                0.00
  Return of capital                                                               0.00
Total distributions                                                               0.00
Net asset value, end of period                                              $    10.37
TOTAL RETURN(3)                                                                   3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $   26,649
Ratio of expenses to average net assets before waivers and reimbursements         1.53%(2)
Ratio of expenses to average net assets after waivers and reimbursements          0.73%(2)
Ratio of net investment income (loss) to average net assets                       1.81%(2)
Portfolio turnover rate(4)                                                           1%



(1)   Not annualized.



(2)   Annualized.



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.



(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



(5)   The fund commenced operations on 5/28/2004.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS



THE HARTFORD CONSERVATIVE ALLOCATION FUND -- CLASS B



                                                                            PERIOD ENDED:
                                                                             5/28/2004-
                                                                            10/31/2004(5)
                                                                            --------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $    10.00
Income from Investment Operations:
  Net investment income (loss)                                                    0.02
  Net realized and unrealized gain (loss) on investments                          0.35
Total from investment operations                                                  0.37
Less distributions:
  Dividends from net investment income                                            0.00
  Distributions from capital gains                                                0.00
  Return of capital                                                               0.00
Total distributions                                                               0.00
Net asset value, end of period                                              $    10.37
TOTAL RETURN(3)                                                                   3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $   26,649
Ratio of expenses to average net assets before waivers and reimbursements         1.53%(2)
Ratio of expenses to average net assets after waivers and reimbursements          0.73%(2)
Ratio of net investment income (loss) to average net assets                       1.81%(2)
Portfolio turnover rate(4)                                                           1%



(1)   Not annualized.



(2)   Annualized.



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.



(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



(5)   The fund commenced operations on 5/28/2004.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS



THE HARTFORD CONSERVATIVE ALLOCATION FUND -- CLASS C



                                                                            PERIOD ENDED:
                                                                             5/28/2004-
                                                                            10/31/2004(5)
                                                                            --------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $    10.00
Income from Investment Operations:
  Net investment income (loss)                                                    0.02
  Net realized and unrealized gain (loss) on investments                          0.35
Total from investment operations                                                  0.37
Less distributions:
  Dividends from net investment income                                            0.00
  Distributions from capital gains                                                0.00
  Return of capital                                                               0.00
Total distributions                                                               0.00
Net asset value, end of period                                              $    10.37
TOTAL RETURN(3)                                                                   3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $   26,649
Ratio of expenses to average net assets before waivers and reimbursements         1.53%(2)
Ratio of expenses to average net assets after waivers and reimbursements          0.73%(2)
Ratio of net investment income (loss) to average net assets                       1.81%(2)
Portfolio turnover rate(4)                                                           1%



(1)   Not annualized.



(2)   Annualized.



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.



(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



(5)   The fund commenced operations on 5/28/2004.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS



THE HARTFORD INCOME ALLOCATION FUND -- CLASS A



                                                                            PERIOD ENDED:
                                                                             5/28/2004-
                                                                            10/31/2004(5)
                                                                            --------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $    10.00
Income from Investment Operations:
  Net investment income (loss)                                                    0.02
  Net realized and unrealized gain (loss) on investments                          0.35
Total from investment operations                                                  0.37
Less distributions:
  Dividends from net investment income                                            0.00
  Distributions from capital gains                                                0.00
  Return of capital                                                               0.00
Total distributions                                                               0.00
Net asset value, end of period                                              $    10.37
TOTAL RETURN(3)                                                                   3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $   26,649
Ratio of expenses to average net assets before waivers and reimbursements         1.53%(2)
Ratio of expenses to average net assets after waivers and reimbursements          0.73%(2)
Ratio of net investment income (loss) to average net assets                       1.81%(2)
Portfolio turnover rate(4)                                                           1%



(1)   Not annualized.



(2)   Annualized.



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.



(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



(5)   The fund commenced operations on 5/28/2004.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS



THE HARTFORD INCOME ALLOCATION FUND -- CLASS B



                                                                            PERIOD ENDED:
                                                                             5/28/2004-
                                                                            10/31/2004(5)
                                                                            --------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                        $    10.00
Income from Investment Operations:
  Net investment income (loss)                                                    0.02
  Net realized and unrealized gain (loss) on investments                          0.35
Total from investment operations                                                  0.37
Less distributions:
  Dividends from net investment income                                            0.00
  Distributions from capital gains                                                0.00
  Return of capital                                                               0.00
Total distributions                                                               0.00
Net asset value, end of period                                              $    10.37
TOTAL RETURN(3)                                                                   3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $   26,649
Ratio of expenses to average net assets before waivers and reimbursements         1.53%(2)
Ratio of expenses to average net assets after waivers and reimbursements          0.73%(2)
Ratio of net investment income (loss) to average net assets                       1.81%(2)
Portfolio turnover rate(4)                                                           1%



(1)   Not annualized.



(2)   Annualized.



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.



(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



(5)   The fund commenced operations on 5/28/2004.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS



THE HARTFORD INCOME ALLOCATION FUND -- CLASS C



                                                                            PERIOD ENDED:
                                                                             5/28/2004-
                                                                            10/31/2004(5)
                                                                            --------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $    10.00
Income from Investment Operations:
  Net investment income (loss)                                                    0.02
  Net realized and unrealized gain (loss) on investments                          0.35
Total from investment operations                                                  0.37
Less distributions:
  Dividends from net investment income                                            0.00
  Distributions from capital gains                                                0.00
  Return of capital                                                               0.00
Total distributions                                                               0.00
Net asset value, end of period                                              $    10.37
TOTAL RETURN(3)                                                                   3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $   26,649
Ratio of expenses to average net assets before waivers and reimbursements         1.53%(2)
Ratio of expenses to average net assets after waivers and reimbursements          0.73%(2)
Ratio of net investment income (loss) to average net assets                       1.81%(2)
Portfolio turnover rate(4)                                                           1%



(1)   Not annualized.



(2)   Annualized.



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.



(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



(5)  The fund commenced operations on 5/28/2004.


THE HARTFORD MUTUAL FUNDS

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (HEREIN CALLED "WE, OUR, AND US")

           This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

THE HARTFORD MUTUAL FUNDS

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

THE HARTFORD MUTUAL FUNDS

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:


American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.


THE HARTFORD MUTUAL FUNDS

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THE HARTFORD MUTUAL FUNDS

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

THE HARTFORD MUTUAL FUNDS

FUND CODE, CUSIP NUMBER AND SYMBOL



                                                                       CLASS           FUND            CUSIP
NAME                                                                   SHARES          CODE            NUMBER         SYMBOL
----                                                                   ------          -----          ---------       ------
The Hartford Advisers Fund                                               A              210           416645810       ITTAX
The Hartford Advisers Fund                                               B              211           416645794       IHABX
The Hartford Advisers Fund                                               C              212           416645588       HAFCX
The Hartford Capital Appreciation Fund                                   A              214           416645406       ITHAX
The Hartford Capital Appreciation Fund                                   B              228           416645505       IHCAX
The Hartford Capital Appreciation Fund                                   C              237           416645638       HCACX
The Hartford Disciplined Equity Fund                                     A              215           416645679       HAIAX
The Hartford Disciplined Equity Fund                                     B              220           416645661       HGIBX
The Hartford Disciplined Equity Fund                                     C              243           416645547       HGICX
The Hartford Dividend and Growth Fund                                    A              223           416645844       IHGIX
The Hartford Dividend and Growth Fund                                    B              224           416645836       ITDGX
The Hartford Dividend and Growth Fund                                    C              248           416645596       HDGCX
The Hartford Equity Income Fund                                          A              1658          416648889       HQIAX
The Hartford Equity Income Fund                                          B              1659          416648871       HQIBX
The Hartford Equity Income Fund                                          C              1660          416648863       HQICX
The Hartford Focus Fund                                                  A              1269          416645224       HFFAX
The Hartford Focus Fund                                                  B              1270          416645216       HFFBX
The Hartford Focus Fund                                                  C              1271          416645190       HFFCX
The Hartford Global Communications Fund                                  A              1224          416645356       HGCAX
The Hartford Global Communications Fund                                  B              1225          416645349       HGCBX
The Hartford Global Communications Fund                                  C              1226          416645331       HGCCX
The Hartford Global Financial Services Fund                              A              1220          416645315       HGFAX
The Hartford Global Financial Services Fund                              B              1221          416645299       HGFBX
The Hartford Global Financial Services Fund                              C              1222          416645281       HGFCX
The Hartford Global Health Fund                                          A              1610          416645398       HGHAX
The Hartford Global Health Fund                                          B              1611          416645380       HGHBX
The Hartford Global Health Fund                                          C              1612          416645372       HGHCX
The Hartford Global Leaders Fund                                         A              206           416645539       HALAX
The Hartford Global Leaders Fund                                         B              285           416645521       HGLBX
The Hartford Global Leaders Fund                                         C              291           416645513       HGLCX
The Hartford Global Technology Fund                                      A              1606          416645448       HGTAX
The Hartford Global Technology Fund                                      B              1607          416645430       HGTBX
The Hartford Global Technology Fund                                      C              1608          416645422       HGTCX
The Hartford Growth Fund                                                 A              1228          416529691       HGWAX
The Hartford Growth Fund                                                 B              1229          416529683       HGWBX
The Hartford Growth Fund                                                 C              1230          416529675       HGWCX
The Hartford Growth Opportunities Fund                                   A              1618          416529881       HGOAX
The Hartford Growth Opportunities Fund                                   B              1619          416529873       HGOBX
The Hartford Growth Opportunities Fund                                   C              1620          416529865       HGOCX
The Hartford High Yield Fund                                             A              316           416645489       HAHAX
The Hartford High Yield Fund                                             B              202           416645471       HAHBX
The Hartford High Yield Fund                                             C              203           416645463       HAHCX
The Hartford Income Fund                                                 A              1638          416646248       HTIAX
The Hartford Income Fund                                                 B              1639          416646230       HTIBX
The Hartford Income Fund                                                 C              1640          416646222       HTICX
The Hartford Inflation Plus Fund                                         A              1646          416646156       HIPAX
The Hartford Inflation Plus Fund                                         B              1647          416646149       HIPBX
The Hartford Inflation Plus Fund                                         C              1648          416646131       HIPCX


THE HARTFORD MUTUAL FUNDS

FUND CODE, CUSIP NUMBER AND SYMBOL



The Hartford International Capital Appreciation Fund                     A              1273          416645182       HNCAX
The Hartford International Capital Appreciation Fund                     B              1274          416645174       HNCBX
The Hartford International Capital Appreciation Fund                     C              1275          416645166       HNCCX
The Hartford International Opportunities Fund                            A              207           416645703       IHOAX
The Hartford International Opportunities Fund                            B              208           416645802       HIOBX
The Hartford International Opportunities Fund                            C              239           416645620       HIOCX
The Hartford International Small Company Fund                            A              1277          416645158       HNSAX
The Hartford International Small Company Fund                            B              1278          416645141       HNSBX
The Hartford International Small Company Fund                            C              1279          416645133       HNSCX
The Hartford MidCap Fund                                                 A              937           416645711       HFMCX
The Hartford MidCap Fund                                                 B              978           416645695       HAMBX
The Hartford MidCap Fund                                                 C              238           416645554       HMDCX
The Hartford MidCap Value Fund                                           A              1281          416646107       HMVAX
The Hartford MidCap Value Fund                                           B              1282          416646206       HMVBX
The Hartford MidCap Value Fund                                           C              1283          416646305       HMVCX
The Hartford Money Market Fund                                           A              940           416645745       IHAXX
The Hartford Money Market Fund                                           B              290           416645737       HMBXX
The Hartford Money Market Fund                                           C              259           416645562       HRCXX
The Hartford Short Duration Fund                                         A              1642          416646198       HSDAX
The Hartford Short Duration Fund                                         B              1643          416646180       HSDBX
The Hartford Short Duration Fund                                         C              1644          416646172       HSDCX
The Hartford Small Company Fund                                          A              205           416645109       IHSAX
The Hartford Small Company Fund                                          B              227           416645208       HSCBX
The Hartford Small Company Fund                                          C              231           416645646       HSMCX
The Hartford SmallCap Growth Fund                                        A              1622          416529105       HSLAX
The Hartford SmallCap Growth Fund                                        B              1623          416529204       HSLBX
The Hartford SmallCap Growth Fund                                        C              1624          416529303       HSLCX
The Hartford Stock Fund                                                  A              221           416645877       IHSTX
The Hartford Stock Fund                                                  B              972           416645869       ITSBX
The Hartford Stock Fund                                                  C              242           416645612       HSFCX
The Hartford Tax-Free California Fund                                    A              1650          416648103       HTFAX
The Hartford Tax-Free California Fund                                    B              1651          416648202       HTFBX
The Hartford Tax-Free California Fund                                    C              1652          416648301       HTFCX
The Hartford Tax-Free Minnesota Fund                                     A              1626          416529618       HTMAX
The Hartford Tax-Free Minnesota Fund                                     B              1627          416529592       HTMBX
The Hartford Tax-Free Minnesota Fund                                     C              1628          416529584       HTMCX
The Hartford Tax-Free National Fund                                      A              1630          416529519       HTNAX
The Hartford Tax-Free National Fund                                      B              1631          416529493       HTNBX
The Hartford Tax-Free National Fund                                      C              1632          416529485       HTNCX
The Hartford Tax-Free New York Fund                                      A              1654          416648509       HTYAX
The Hartford Tax-Free New York Fund                                      B              1655          416648608       HTYBX
The Hartford Tax-Free New York Fund                                      C              1656          416648707       HTYCX
The Hartford Total Return Bond Fund                                      A              217           416645778       ITBAX
The Hartford Total Return Bond Fund                                      B              218           416645760       ITBBX
The Hartford Total Return Bond Fund                                      C              254           416645570       HABCX
The Hartford U.S. Government Securities Fund                             A              1634          416529410       HUSAX
The Hartford U.S. Government Securities Fund                             B              1635          416529394       HUSBX
The Hartford U.S. Government Securities Fund                             C              1636          416529386       HUSCX
The Hartford Value Fund                                                  A              1285          416646404       HVFAX
The Hartford Value Fund                                                  B              1286          416646503       HVFBX
The Hartford Value Fund                                                  C              1287          416646602       HVFCX
The Hartford Value Opportunities Fund                                    A              1614          416529782       HVOAX


THE HARTFORD MUTUAL FUNDS

FUND CODE, CUSIP NUMBER AND SYMBOL



The Hartford Value Opportunities Fund                                    B              1615          416529774       HVOBX
The Hartford Value Opportunities Fund                                    C              1616          416529766       HVOCX
The Hartford Aggressive Growth Allocation Fund                           A              1662          416648814       HAAAX
The Hartford Aggressive Growth Allocation Fund                           B              1663          416648798       HAABX
The Hartford Aggressive Growth Allocation Fund                           C              1664          416648780       HAACX
The Hartford Growth Allocation Fund                                      A              1666          416648772       HRAAX
The Hartford Growth Allocation Fund                                      B              1667          416648764       HRABX
The Hartford Growth Allocation Fund                                      C              1668          416648756       HRACX
The Hartford Balanced Allocation Fund                                    A              1670          416648749       HBAAX
The Hartford Balanced Allocation Fund                                    B              1671          416648731       HBABX
The Hartford Balanced Allocation Fund                                    C              1672          416648723       HBACX
The Hartford Conservative Allocation Fund                                A              1674          416648715       HCVAX
The Hartford Conservative Allocation Fund                                B              1675          416648699       HCVBX
The Hartford Conservative Allocation Fund                                C              1676          416648681       HCVCX
The Hartford Income Allocation Fund                                      A              1678          416648673       HINAX
The Hartford Income Allocation Fund                                      B              1679          416648665       HINBX
The Hartford Income Allocation Fund                                      C              1680          416648657       HINCX


THE HARTFORD MUTUAL FUNDS

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMIANNUAL REPORT  TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report. Because each of the funds of funds will not have commenced operations until May 28, 2004, they have not yet delivered an annual or semi-annual report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.


The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.


To request a free copy of the current annual/ semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

THE HARTFORD MUTUAL FUNDS

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                       THE HARTFORD MUTUAL FUNDS


                                                 CLASS Y SHARES

                                                 PROSPECTUS
                                                 MARCH , 2005

AS WITH ALL MUTUAL FUNDS,  THE SECURITIES        THE HARTFORD ADVISERS FUND
AND EXCHANGE COMMISSION HAS NOT                  THE HARTFORD CAPITAL  APPRECIATION FUND
APPROVED OR DISAPPROVED THESE SECURITIES         THE HARTFORD DISCIPLINED EQUITY FUND
OR PASSED UPON THE ADEQUACY OF THIS              THE HARTFORD DIVIDEND AND GROWTH FUND
PROSPECTUS. ANY REPRESENTATION                   THE HARTFORD EQUITY INCOME  FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.           THE HARTFORD FOCUS FUND
                                                 THE HARTFORD GLOBAL COMMUNICATIONS FUND
                                                 THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                                                 THE HARTFORD GLOBAL HEALTH FUND
                                                 THE HARTFORD GLOBAL LEADERS FUND
                                                 THE HARTFORD GLOBAL TECHNOLOGY FUND
                                                 THE HARTFORD GROWTH FUND
                                                 THE HARTFORD GROWTH OPPORTUNITIES FUND
                                                 THE HARTFORD HIGH YIELD FUND
                                                 THE HARTFORD INCOME FUND
                                                 THE HARTFORD INFLATION PLUS FUND
                                                 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                                                 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                                                 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                                                 THE HARTFORD MIDCAP FUND
                                                 THE HARTFORD MIDCAP VALUE FUND
                                                 THE HARTFORD MONEY MARKET FUND
                                                 THE HARTFORD SHORT DURATION FUND
                                                 THE HARTFORD SMALL COMPANY FUND
                                                 THE HARTFORD SMALLCAP GROWTH FUND
                                                 THE HARTFORD STOCK FUND
                                                 THE HARTFORD TAX-FREE CALIFORNIA FUND (NOT CURRENTLY AVAILABLE)
                                                 THE HARTFORD TAX-FREE MINNESOTA FUND
                                                 THE HARTFORD TAX-FREE NATIONAL FUND
                                                 THE HARTFORD TAX-FREE NEW YORK FUND (NOT CURRENTLY AVAILABLE)
                                                 THE HARTFORD TOTAL RETURN BOND FUND
                                                 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                                                 THE HARTFORD VALUE FUND
                                                 THE HARTFORD VALUE OPPORTUNITIES FUND


                            THE HARTFORD MUTUAL FUNDS
                                 P.O. BOX 64387
                             ST. PAUL, MN 55164-0387

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS

Introduction                                     Introduction

A summary of each fund's                         The Hartford Advisers Fund
goals, principal strategies,                     The Hartford Capital Appreciation Fund
main risks, performance                          The Hartford Disciplined Equity Fund
and expenses                                     The Hartford Dividend and Growth Fund
                                                 The Hartford Equity Income Fund
                                                 The Hartford Focus Fund
                                                 The Hartford Global Communications Fund
                                                 The Hartford Global Financial Services Fund
                                                 The Hartford Global Health Fund
                                                 The Hartford Global Leaders Fund
                                                 The Hartford Global Technology Fund
                                                 The Hartford Growth Fund
                                                 The Hartford Growth Opportunities Fund
                                                 The Hartford High Yield Fund
                                                 The Hartford Income Fund
                                                 The Hartford Inflation Plus Fund
                                                 The Hartford International Capital Appreciation Fund
                                                 The Hartford International Opportunities Fund
                                                 The Hartford International Small Company Fund
                                                 The Hartford MidCap Fund
                                                 The Hartford MidCap Value Fund
                                                 The Hartford Money Market Fund
                                                 The Hartford Short Duration Fund
                                                 The Hartford Small Company Fund
                                                 The Hartford SmallCap Growth Fund
                                                 The Hartford Stock Fund
                                                 The Hartford Tax-Free California Fund
                                                 The Hartford Tax-Free Minnesota Fund
                                                 The Hartford Tax-Free National Fund
                                                 The Hartford Tax-Free New York Fund
                                                 The Hartford Total Return Bond Fund
                                                 The Hartford U.S. Government Securities Fund
                                                 The Hartford Value Fund
                                                 The Hartford Value Opportunities Fund

Description of other investment strategies and   Investment strategies and investment matters
investment risks

Investment manager and                           Management of the funds
management fee information

Information on your account                      About your account
                                                 Class Y share investor requirements
                                                 Compensation to Broker-Dealers, Financial Institutions
                                                 and Other Persons
                                                 Opening an account
                                                 Buying shares
                                                 Selling shares
                                                 Transaction policies
                                                 Dividends and account policies
                                                 Additional investor services

Further information on                           Financial highlights
the funds                                        Privacy policy
                                                 Fund code, CUSIP number and symbol
                                                 For more information                                   back cover

THE HARTFORD MUTUAL FUNDS

INTRODUCTION

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class Y shares of the funds. Class Y shares for each of the Tax-Free California Fund and Tax-Free New York Fund are not currently available.

Each fund, except the Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is a diversified fund. The Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund are non-diversified funds. The non-diversified funds other than the Focus Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund are sometimes known as "sector funds." The High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund are sometimes known as the Hartford Fixed Income Funds.

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HIFSCO, Wellington Management and Hartford Investment Management is included under the section entitled "Management of the Funds" in this prospectus.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD ADVISERS FUND

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

      -     stocks,

      -     debt securities, and

      -     money market instruments.

Asset allocation decisions are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund will normally have some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.

The fund favors stocks issued by high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD ADVISERS FUND

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                     [BAR CHART]


1997                    23.80%
1998                    21.62%
1999                    12.62%
2000                     1.36%
2001                    -4.73%
2002                   -12.70%
2003                    18.55%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, ____).


THE HARTFORD MUTUAL FUNDS

THE HARTFORD ADVISERS FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                                      LIFE OF
                                                                                                                       FUND
                                                                                                                      (SINCE
                                                                                                1 YEAR     5 YEARS    7/22/96)
Class Y Return Before Taxes                                                                        %          %         %
Class Y Return After Taxes on Distributions                                                        %          %         %
Class Y Return After Taxes on Distributions and Sale of Fund Shares                                %          %         %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                                  %          %         %(1)
Lehman Brothers Government/Credit Index (reflects no deduction for fees, expenses or taxes)        %          %         %(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers Government/Credit Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.


(1) Return is from 7/31/1996 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price                                  None
   Maximum deferred sales charge (load)                                                           None
   Exchange fees                                                                                  None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                   %
   Distribution and service (12b-1) fees                                                          None
   Other expenses                                                                                    %
   Total annual operating expenses                                                                   %


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)             CLASS Y
      Year 1                                         $
      Year 3                                         $
      Year 5                                         $
      Year 10                                        $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.



Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.


In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD CAPITAL APPRECIATION FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]


1997                    56.00%
1998                     3.68%
1999                    67.49%
2000                     8.85%
2001                   - 6.26%
2002                   -22.38%
2003                    41.17%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004





                                                                                                                          LIFE OF
                                                                                                                           FUND
                                                                                                                          (SINCE
                                                                                                  1 YEAR      5 YEARS    7/22/96)
Class Y Return Before Taxes                                                                          %           %           %
Class Y Return After Taxes on Distributions                                                          %           %           %
Class Y Return After Taxes on Distributions and Sale of Fund Shares                                  %           %           %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                                    %           %           %(1)


Index: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1) Return is from 7/31/1996 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                                  CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price                                    None
   Maximum deferred sales charge (load)                                                             None
   Exchange fees                                                                                    None

THE HARTFORD MUTUAL FUNDS

THE HARTFORD CAPITAL APPRECIATION FUND


ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                     %
   Distribution and service (12b-1) fees                                                            None
   Other expenses                                                                                      %
   Total annual operating expenses                                                                     %


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                                                                             CLASS Y
   Year 1                                                                                                            $
   Year 3                                                                                                            $
   Year 5                                                                                                            $
   Year 10                                                                                                           $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD DISCIPLINED EQUITY FUND


INVESTMENT GOAL. The Hartford Disciplined Equity Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. Though normally not implemented, the fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD DISCIPLINED EQUITY FUND


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]


1999                    21.45%
2000                    -6.15%
2001                    -8.08%
2002                   -24.60%
2003                    28.89%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                             LIFE OF FUND
                                                                                    1 YEAR      5 YEARS     (SINCE 4/30/98)
Class Y Return Before Taxes                                                            %           %               %
Class Y Return After Taxes on Distributions                                            %           %               %
Class Y Return After Taxes on Distributions and Sale of Fund Shares                    %           %               %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                      %           %               %


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                                         CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price                                                            None
   Maximum deferred sales charge (load)                                                                                     None
   Exchange fees                                                                                                            None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                                              %
   Distribution and service (12b-1) fees                                                                                    None
   Other expenses                                                                                                               %
   Total annual operating expenses(1)                                                                                           %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD DISCIPLINED EQUITY FUND


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                                                                                    CLASS Y
   Year 1                                                                                                                   $
   Year 3                                                                                                                   $
   Year 5                                                                                                                   $
   Year 10                                                                                                                  $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average income yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]


1997                    31.59%
1998                    14.86%
1999                     5.10%
2000                    10.82%
2001                    -4.15%
2002                   -13.70%
2003                    26.44%
2004



During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                                           LIFE OF
                                                                                                                            FUND
                                                                                                                           (SINCE
                                                                                                     1 YEAR     5 YEARS   7/22/96)
Class Y Return Before Taxes                                                                             %          %         %
Class Y Return After Taxes on Distributions                                                             %          %         %
Class Y Return After Taxes on Distributions and Sale of Fund Shares                                     %          %         %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                                       %          %         %(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1) Return is from 7/31/1996 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                                   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price                                                     None
   Maximum deferred sales charge (load)                                                                              None
   Exchange fees                                                                                                     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                                      %
   Distribution and service (12b-1) fees                                                                            None
   Other expenses                                                                                                       %
Total annual operating expenses                                                                                         %


THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS Y
   Year 1                                                      $
   Year 3                                                      $
   Year 5                                                      $
   Year 10                                                     $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD EQUITY INCOME FUND

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $3 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD EQUITY INCOME FUND


CLASS Y TOTAL RETURN FOR CALENDAR YEAR 2004


                                     [GRAPH]

2004


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004




                                                                                                               LIFE OF FUND
                                                                                               1 YEAR       (SINCE 8/28/2003)
Class Y Return Before Taxes                                                                       %                %
Class Y Return After Taxes on Distributions                                                       %                %
Class Y Return After Taxes on Distributions and Sale of Fund Shares                               %                %
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)                      %                %(1)



INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.



(1) Return is from 8/31/03 - 12/31/04.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                                    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price (load)                                                      None
   Maximum deferred sales charge (load)                                                                               None
   Exchange fees                                                                                                      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                                                                                    %
   Distribution and service (12b-1) fees                                                                              None
   Other expenses                                                                                                        %


THE HARTFORD MUTUAL FUNDS

THE HARTFORD EQUITY INCOME FUND


Total annual operating expenses(1)                          %



(1) HIFSCO has voluntarily agreed to waive management fees until August 28, 2005. While such waiver is in effect, Class Y net expenses would be 0.13%.





EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                                                                         CLASS Y
   Year 1                                                                                                         $
   Year 3                                                                                                         $
   Year 5                                                                                                         $
   Year 10                                                                                                        $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD FOCUS FUND

INVESTMENT GOAL. The Hartford Focus Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


Wellington Management uses a two phase investment strategy to evaluate a security for purchase by the fund. Using what is sometimes called a "top down" approach, Wellington Management analyzes the general economic and investment environment by evaluating such factors as economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this process Wellington Management tries to anticipate trends and changes in various markets and in the overall economy to identify industries and sectors that will outperform the U.S. economy.


The "top down" analysis is followed by what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from industries and sectors identified in the top down analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

The key characteristics of companies in which the fund typically invests include:

      -     Accelerating earnings and earnings per share growth

      -     A strong balance sheet combined with a high return on equity

      -     Unrecognized or undervalued assets

      -     A strong management team

      -     A leadership position within an industry

      -     Sustainable or increasing dividends

      -     Positive investor sentiment

The fund will consider selling a security when:

      -     Downside risk equals upside potential

      -     Decreasing trend of earnings growth is exhibited

      -     Excessive valuations are reached

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the top down, bottom

THE HARTFORD MUTUAL FUNDS

THE HARTFORD FOCUS FUND

up strategy and fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]


2002                   -25.12%
2003                    27.74%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).


THE HARTFORD MUTUAL FUNDS

THE HARTFORD FOCUS FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                                      LIFE OF FUND
                                                                                                          1 YEAR     (SINCE 5/24/01)
Class Y Return Before Taxes                                                                                  %             %

Class Y Return After Taxes on Distributions                                                                  %             %

Class Y Return After Taxes on Distributions and Sale of Fund Shares                                          %             %

S&P 500 Index (reflects no deduction for fees, expenses or taxes)                                            %             %(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1) Return is from 5/31/2001 -- 12/31/2004


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price                                                None
   Maximum deferred sales charge (load)                                                                         None
   Exchange fees                                                                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                                 %
   Distribution and service (12b-1) fees                                                                        None
   Other expenses                                                                                                  %
   Total annual operating expenses(1)                                                                              %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                                                                                    CLASS Y
   Year 1                                                                                                                   $
   Year 3                                                                                                                   $
   Year 5                                                                                                                   $
   Year 10                                                                                                                  $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL COMMUNICATIONS FUND

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; companies that provide traditional local and long-distance telephone service and equipment; companies that provide cellular, paging and local and wide area product networks or equipment; companies that provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:

      - The current market price of its stock is at the low end of its historical relative valuation range

      - A positive change in operating results is anticipated but not yet reflected in the price of its stock

      -     Unrecognized or undervalued assets

      - Management that demonstrates that it can convert the above factors into shareholder value

The fund will consider selling a security when:

      -     Its target price is achieved

      - Expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects

      - Equity securities of other comparable issuers in an industry are available at more attractive prices


The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL COMMUNICATIONS FUND

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-to-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL COMMUNICATIONS FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]


2001                   -36.22%
2002                   -30.80%
2003                    56.07%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                                   LIFE OF FUND
                                                                                                      1 YEAR     (SINCE 10/31/00)
Class Y Return Before Taxes                                                                              %               %
Class Y Return After Taxes on Distributions                                                              %               %
Class Y Return After Taxes on Distributions and Sale of Fund Shares                                      %               %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                                        %               %
MSCI AC (All Country) World Free Telecommunication Services Index (reflects no deduction for
fees, expenses or taxes)                                                                                 %               %


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI AC (All Country) World Free Telecommunication Services Index is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price (load)                                                None
   Maximum deferred sales charge (load)                                                                         None
   Exchange fees                                                                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                                 %
   Distribution and service (12b-1) fees                                                                        None
   Other expenses                                                                                                  %


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL COMMUNICATIONS FUND


Total annual operating expenses(1)                             %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
   Year 1                                        $
   Year 3                                        $
   Year 5                                        $
   Year 10                                       $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

      -     Management focuses on rewarding shareholders

      -     Market expectations of future earnings are too low

      - Market value does not reflect the fact that earnings are understated due to conservative accounting

      - Market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist

      - It is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality

      - Its strength in a distinct product or geographic area makes it attractive to potential acquirers

The fund will consider selling a security when:

      - Its issuer's management no longer appears to promote shareholder value

      -     Market expectations of future earnings are too high

      - It can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality

      - Market value exceeds the true value of the issuer's component businesses

      - Market value does not reflect the fact that earnings are overstated due to aggressive accounting

      - Market value does not reflect the risk of potential problems in an important business component

      - Equity securities of other comparable issuers in an industry are available at more attractive prices


The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.





PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]


2001                    -6.12%
2002                   -18.98%
2003                    30.64%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                                           LIFE OF
                                                                                                                            FUND
                                                                                                                           (SINCE
                                                                                                              1 YEAR      10/31/00)
Class Y Return Before Taxes                                                                                      %            %
Class Y Return After Taxes on Distributions                                                                      %            %
Class Y Return After Taxes on Distributions and Sale of Fund Shares                                              %            %
S&P 500 Index (reflects no deductions for fees, expenses or taxes)                                               %            %
MSCI Finance ex Real Estate Index (reflects no deduction for fees, expenses or taxes)                            %            %


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                                  CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price (load)                                                    None
   Maximum deferred sales charge (load)                                                                             None
   Exchange fees                                                                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                                     %


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND


Distribution and service (12b-1) fees                                                                            None
Other expenses                                                                                                      %
Total annual operating expenses(1)                                                                                  %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                                                                                    CLASS Y
   Year 1                                                                                                                   $
   Year 3                                                                                                                   $
   Year 5                                                                                                                   $
   Year 10                                                                                                                  $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL HEALTH FUND

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.


The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share the following attributes:

      -     The company's business franchise is temporarily mispriced

      -     The company has under-appreciated new product pipelines

      - The company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad)

      -     The company is a target of opportunity due to industry consolidation

Stocks will be considered for sale from the fund when:

      -     Target prices are achieved

      -     Fundamental expectations are not met

      -     A company's prospects become less appealing


Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.



The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL HEALTH FUND

narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.


Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.





PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL HEALTH FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]


2001                     2.21%
2002                   -17.02%
2003                    31.71%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                         LIFE OF FUND
                                                                                               1 YEAR   (SINCE 5/1/00)
Class Y Return Before Taxes                                                                       %           %
Class Y Return After Taxes on Distributions                                                       %           %
Class Y Return After Taxes on Distributions and Sale of Fund Shares                               %           %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                                 %           %(1)
Goldman Sachs Health Care Index (reflects no deduction for fees, expenses or taxes)               %           %(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.


(1) Return is from 4/30/2000 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                          CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load)                                                                              None
   Maximum deferred sales charge (load)                                                                     None
   Exchange fees                                                                                            None
ANNUAL OPERATING EXPENSES


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL HEALTH FUND


(expenses that are deducted from the fund's assets)
Management fees                                                                                             %
Distribution and service (12b-1) fees                                                                    None
Other expenses                                                                                              %
Total annual operating expenses(1)                                                                          %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                                                                                      CLASS Y
   Year 1                                                                                                                     $
   Year 3                                                                                                                     $
   Year 5                                                                                                                     $
   Year 10                                                                                                                    $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL LEADERS FUND

INVESTMENT GOAL. The Hartford Global Leaders Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.


Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index.






The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is screened and researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and actively managed in terms of trading and tracking risk.



For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 270%.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL LEADERS FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]


1999                    48.39%
2000                    -6.84%
2001                   -16.91%
2002                   -20.03%
2003                    35.68%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                               (LIFE OF FUND
                                                                                     1 YEAR     5 YEARS        SINCE 9/30/98)
Class Y Return Before Taxes                                                             %          %                  %
Class Y Return After Taxes on Distributions                                             %          %                  %
Class Y Return After Taxes on Distributions and Sale of Fund Shares                     %          %                  %
Morgan Stanley Capital International World Index (reflects no deduction for
fees, expenses or taxes)                                                                %          %                  %


INDEX: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL LEADERS FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                                CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price                                                  None
   Maximum deferred sales charge (load)                                                                           None
   Exchange fees                                                                                                  None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                                   %
   Distribution and service (12b-1) fees                                                                          None
   Other expenses                                                                                                    %
   Total annual operating expenses(1)                                                                                %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                                                                                   CLASS Y
   Year 1                                                                                                                  $
   Year 3                                                                                                                  $
   Year 5                                                                                                                  $
   Year 10                                                                                                                 $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL TECHNOLOGY FUND

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, and emerging technology-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, near term macroeconomic events that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the fund typically share the following attributes:

      -     A positive change in operating results is anticipated

      -     Unrecognized or undervalued capabilities are present

      - The quality of management indicates that these factors will be converted to shareholder value

Stocks will be considered for sale from the fund when:

      -     Target prices are achieved

      - Earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook

      -     More attractive value in a comparable company is available.


The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL TECHNOLOGY FUND


fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.


Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL TECHNOLOGY FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]


2001                   -22.36%
2002                   -38.13%
2003                    60.33%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                                    LIFE OF FUND
                                                                                                        1 YEAR     (SINCE 5/1/00)
Class Y Return Before Taxes                                                                                %             %
Class Y Return After Taxes on Distributions                                                                %             %
Class Y Return After Taxes on Distributions and Sale of Fund Shares                                        %             %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                                          %             %(1)
Goldman Sachs Technology Composite Index (reflects no deduction for fees, expenses or taxes)               %             %(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.


(1) Return is from 4/30/2000 -- 12/31/2004.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                             CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
   Maximum sales charge (load)                                                 None
   Maximum deferred sales charge (load)                                        None
   Exchange fees                                                               None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL TECHNOLOGY FUND


Management fees                                                                %
Distribution and service (12b-1) fees                                       None
Other expenses                                                                 %
Total annual operating expenses(1)                                             %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)              CLASS Y
   Year 1                                             $
   Year 3                                             $
   Year 5                                             $
   Year 10                                            $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND

INVESTMENT GOAL. The Hartford Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.






Wellington Management utilizes what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class L because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND

TOTAL RETURNS BY CALENDAR YEAR(1)

                                   [BAR CHART]


1995                    21.57%
1996                    18.56%
1997                    23.80%
1998                    29.63%
1999                    34.67%
2000                    -4.95%
2001                   -14.60%
2002                   -24.46%
2003                    33.22%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                1 YEAR     5 YEARS   10 YEARS
Class Y Return Before Taxes(1)                                                                     %          %           %
Class Y Return After Taxes on Distributions(1)                                                     %          %           %
Class Y Return After Taxes on Distributions and Sale of Fund Shares(1)                             %          %           %
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)                      %          %           %


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                                     CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price                                                       None
   Maximum deferred sales charge (load)                                                                                None
   Exchange fees                                                                                                       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                                        %
   Distribution and service (12b-1) fees                                                                               None
   Other expenses                                                                                                         %
   Total annual operating expenses(1)                                                                                     %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                                    CLASS Y
   Year 1                                                                   $
   Year 3                                                                   $
   Year 5                                                                   $
   Year 10                                                                  $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class L because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND

TOTAL RETURNS BY CALENDAR YEAR(1)

                                   [BAR CHART]


1995                    25.49%
1996                    17.18%
1997                    13.74%
1998                    18.97%
1999                    53.67%
2000                     3.47%
2001                   -24.11%
2002                   -28.21%
2003                    44.44%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                               1 YEAR    5 YEARS     10 YEARS
Class Y Return Before Taxes(1)                                                                    %          %           %
Class Y Return After Taxes on Distributions(1)                                                    %          %           %
Class Y Return After Taxes on Distributions and Sale of Fund Shares(1)                            %          %           %
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)                     %          %           %


INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                            CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price                                              None
   Maximum deferred sales charge (load)                                                                       None
   Exchange fees                                                                                              None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                               %
   Distribution and service (12b-1) fees                                                                      None
   Other expenses                                                                                                %


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND


Total annual operating expenses(1)                                                                            %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                                                           CLASS Y
   Year 1                                                                                          $
   Year 3                                                                                          $
   Year 5                                                                                          $
   Year 10                                                                                         $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD HIGH YIELD FUND

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". The fund will invest no more than 10% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities within selected industries that appear from a yield perspective to be attractive. Hartford Investment Management assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a

THE HARTFORD MUTUAL FUNDS

THE HARTFORD HIGH YIELD FUND

broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]


1999                     3.98%
2000                     1.04%
2001                     3.27%
2002                    -7.51%
2003                    24.86%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                                 LIFE OF FUND
                                                                                1 YEAR           5 YEARS        (SINCE 9/30/98)
Class Y Return Before Taxes                                                        %                %                   %
Class Y Return After Taxes on Distributions                                        %                %                   %
Class Y Return After Taxes on Distributions and Sale of Fund Shares                %                %                   %
Lehman Brothers High Yield Corporate Index (reflects no deduction for
fees, expenses or taxes)                                                           %                %                   %


INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission ("SEC"). You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD HIGH YIELD FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                                  CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price                                                    None
   Maximum deferred sales charge (load)                                                                             None
   Exchange fees                                                                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                                                     %
   Distribution and service (12b-1) fees                                                                            None
   Other expenses                                                                                                      %
   Total annual operating expenses(1)(2)                                                                               %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.95%. This policy may be discontinued at any time.

(2) Expense information in the table has been restated to reflect current fees.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                                                                      CLASS Y
   Year 1                                                                                                     $
   Year 3                                                                                                     $
   Year 5                                                                                                     $
   Year 10                                                                                                    $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME FUND

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 60% of its total assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 40% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "A3" by Moody's.


The fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) swaps where the fund receives inflation-linked payments.


Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations;
(4) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which

THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME FUND

must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.




The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURN FOR CALENDAR YEAR 2004


                                  [BAR CHART]

2004

THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME FUND


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                         LIFE OF FUND
                                                                                                            (SINCE
                                                                                                1 YEAR    11/28/2003)
Class Y Return Before Taxes                                                                        %           %
Class Y Return After Taxes on Distributions                                                        %           %
Class Y Return After Taxes on Distributions and Sale of Fund Shares                                %           %
Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)      %           %(1)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1) Return is from 11/30/03 - 12/31/04.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                        CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price         None
   Maximum deferred sales charge (load)                                  None
   Exchange fees                                                         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                          %
   Distribution and service (12b-1) fees                                 None
   Other expenses                                                           %
   Total annual operating expenses(1)                                       %




(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.70%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)       CLASS Y
                Year 1                        $
                Year 3                        $
                Year 5                        $
                Year 10                       $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INFLATION PLUS FUND

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's.


In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy but that are not currently available in the market. Such derivatives may include (but are not limited to) swaps where the fund receives inflation-linked payments.


There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select issues by assessing such factors as security structure, break even inflation rates, a company's business environment, balance sheet, income statement, anticipated earnings and management team.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the

THE HARTFORD MUTUAL FUNDS

THE HARTFORD INFLATION PLUS FUND

principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.




The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD INFLATION PLUS FUND


CLASS Y TOTAL RETURN FOR CALENDAR YEAR 2004


                                  [BAR CHART]


2004



During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                             LIFE OF FUND
                                                                                                (SINCE
                                                                                     1 YEAR  11/28/2003)
Class Y Return Before Taxes                                                            %         %
Class Y Return After Taxes on Distributions                                            %         %
Class Y Return After Taxes on Distributions and Sale of Fund Shares                    %         %
Lehman Brothers U.S. TIPS Index (reflects no deduction for fees, expenses or taxes)    %         %(1)


INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.


(1) Return is from 11/30/03 - 12/31/04.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                     %
   Distribution and service (12b-1) fees                            None
   Other expenses                                                      %
   Total annual operating expenses(1)                                  %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.70%. This policy may be discontinued at any time.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INFLATION PLUS FUND

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
    Year 1                                 $
    Year 3                                 $
    Year 5                                 $
    Year 10                                $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. Under normal circumstances, the fund diversifies its investments among at least five countries. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.





The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index.






The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is screened and researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and actively managed in terms of trading and tracking risk.


For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 200%.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on growth companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                  [BAR CHART]


2002    -18.46%
2003     49.73%
2004         0%



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                               LIFE OF FUND
                                                                      1 YEAR  (SINCE 4/30/01)
Class Y Return Before Taxes                                              %           %
Class Y Return After Taxes on Distributions                              %           %
Class Y Return After Taxes on Distributions and Sale of Fund Shares      %           %
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)      %           %


INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price(load)    None
   Maximum deferred sales charge (load)                            None
   Exchange fees                                                   None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                    %
   Distribution and service (12b-1) fees                           None
   Other expenses                                                     %
   Total annual operating expenses(1)                                 %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
              Year 1                       $
              Year 3                       $
              Year 5                       $
              Year 10                      $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management uses a three-pronged investment strategy:

      - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

      - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

      - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any size capitalization. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to the MSCI AC World ex US Index. As of December 31, 2004, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $__________ million and $__________ billion.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                  [BAR CHART]


1997      1.31%
1998     13.11%
1999     39.63%
2000    -15.19%
2001    -18.32%
2002    -19.92%
2003     32.06%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                LIFE OF
                                                                                                  FUND
                                                                                                 (SINCE
                                                                               1 YEAR  5 YEARS  7/22/96)
Class Y Return Before Taxes                                                      %        %        %
Class Y Return After Taxes on Distributions                                      %        %        %
Class Y Return After Taxes on Distributions and Sale of Fund Shares              %        %        %
MSCI AC World ex US Index (reflects no deduction for fees, expenses or taxes)    %        %        %(1)



INDEX: The Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index") is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.



(1) Return is from 7/31/1996 -- 12/31/2004.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                     %
   Distribution and service (12b-1) fees                            None
   Other expenses                                                      %
   Total annual operating expenses(1)                                  %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
          Year 1                          $
          Year 3                          $
          Year 5                          $
          Year 10                         $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, with market capitalizations of under $5 billion. Under normal circumstances, the fund diversifies its investments among at least ten countries. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, quantitative screens, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:

      -     a well-articulated business plan

      -     experienced management

      -     a sustainable competitive advantage

      -     strong financial characteristics

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                  [BAR CHART]


2002    -3.91%
2003    55.23%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                  LIFE OF FUND
                                                                        1 YEAR   (SINCE 4/30/01)
Class Y Return Before Taxes                                                %            %
Class Y Return After Taxes on Distributions                                %            %
Class Y Return After Taxes on Distributions and Sale of Fund Shares        %            %
S&P/Citigroup Broad Market Index $2 billion Euro-Pacific (reflects no
deduction for fees, expenses or taxes)                                     %            %
S&P/Citigroup Extended Market Euro-Pacific Index (reflects no
deduction for fees, expenses or taxes)                                     %            %



INDICES: The S&P/Citigroup Broad Market Index $2 billion Euro-Pacific is a free float-adjusted market capitalization index that includes only those companies with a market cap between $100 million and $2 billion. The S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the Broad Market Index. All developed countries are included except the US and Canada. As of December 31, 2004, the range of market capitalizations


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND


of companies in the S&P/Citigroup Extended Market Euro-Pacific Index was between approximately $_________ million and $______ billion. The fund has changed its benchmark from the S&P/Citigroup Broad Market Index $2 billion Euro-Pacific to the S&P/Citigroup Extended Market Euro Pacific Index because the fund's investment manager believes that the S&P/Citigroup Extended Market Euro Pacific Index is better suited to the investment strategy of the fund. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price(load)    None
   Maximum deferred sales charge (load)                            None
   Exchange fees                                                   None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                    %
   Distribution and service (12b-1) fees                           None
   Other expenses                                                     %
   Total annual operating expenses(1)                                 %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
   Year 1                                   $
   Year 3                                   $
   Year 5                                   $
   Year 10                                  $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP FUND

INVESTMENT GOAL. The Hartford MidCap Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid capitalization companies. The fund defines mid -capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2004, this range was between approximately $_____ million and $______ billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



The fund uses a bottom up investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                  [BAR CHART]


1998    23.62%
1999    50.87%
2000    25.43%
2001    -4.17%
2002   -14.56%
2003    36.59%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                LIFE OF FUND
                                                                           1 YEAR   5 YEARS   (SINCE 12/31/97)
Class Y Return Before Taxes                                                   %        %             %
Class Y Return After Taxes on Distributions                                   %        %             %
Class Y Return After Taxes on Distributions and Sale of Fund Shares           %        %             %
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)      %        %             %


INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price     None
  Maximum deferred sales charge (load)                              None
  Exchange fees                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                      %
  Distribution and service (12b-1) fees                             None
  Other expenses                                                       %
  Total annual operating expenses                                      %


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and

THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP FUND

distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
   Year 1                                  $
   Year 3                                  $
   Year 5                                  $
   Year 10                                 $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP VALUE FUND

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2004, this range was between approximately $_________ million and $_________ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:

      -     high fundamental investment value

      -     strong management team

      -     strong industry position

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP VALUE FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                  [BAR CHART]


2002    -13.05%
2003     43.19%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                          LIFE OF FUND
                                                                               1 YEAR   (SINCE 4/30/01)
Class Y Return Before Taxes                                                       %             %
Class Y Return After Taxes on Distributions                                       %             %
Class Y Return After Taxes on Distributions and Sale of Fund Shares               %             %
Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes)      %             %


INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price (load)     None
   Maximum deferred sales charge (load)                              None
   Exchange fees                                                     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                      %
   Distribution and service (12b-1) fees                             None
   Other expenses                                                       %
   Total annual operating expenses(1)                                   %


THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP VALUE FUND

(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
   Year 1                                   $
   Year 3                                   $
   Year 5                                   $
   Year 10                                  $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD MONEY MARKET FUND

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD MONEY MARKET FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                  [BAR CHART]


1997    5.23%
1998    5.16%
1999    4.80%
2000    6.00%
2001    3.76%
2002    1.60%
2003    0.69%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                   LIFE OF
                                                                                                     FUND
                                                                                                   (SINCE
                                                                                 1 YEAR  5 YEARS   7/22/96)
Class Y                                                                             %        %         %
60-Day Treasury Bill Index (reflects no deductions for fees, expenses or taxes)     %        %         %(1)


INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-888-843-7824 for the most recent current and effective yield information.


(1) Return is from 7/31/1996 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price     None
   Maximum deferred sales charge (load)                              None
   Exchange fees                                                     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                      %
   Distribution and service (12b-1) fees                             None
   Other expenses                                                       %
   Total annual operating expenses(1)                                   %


THE HARTFORD MUTUAL FUNDS

THE HARTFORD MONEY MARKET FUND

(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.55%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
   Year 1                                  $
   Year 3                                  $
   Year 5                                  $
   Year 10                                 $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD SHORT DURATION FUND

INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by normally investing only in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Baa3" by Moody's and a dollar weighted average duration and average maturity of less than 3 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration.

In addition to U.S. dollar denominated corporate issues, the fund may also invest in commercial mortgage-backed securities, asset-backed securities, mortgage-related securities and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Cash securities in which the fund may invest include commercial paper and repurchase agreements.

The fund may invest up to 25% of its total assets in securities of foreign issuers.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's duration, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD SHORT DURATION FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.




The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURN FOR CALENDAR YEAR 2004


                                  [BAR CHART]


2004



During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                        LIFE OF FUND
                                                                                           (SINCE
                                                                               1 YEAR    11/28/2003)
Class Y Return Before Taxes                                                       %         %
Class Y Return After Taxes on Distributions                                       %         %
Class Y Return After Taxes on Distributions and Sale of Fund Shares               %         %
Lehman Brothers 1-5 Year U.S. Government/Credit Index (reflects no deduction
  for fees, expenses or taxes)                                                    %         %(1)


INDEX: The Lehman Brothers 1-5 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-5 Year Government/Credit Index includes securities in the 1-5 year maturity range in the Government/Credit Index. You cannot invest directly in an index.


(1) Return is from 11/30/03 - 12/31/04.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD SHORT DURATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price     None
   Maximum deferred sales charge (load)                              None
   Exchange fees                                                     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                      %
   Distribution and service (12b-1) fees                             None
   Other expenses                                                       %
   Total annual operating expenses(1)                                   %



(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.65%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
   Year 1                                   $
   Year 3                                   $
   Year 5                                   $
   Year 10                                  $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford Small Company Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2004, this range was between approximately $________ million and $__________ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

      -     have potential for above-average earnings growth,

      -     are undervalued in relation to their investment potential,

      - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

      - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement

THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALL COMPANY FUND

period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                  [BAR CHART]


1997    19.69%
1998    11.05%
1999    66.37%
2000   -12.64%
2001   -15.39%
2002   -30.27%
2003    56.18%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                    LIFE OF FUND
                                                                               1 YEAR   5 YEARS   (SINCE 7/22/96)
Class Y Return Before Taxes                                                       %         %           %
Class Y Return After Taxes on Distributions                                       %         %           %
Class Y Return After Taxes on Distributions and Sale of Fund Shares               %         %           %
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)     %         %           %(1)


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.


(1) Return is from 7/31/1996 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price      None


THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALL COMPANY FUND


   Maximum deferred sales charge (load)                               None
   Exchange fees                                                      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                       %
   Distribution and service (12b-1) fees                              None
   Other expenses                                                        %
   Total annual operating expenses(1)                                    %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
   Year 1                                 $
   Year 3                                 $
   Year 5                                 $
   Year 10                                $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that Wellington Management believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2004, this range was between approximately $___________ million and $___________billion. The fund's portfolio is diversified by industry and company. Though normally not implemented, the fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.



Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class L because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of

THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND

shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

TOTAL RETURNS BY CALENDAR YEAR(1)

                                  [BAR CHART]


1995    36.34%
1996     6.93%
1997     1.52%
1998    19.85%
1999   111.43%
2000   -13.95%
2001   -21.97%
2002   -28.86%
2003    49.94%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                1 YEAR   5 YEARS   10 YEARS
Class Y Return Before Taxes(1)                                                     %         %         %
Class Y Return After Taxes on Distributions(1)                                     %         %         %
Class Y Return After Taxes on Distributions and Sale of Fund Shares(1)             %         %         %
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)      %         %         %


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price      None
   Maximum deferred sales charge (load)                               None
   Exchange fees                                                      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                       %
   Distribution and service (12b-1) fees                              None
   Other expenses                                                        %
   Total annual operating expenses(1)                                    %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.10%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
   Year 1                                  $
   Year 3                                  $
   Year 5                                  $
   Year 10                                 $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD STOCK FUND

INVESTMENT GOAL. The Hartford Stock Fund seeks long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high-quality companies. The key characteristics of high-quality companies favored by the fund include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. Many of the companies in which the fund invests have a history of paying dividends and are expected to continue paying dividends in the future. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment strategy:

      - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in markets in the economy overall and identifies industries and sectors that are expected to outperform.

      - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD STOCK FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                  [BAR CHART]


1997    32.33%
1998    31.08%
1999    22.91%
2000    -4.64%
2001   -13.31%
2002   -24.04%
2003    26.03%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                          LIFE OF
                                                                                           FUND
                                                                                          (SINCE
                                                                      1 YEAR   5 YEARS   7/22/96)
Class Y Return Before Taxes                                              %         %        %
Class Y Return After Taxes on Distributions                              %         %        %
Class Y Return After Taxes on Distributions and Sale of Fund Shares      %         %        %
S&P 500 Index (reflects no deduction for fees, expenses or taxes)        %         %        %(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1) Return is from 7/31/1996 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price     None
   Maximum deferred sales charge (load)                              None
   Exchange fees                                                     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                      %
   Distribution and service (12b-1) fees                             None
   Other expenses                                                       %
   Total annual operating expenses                                      %


THE HARTFORD MUTUAL FUNDS

THE HARTFORD STOCK FUND

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
   Year 1                                  $
   Year 3                                  $
   Year 5                                  $
   Year 10                                 $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE CALIFORNIA FUND

THIS FUND IS INTENDED FOR CALIFORNIA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free California Fund seeks to provide current income exempt from both federal and California income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and California state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of California.

The fund primarily invests in tax-exempt obligations issued by the State of California, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch, Inc. ("Fitch") ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of California municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in California. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE CALIFORNIA FUND


broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The returns in the bar chart and table reflect the returns of the fund's Class A shares, which are not offered in this prospectus. Purchases of Class A shares of the fund are subject to an initial sales charge, the effect of which is not reflected in the returns below because no sales charges are applicable to Class Y shares. The returns for Class Y shares would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities, although the actual returns of the Class Y shares would have been different than the annual returns shown for the fund's Class A shares because of the lower expenses borne by Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR


                                  [BAR CHART]


2003    3.80%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                      LIFE OF FUND
                                                                          1 YEAR   (SINCE 10/31/2002)
Class A Return Before Taxes                                                  %             %
Class A Return After Taxes on Distributions                                  %             %
Class A Return After Taxes on Distributions and Sale of Fund Shares          %             %
Lehman Brothers California Municipal Bond Index (reflects no deduction
for fees, expenses or taxes)                                                 %             %


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE CALIFORNIA FUND

INDEX: The Lehman Brothers California Municipal Bond Index is an unmanaged index of California municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price      None
   Maximum deferred sales charge (load)                               None
   Exchange fees                                                      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                       %
   Distribution and service (12b-1) fees                              None
   Other expenses(1)                                                     %
   Total annual operating expenses                                       %



(1) Estimated, Class Y shares of the fund are not currently available.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
     Year 1                                $
     Year 3                                $
     Year 5                                $
     Year 10                               $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE CALIFORNIA FUND

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its net assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.

The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class E because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the

THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE CALIFORNIA FUND

table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

TOTAL RETURNS BY CALENDAR YEAR(1)

                                  [BAR CHART]


1995    14.09%
1996     2.99%
1997     7.76%
1998     5.76%
1999    -2.57%
2000    10.54%
2001     3.69%
2002     8.54%
2003     5.15%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                         1 YEAR   5 YEARS   10 YEARS
Class Y Return Before Taxes(1)                                              %        %          %
Class Y Return After Taxes on Distributions(1)                              %        %          %
Class Y Return After Taxes on Distributions and Sale of Fund Shares(1)      %        %          %
Lehman Brothers Municipal Bond Index (reflects no
deduction for fees, expenses or taxes)                                      %        %          %


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE MINNESOTA FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price               None
   Maximum deferred sales charge (load)                                        None
   Exchange fees                                                               None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                 %
   Distribution and service (12b-1) fees                                       None
   Other expenses                                                                  %
   Total annual operating expenses                                                 %


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)             CLASS Y
   Year 1                                         $
   Year 3                                         $
   Year 5                                         $
   Year 10                                        $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.

The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class E because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may

THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND

exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

TOTAL RETURNS BY CALENDAR YEAR(1)

                                  [BAR CHART]


1995    15.86%
1996     3.17%
1997     8.73%
1998     5.23%
1999    -3.66%
2000     9.96%
2001     3.11%
2002    10.15%
2003     5.12%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% ( ____ quarter, ____) and the lowest quarterly return was ____% ( ____ quarter, ____).


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                1 YEAR     5 YEARS   10 YEARS
Class Y Return Before Taxes(1)                                                                        %           %          %
Class Y Return After Taxes on Distributions(1)                                                        %           %          %
Class Y Return After Taxes on Distributions and Sale of Fund Shares(1)                                %           %          %
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)              %           %          %


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND


   Maximum sales charge (load) as a percentage of offering price                 None
   Maximum deferred sales charge (load)                                          None
   Exchange fees                                                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                   %
   Distribution and service (12b-1) fees                                         None
   Other expenses                                                                    %
   Total annual operating expenses                                                   %


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                   CLASS Y
   Year 1                                               $
   Year 3                                               $
   Year 5                                               $
   Year 10                                              $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND

THIS FUND IS INTENDED FOR NEW YORK RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free New York Fund seeks to provide current income exempt from federal, New York State and New York City income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal, New York State and New York City income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of New York State and New York City.

The fund primarily invests in tax-exempt obligations issued by the State of New York, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of New York and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such a crisis before. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and such difficulties could adversely affect the ability of New York municipal issuers to make prompt payment of principal and interest, and/or result in a default or credit rating downgrade. As a result, this fund may be more volatile than a more geographically diversified municipal fund. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or New York State or New York City income tax laws, including tax rate reductions or the imposition of a flat tax.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NEW YORK FUND

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The returns in the bar chart and table reflect the returns of the fund's Class A shares, which are not offered in this prospectus. Purchases of Class A shares of the fund are subject to an initial sales charge, the effect of which is not reflected in the returns below because no sales charges are applicable to Class Y shares. The returns for Class Y shares would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities, although the actual returns of the Class Y shares would have been different than the annual returns shown for the fund's Class A shares because of the lower expenses borne by Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR


                                  [BAR CHART]


2003      6.03%
2004






During the periods shown in the bar chart, the highest quarterly return was ____% ( ____ quarter, ____) and the lowest quarterly return was ____% ( ____ quarter, ____).


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NEW YORK FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                               LIFE OF FUND
                                                                                                1 YEAR      (SINCE 10/31/2002)
Class A Return Before Taxes                                                                           %                      %
Class A Return After Taxes on Distributions                                                           %                      %
Class A Return After Taxes on Distributions and Sale of Fund Shares                                   %                      %
Lehman Brothers New York Municipal Bond Index (reflects no deduction for fees, expenses or            %                      %
taxes)


INDEX: The Lehman Brothers New York Municipal Bond Index is an unmanaged index of New York municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                     CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price      None
   Maximum deferred sales charge (load)                               None
   Exchange fees                                                      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         %
   Distribution and service (12b-1) fees                              None
   Other expenses(1)                                                       %
   Total annual operating expenses                                         %



(1) Estimated. Class Y shares of the fund are not currently available.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
   Year 1                                   $
   Year 3                                   $
   Year 5                                   $
   Year 10                                  $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TOTAL RETURN BOND FUND

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "junk bonds".

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.




MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TOTAL RETURN BOND FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                  [BAR CHART]


1997      11.30%
1998       7.98%
1999      -2.31%
2000      11.83%
2001       8.20%
2002       9.92%
2003       7.61%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% ( ____ quarter, ____) and the lowest quarterly return was ____% ( ____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                                       LIFE OF
                                                                                                                        FUND
                                                                                                                       (SINCE
                                                                                                 1 YEAR     5 YEARS   7/22/96)
Class Y Return Before Taxes                                                                            %           %         %
Class Y Return After Taxes on Distributions                                                            %           %         %
Class Y Return After Taxes on Distributions and Sale of Fund Shares                                    %           %         %
Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)          %           %         %(1)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1)   Return is from 7/31/1996 -- 12/31/2004.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TOTAL RETURN BOND FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                             CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price               None
   Maximum deferred sales charge (load)                                        None
   Exchange fees                                                               None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                 %
   Distribution and service (12b-1) fees                                       None
   Other expenses                                                                  %
   Total annual operating expenses(1)                                              %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.80%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                            CLASS Y
   Year 1                                                        $
   Year 3                                                        $
   Year 5                                                        $
   Year 10                                                       $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.


To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with an average life of between five and fifteen years.


MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class E because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the

THE HARTFORD MUTUAL FUNDS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

TOTAL RETURNS BY CALENDAR YEAR(1)

                                  [BAR CHART]


1995            15.97%
1996             3.36%
1997             8.92%
1998             8.52%
1999            -1.99%
2000            11.50%
2001             7.49%
2002            11.38%
2003             1.32%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% ( ____ quarter, ____) and the lowest quarterly return was ____% ( ____ quarter, ____).


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                      1 YEAR     5 YEARS   10 YEARS
Class Y Return Before Taxes(1)                                                                              %           %          %
Class Y Return After Taxes on Distributions(1)                                                              %           %          %
Class Y Return After Taxes on Distributions and Sale of Fund Shares(1)                                      %           %          %
Lehman Brothers U.S. Government Index (reflects no deduction for fees, expenses or taxes)                   %           %          %



INDEX: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.


(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                             CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price               None
   Maximum deferred sales charge (load)                                        None
   Exchange fees                                                               None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                 %
   Distribution and service (12b-1) fees                                       None
   Other expenses                                                                  %
   Total annual operating expenses                                                 %


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)              CLASS Y
   Year 1                                          $
   Year 3                                          $
   Year 5                                          $
   Year 10                                         $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE FUND

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings. The portfolio employs what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                  [BAR CHART]


2002            -22.80%
2003             27.88%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% ( ____ quarter, ____) and the lowest quarterly return was ____% ( ____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                  LIFE OF FUND
                                                                                      1 YEAR     (SINCE 4/30/01)
Class Y Return Before Taxes                                                                 %                  %
Class Y Return After Taxes on Distributions                                                 %                  %
Class Y Return After Taxes on Distributions and Sale of Fund Shares                         %                  %
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)                %                  %


INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price (load)                None
   Maximum deferred sales charge (load)                                         None
   Exchange fees                                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                  %
   Distribution and service (12b-1) fees                                        None
   Other expenses                                                                   %
   Total annual operating expenses(1)                                               %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE FUND

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                                                   CLASS Y
   Year 1                                                                               $
   Year 3                                                                               $
   Year 5                                                                               $
   Year 10                                                                              $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

      -     high fundamental investment value

      -     strong management team

      -     strong industry position

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class L because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE OPPORTUNITIES FUND

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

TOTAL RETURNS BY CALENDAR YEAR(1)


1996             19.88%
1997             24.81%
1998              8.38%
1999              8.84%
2000             18.84%
2001             -3.99%
2002            -25.18%
2003             41.06%
2004



During the periods shown in the bar chart, the highest quarterly return was ____% ( ____ quarter, ____) and the lowest quarterly return was ____% ( ____ quarter, ____).


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004



                                                                                                       LIFE OF FUND
                                                                                 1 YEAR     5 YEARS   (SINCE 1/2/96)
Class Y Return Before Taxes(1)                                                         %           %               %
Class Y Return After Taxes on Distributions(1)                                         %           %               %
Class Y Return After Taxes on Distributions and Sale of Fund Shares(1)                 %           %               %
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)           %           %               %(2)


INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.


(2)   Return is from 12/31/1995 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                            CLASS Y
SHAREHOLDER FEES


THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE OPPORTUNITIES FUND


   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price             None
   Maximum deferred sales charge (load)                                      None
   Exchange fees                                                             None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                               %
   Distribution and service (12b-1) fees                                     None
   Other expenses                                                                %
   Total annual operating expenses(1)                                            %


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.25%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
   Year 1                                                $
   Year 3                                                $
   Year 5                                                $
   Year 10                                               $


THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, in which all funds, except for Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest as part of their principal investment strategy, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, in which the Advisers Fund and all of the Hartford Fixed Income Funds may invest as part of their principal investment strategy, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund (other than the Money Market Fund, which may invest in high-quality money market securities at any time) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective. For Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Although it is not a principal investment strategy, except with respect to Income Fund and Inflation Plus Fund which may utilize derivatives as part of their principal investment strategy as set forth in the Principal Investment Strategy section for each of these funds, each fund (other than the Money Market
Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.


These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund to earn income that is taxable when distributed to shareholders.

FOREIGN INVESTMENTS

The funds, other than the Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The Money Market Fund and Short Duration Fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of their principal investment strategy. The U.S. Government

THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Capital Appreciation Fund, Global Communications Fund, International Capital Appreciation Fund, International Opportunities Fund and International Small Company Fund may invest in emerging markets as part of their principal investment strategy. All other funds, except Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Opportunities Fund, International Small Company Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Advisers Fund, Capital Appreciation Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Leaders Fund, Growth Fund, High Yield Fund, International Capital Appreciation Fund, International Opportunities Fund, MidCap Fund, MidCap Value Fund, Stock Fund, Total Return Bond Fund and Value Fund may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market

THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts (HOLDRs), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:



- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.



- "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.



- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.



- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.



ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.



Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.


ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


Capital Appreciation Fund, Focus Fund, Global Communications Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, Income Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, Short Duration Fund, SmallCap Growth Fund, Small Company Fund, Total Return Bond Fund and U.S. Government Securities Fund are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for the Tax-Free Funds, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.


TERMS USED IN THIS PROSPECTUS

Equity Securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

Non-Dollar Securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

Disciplined Equity Fund, Equity Income Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Total Return Bond Fund and U.S. Government Securities Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund each also has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address and phone number).


DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose their largest ten holdings no earlier than 15 days after the end of each month. See the SAI for further details.


THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $ ______ billion in assets as of December 31, 2004. At the same time, HIFSCO had over $ ____ billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.



There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, and requests for information from the Connecticut Securities and Investments Division of the Department of Banking, in each case requesting documentation and other information regarding various mutual fund regulatory issues. The Hartford continues to respond to requests for documents and information from representatives from the SEC's Office of Compliance Inspections and Examinations in connection with their ongoing compliance examinations regarding market timing and late trading, revenue sharing and directed brokerage, fees, fund service providers and transfer agents, and other mutual fund-related issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations, including issues related to market timing and the use of directed brokerage. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.

A number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office, which have included a range of monetary penalties and restitution. While no such action has been initiated against The Hartford, it is possible that the SEC, the New York Attorney General's Office or other regulatory agencies may pursue action against The Hartford or one or more of its employees in the future. The potential timing of any such action is difficult to predict. If such an action is brought, it would not be expected to result in a material adverse effect on the funds.

In addition, the funds have been served with five consolidated putative national class actions in which plaintiffs make "direct claims" on behalf of investors in the funds and "derivative claims" on behalf of the funds themselves. Plaintiffs allege that excessive or inadequately disclosed fees were charged to investors, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers. The defendants in these cases include various Hartford entities, Wellington Management, the funds, and the funds' boards of directors. This litigation is not expected to result in a material adverse effect on the funds.


THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP is the investment sub-adviser to each of the funds, other than those subadvised by Hartford Investment Management. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2004, Wellington Management had investment management authority over approximately $ ____ billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2004, Hartford Investment Management had investment management authority over approximately $ _____ billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

FOCUS FUND, GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND AND GLOBAL TECHNOLOGY FUND

AVERAGE DAILY NET ASSETS                                                                                           ANNUAL RATE
------------------------                                                                                           -----------
First $500,000,000                                                                                                    1.00%
Next $500,000,000                                                                                                     0.95%
Amount Over $1 Billion                                                                                                0.90%

INTERNATIONAL CAPITAL APPRECIATION FUND AND INTERNATIONAL SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                                                                                           ANNUAL RATE
------------------------                                                                                           -----------
First $500,000,000                                                                                                    1.00%
Next $500,000,000                                                                                                     0.90%
Amount Over $1 Billion                                                                                                0.85%

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                                                                                           ANNUAL RATE
------------------------                                                                                           -----------
First $100,000,000                                                                                                    1.00%
Next $150,000,000                                                                                                     0.80%
Amount Over $250 Million                                                                                              0.70%

THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS

GLOBAL LEADERS FUND, INTERNATIONAL OPPORTUNITIES FUND, MIDCAP FUND, MIDCAP VALUE FUND AND SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                                                                                           ANNUAL RATE
------------------------                                                                                           -----------
First $500,000,000                                                                                                    0.85%
Next $500,000,000                                                                                                     0.75%
Amount Over $1 Billion                                                                                                0.70%

TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

AVERAGE DAILY NET ASSETS                                                                                           ANNUAL RATE
------------------------                                                                                           -----------
First $50,000,000                                                                                                     0.80%
Amount Over $50 Million                                                                                               0.70%

CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND, EQUITY INCOME FUND, STOCK FUND AND VALUE FUND

AVERAGE DAILY NET ASSETS                                                                                           ANNUAL RATE
------------------------                                                                                           -----------
First $500,000,000                                                                                                    0.80%
Next $500,000,000                                                                                                     0.70%
Amount Over $1 Billion                                                                                                0.65%

ADVISERS FUND, DIVIDEND AND GROWTH FUND AND HIGH YIELD FUND

AVERAGE DAILY NET ASSETS                                                                                           ANNUAL RATE
------------------------                                                                                           -----------
First $500,000,000                                                                                                    0.75%
Next $500,000,000                                                                                                     0.65%
Amount Over $1 Billion                                                                                                0.60%

TAX-FREE MINNESOTA FUND

AVERAGE DAILY NET ASSETS                                                                                           ANNUAL RATE
------------------------                                                                                           -----------
First $50,000,000                                                                                                     0.72%
Amount Over $50 Million                                                                                               0.70%

TOTAL RETURN BOND FUND

AVERAGE DAILY NET ASSETS                                                                                           ANNUAL RATE
------------------------                                                                                           -----------
First $500,000,000                                                                                                    0.65%
Next $500,000,000                                                                                                     0.55%
Amount Over $1 Billion                                                                                                0.50%

INCOME FUND AND INFLATION PLUS FUND

AVERAGE DAILY NET ASSETS                                                                                           ANNUAL RATE
------------------------                                                                                           -----------
First $500,000,000                                                                                                    0.60%
Amount Over $500 Million                                                                                              0.55%

SHORT DURATION FUND, TAX-FREE CALIFORNIA FUND AND TAX-FREE NEW YORK FUND

AVERAGE DAILY NET ASSETS                                                                                           ANNUAL RATE
------------------------                                                                                           -----------
First $500,000,000                                                                                                    0.55%
Amount Over $500 Million                                                                                              0.50%

MONEY MARKET FUND

AVERAGE DAILY NET ASSETS                                                                                           ANNUAL RATE
------------------------                                                                                           -----------
First $500,000,000                                                                                                    0.50%
Next $500,000,000                                                                                                     0.45%
Amount Over $1 Billion                                                                                                0.40%

THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS


For each fund's fiscal year ended October 31, 2004, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:



FUND NAME                                                       10/31/2004
---------                                                       -----------
The Hartford Advisers Fund                                                 %
The Hartford Capital Appreciation Fund                                     %
The Hartford Disciplined Equity Fund                                       %
The Hartford Dividend and Growth Fund                                      %
The Hartford Focus Fund                                                    %
The Hartford Global Communications Fund                                    %
The Hartford Global Financial Services Fund                                %
The Hartford Global Health Fund                                            %
The Hartford Global Leaders Fund                                           %
The Hartford Global Technology Fund                                        %
The Hartford Growth Fund                                                   %
The Hartford Growth Opportunities Fund                                     %
The Hartford High Yield Fund                                               %
The Hartford Income Fund                                                   %
The Hartford Inflation Plus Fund                                           %
The Hartford International Capital Appreciation Fund                       %
The Hartford International Opportunities Fund                              %
The Hartford International Small Company Fund                              %
The Hartford MidCap Fund                                                   %
The Hartford MidCap Value Fund                                             %
The Hartford Money Market Fund                                             %
The Hartford Short Duration Fund                                           %
The Hartford Small Company Fund                                            %
The Hartford SmallCap Growth Fund                                          %
The Hartford Stock Fund                                                    %
The Hartford Tax-Free California Fund                                      %
The Hartford Tax-Free Minnesota Fund                                       %
The Hartford Tax-Free National Fund                                        %
The Hartford Tax-Free New York Fund                                        %
The Hartford Total Return Bond Fund                                        %
The Hartford U.S. Government Securities Fund                               %
The Hartford Value Fund                                                    %
The Hartford Value Opportunities Fund                                      %



A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is currently available in the funds' SAI and will be available in the funds' semi-annual report to shareholders covering the period ending April 30, 2005.


PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.


ADVISERS FUND  The fund is co-managed by Rand L. Alexander and John C. Keogh.


Rand L. Alexander, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Alexander joined Wellington Management as an investment professional in 1990.



John C. Keogh, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since 2004. Mr. Keogh joined Wellington Management as an investment professional involved in portfolio management and securities analysis in 1983.



CAPITAL APPRECIATION FUND Saul J. Pannell, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1996). Mr. Pannell joined Wellington Management as an investment professional in 1974.



Frank D. Catrickes, Vice President of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since 1998.


THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS


DISCIPLINED EQUITY FUND James A. Rullo, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1998). Mr. Rullo joined Wellington Management as an investment professional in 1994.



Mammen Chally, Vice President of Wellington Management, joined the firm in 1994 and has been an investment professional since 1996. Mr. Chally has been involved in portfolio management and securities analysis for the fund since its inception
(1998).



DIVIDEND AND GROWTH FUND Edward P. Bousa, Vice President of Wellington Management , has served as portfolio manager of the fund since September, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000. Prior to joining the firm, Mr. Bousa was an investment professional with Putnam Investments Incorporated(1992-2000).



EQUITY INCOME FUND John R. Ryan, Senior Vice President and Managing Partner of Wellington Management, has served as portfolio manager of the fund since its inception (2003). Mr. Ryan joined Wellington Management as an investment professional involved in portfolio management and securities analysis in 1981.



FOCUS FUND Rand L. Alexander, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Alexander joined Wellington Management as an investment professional in 1990.



GLOBAL COMMUNICATIONS FUND This fund has been managed by a team of global industry analysts that specialize in the communications industry since its inception in 2000. Each member of the team manages a portion of the fund.



Archana Basi, Vice President of Wellington Management, joined the firm as an investment professional in 2001. Ms. Basi has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Ms. Basi was an investment professional at T. Rowe Price (1998-2001).



David Nincic, Vice President of Wellington Management, joined the firm as an investment professional in 1999. Mr. Nincic has been involved in portfolio management and securities analysis for the fund since its inception (2000).



GLOBAL FINANCIAL SERVICES FUND This fund has been managed by a team of global industry analysts that specialize in the financial services industry since its inception in 2000. Each member of the team manages a portion of the fund.



Mark T. Lynch, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1994. Mr. Lynch has been involved in portfolio management and securities analysis for the fund since its inception (2000).



Theodore Shasta, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1996. Mr. Shasta has been involved in portfolio management and securities analysis for the fund since its inception (2000).



Eric Halet, Vice President of Wellington Management, joined the firm as an investment professional in 1999. Mr. Halet has been involved in portfolio management and securities analysis for the fund since its inception (2000).



Jennifer L. Nettesheim, Vice President of Wellington Management, joined the firm as an investment professional in 2000. Ms. Nettesheim has been involved in portfolio management and securities analysis for the fund since 2003. Prior to joining Wellington Management, Ms. Nettesheim was an investment professional at Fidelity Investments (1997-2001).



Andrew R. Heiskell, Vice President of Wellington Management, joined the firm as an investment professional in 2002. Mr. Heiskell has been involved in portfolio management and securities analysis for the fund since 2003. Prior to joining Wellington Management, Mr. Heiskell was an investment professional at Merrill Lynch (1995-1999) and in graduate school at the University of Chicago Graduate School of Business (2001).



GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund.



Joseph H. Schwartz, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the fund since its inception
(2000).


THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS


Jean M. Hynes, Senior Vice President of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the fund since its inception (2000).



Ann C. Gallo, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the fund since its inception (2000).



Kirk J. Mayer, Vice President of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the fund since its inception (2000).



Robert L. Deresiewicz, Vice President of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the fund since 2004. Prior to joining Wellington Management, Mr. Deresiewicz was an Assistant Professor of Medicine at the Harvard Medical School and an Associate Physician in the Division of Infectious Diseases at the Brigham and Women's Hospital (1987-1998), and in graduate school at the Harvard Business School (2000).



GLOBAL LEADERS FUND Andrew S. Offit, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.



Jean-Marc Berteaux, Vice President of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since joining the firm in 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).



GLOBAL TECHNOLOGY FUND This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund.



Scott E. Simpson, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the fund since its inception
(2000).



John F. Averill, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception
(2000).



Eric Stromquist, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the fund since its inception
(2000).



Bruce L. Glazer, Vice President of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the fund since its inception (2000).



Anita M. Killian, Vice President of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the fund since 2003. Prior to joining Wellington Management, Ms. Killian was an investment professional with VALUEQUEST/TA (1997-2000).



Vikram Murthy, Vice President of Wellington Management, joined the firm as an investment professional in 2001. Mr. Murthy has been involved in portfolio management and securities analysis for the fund since 2003. Prior to joining Wellington Management, Mr. Murthy was a business strategy manager in the Attractions division of the Walt Disney Company (1996-1999).



GROWTH FUND Andrew J. Shilling, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.



John A. Boselli, Vice President of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Incorporated (1996-2002).



GROWTH OPPORTUNITIES FUND Michael Carmen, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.


HIGH YIELD FUND The fund is co-managed by Christine Mozonski and David
Hillmeyer.

THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS

Christine Mozonski, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since July 2000. Ms. Mozonski joined Hartford Investment Management in June 1992 and has been an investment professional involved in trading and portfolio management since that time.

David Hillmeyer, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Hillmeyer joined Hartford Investment Management in 1995 and has been an investment professional involved in trading and portfolio management since 1992.


INCOME FUND The fund is co-managed by Edward Vaimberg and William H. Davison.



Edward Vaimberg, Senior Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since March 15, 2004. Mr. Vaimberg joined Hartford Investment Management in 2003. Previously, Mr. Vaimberg was a Managing Director of Global/Emerging Market Fixed Income Management at Bear Stearns Asset Management from 1994 to 2002. Mr. Vaimberg has been an investment professional involved in investment management since 1985.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as co-portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time.



INFLATION PLUS FUND The fund is co-managed by Timothy Wilhide and William H. Davison.



Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.


William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as co-portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time.


INTERNATIONAL CAPITAL APPRECIATION FUND Andrew S. Offit, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception in 2001. Mr. Offit joined Wellington Management as an investment professional in 1997.



Jean-Marc Berteaux, Vice President of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since joining the firm in 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).



INTERNATIONAL OPPORTUNITIES FUND Trond Skramstad, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception in 1996. Mr. Skramstad joined Wellington Management as an investment professional in 1993.



Nicolas M. Choumenkovitch, Vice President of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since 2000.



Gavin S. Ma, Vice President of Wellington Management, joined the firm in 1993 and has been an investment professional since 1994. Mr. Ma has been involved in portfolio management and securities analysis for the fund since 2002.



INTERNATIONAL SMALL COMPANY FUND Edward L. Makin, Vice President of Wellington Management, has served as portfolio manager of the fund since its inception in 2001. Mr. Makin joined Wellington Management as an investment professional in 1994.



MIDCAP FUND Phillip H. Perelmuter, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1997). Mr. Perelmuter joined Wellington Management as an investment professional in 1995.



MIDCAP VALUE FUND James N. Mordy, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.


THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS


MONEY MARKET FUND The fund is managed by Robert Crusha, with Adam Tonkinson as assistant portfolio manager.


Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.


Adam Tonkinson, Investment Officer of Hartford Investment Management, has served as assistant portfolio manager of the fund since March 15, 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.



SHORT DURATION FUND The fund is co-managed by Robert Crusha and Brian Dirgins.



Robert Crusha, Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since March 15, 2004. Mr. Crusha served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.



Brian Dirgins, Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since March 15, 2004. Mr. Dirgins joined Hartford Investment Management in 1998 and has been an investment professional involved in trading and securities analysis since 1989.



SMALL COMPANY FUND Steven C. Angeli, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.



SMALLCAP GROWTH FUND David J. Elliott, Vice President of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.



Doris T. Dwyer, Vice President of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2, 2001.



STOCK FUND Rand L. Alexander, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Alexander joined Wellington Management as an investment professional in 1990.


TAX-FREE CALIFORNIA FUND The fund is managed by Charles Grande, with Patrick Hennigan as assistant portfolio manager.

Charles Grande, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick Hennigan, Investment Officer of Hartford Investment Management, has served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Hennigan joined Hartford Investment Management in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.

TAX-FREE MINNESOTA FUND Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick J. Hennigan, Investment Officer of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Hennigan joined Hartford Investment Management in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.

THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS

TAX-FREE NATIONAL FUND Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick J. Hennigan, Investment Officer of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Hennigan joined Hartford Investment Management in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.

TAX-FREE NEW YORK FUND The fund is managed by Charles Grande, with Patrick Hennigan as assistant portfolio manager.

Charles Grande, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick Hennigan, Investment Officer of Hartford Investment Management, has served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Hennigan joined Hartford Investment Management in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.

TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

U.S. GOVERNMENT SECURITIES FUND The fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.

Mr. Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2004. Mr. Hanlon joined Hartford Investment Management in 1988 and has been an investment professional involved in trading and portfolio management since that time.

Mr. Regenauer, Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.


VALUE FUND John R. Ryan, Senior Vice President and Managing Partner of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Ryan joined Wellington Management as an investment professional involved in portfolio management and securities analysis in 1981.



VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund.



James H. Averill, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception
(2001).



David R. Fassnacht, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception
(2001).



James N. Mordy, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001).


THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS


David W. Palmer, Vice President of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003.


THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT

CLASS Y SHARE INVESTOR REQUIREMENTS


The purchase of Class Y shares is limited to the following investors. Individual investors must invest at least $10 million in Class Y shares of a fund. The following types of institutional investors must invest at least $1 million in Class Y shares of a fund: (1) employee benefit or retirement plans which have
(a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; (2) banks and insurance companies or other large institutional investors; (3) investment companies; (4) employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates; (5) non-profit organizations, charitable trusts, foundations and endowments; and (6) trust companies with assets held in a fiduciary, advisory, custodial or similar capacity over which the trust company has full or shared investment discretion.


COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES")

The distributor and its affiliates may pay, out of their own assets, significant compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the Funds' shares ("Additional Payments") based on a number of factors described in the funds' SAI. This additional compensation is not paid directly by you.


With the exception of certain compensation arrangements specifically discussed in the SAI and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the Funds attributable to a particular Financial Intermediary, on sales of the Funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, may, but are normally not expected to, exceed, in the aggregate, 0.40% of the average net assets of the Funds attributable to a particular Financial Intermediary. Please refer to the SAI for a listing of Financial Intermediaries to whom the distributor makes such Additional Payments. Separate Additional Payments may also be made in connection with the sale and distribution of the Funds' shares in such forms as, among others, "due diligence" payments and "marketing support" fees ("Negotiated Additional Amounts"), as discussed in greater detail in the SAI. These Negotiated Additional Amounts paid to Financial Intermediaries in connection with the sale and distribution of the Funds' shares may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor. With the exception of certain Negotiated Additional Amounts specifically discussed in the SAI, payments of Negotiated Additional Amounts did not exceed $500,000 per Financial Intermediary for the calendar year ended December 31, 2004. [TO BE UPDATED.]


OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, you will be asked to provide your name, address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Please note that if you are purchasing shares through your employer's tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Although brokers may be compensated for the sale of Class Y shares in certain cases, there will be no cost to you.

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is $1 million ($10 million if you do not qualify as one of the types of institutional investors listed above), although this minimum may be waived at the discretion of the funds' officers.

        ADDRESS:                                  PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                        1-888-843-7824
     P.O. BOX 64387
 ST.PAUL, MN 55164-0387         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                 ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions, please contact your financial representative or call the transfer agent at the number shown below.

4     Make your initial investment selection.

        ADDRESS:                                  PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                         1-888-843-7824
     P.O. BOX 64387
ST. PAUL, MN 55164-0387         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS

BUYING SHARES


                               OPENING AN ACCOUNT                                         ADDING TO AN ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
BY CHECK

[CHECK       -  Make out a check for the investment amount,         -  Make out a check for the investment amount, payable to
GRAPHIC]        payable to "The Hartford Mutual Funds."                "The Hartford Mutual Funds."

             -  Deliver the check and your completed application    -  Fill out the detachable investment slip from an account
                to your financial representative,  plan                statement. If no slip is available, include a note specifying
                administrator or mail to the address listed            the fund name, your share class, your account number and
                below.                                                 the name(s) in which the account is registered.

                                                                    -  Deliver the check and your investment slip or note to your financial representative, plan administrator or mail to the address listed below.

BY EXCHANGE

 [ARROW      -  Call your financial representative, plan            -  Call your financial representative, plan administrator or the
GRAPHIC]        administrator or the transfer agent at the number      transfer agent at the number below to request an exchange.
                below to request an exchange. The minimum              The minimum exchange amount is $500 per fund.
                exchange amount is $500 per fund.

BY WIRE

             -  Deliver your completed application to your          -  Instruct your bank to wire the amount of your investment to:
                financial representative, or mail it to the                U.S. Bank National Association
                address below.                                             ABA #091000022, credit account no.
                                                                           1-702-2514-1341
             -  Obtain your account number by calling your                 The Hartford Mutual Funds Purchase Account
                financial representative or the phone number               For further credit to: (your name)
                below.                                                     Hartford Mutual Funds Account Number:
                                                                           (your account number)
             -  Instruct your bank to wire the amount of your           Specify the fund name, your share class, your account
                investment to:                                          number and the name(s) in which the account is registered.
 [WIRE             U.S. Bank National Association                       Your bank may charge a fee to wire funds.
GRAPHIC]           ABA #091000022, credit account no.
                   1-702-2514-1341
                   The Hartford Mutual Funds Purchase Account
                   For further credit to: (your name)
                   Hartford Mutual Funds Account Number:
                   (your account number)
                Specify the fund name, your choice of share
                class, the new account number and the name(s) in
                which the account is registered. Your bank may
                charge a fee to wire funds.

BY PHONE

 [PHONE      -  See "By Wire" and "By Exchange"                     -  Verify that your bank or credit union is a member of the
GRAPHIC]                                                               Automated Clearing House (ACH) system.

                                                                    -  Complete the 'Telephone Exchanges and Telephone
                                                                       Redemption' and 'Bank Account or Credit Union
                                                                       Information' sections on your account application.

                                                                    -  Call the transfer agent at the number below to verify that these features are in place on your account.

                                                                    -  Tell the transfer agent representative the fund name, your share class, your account number, the name(s) in which the account is registered and the amount of your investment.



To open or add to an account using the Automatic Investment Plan, see "Additional Investor Services."


        ADDRESS:                                  PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                        1-888-843-7824
     P.O. BOX 64387
 ST.PAUL, MN 55164-0387         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                 ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS

SELLING SHARES

BY LETTER

            - Write a letter of instruction or complete a power of attorney indicating the fund name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

[LETTER     -     Include all signatures and any additional documents that may
GRAPHIC]          be required (see next page).

            -     Mail the materials to the address below.

            - A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee (currently $10) which will be deducted from redemption proceeds.

BY PHONE

            -     Restricted to sales of up to $50,000 in any 7-day period.

 [PHONE     -     To place your order with a representative, call the transfer
GRAPHIC]          agent at the number below between 8 A.M. and 7 P.M. Eastern
                  Time (between 7 A.M. and 6 P.M. Central Time) Monday through
                  Thursday and between 8 A.M. and 6 P.M. Eastern Time (between 7
                  A.M. and 5 P.M. Central Time) on Friday. Orders received after
                  4 P.M. Eastern Time (3 P.M. Central Time) will receive the next business day's offering price.

            - For automated service 24 hours a day using your touch-tone phone, call the number shown below.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

            - Fill out the "Telephone Exchanges and Telephone Redemption" and "Bank Account or Credit Union Information" sections of your new account application.

            - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

[COMPUTER   -     Amounts of $1,000 or more will be wired on the next business
GRAPHIC]          day. Your bank may charge a fee for this service.

            - Amounts of less than $1,000 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.

            - Phone requests are limited to amounts up to $50,000 in a 7-day period.

BY EXCHANGE

            - Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative or the transfer agent at the number below.

 [ARROW     -     Call your financial representative or the transfer agent to
GRAPHIC]          request an exchange.

THE HARTFORD MUTUAL FUNDS

SELLING SHARES IN WRITING

BY LETTER

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

            -     your address of record has changed within the past 30 days

[LETTER     -     you are selling more than $50,000 worth of shares
GRAPHIC]

            - you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

Please note that a notary public CANNOT provide a signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a signature guarantee.

        ADDRESS:                                  PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                        1-888-843-7824
     P.O. BOX 64387
 ST.PAUL, MN 55164-0387         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                 ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; and (iv) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's assets, and investments that will mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


BUY AND SELL PRICES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.


At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares. This transaction fee is separate from any sales charge that the funds may apply.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

-     The fund name and account number.

-     The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

-     Signature guarantees (if required).

-     Any supporting legal documentation that may be required.

THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES

You may exchange shares of one fund for shares of the same class of any other fund. The registration for both accounts involved must be identical. You may be subject to tax liability as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES



The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can dilute a fund's NAV for long-term shareholders.



If you intend to trade frequently or use market timing investment strategies, you should not purchase these funds.



The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds may, in certain circumstances, reverse a transaction determined to be abusive. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.



It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When a third substantive round trip transaction is effected within a 90-day period, the person effecting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.



The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.



The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the funds' defenses against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."



THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES




CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

-     after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund, Dividend and Growth Fund and Equity Income Fund are declared and paid quarterly. Dividends from the net investment income of the Income Fund, Inflation Plus Fund, High Yield Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund are declared and paid monthly. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.


TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December.


The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS ONLY) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or

THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

CALIFORNIA INCOME TAXATION (TAX-FREE CALIFORNIA FUND) Tax-Free California Fund intends to comply with certain state tax requirements so that at least a portion of the dividends it pays are "exempt-interest dividends" as defined under California law. To be qualified to pay exempt-interest dividends under California law, at the close of each quarter of its taxable year, at least 50% percent of the value of The Hartford Tax-Free California Fund's total assets must consist of obligations which, when held by an individual, the interest therefrom is exempt from taxation by California. Exempt-interest dividends from Tax-Free California Fund may be subject to California taxes imposed on corporations when distributed to shareholders subject to those taxes.

MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.


NEW YORK INCOME TAXATION (TAX-FREE NEW YORK FUND) Tax-Free New York Fund intends to comply with certain state tax requirements so that individual shareholders of Tax-Free New York Fund that are residents of New York State will not be subject to New York State income tax on distributions which are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, Tax-Free New York Fund will invest in New York State or municipal bonds. Individual shareholders of Tax-Free New York Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from Tax-Free New York Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes.



INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.


Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network.

If you are a participant in a tax qualified retirement plan, check with your plan administrator for additional investor services.


Because the Class Y shares of Tax-Free California Fund and Tax-Free New York Fund have not yet commenced operations, no financial information is available for any of these funds.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by ________________, independent auditors, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the periods ended on or before October 31, 2001 has been audited by the former independent public accountants to the funds.


THE HARTFORD ADVISERS FUND -- CLASS Y


                                                                                             PERIOD ENDED:
                                                           YEAR ENDED:                        1/1/2000-     YEAR ENDED:
                                         10/31/2004 10/31/2003(6) 10/31/2002(6) 10/31/2001   10/31/2000(1)  12/31/1999
                                         ---------- ----------    ----------    ----------   ----------     ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $    12.82    $    14.54    $    17.24   $    17.16     $    15.80
Income from investment operations:
  Net investment income (loss)                            0.27          0.13          0.38         0.33           0.35
  Net realized and unrealized gain
  (loss) on investments                                   1.54         (1.55)        (2.06)        0.16           1.61
                                                    ----------    ----------    ----------   ----------     ----------
Total from investment operations                          1.81         (1.42)        (1.68)        0.49           1.96
Less distributions:
  Dividends from net investment income                   (0.26)        (0.30)        (0.38)       (0.25)         (0.29)
  Distributions from capital gains                        0.00          0.00         (0.64)       (0.16)         (0.31)
  Return of capital                                       0.00          0.00         0.000        0.000          0.000
                                                    ----------    ----------    ----------   ----------     ----------
Total distributions                                      (0.26)        (0.30)        (1.01)       (0.41)         (0.60)
                                                    ----------    ----------    ----------   ----------     ----------
Net asset value, end of period                      $    14.37    $    12.82    $    14.54   $    17.24     $    17.16
                                                    ==========    ==========    ==========   ==========     ==========
TOTAL RETURN(5)                                          14.28%        (9.89%)      (10.20%)       2.90%(2)      12.62%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                                        $    8,714    $    3,997    $   56,320   $   64,889     $   68,133
Ratio of expenses to average net assets
  before waivers and reimbursements                       0.81%         0.78%         0.74%        0.75%(3)       0.79%
Ratio of expenses to average net assets
  after waivers and reimbursements                        0.81%         0.78%         0.74%        0.75%(3)       0.79%
Ratio of net investment income (loss)
  to average net assets                                   1.98%         2.15%         2.48%        2.22%(3)       2.18%
Portfolio turnover rate(4)                                  46%           44%           37%          38%            35%


(1)   The fund's fiscal year end changed to October 31st.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.




THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS Y


                                                                                 PERIOD ENDED:  YEAR ENDED:
                                              YEAR ENDED:                          1/1/2000-
                           10/31/2004   10/31/2003   10/31/2002(7) 10/31/2001    10/31/2000(1)  12/31/1999
                           ----------   ----------   ----------    ----------    ----------     ----------
PER SHARE OPERATING
PERFORMANCE
Net asset value,
beginning of period                     $    21.23   $    24.85    $    33.94    $    32.27     $    20.66
Income from investment
operations:
  Net investment
  income (loss)                               0.08         0.04          0.08          0.03           0.00(6)
  Net realized and
  unrealized gain (loss)
  on investments                              6.33        (3.66)        (5.16)         3.30          13.52
                                        ----------   ----------    ----------    ----------     ----------
Total from investment
  operations                                  6.41        (3.62)        (5.08)         3.33          13.52
Less distributions:
  Dividends from net
  investment income                           0.00         0.00          0.00          0.00           0.00
  Distributions from
  capital gains                               0.00         0.00         (4.01)        (1.66)         (1.91)
  Return of capital                           0.00         0.00          0.00          0.00           0.00
                                        ----------   ----------    ----------    ----------     ----------
Total distributions                           0.00         0.00         (4.01)        (1.66)         (1.91)
                                        ----------   ----------    ----------    ----------     ----------
Net asset value, end of
period                                  $    27.64   $    21.23    $    24.85    $    33.94     $    32.27
                                        ==========   ==========    ==========    ==========     ==========
TOTAL RETURN(5)                              30.19%      (14.57%)      (16.85%)       10.60%(2)      67.49%

RATIOS AND SUPPLEMENTAL
DATA:
Net assets, end of
period  (in thousands)                  $   48,372   $   25,378    $   76,592    $   89,477     $   64,688
Ratio of expenses to
average net assets
before waivers and
reimbursements                                0.85%        0.80%         0.78%         0.80%(3)       0.87%
Ratio of expenses to
average net assets after
waivers and
reimbursements                                0.85%        0.80%         0.78%         0.80%(3)       0.87%
Ratio of net investment
income  (loss) to
average net assets                            0.46%        0.27%         0.28%         0.05%(3)      (0.16%)
Portfolio turnover
rate(4)                                        113%         112%          132%          130%           169%


(1)   The fund's fiscal year end changed to October 31st.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6)   Net Investment Income (Loss) is less than a penny a share.

(7) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD DISCIPLINED EQUITY FUND -- CLASS Y






                                                          YEAR ENDED:                           PERIOD
                                     -----------------------------------------------------      ENDED:           YEAR
                                                                                             1/1/2000-           ENDED:
                                     10/31/2004    10/31/2003   10/31/2002(7)   10/31/2001   10/31/2000(5)    12/31/1999
                                     ----------    ----------   -------------   ----------   -------------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                            $  8.63        $ 10.52       $ 13.78       $ 13.83         $ 11.48
Income from investment operations:
   Net investment income (loss)                        0.08           0.05          0.03          0.02            0.06
   Net realized and unrealized
     gain (loss) on investments                        1.65          (1.94)        (2.77)         0.04            2.39
                                                    -------        -------       -------       -------         -------
Total from investment operations                       1.73          (1.89)        (2.74)         0.06            2.45
Less distributions:
   Dividends from net investment
     income                                            0.00           0.00          0.00          0.00            0.00
   Distributions from capital
     gains                                             0.00           0.00         (0.52)        (0.11)          (0.10)
   Return of capital                                   0.00           0.00          0.00          0.00            0.00
                                                    -------        -------       -------       -------         -------
Total distributions                                    0.00           0.00         (0.52)        (0.11)          (0.10)
                                                    -------        -------       -------       -------         -------
Net asset value, end of period                      $ 10.36        $  8.63       $ 10.52       $ 13.78         $ 13.83
                                                    =======        =======       =======       =======         =======
TOTAL RETURN(6)                                       20.05%        (17.97%)      (20.60%)        0.44%(3)       21.45%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                                        $   622        $   661       $   440       $   490         $   480
Ratio of expenses to average net
  assets before waivers and
   reimbursements                                      0.98%          0.93%         0.96%         0.95%(4)        0.93%
Ratio of expenses to average net
  assets after waivers and
   reimbursements                                      0.98%          0.93%         0.96%         0.95%(4)        0.93%
Ratio of net investment income
  (loss) to average net assets                         0.70%          0.46%         0.34%         0.26%(4)        0.51%
Portfolio turnover rate(2)                               76%            89%           80%           63%             53%


(1) The fund was declared effective by the Securities and Exchange Commission on April 30, 1998.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)   Not annualized.

(4)   Annualized.

(5)   The fund's fiscal year end changed to October 31st.

(6) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(7) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS Y


                                                              YEAR ENDED:                        PERIOD ENDED:    YEAR ENDED:
                                        -------------------------------------------------------  -------------   -------------
                                                                                                   1/1/2000-
                                        10/31/2004    10/31/2003    10/31/2002(6)   10/31/2001   10/31/2000(1)    12/31/1999
                                        ----------- --------------  -------------  ------------  -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $    13.73       $    15.71    $    17.96    $    16.96      $    16.69
Income from investment operations:
  Net investment income (loss)                            0.19             0.12          0.25          0.22            0.21
  Net realized and unrealized gain
  (loss) on investments                                   2.40            (1.65)        (1.48)         1.01            0.63
                                                    ----------       ----------    ----------    ----------      ----------
Total from investment operations                          2.59            (1.53)        (1.23)         1.23            0.84
Less distributions:
  Dividends from net investment income                   (0.21)(7)        (0.21)        (0.25)        (0.16)          (0.22)
  Distributions from capital gains                        0.00            (0.24)        (0.77)        (0.08)          (0.35)
  Return of capital                                       0.00             0.00          0.00          0.00            0.00
                                                    ----------       ----------    ----------    ----------      ----------
Total distributions                                      (0.21)           (0.45)        (1.02)        (0.23)          (0.57)
                                                    ----------       ----------    ----------    ----------      ----------
Net asset value, end of period                      $    16.11       $    13.73    $    15.71    $    17.96      $    16.96
                                                    ==========       ==========    ==========    ==========      ==========
TOTAL RETURN(5)                                          19.03%          (10.00%)       (7.20%)        7.37%(2)        5.10%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)                                         $   42,107       $   14,790    $   26,326    $   22,441      $   23,616
Ratio of expenses to average net
 assets before waivers and
   reimbursements                                         0.81%            0.82%         0.82%         0.85%(3)        0.87%
Ratio of expenses to average net
 assets after waivers and
  reimbursements                                          0.81%            0.82%         0.82%         0.85%(3)        0.87%
Ratio of net investment income (loss)
  to average net assets                                   1.44%            1.36%         1.55%         1.45%(3)        1.42%
Portfolio turnover rate(4)                                  31%              33%           55%           56%             50%


(1)   The fund's fiscal year end changed to October 31st.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

(7)   This includes a tax return of capital of less than $0.01.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD EQUITY INCOME FUND -- CLASS Y



                                                                                   YEAR          PERIOD:
                                                                                   ENDED:       8/28/2003-
                                                                                 10/31/2004    10/31/2003(5)
                                                                                 ----------    -------------
CLASS Y -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                             $ 10.00
Income from Investment Operations:
  Net investment income (loss)                                                                      0.04
  Net realized and unrealized gain (loss) on investments                                            0.35
                                                                                                 -------
Total from investment operations                                                                    0.39
Less distributions:
  Dividends from net investment income                                                              0.00
  Distributions from capital gains                                                                  0.00
  Return of capital                                                                                 0.00
                                                                                                 -------
Total distributions                                                                                 0.00
                                                                                                 -------
Net asset value, end of period                                                                   $ 10.39
TOTAL RETURN(3)                                                                                     3.90%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                         $   104(1)
Ratio of expenses to average net assets before waivers and reimbursements                           0.93%(1)
Ratio of expenses to average net assets after waivers and reimbursements                            0.13%(1)
Ratio of net investment income (loss) to average net assets                                         2.17%(1)
Portfolio turnover rate(4)                                                                             1%


(1)   Annualized.

(2)   Not annualized

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)   The fund commenced operations on 8/28/2003.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD FOCUS FUND -- CLASS Y


                                                                                                                        PERIOD
                                                                                         YEAR ENDED:                    ENDED:
                                                                           ---------------------------------------    5/24/2001-
                                                                           10/31/2004   10/31/2003   10/31/2002(6)  10/31/2001(1)
                                                                           ----------   ----------   -------------  --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                     $  7.37        $  8.83       $ 10.00
Income from Investment Operations:
  Net investment income (loss)                                                              0.01           0.00          0.01
  Net realized and unrealized gain (loss) on investments                                    1.66          (1.46)        (1.18)
                                                                                         -------        -------       -------
Total from investment operations                                                            1.67          (1.46)        (1.17)
Less distributions:
  Dividends from net investment income                                                      0.00           0.00          0.00
  Distributions from capital gains                                                          0.00           0.00          0.00
  Return of capital                                                                         0.00           0.00          0.00
                                                                                         -------        -------       -------
Total distributions                                                                         0.00           0.00          0.00
                                                                                         -------        -------       -------
Net asset value, end of period                                                           $  9.04        $  7.37       $  8.83
                                                                                         =======        =======       =======
TOTAL RETURN(5)                                                                            22.66%        (16.54%)      (11.70%)(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                 $   719        $   509       $     9
Ratio of expenses to average net assets before waivers and reimbursements                   1.17%          1.14%         1.20%(3)
Ratio of expenses to average net assets after waivers and reimbursements                    1.17%          1.14%         1.20%(3)
Ratio of net investment income (loss) to average net assets                                 0.17%          0.09%         0.25%(3)
Portfolio turnover rate(4)                                                                   138%           215%          109%


(1)   The fund became effective and open for investment on 5/24/2001.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS Y


                                                                                                  YEAR ENDED:
                                                                           -----------------------------------------------------
                                                                           10/31/2004   10/31/2003   10/31/2002(4)   10/31/2001
                                                                           ----------   ----------   -------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                     $    3.26     $    4.60    $   10.00
Income from Investment Operations:
  Net investment income (loss)                                                                 .01          0.00         0.00(3)
  Net realized and unrealized gain (loss) on investments                                      1.47         (1.34)       (5.40)
                                                                                         ---------     ---------    ---------
Total from investment operations                                                              1.48         (1.34)       (5.40)
Less distributions:
  Dividends from net investment income                                                        0.00          0.00         0.00
  Distributions from capital gains                                                            0.00          0.00         0.00
  Return of capital                                                                           0.00          0.00         0.00
                                                                                         ---------     ---------    ---------
Total distributions                                                                           0.00          0.00         0.00
                                                                                         ---------     ---------    ---------
Net asset value, end of period                                                           $    4.74     $    3.26    $    4.60
                                                                                         =========     =========    =========
TOTAL RETURN(1)                                                                              45.40%       (29.13%)     (54.00%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                 $     724     $     481    $     460
Ratio of expenses to average net assets before waivers and reimbursements                     1.35%         1.27%        1.20%
Ratio of expenses to average net assets after waivers and reimbursements                      1.20%         1.20%        1.20%
Ratio of net investment income (loss) to average net assets                                   0.38%         0.40%        0.03%
Portfolio turnover rate(2)                                                                     100%           84%          84%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)   Net Investment Income (Loss) is less than a penny a share.

(4) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS Y


                                                                                                  YEAR ENDED:
                                                                           ----------------------------------------------------
                                                                           10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                                           ----------   ----------   -------------  -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                    $    8.10      $    9.41     $  10.00
Income from Investment Operations:
  Net investment income (loss)                                                                .13           0.08         0.07
  Net realized and unrealized gain (loss) on investments                                     1.64          (1.39)       (0.66)
                                                                                        ---------      ---------     --------
Total from investment operations                                                             1.77          (1.31)       (0.59)
Less distributions:
  Dividends from net investment income                                                      (0.08)          0.00         0.00
  Distributions from capital gains                                                           0.00           0.00         0.00
  Return of capital                                                                          0.00           0.00         0.00
                                                                                        ---------      ---------     --------
Total distributions                                                                         (0.08)          0.00         0.00
                                                                                        ----------     ---------     --------
Net asset value, end of period                                                          $    9.79      $    8.10     $   9.41
                                                                                        =========      =========     ========
TOTAL RETURN(1)                                                                             22.01%        (13.92%)      (5.90%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                $   1,580      $   1,435     $    941
Ratio of expenses to average net assets before waivers and reimbursements                    1.31%          1.25%        1.35%
Ratio of expenses to average net assets after waivers and reimbursements                     1.20%          1.20%        1.24%
Ratio of net investment income (loss) to average net assets                                  1.38%          0.96%        0.70%
Portfolio turnover rate(2)                                                                     93%            76%         115%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL HEALTH FUND -- CLASS Y



                                                                                YEAR ENDED:
                                                           -------------------------------------------------       PERIOD
                                                                                                                   ENDED:
                                                                                                                 5/1/2000-
                                                           10/31/2004  10/31/2003  10/31/2002(6)  10/31/2001   10/31/2000(1)
                                                           ----------  ----------- -------------  ----------  ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $   11.61     $   13.58    $  13.89       $  10.00
Income from Investment Operations:
  Net investment income (loss)                                             (0.02)        (0.02)      (0.01)          0.01
  Net realized and unrealized gain (loss) on investments                    2.80         (1.67)       0.26           3.88
                                                                       ---------     ---------    --------       --------
Total from investment operations                                            2.78         (1.69)       0.25           3.89
Less distributions:
  Dividends from net investment income                                      0.00          0.00        0.00           0.00
  Distributions from capital gains                                         (0.30)        (0.28)      (0.56)          0.00
  Return of capital                                                         0.00          0.00        0.00           0.00
                                                                       ---------     ---------    --------       --------
Total distributions                                                        (0.30)        (0.28)      (0.56)          0.00
                                                                       ---------     ---------    --------       --------
Net asset value, end of period                                         $   14.09     $   11.61    $  13.58       $  13.89
                                                                       =========     =========    ========       ========
TOTAL RETURN(2)                                                            24.50%       (12.68%)      1.78%         39.04%(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                               $   1,095     $     881    $  4,340       $  2,507
Ratio of expenses to average net assets before waivers
 and reimbursements                                                         1.19%         1.17%       1.12%          1.20%(3)
Ratio of expenses to average net assets after waivers
 and reimbursements                                                         1.19%         1.17%       1.12%          1.20%(3)
Ratio of net investment income (loss) to average net
 assets                                                                    (0.15%)       (0.22%)     (0.11%)         0.12%(3)
Portfolio turnover rate(4)                                                    37%           63%         58%            92%


(1) The fund was declared effective by the Securities and Exchange Commission on May 1, 2000.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)   Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL LEADERS FUND -- CLASS Y



                                                         YEAR ENDED:
                                   -------------------------------------------------------      PERIOD           YEAR
                                                                                           ENDED: 1/1/2000-     ENDED:
                                   10/31/2004   10/31/2003    10/31/2002(7)   10/31/2001    10/31/2000(5)     12/31/1999
                                   ----------  ------------  --------------  ------------- ----------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                       $     11.45    $     13.03    $     17.73   $     18.68       $     12.69
Income from investment operations:
   Net investment income (loss)                       0.03           0.05           0.08          0.03              0.03
   Net realized and unrealized
    gain (loss) on investments                        2.86          (1.63)         (4.59)        (0.89)             6.08
                                               -----------    -----------    -----------   -----------       -----------
Total from investment operations                      2.89          (1.58)         (4.51)        (0.86)             6.11
Less distributions:
   Dividends from net investment
    income                                            0.00           0.00           0.00          0.00              0.00
   Distributions from capital
    gains                                             0.00           0.00          (0.18)        (0.09)            (0.12)
   Return of capital                                  0.00           0.00          (0.01)        0.000             0.000
                                               -----------    -----------    -----------   -----------       -----------
Total distributions                                   0.00           0.00          (0.19)        (0.09)            (0.12)
                                               -----------    -----------    -----------   -----------       -----------
Net asset value, end of period                 $     14.34    $     11.45    $     13.03   $     17.73       $     18.68
                                               ===========    ===========    ===========   ===========       ===========
TOTAL RETURN(6)                                      25.24%        (12.13%)       (25.68%)       (4.62%)(3)        48.39%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)                                    $    19,043    $     6,167    $     7,908   $    10,001       $     4,423
Ratio of expenses to average net
 assets before waivers and
  reimbursements                                      1.00%          1.00%          0.98%         1.01%(4)          1.10%
Ratio of expenses to average net
 assets after waivers and
  reimbursements                                      1.00%          1.00%          0.98%         1.01%(4)          1.10%
Ratio of net investment income
 (loss) to average net assets                         0.28%          0.84%          0.58%         0.41%             0.32%
Portfolio turnover rate(2)                             320%           323%           382%          290%              204%


(1) The Fund was declared effective by the Securities and Exchange Commission on September 30, 1998.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)   Not annualized.

(4)   Annualized.

(5)   The fund's fiscal year end changed to October 31st.

(6) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(7) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS Y


                                                                                  YEAR ENDED:
                                                           ---------------------------------------------------   PERIOD ENDED:
                                                                                                                   5/1/2000-
                                                           10/31/2004  10/31/2003   10/31/2002(6)  10/31/2001    10/31/2000(1)
                                                           ----------  -----------  -------------  -----------   ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $    3.01      $    4.04    $    8.73     $    10.00
Income from Investment Operations:
  Net investment income (loss)                                             (0.03)         (0.14)       (0.04)         (0.02)
  Net realized and unrealized gain (loss) on investments                    1.77          (0.89)       (4.57)         (1.25)
                                                                       ---------      ---------    ---------     ----------
Total from investment operations                                            1.74          (1.03)       (4.61)         (1.27)
Less distributions:
  Dividends from net investment income                                      0.00           0.00         0.00           0.00
  Distributions from capital gains                                          0.00           0.00        (0.08)          0.00
  Return of capital                                                         0.00           0.00         0.00           0.00
                                                                       ---------      ---------    ---------     ----------
Total distributions                                                         0.00           0.00        (0.08)          0.00
                                                                       ---------      ---------    ---------     ----------
Net asset value, end of period                                         $    4.75      $    3.01    $    4.04     $     8.73
                                                                       =========      =========    =========     ==========
TOTAL RETURN(2)                                                            57.81%        (25.50%)     (53.27%)       (14.16%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                               $     886      $     512    $   4,602     $    4,677
Ratio of expenses to average net assets before waivers
 and reimbursements                                                         1.18%          1.15%        1.13%          1.32%(3)
Ratio of expenses to average net assets after waivers and
 reimbursements                                                             1.18%          1.15%        1.13%          1.20%(3)
Ratio of net investment income (loss) to average net
 assets                                                                    (0.82%)        (0.97%)      (0.71%)        (0.92%)(3)
Portfolio turnover rate(4)                                                   163%           174%         253%           104%


(1) The fund was declared effective by the Securities and Exchange Commission on May 1, 2000.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)   Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS Y


                                                                                     YEAR ENDED:            PERIOD ENDED:
                                                                                                             2/19/2002-
                                                                              10/31/2004     10/31/2003      10/31/2002
                                                                              -----------   ------------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                           $ 11.94       $ 14.57
Income from Investment Operations:
  Net investment income (loss)                                                                   (0.03)         0.00
  Net realized and unrealized gain (loss) on investments                                          3.40         (2.63)
                                                                                               -------       -------
Total from investment operations                                                                  3.37         (2.63)
Less distributions:
  Dividends from net investment income                                                            0.00          0.00
  Distributions from capital gains                                                                0.00          0.00
  Return of capital                                                                               0.00          0.00
                                                                                               -------       -------
Total distributions                                                                               0.00          0.00
                                                                                               -------       -------
Net asset value, end of period                                                                 $ 15.31       $ 11.94
                                                                                               =======       =======
TOTAL RETURN(1)                                                                                  28.22%       (18.05%)(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                       $     1       $     1
Ratio of expenses to average net assets before waivers and reimbursements                         0.96%         0.90%(2)
Ratio of expenses to average net assets after waivers and reimbursements                          0.96%         0.90%(2)
Ratio of net investment income (loss) to average net assets                                      (0.17%)       (0.01%)(2)
Portfolio turnover rate(4)                                                                         129%          107%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Annualized.

(3)  Not annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS Y


                                                                                       YEAR ENDED:                   PERIOD ENDED:
                                                                                     --------------                -----------------
                                                                                                                      2/19/2002-
                                                                              10/31/2004      10/31/2003              10/31/2002
                                                                              ----------    --------------         -----------------
CLASS Y -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                        $      15.35           $      19.80
Income from Investment Operations:
  Net investment income (loss)                                                                     (0.07)                 (0.06)
  Net realized and unrealized gain (loss) on investments                                            6.14                  (4.39)
                                                                                            ------------           ------------
Total from investment operations                                                                    6.07                  (4.45)
Less distributions:
  Dividends from net investment income                                                              0.00                   0.00
  Distributions from capital gains                                                                  0.00                   0.00
  Return of Capital                                                                                 0.00                   0.00
                                                                                            ------------           ------------
Total distributions                                                                                 0.00                   0.00
                                                                                            ============           ============
Net asset value, end of period                                                              $      21.42           $      15.35
                                                                                            ============           ============
TOTAL RETURN(1)                                                                                    39.54%                (22.47%)(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                    $          1           $          1
Ratio of expenses to average net assets before waivers and reimbursements                           0.91%                  0.89%(2)
Ratio of expenses to average net assets waivers and reimbursements                                  0.91%                  0.89%(2)
Ratio of net investment income (loss) to average net assets                                        (0.38%)                (0.44%)(2)
Portfolio turnover rate(4)                                                                           158%                   182%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)   Annualized.

(3)   Not Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD HIGH YIELD FUND -- CLASS Y



                                                     YEAR ENDED:                              PERIOD
                              --------------------------------------------------------        ENDED:         YEAR
                                                                                             1/1/2000-       ENDED:
                              10/31/2004   10/31/2003(7)   10/31/2002(7)    10/31/2001     10/31/2000(5)   12/31/1999
                              ----------   -------------   -------------    ----------    ---------------  ----------
PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning
 of period                                   $    6.73       $    8.48      $    9.10       $    9.78      $   10.16
Income from investment
 operations:
   Net investment income
    (loss)                                        0.65            0.34           0.83            0.69           0.78
   Net realized and
    unrealized gain (loss)
     on investments                               1.24           (1.30)         (0.63)          (0.69)         (0.39)
                                             ---------       ---------      ---------       ---------      ---------
Total from investment
 operations                                       1.89           (0.96)          0.20            0.00           0.39
Less distributions:
   Dividends from net
    investment income                            (0.68)          (0.79)         (0.82)          (0.68)         (0.77)
   Distributions from
    capital gains                                 0.00            0.00           0.00            0.00           0.00
   Return of capital                              0.00            0.00           0.00            0.00           0.00
                                             ---------       ---------      ---------       ---------      ---------
Total distributions                              (0.68)          (0.79)         (0.82)          (0.68)         (0.77)
                                             ---------       ---------      ---------       ---------      ---------
Net asset value, end of
  period                                     $    7.94       $    6.73      $    8.48       $    9.10      $    9.78
                                             =========       =========      =========       =========      =========
TOTAL RETURN(6)                                  29.27%         (12.01%)         2.15%           0.02%(3)       3.98%
RATIOS AND SUPPLEMENTAL
 DATA:
Net assets, end of period
 (in thousands)                              $       1       $       1      $   4,223       $   2,955      $   2,314
Ratio of expenses to average
 net assets before waivers and
  reimbursements                                  1.69%           0.84%          0.88%           0.89%(4)       0.90%
Ratio of expenses to average
 net assets after waivers and
  reimbursements                                  0.95%           0.84%          0.88%           0.89%(4)       0.90%
Ratio of net investment income
 (loss) to average net assets                     8.70%          10.04%          9.48%           8.99%(4)       8.20%
Portfolio turnover rate(2)                          54%             22%            63%             57%            53%


(1) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)   Not annualized.

(4)   Annualized.

(5)   The fund's fiscal year end changed to October 31st.

(6) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(7)   Per share amounts are calculated using shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS


THE HARTFORD INCOME FUND -- CLASS Y



                                                                                            PERIOD
                                                                                            ENDED:
                                                                                        --------------
                                                                                         11/28/2003-
                                                                                        10/31/2004(5)
                                                                                        --------------
CLASS Y -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                       $ 10.00
Income from Investment Operations:
   Net investment income (loss)                                                               0.04
   Net realized and unrealized gain (loss) on investments                                     0.35
                                                                                           -------
Total from investment operations                                                              0.39
Less distributions:
  Dividends from net investment income                                                        0.00
  Distributions from capital gains                                                            0.00
  Return of capital                                                                           0.00
                                                                                           -------
Total distributions                                                                           0.00
                                                                                           -------
Net asset value, end of period                                                             $ 10.39
                                                                                           =======
TOTAL RETURN(3)                                                                               3.90%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                   $   104(1)
Ratio of expenses to average net assets before waivers and reimbursements                     0.93%(1)
Ratio of expenses to average net assets after waivers and reimbursements                      0.13%(1)
Ratio of net investment income (loss) to average net assets                                   2.17%(1)
Portfolio turnover rate(4)                                                                       1%



(1)   Annualized.



(2)   Not annualized



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account



(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(5)   Class Y shares of the fund commenced operations on November 28, 2003.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS


THE HARTFORD INFLATION PLUS FUND -- CLASS Y



                                                                                           PERIOD
                                                                                           ENDED:
                                                                                        --------------
                                                                                         11/28/2003-
                                                                                        10/31/2004(5)
                                                                                        --------------
CLASS Y -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                       $ 10.00
Income from Investment Operations:
  Net investment income (loss)                                                                0.04
  Net realized and unrealized gain (loss) on investments                                      0.35
                                                                                           -------
Total from investment operations                                                              0.39
                                                                                           -------
Less distributions:
  Dividends from net investment income                                                        0.00
  Distributions from capital gains                                                            0.00
  Return of capital                                                                           0.00
                                                                                           -------
Total distributions                                                                           0.00
                                                                                           -------
Net asset value, end of period                                                             $ 10.39
                                                                                           =======
TOTAL RETURN(3)                                                                               3.90%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                   $   104(1)
Ratio of expenses to average net assets before waivers and reimbursements                     0.93%(1)
Ratio of expenses to average net assets after waivers and reimbursements                      0.13%(1)
Ratio of net investment income (loss) to average net assets                                   2.17%(1)
Portfolio turnover rate(4)                                                                       1%



(1)   Annualized.



(2)   Not annualized



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account



(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(5)   Class Y shares of the fund commenced operations on November 28, 2003.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS


THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS Y



                                                                              YEAR ENDED:                PERIOD ENDED:
                                                              ---------------------------------------    -------------
                                                                                                          4/30/2001-
                                                              10/31/2004   10/31/2003   10/31/2002(6)    10/31/2001(1)
                                                              ----------   ----------   -------------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $  6.98        $  7.63        $ 10.00
Income from Investment Operations:
  Net investment income (loss)                                                 0.01           0.07           0.02
  Net realized and unrealized gain (loss) on investments                       2.74          (0.72)         (2.39)
                                                                            -------        -------        -------
Total from investment operations                                               2.75          (0.65)         (2.37)
Less distributions:
  Dividends from net investment income                                        (0.04)          0.00           0.00
  Distributions from capital gains                                             0.00           0.00           0.00
  Return of capital                                                            0.00           0.00           0.00
                                                                            -------        -------        -------
Total distributions                                                           (0.04)          0.00           0.00
                                                                            -------        -------        -------
Net asset value, end of period                                              $  9.69        $  6.98        $  7.63
                                                                            =======        =======        =======
TOTAL RETURN(5)                                                               39.57%         (8.52%)       (23.70%)(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $   292        $   209        $   229
Ratio of expenses to average net assets before waivers and
 reimbursements                                                                1.80%          2.19%          2.10%(3)
Ratio of expenses to average net assets after waivers and
 reimbursements                                                                1.20%          1.20%          1.20%(3)
Ratio of net investment income (loss) to average net assets                    0.16%          0.79%          0.36%(3)
Portfolio turnover rate(4)                                                      281%           330%           135%


(1)   The fund became effective and open for investment on April 30, 2001.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS Y


                                                               YEAR ENDED:                        PERIOD ENDED:       YEAR ENDED:
                                          ------------------------------------------------------  -------------      -------------
                                                                                                   1/1/2000-
                                          10/31/2004  10/31/2003   10/31/2002(6)    10/31/2001    10/31/2000(1)       12/31/1999
                                          ----------  ----------   -------------   -------------  -------------      -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $     8.19   $        9.49   $    13.19     $       15.56      $       11.97
Income from investment operations:
  Net investment income (loss)                              0.06            0.02         0.09              0.12               0.09
  Net realized and unrealized gain
  (loss) on investments                                     1.66           (1.32)       (3.18)            (2.43)              4.51
                                                      ----------   -------------   ----------     -------------      -------------
Total from investment operations                            1.72           (1.30)       (3.09)            (2.31)              4.60
Less distributions:
  Dividends from net investment
    income                                                  0.00            0.00         0.00             (0.01)             (0.18)
  Distributions from capital gains                          0.00            0.00        (0.61)            (0.05)             (0.83)
  Return of capital                                         0.00            0.00         0.00              0.00               0.00
                                                      ----------   -------------   ----------     -------------      -------------
Total distributions                                         0.00            0.00        (0.61)            (0.06)             (1.01)
                                                      ----------   -------------   ----------     -------------      -------------
Net asset value, end of period                        $     9.91   $        8.19   $     9.49     $       13.19      $       15.56
                                                      ==========   =============   ==========     =============      =============
TOTAL RETURN(5)                                            21.00%         (13.70%)     (24.56%)          (14.91%)(2)         39.63%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                      $    6,058   $       4,543   $   17,092     $      22,454      $      25,403
Ratio of expenses to average net assets
before waivers and reimbursements                           1.13%           1.13%        1.06%             1.06%(3)           1.11%
Ratio of expenses to average net assets
after waivers and reimbursements                            1.13%           1.13%        1.06%             1.06%(3)           1.11%
Ratio of net investment income (loss) to
average net assets                                          0.77%           0.31%        0.97%             1.13%(3)           1.07%
Portfolio turnover rate(4)                                   138%            175%         158%              121%               128%


(1)   The fund's fiscal year end changed to October 31st.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS Y


                                                                             YEAR ENDED:                 PERIOD ENDED:
                                                              ----------------------------------------   -------------
                                                                                                           4/30/2001-
                                                              10/31/2004  10/31/2003(6)  10/31/2002(6)   10/31/2001(1)
                                                              ----------  -------------  -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                      $        8.43  $        8.84   $       10.00
Income from Investment Operations:
  Net investment income (loss)                                                     0.09           0.09            0.06
  Net realized and unrealized gain (loss) on investments                           4.56          (0.50)          (1.22)
                                                                          -------------  -------------   -------------
Total from investment operations                                                   4.65          (0.41)          (1.16)
Less distributions:
  Dividends from net investment income                                            (0.06)          0.00            0.00
  Distributions from capital gains                                                 0.00           0.00            0.00
  Return of capital                                                                0.00           0.00            0.00
                                                                          -------------  -------------   -------------
Total distributions                                                               (0.06)          0.00            0.00
                                                                          -------------  -------------   -------------
Net asset value, end of period                                            $       13.02  $        8.43   $        8.84
                                                                          =============  =============   =============
TOTAL RETURN(2)                                                                   55.47%         (4.64%)        (11.60%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                  $      25,154  $         969   $         265
Ratio of expenses to average net assets before waivers
  and reimbursements                                                               1.64%          1.91%           2.92%(3)
Ratio of expenses to average net assets after waivers
  and reimbursements                                                               1.20%          1.20%           1.20%(3)
Ratio of net investment income (loss) to average net assets                        0.93%          0.89%           1.31%(3)
Portfolio turnover rate(4)                                                          166%           194%            128%


(1)   The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)   Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP FUND -- CLASS Y


                                                           YEAR ENDED:                        PERIOD ENDED:      YEAR ENDED:
                                      -----------------------------------------------------   -------------     -------------
                                                                                                1/1/2000-
                                      10/31/2004  10/31/2003   10/31/2002(8)   10/31/2001     10/31/2000(3)      12/31/1999
                                      ----------  ----------   -------------  -------------   -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $    15.88   $       16.89  $    22.72      $       17.94     $       12.35
Income from investment operations:
   Net investment income (loss)                         0.00           (0.02)         --(6)           (0.01)            (0.02)
   Net realized and unrealized gain
   (loss) on investments                                5.33           (0.99)      (3.90)              5.49              6.18
                                                  ----------   -------------  ----------      -------------     -------------
Total from investment operations                        5.33           (1.01)      (3.90)              5.48              6.16
Less distributions:
   Dividends from net investment
   income                                               0.00            0.00        0.00               0.00              0.00
  Distributions from capital gains                      0.00            0.00       (1.93)             (0.70)            (0.57)
  Return of capital                                     0.00            0.00        0.00               0.00              0.00
                                                  ----------   -------------  ----------      -------------     -------------
Total distributions                                     0.00            0.00       (1.93)             (0.70)            (0.57)
                                                  ----------   -------------  ----------      -------------     -------------
Net asset value, end of period                    $    21.21   $       15.88  $    16.89      $       22.72     $       17.94
                                                  ==========   =============  ==========      =============     =============
TOTAL RETURN(7)                                        33.56%          (5.98%)    (18.58%)            31.01% (5)        50.87%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                                        $   83,996   $      27,319  $   52,576      $      62,343     $      17,997
Ratio of expenses to average net
assets before waivers and
reimbursements                                          0.90%           0.92%       0.88%              0.96% (4)         0.97%
Ratio of expenses to average net
assets after waivers and
reimbursements                                          0.90%           0.92%       0.88%              0.96% (4)         0.97%
Ratio of net investment income
(loss) to average net assets                           (0.01%)         (0.08%)     (0.03%)            (0.33%)(4)        (0.31%)
Portfolio turnover rate(2)                                70%            109%        116%               110%              123%


(1) The fund was declared effective by the Securities and Exchange Commission on December 31, 1997.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)   The fund's fiscal year end changed to October 31st.

(4)   Annualized.

(5)   Not annualized.

(6)   Net Investment Income (Loss) is less than a penny a share.

(7) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(8) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP VALUE FUND -- CLASS Y


                                                                              YEAR ENDED:                  PERIOD ENDED:
                                                              ------------------------------------------   -------------
                                                                                                            4/30/2001-
                                                              10/31/2004   10/31/2003(6)   10/31/2002(6)   10/31/2001(1)
                                                              ----------   -------------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                       $        8.39   $        8.50   $       10.00
Income from Investment Operations:
  Net investment income (loss)                                                      0.02            0.01           (0.01)
  Net realized and unrealized gain (loss) on investments                            3.05           (0.12)          (1.49)
                                                                           -------------   -------------   -------------
Total from investment operations                                                    3.07           (0.11)          (1.50)
Less distributions:
  Dividends from net investment income                                              0.00            0.00            0.00
  Distributions from capital gains                                                  0.00            0.00            0.00
  Return of capital                                                                 0.00            0.00            0.00
                                                                           -------------   -------------   -------------
Total distributions                                                                 0.00            0.00            0.00
                                                                           -------------   -------------   -------------
Net asset value, end of period                                             $       11.46   $        8.39   $        8.50
                                                                           =============   =============   =============
TOTAL RETURN(5)                                                                    36.59%          (1.29%)        (15.00%)(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                   $          29   $         252   $         255
Ratio of expenses to average net assets before waivers and
  reimbursements                                                                    1.03%           1.02%           1.11%(3)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                                    1.00%           1.00%           0.95%(3)
Ratio of net investment income (loss) to average net assets                         0.16%           0.23%           0.25%(3)
Portfolio turnover rate(4)                                                            56%             40%             28%


(1)   The fund became effective and open for investment on April 30, 2001.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD MONEY MARKET FUND -- CLASS Y


                                                          YEAR ENDED:                       PERIOD ENDED:       YEAR ENDED:
                                      --------------------------------------------------    -------------      -------------
                                                                                              1/1/2000-
                                      10/31/2004  10/31/2003   10/31/2002(5)  10/31/2001    10/31/2000(1)       12/31/1999
                                      ----------  ----------   -------------  ----------    -------------      -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $     1.00   $        1.00  $     1.00    $        1.00      $        1.00
Income from investment operations:
  Net investment income (loss)                          .008           0.017        0.04             0.05               0.05
  Net realized and unrealized gain
  (loss) on investments                                 0.00            0.00        0.00             0.00               0.00
                                                  ----------   -------------  ----------    -------------      -------------
Total from investment operations                        .008           0.017        0.04             0.05               0.05
Less distributions:
  Dividends from net investment
    income                                            (0.008)         (0.017)      (0.04)           (0.05)             (0.05)
  Distributions from capital gains                      0.00            0.00        0.00             0.00               0.00
  Return of capital                                     0.00            0.00        0.00             0.00               0.00
                                                  ----------   -------------  ----------    -------------      -------------
Total distributions                                   (0.008)         (0.017)      (0.04)           (0.05)             (0.05)
                                                  ----------   -------------  ----------    -------------      -------------
Net asset value, end of period                    $     1.00   $        1.00  $     1.00    $        1.00      $        1.00
                                                  ==========   =============  ==========    =============      =============
TOTAL RETURN(4)                                         0.78%           1.72%       4.49%            4.94%(2)           4.80%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                  $    1,162   $       2,815  $   33,309    $      18,325      $       8,953
Ratio of expenses to average net
  assets before waivers and
  reimbursements                                        0.68%           0.62%       0.61%            0.65%(3)           0.64%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                                        0.55%           0.55%       0.55%            0.55%(3)           0.55%
Ratio of net investment income (loss)
  to average net assets                                 0.84%           1.51%       4.08%            5.80%(3)           4.70%
Portfolio turnover rate                                  N/A             N/A         N/A              N/A                N/A


(1)   The fund's fiscal year end changed to October 31st.

(2)   Not annualized.

(3)   Annualized.

(4) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(5) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS


THE HARTFORD SHORT DURATION FUND -- CLASS Y



                                                                                PERIOD ENDED:
                                                                                -------------
                                                                                 11/28/2003-
                                                                                10/31/2004(5)
                                                                                -------------
CLASS Y -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                            $       10.00
Income from Investment Operations:
  Net investment income (loss)                                                           0.04
  Net realized and unrealized gain (loss) on investments                                 0.35
                                                                                -------------
Total from investment operations                                                         0.39
Less distributions:
  Dividends from net investment income                                                   0.00
  Distributions from capital gains                                                       0.00
  Return of capital                                                                      0.00
                                                                                -------------
Total distributions                                                                      0.00
                                                                                -------------
Net asset value, end of period                                                  $       10.39
                                                                                =============
TOTAL RETURN(3)                                                                          3.90%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                        $         104(1)
Ratio of expenses to average net assets before waivers and reimbursements                0.93%(1)
Ratio of expenses to average net assets after waivers and reimbursements                 0.13%(1)
Ratio of net investment income (loss) to average net assets                              2.17%(1)
Portfolio turnover rate(4)                                                                  1%



(1)   Annualized.



(2)   Not annualized



(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account



(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(5)   Class Y shares of the fund commenced operations on November 28, 2003.


THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS


THE HARTFORD SMALL COMPANY FUND -- CLASS Y



                                                          YEAR ENDED:                       PERIOD ENDED:      YEAR ENDED:
                                      --------------------------------------------------    -------------     -------------
                                                                                              1/1/2000-
                                      10/31/2004  10/31/2003   10/31/2002(6)  10/31/2001    10/31/2000(1)      12/31/1999
                                      ----------  ----------   -------------  ----------    -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $    10.27    $     12.35   $    18.50    $       20.84      $     13.47
Income from investment operations:
  Net investment income (loss)                         (0.09)         (0.06)       (0.02)           (0.02)           (0.03)
  Net realized and unrealized gain
  (loss) on investments                                 4.65          (2.02)       (5.54)           (1.43)            8.70
                                                  ----------    -----------   ----------    -------------      -----------
Total from investment operations                        4.56          (2.08)       (5.56)           (1.45)            8.67
Less distributions:
  Dividends from net investment
    income                                              0.00           0.00         0.00             0.00             0.00
  Distributions from capital gains                      0.00           0.00        (0.59)           (0.89)           (1.30)
  Return of capital                                     0.00           0.00         0.00             0.00             0.00
                                                  ----------    -----------   ----------    -------------      -----------
Total distributions                                     0.00           0.00        (0.59)           (0.89)           (1.30)
                                                  ----------    -----------   ----------    -------------      -----------
Net asset value, end of period                    $    14.83    $     10.27   $    12.35    $       18.50      $     20.84
                                                  ==========    ===========   ==========    =============      ===========
TOTAL RETURN(5)                                        44.40%        (16.84%)     (31.02%)          (7.27%)(2)       66.37%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                  $   14,472    $    10,834   $   33,473    $      46,205      $    39,536
Ratio of expenses to average net assets
before waivers and   reimbursements                     1.05%          1.00%        0.95%            0.96% (3)        0.99%
Ratio of expenses to average net assets
after waivers and   reimbursements                      1.00%          1.00%        0.95%            0.96% (3)        0.99%
Ratio of net investment income  (loss)
to average net assets                                  (0.73%)        (0.53%)      (0.14%)          (0.23%)(3)       (0.46%)
Portfolio turnover rate(4)                               179%           226%         224%             158%             177%


(1)   The fund's fiscal year end changed to October 31st.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS Y


                                                                                    YEAR ENDED:         PERIOD ENDED:
                                                                             -----------------------    -------------
                                                                                                         2/19/2002 -
                                                                             10/31/2004   10/31/2003     10/31/2002
                                                                             ----------   ----------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                      $    15.61    $       20.21
Income from Investment Operations:
  Net investment income (loss)                                                                 (0.08)           (0.08)
  Net realized and unrealized gain (loss) on investments                                        7.53            (4.52)
                                                                                          ----------    -------------
Total from investment operations                                                                7.45            (4.60)
Less distributions:
  Dividends from net investment income                                                          0.00             0.00
  Distributions from capital gains                                                              0.00             0.00
  Return of capital                                                                             0.00             0.00
                                                                                          ----------    -------------
Total distributions                                                                             0.00             0.00
                                                                                          ----------    -------------
Net asset value, end of period                                                            $    23.06    $       15.61
                                                                                          ==========    =============
TOTAL RETURN(1)                                                                                47.72%          (22.77%)(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                  $        1    $           1
Ratio of expenses to average net assets before waivers and reimbursements                       1.11%            1.06% (2)
Ratio of expenses to average net assets after waivers and reimbursements                        1.10%            1.00% (2)
Ratio of net investment income (loss) to average net assets                                    (0.46%)          (0.60%)(2)
Portfolio turnover rate(4)                                                                       122%              93%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account

(2)   Annualized.

(3)   Not Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD STOCK FUND -- CLASS Y


                                                          YEAR ENDED:                       PERIOD ENDED:      YEAR ENDED:
                                      --------------------------------------------------    -------------     -------------
                                                                                              1/1/2000-
                                      10/31/2004  10/31/2003   10/31/2002(6)  10/31/2001    10/31/2000(1)      12/31/1999
                                      ----------  ----------   -------------  ----------    -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $    14.15    $     17.31   $    23.85    $       23.99     $       19.89
Income from investment operations:
  Net investment income (loss)                          0.12           0.10         0.09             0.05             (0.01)
  Net realized and unrealized gain
  (loss) on investments                                 2.54          (3.26)       (5.55)            0.02              4.53
                                                  ----------    -----------   ----------    -------------     -------------
Total from investment operations                        2.66          (3.16)       (5.46)            0.07              4.52
Less distributions:
  Dividends from net investment
    income                                              0.00           0.00         0.00             0.00              0.00
  Distributions from capital gains                      0.00           0.00        (1.08)           (0.21)            (0.42)
  Return of capital                                     0.00           0.00         0.00             0.00              0.00
                                                  ----------    -----------   ----------    -------------     -------------
Total distributions                                     0.00           0.00        (1.08)           (0.21)            (0.42)
                                                  ----------    -----------   ----------    -------------     -------------
Net asset value, end of period                    $    16.81    $     14.15   $    17.31    $       23.85     $       23.99
                                                  ==========    ===========   ==========    =============     =============
TOTAL RETURN(5)                                        18.80%        (18.26%)     (23.93%)           0.28%(2)         22.91%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                  $   42,894    $    34,116   $   27,004    $      32,123     $      31,129
Ratio of expenses to average net
assets before waivers and
reimbursements                                          0.88%          0.85%        0.79%            0.80%(3)          0.91%
Ratio of expenses to average net
assets after waivers and
reimbursements                                          0.88%          0.85%        0.79%            0.80%(3)          0.91%
Ratio of net investment income (loss)
to average net assets                                   0.84%          0.58%        0.54%            0.28%(3)          0.36%
Portfolio turnover rate(4)                                37%            48%          38%              38%               34%


(1)   The fund's fiscal year end changed to October 31st.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS Y


                                                                                    YEAR ENDED:             PERIOD ENDED:
                                                                              -----------------------       -------------
                                                                                                             2/19/2002-
                                                                              10/31/2004   10/31/2003        10/31/2002
                                                                              ----------   ----------       -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                       $    10.49       $       10.29
Income from Investment Operations:
  Net investment income (loss)                                                                   0.40                0.29
  Net realized and unrealized gain (loss) on investments                                         0.06                0.20
                                                                                           ----------       -------------
Total from investment operations                                                                 0.46                0.49
Less distributions:
  Dividends from net investment income                                                          (0.43)              (0.29)
  Distributions from capital gains                                                              (0.05)               0.00
  Return of capital                                                                              0.00                0.00
                                                                                           ----------       -------------
Total distributions                                                                             (0.48)              (0.29)
                                                                                           ----------       -------------
Net asset value, end of period                                                             $    10.47       $       10.49
                                                                                           ==========       =============
TOTAL RETURN(1)                                                                                  4.50%               4.92%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                   $        1       $           1
Ratio of expenses to average net assets before waivers and reimbursements                        0.91%               0.65%(2)
Ratio of expenses to average net assets after waivers and reimbursements                         0.80%               0.65%(2)
Ratio of net investment income (loss) to average net assets                                      3.82%               3.83%(2)
Portfolio turnover rate(4)                                                                         17%                 36%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)   Annualized

(3)   Not Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS Y


                                                                                    YEAR ENDED:             PERIOD ENDED:
                                                                              -----------------------       -------------
                                                                                                             2/19/2002-
                                                                              10/31/2004   10/31/2003        10/31/2002
                                                                              ----------   ----------       -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                       $    11.28       $       10.99
Income from Investment Operations:
  Net investment income (loss)                                                                   0.45                0.33
  Net realized and unrealized gain (loss) on investments                                         0.04                0.27
                                                                                           ----------       -------------
Total from investment operations                                                                 0.49                0.60
Less distributions:
  Dividends from net investment income                                                          (0.46)              (0.31)
  Distributions from capital gains                                                              (0.25)               0.00
  Return of capital                                                                              0.00                0.00
                                                                                           ----------       -------------
Total distributions                                                                             (0.71)              (0.31)
                                                                                           ----------       -------------
Net asset value, end of period                                                             $    11.06       $       11.28
                                                                                           ==========       =============
TOTAL RETURN(1)                                                                                  4.53%               5.52%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                   $        1       $           1
Ratio of expenses to average net assets before waivers and reimbursements                        1.17%               0.63%(2)
Ratio of expenses to average net assets after waivers and reimbursements                         0.85%               0.63%(2)
Ratio of net investment income (loss) to average net assets                                      4.06%               4.15%(2)
Portfolio turnover rate(4)                                                                         35%                 47%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)   Annualized.

(3)   Not Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TOTAL RETURN BOND FUND -- CLASS Y


                                                          YEAR ENDED:                       PERIOD ENDED:      YEAR ENDED:
                                      --------------------------------------------------    -------------     -------------
                                                                                              1/1/2000-
                                      10/31/2004  10/31/2003   10/31/2002(6)  10/31/2001    10/31/2000(1)      12/31/1999
                                      ----------  ----------   -------------  ----------    -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $    10.87   $       10.99  $    10.22    $        9.99     $       10.81
Income from investment operations:
  Net investment income (loss)                          0.53            0.45        0.61             0.54              0.55
  Net realized and unrealized gain
  (loss) on investments                                 0.50            0.08        0.73             0.20             (0.80)
                                                  ----------   -------------  ----------    -------------     -------------
Total from investment operations                        1.03            0.53        1.34             0.74             (0.25)
Less distributions:
  Dividends from net investment
    income                                             (0.55)          (0.58)      (0.57)           (0.51)            (0.55)
  Distributions from capital gains                     (0.11)          (0.07)       0.00             0.00             (0.02)
  Return of capital                                     0.00            0.00        0.00             0.00              0.00
                                                  ----------   -------------  ----------    -------------     -------------
Total distributions                                    (0.66)          (0.65)      (0.57)           (0.51)            (0.57)
                                                  ----------   -------------  ----------    -------------     -------------
Net asset value, end of period                    $    11.24   $       10.87  $    10.99    $       10.22     $        9.99
                                                  ==========   =============  ==========    =============     =============
TOTAL RETURN(5)                                         9.68%           5.01%      13.46%            7.60%(2)         (2.31%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                  $   60,125   $      39,778  $   43,635    $      30,334     $      28,052
Ratio of expenses to average net
assets before waivers and
reimbursements                                          0.81%           0.78%       0.75%            0.77%(3)          0.80%
Ratio of expenses to average net
assets after waivers and
reimbursements                                          0.80%           0.78%       0.75%            0.77%(3)          0.80%
Ratio of net investment income (loss)
to average net assets                                   3.82%           5.16%       5.50%            6.34%(3)          5.77%
Portfolio turnover rate(4)                               199%            149%        196%             140%              113%


(1)   The fund's fiscal year end changed to October 31st.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS Y


                                                                                    YEAR ENDED:             PERIOD ENDED:
                                                                              -----------------------       -------------
                                                                                                             2/19/2002-
                                                                              10/31/2004   10/31/2003        10/31/2002
                                                                              ----------   ----------       -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                       $     9.89       $        9.50
Income from Investment Operations:
  Net investment income (loss)                                                                   0.45                0.32
  Net realized and unrealized gain (loss) on investments                                        (0.20)               0.36
                                                                                           ----------       -------------
Total from investment operations                                                                 0.25                0.68
Less distributions:
  Dividends from net investment income                                                          (0.46)              (0.29)
  Distributions from capital gains                                                               0.00                0.00
  Return of capital                                                                              0.00                0.00
                                                                                           ----------       -------------
Total distributions                                                                             (0.46)              (0.29)
                                                                                           ----------       -------------
Net asset value, end of period                                                             $     9.68       $        9.89
                                                                                           ==========       =============
TOTAL RETURN(1)                                                                                  2.51%               7.32%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                   $        1       $           1
Ratio of expenses to average net assets before waivers and reimbursements                        0.87%               0.74%(2)
Ratio of expenses to average net assets after waivers and reimbursements                         0.80%               0.74%(2)
Ratio of net investment income (loss) to average net assets                                      4.50%               4.36%(2)
Portfolio turnover rate(4)                                                                        108%                218%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)   Annualized

(3)   Not Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of the shares issued.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE FUND -- CLASS Y


                                                                               YEAR ENDED:                  PERIOD ENDED:
                                                               ------------------------------------------   -------------
                                                                                                             4/30/2001-
                                                               10/31/2004   10/31/2003(6)   10/31/2002(6)   10/31/2001(1)
                                                               ----------   -------------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $        7.64   $        9.04   $     10.00
Income from Investment Operations:
  Net investment income (loss)                                                       0.16            0.09          0.05
  Net realized and unrealized gain (loss) on investments                             1.25           (1.44)        (1.01)
                                                                            -------------   -------------   -----------
Total from investment operations                                                     1.41           (1.35)        (0.96)
Less distributions:
  Dividends from net investment income                                              (0.10)           0.00          0.00
  Distributions from capital gains                                                   0.00          (0.05)          0.00
  Return of capital                                                                  0.00            0.00          0.00
                                                                            -------------   -------------   -----------
Total distributions                                                                 (0.10)          (0.05)         0.00
                                                                            -------------   -------------   -----------
Net asset value, end of period                                              $        8.95   $        7.64   $      9.04
                                                                            =============   =============   ===========
TOTAL RETURN(5)                                                                     18.66%         (15.05%)       (9.60%)(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $          27   $         230   $       271
Ratio of expenses to average net assets before waivers and
  reimbursements                                                                     1.00%           0.98%         1.09%(3)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                                     1.00%           0.98%         1.00%(3)
Ratio of net investment income (loss) to average net assets                          1.46%           1.09%         0.98%(3)
Portfolio turnover rate(4)                                                             35%             35%           12%


(1)   The fund became effective and open for investment on April 30, 2001.

(2)   Not annualized.

(3)   Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS Y


                                                                                    YEAR ENDED:             PERIOD ENDED:
                                                                              -----------------------       -------------
                                                                                                             2/19/2002-
                                                                              10/31/2004   10/31/2003        10/31/2002
                                                                              ----------   ----------       -------------
CLASS Y -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                       $     9.30       $       11.73
Income from Investment Operations:
Net investment income (loss)                                                                     0.01                0.05
Net realized and unrealized gain (loss) on investments                                           2.91               (2.48)
                                                                                           ----------       -------------
Total from investment operations                                                                 2.92               (2.43)
Less distributions:
  Dividends from net investment income                                                           0.00                0.00
  Distributions from capital gains                                                               0.00                0.00
  Return of capital                                                                              0.00                0.00
                                                                                           ----------       -------------
Total distributions                                                                              0.00                0.00
                                                                                           ----------       -------------
Net asset value, end of period                                                             $    12.22       $        9.30
                                                                                           ==========       =============
TOTAL RETURN(1)                                                                                 31.40%             (20.75%)(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                   $        1       $           1
Ratio of expenses to average net assets before waivers and reimbursements                        1.33%               1.13% (2)
Ratio of expenses to average net assets after waivers and reimbursements                         1.25%               1.00% (2)
Ratio of net investment income (loss) to average net assets                                      0.08%               0.49% (2)
Portfolio turnover rate(4)                                                                         57%                 70%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)   Annualized.

(3)   Not Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

THE HARTFORD MUTUAL FUNDS

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (HEREIN CALLED "WE, OUR, AND US")

           This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a)    management;

b)    use; and

c)    protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a)    service your TRANSACTIONS with us; and

b)    support our business functions.

We may obtain PERSONAL INFORMATION from:

a)    YOU;

b)    your TRANSACTIONS with us; and

c)    third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a)    your name;

b)    your address;

c)    your income;

d)    your payment; or

e)    your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a)    our insurance companies;

b)    our employee agents;

c)    our brokerage firms; and

d)    our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a)    market our products; or

b)    market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a)    independent agents;

b)    brokerage firms;

c)    insurance companies;

d)    administrators; and

e)    service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a)    taking surveys;

b)    marketing our products or services; or

THE HARTFORD MUTUAL FUNDS

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a)    "opt-out;" or

b)    "opt-in;" as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a)    your proper written authorization; or

b)    as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a)    underwriting policies;

b)    paying claims;

c)    developing new products; or

d)    advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a)    the confidentiality; and

b)    the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a)    secured files;

b)    user authentication;

c)    encryption;

d)    firewall technology; and

e)    the use of detection software.

We are responsible for and must:

a)    identify information to be protected;

b)    provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a)    credit history;

b)    income;

c)    financial benefits; or

d)    policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a)    your medical records; or

THE HARTFORD MUTUAL FUNDS

b)    information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a)    PERSONAL FINANCIAL INFORMATION; and

b)    PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a)    your APPLICATION;

b)    your request for us to pay a claim; and

c)    your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a)    asking about;

b)    applying for; or

c)    obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:


American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.


THE HARTFORD MUTUAL FUNDS

FUND CODE, CUSIP NUMBER AND SYMBOL

                                                                  CLASS          FUND         CUSIP
NAME                                                              SHARES         CODE         NUMBER       SYMBOL
The Hartford Advisers Fund                                          Y             213        416645786     IHAYX
The Hartford Capital Appreciation Fund                              Y             216        416645604     HCAYX
The Hartford Disciplined Equity Fund                                Y             260        416645653     HGIYX
The Hartford Dividend and Growth Fund                               Y             225        416645828     HDGYX
The Hartford Equity Income Fund                                     Y            1661        416648855     HQIYX
The Hartford Focus Fund                                             Y            1272        416646867     HFFYX
The Hartford Global Communications Fund                             Y            1227        416645323     HGCYX
The Hartford Global Financial Services Fund                         Y            1223        416645273     HGFYX
The Hartford Global Health Fund                                     Y            1613        416645364     HGHYX
The Hartford Global Leaders Fund                                    Y             315        416645497     HGLYX
The Hartford Global Technology Fund                                 Y            1609        416645414     HGTYX
The Hartford Growth Fund                                            Y            1231        416529626     HGWYX
The Hartford Growth Opportunities Fund                              Y            1621        416529816     HGOYX
The Hartford High Yield Fund                                        Y             204        416645455     HAHYX
The Hartford Income Fund                                            Y            1641        416648848     HTIYX
The Hartford Inflation Plus Fund                                    Y            1649        416648830     HIPYX
The Hartford International Capital Appreciation Fund                Y            1276        416646800     HNCYX
The Hartford International Opportunities Fund                       Y             209        416645885     HAOYX
The Hartford International Small Company Fund                       Y            1280        416646883     HNSYX
The Hartford MidCap Fund                                            Y             229        416645687     HMDYX
The Hartford MidCap Value Fund                                      Y            1284        416646875     HMVYX
The Hartford Money Market Fund                                      Y             201        416645729     HAACX
The Hartford Short Duration Fund                                    Y            1645        416648822     HSDYX
The Hartford Small Company Fund                                     Y             979        416645307     HSCYX
The Hartford SmallCap Growth Fund                                   Y            1625        416529808     HSLYX
The Hartford Stock Fund                                             Y             222        416645851     HASYX
The Hartford Tax-Free California Fund                               Y             N/A           N/A        N/A
The Hartford Tax-Free Minnesota Fund                                Y            1629        416529527     HTMYX
The Hartford Tax-Free National Fund                                 Y            1633        416529428     HTNYX
The Hartford Tax-Free New York Fund                                 Y             N/A           N/A        N/A
The Hartford Total Return Bond Fund                                 Y             219        416645752     HABYX
The Hartford U.S. Government Securities Fund                        Y            1637        416529329     HUSYX
The Hartford Value Fund                                             Y            1288        416646701     HVFYX
The Hartford Value Opportunities Fund                               Y            1617        416529717     HVOYX

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.


The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.



To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:


BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

(Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.)

ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                       THE HARTFORD MUTUAL FUNDS

                                             CLASS L, CLASS M, CLASS N, CLASS H,
                                             CLASS Z AND CLASS E SHARES


                                             PROSPECTUS
                                             MARCH ___, 2005


AS WITH ALL MUTUAL FUNDS,
THE SECURITIES AND                THE HARTFORD GROWTH FUND
EXCHANGE COMMISSION               THE HARTFORD GROWTH OPPORTUNITIES FUND
HAS NOT APPROVED OR               THE HARTFORD SMALLCAP GROWTH FUND
DISAPPROVED THESE                 THE HARTFORD TAX-FREE MINNESOTA FUND
SECURITIES OR PASSED              THE HARTFORD TAX-FREE NATIONAL FUND
UPON THE ADEQUACY OF              THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
THIS PROSPECTUS. ANY              THE HARTFORD VALUE OPPORTUNITIES FUND
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.

                                       THE HARTFORD MUTUAL FUNDS
                                       P.O. BOX 64387
                                       ST. PAUL, MN 55164-0387

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS


Introduction                    Introduction
A summary of each fund's        The Hartford Growth Fund
goals, principal strategies,    The Hartford Growth Opportunities Fund
main risks, performance         The Hartford SmallCap Growth Fund
and expenses                    The Hartford Tax-Free Minnesota Fund
                                The Hartford Tax-Free National Fund
                                The Hartford U.S. Government Securities Fund
                                The Hartford Value Opportunities Fund

Description of other            Investment strategies and investment matters
investment strategies and
investment risks

Investment manager and          Management of the funds
management fee information

Information on your             About your account
account                         Share classes
                                How sales charges are calculated
                                Sales charge reductions and waivers
                                Adding to an account
                                Buying shares
                                Selling shares
                                Transaction policies
                                Dividends and account policies
                                Additional investor services

Further information on the      Financial Highlights
funds                           Privacy policy
                                Fund code, CUSIP number and symbol
                                For more information                            back cover


INTRODUCTION

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class L, M, N, H, Z and E shares of Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund, as applicable.

Each fund is a diversified fund. All of the funds are series of The Hartford Mutual Funds II, Inc.

Information on each fund, including risk factors for investing in the funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HIFSCO, Wellington Management and Hartford Investment Management is included under the section entitled "Management of the Funds" in this prospectus.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.






Wellington Management utilizes what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management `s stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The bar chart information is for the fund's Class L shares. The annual return variability of the fund's Class M, N and H shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND

includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS L TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                  [BAR CHART]


1995            21.57%
1996            18.56%
1997            23.80%
1998            29.63%
1999            34.67%
2000            -4.95%
2001           -14.60%
2002           -24.65%
2003            32.97%
2004



During the period shown in the bar chart, the highest quarterly return was ______% (____ quarter, _____) and the lowest quarterly return was ____% (____ quarter, ______).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                                  SINCE
                                                                                                 10 YEAR       INCEPTION(1)
                                                                                 1 YEAR  5 YEAR  CLASS L      CLASS M, N, H
Class L Return Before Taxes                                                          %      %         %            N/A
Class L Return After Taxes on Distributions                                          %      %         %            N/A
Class L Return After Taxes on Distributions and Sale of Fund Shares                  %      %         %            N/A
Class M Return Before Taxes                                                          %      %       N/A              %
Class N Return Before Taxes                                                          %      %       N/A              %
Class H Return Before Taxes                                                          %      %       N/A              %
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)        %      %         %              %(2)


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1)   Inception date November 14, 1994.


(2)   Return is from 11/30/1994 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                  CLASS M
                                                                                    AND
                                                                        --------------------------
                                                                         CLASS L  CLASS H  CLASS N
                                                                        --------  -------  -------
SHAREHOLDER FEES
 (fees paid directly from your investment)


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND


 Maximum sales charge (load) imposed on purchases as a percentage
  of offering price                                                      4.75%    None       None
 Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption  proceeds, whichever is less)             None(1)  4.00%      1.00%
 Exchange fees                                                           None     None       None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                             %        %          %

 Distribution and service (12b-1) fees                                   0.25%    1.00%      1.00%
 Other expenses                                                              %        %          %

 Total annual operating expenses(2)                                          %        %          %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15%, 2.15% and 2.15%, respectively. This policy may be discontinued any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)  CLASS L    CLASS M    CLASS N   CLASS H
Year 1                       $            $          $         $
Year 3                       $            $          $         $
Year 5                       $            $          $         $
Year 10                      $            $          $         $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)     CLASS L  CLASS M  CLASS N   CLASS H
Year 1                              $         $        $         $
Year 3                              $         $        $         $
Year 5                              $         $        $         $
Year 10                             $         $        $         $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The bar chart information is for the fund's Class L shares. The annual return variability of the fund's Class M, N, H and Z shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class M, N and H shares, excluding sales charges, would be lower, and the actual returns of Class Z shares would be higher, than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND

CLASS L TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   [BAR CHART]


1995            25.49%
1996            17.18%
1997            13.74%
1998            18.97%
1999            53.67%
2000             3.47%
2001           -24.11%
2002           -28.30%
2003            44.11%
2004



During the period shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                    SINCE              SINCE
                                                                    10 YEARS    INCEPTION(1)       INCEPTION(2)
                                               1 YEAR   5 YEARS     CLASS L     CLASS M, N, H         CLASS Z
Class L Return Before Taxes                       %        %           %              N/A               N/A
Class L Return After Taxes on Distributions       %        %           %              N/A               N/A
Class L Return After Taxes on
  Distributions and Sale of Fund Shares           %        %           %              N/A               N/A
Class M Return Before Taxes                       %        %         N/A                %               N/A
Class N Return Before Taxes                       %        %         N/A                %               N/A
Class H Return Before Taxes                       %        %         N/A                %               N/A
Class Z Return Before Taxes                       %        %         N/A              N/A                 %
Russell 3000 Growth Index (reflects no
  deduction for fees, expenses or taxes)          %        %           %                %(3)              %(4)


INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1)   Inception date November 14, 1994.

(2)   Inception date March 1, 1996.


(3)   Return is from 11/30/1994 -- 12/31/2004.



(4)   Return is from 2/28/1996 -- 12/31/2004.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                            CLASS M
                                                                                              AND
                                                                               --------  -------  -------  -------
                                                                                CLASS L  CLASS H  CLASS N  CLASS Z
                                                                               --------  -------  -------  -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage
     of offering price                                                         4.75%      None      None     None
   Maximum deferred sales charge (load) (as a
     percentage of purchase price or
   redemption proceeds, whichever is less)                                     None(1)    4.00%     1.00%    None
   Exchange fees                                                               None       None      None     None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                 %          %         %        %
   Distribution and service (12b-1) fees                                       0.25%      1.00%     1.00%    None
   Other expenses                                                                  %          %         %        %
   Total annual operating expenses (2)                                             %          %         %        %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15%, 2.15% and 2.15%, respectively. This policy may be discontinued any time.

EXAMPLE.These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)  CLASS L  CLASS M  CLASS N  CLASS H  CLASS Z
Year 1                         $        $        $        $        $
Year 3                         $        $        $        $        $
Year 5                         $        $        $        $        $
Year 10                        $        $        $        $        $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)  CLASS L  CLASS M  CLASS N CLASS  H CLASS Z
Year 1                            $        $        $       $       $
Year 3                            $        $        $       $       $
Year 5                            $        $        $       $       $
Year 10                           $        $        $       $       $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that Wellington Management believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2004, this range was between approximately $___ million and $___ billion. The fund's portfolio is diversified by industry and company. Though normally not implemented, the fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.



Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND

The bar chart information is for the fund's Class L shares. The annual return variability of the fund's Class M, N and H shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS L TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                  [BAR CHART]


1995            36.34%
1996             6.93%
1997             1.52%
1998            19.85%
1999           111.43%
2000           -13.95%
2001           -21.97%
2002           -29.17%
2003            49.47%
2004



During the period shown in the bar chart, the highest quarterly return was _____% (____ quarter, ____) and the lowest quarterly return was ______% (____ quarter, _______).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                                  SINCE
                                                                                                   10 YEARS   INCEPTION(1)
                                                                                1 YEAR    5 YEARS   CLASS L   CLASS M, N, H
Class L Return Before Taxes                                                        %         %           %         N/A
Class L Return After Taxes on Distributions                                        %         %           %         N/A
Class L Return After Taxes on Distributions and Sale of Fund Shares                %         %           %         N/A
Class M Return Before Taxes                                                        %         %        N/A             %
Class N Return Before Taxes                                                        %         %        N/A             %
Class H Return Before Taxes                                                        %         %        N/A             %
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)      %         %           %            %(2)


THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND

INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1)   Inception date November 14, 1994.


(2)   Return is from 11/30/1994 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                        CLASS M
                                                                                          AND
                                                                               -------------------------
                                                                               CLASS L  CLASS H  CLASS N
                                                                               -------  -------  -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage
    of offering price                                                          4.75%      None    None
   Maximum deferred sales charge (load) (as a percentage
    of purchase price or redemption
   proceeds, whichever is less)                                                None(1)    4.00%   1.00%
   Exchange fees                                                               None       None    None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                 %          %       %
   Distribution and service (12b-1) fees                                       0.25%      1.00%   1.00%
   Other expenses                                                                  %          %       %
   Total annual operating expenses(2)                                              %          %       %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%, 2.15%, 2.15% and 2.15%, respectively. This policy may be discontinued any time.


EXAMPLE.These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)      CLASS L   CLASS M    CLASS N  CLASS H
Year 1                            $         $          $        $
Year 3                            $         $          $        $
Year 5                            $         $          $        $
Year 10                           $         $          $        $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)    CLASS L   CLASS M   CLASS N   CLASS H
Year 1                              $         $         $         $
Year 3                              $         $         $         $
Year 5                              $         $         $         $
Year 10                             $         $         $         $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE MINNESOTA FUND

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its net assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.

The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") ("Aaa", "Aa", "A" or "Baa"), by Standard & Poor's Corporation ("S&P") ("AAA", "AA", "A" or "BBB") or by Fitch, Inc. ("Fitch") ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class E shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE MINNESOTA FUND

The bar chart information is for the fund's Class E shares. The annual return variability of the fund's Class L, M, N and H shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class L, M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS E TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   [BAR CHART]


1995            14.09%
1996             2.99%
1997             7.76%
1998             5.76%
1999            -2.57%
2000            10.54%
2001             3.69%
2002             8.80%
2003             5.16%
2004



During the period shown in the bar chart, the highest quarterly return was ____% (_____ quarter, _____) and the lowest quarterly return was _____% (____ quarter, _______).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                              SINCE
                                                                                           10 YEARS       INCEPTION(1)
                                                                      1 YEAR   5 YEARS      CLASS E     CLASS L, M, N, H
Class E Return Before Taxes                                             %        %               %           N/A
Class E Return After Taxes on Distributions                             %        %               %           N/A
Class E Return After Taxes on Distributions and Sale of Fund Shares     %        %               %           N/A
Class L Return Before Taxes                                             %        %            N/A                %
Class M Return Before Taxes                                             %        %            N/A                %
Class N Return Before Taxes                                             %        %            N/A                %
Class H Return Before Taxes                                             %        %            N/A                %
Lehman Brothers Municipal Bond Index (reflects no
 deduction for fees, expenses or taxes)                                 %        %               %               %(2)


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE MINNESOTA FUND

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1)   Inception date November 14, 1994.


(2)   Return is from 11/30/1994 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                               CLASS E  CLASS L  CLASS M  CLASS N  CLASS H
                                                                               -------  -------  -------  -------  -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage
   of offering price                                                           4.50%    4.50%    None     None      None
   Maximum deferred sales charge (load) (as a percentage of purchase price
   or redemption proceeds, whichever is less)                                  None(1)  None(1)  4.00%    1.00%     4.00%
   Exchange fees                                                               None     None     None     None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                 %        %        %        %         %
   Distribution and service (12b-1) fees                                       None     0.25%    1.00%    1.00%     1.00%
   Other expenses                                                                  %        %        %        %         %
   Total annual operating expenses(2)                                              %        %        %        %         %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class E and Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.90%, 1.60%, 1.60% and 1.60%, respectively. This policy may be discontinued any time.

EXAMPLE.These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)    CLASS E   CLASS L  CLASS M  CLASS N   CLASS H
Year 1                            $       $        $        $         $
Year 3                            $       $        $        $         $
Year 5                            $       $        $        $         $
Year 10                           $       $        $        $         $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)  CLASS E  CLASS L  CLASS M  CLASS N CLASS H
Year 1                            $        $        $        $       $
Year 3                            $        $        $        $       $
Year 5                            $        $        $        $       $
Year 10                           $        $        $        $       $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.

The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class E shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The bar chart information is for the fund's Class E shares. The annual return variability of the fund's Class L, M, N and H shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class L, M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS E TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   [BAR CHART]


1995            15.86%
1996             3.17%
1997             8.73%
1998             5.23%
1999            -3.66%
2000             9.96%
2001             3.50%
2002             9.89%
2003             5.01%
2004



During the period shown in the bar chart, the highest quarterly return was ____% (_____ quarter, ______) and the lowest quarterly return was _____% (____ quarter, ______).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                         SINCE
                                                                        10 YEARS     INCEPTION(1)
                                                     1 YEAR    5 YEAR   CLASS E   CLASS L, M, N, H
Class E Return Before Taxes                             %        %            %         N/A
Class E Return After Taxes on Distributions             %        %            %         N/A
Class E Return After Taxes on Distributions
  and Sale of Fund Shares                               %        %            %         N/A
Class L Return Before Taxes                             %        %          N/A            %
Class M Return Before Taxes                             %        %          N/A            %
Class N Return Before Taxes                             %        %          N/A            %
Class H Return Before Taxes                             %        %          N/A            %
Lehman Brothers Municipal Bond Index (reflects no
  deduction for fees, expenses or taxes)                %        %            %            %(2)


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1)   Inception date November 14, 1994.


(2)   Return is from 11/30/1994 -- 12/31/2004.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                             CLASS M
                                                                                               AND
                                                                               ----------------------------------
                                                                               CLASS E  CLASS L  CLASS H  CLASS N
                                                                               -------  -------  -------  -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of
   offering price                                                              4.50%    4.50%    None     None
   Maximum deferred sales charge (load) (as a percentage of purchase price or
   redemption proceeds, whichever is less)                                     None(1)  None(1)  4.00%    1.00%
   Exchange fees                                                               None     None     None     None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                 %        %        %        %
   Distribution and service (12b-1) fees                                       None     0.25%    1.00%    1.00%
   Other expenses                                                                  %        %        %        %
   Total annual operating expenses(2)                                              %        %        %        %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class E and Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.05%, 1.75%, 1.75% and 1.75%, respectively. This policy may be discontinued any time.

EXAMPLE.These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)          CLASS E   CLASS L   CLASS M  CLASS N   CLASS H
Year 1                                 $          $         $        $         $
Year 3                                 $          $         $        $         $
Year 5                                 $          $         $        $         $
Year 10                                $          $         $        $         $


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)       CLASS E  CLASS L   CLASS M  CLASS N   CLASS H
Year 1                                 $        $         $        $         $
Year 3                                 $        $         $        $         $
Year 5                                 $        $         $        $         $
Year 10                                $        $         $        $         $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.


To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with an average life of between five and fifteen years.


MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class E shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

The bar chart information is for the fund's Class E shares. The annual return variability of the fund's Class L, M, N and H shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class L, M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS E TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   [BAR CHART]


1995            15.97%
1996             3.36%
1997             8.92%
1998             8.52%
1999            -1.99%
2000            11.50%
2001             7.49%
2002            11.12%
2003             1.20%
2004



During the period shown in the bar chart, the highest quarterly return was _____% (____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                        SINCE
                                                                         10 YEARS    INCEPTION(1)
                                                    1 YEAR     5 YEAR    CLASS E   CLASS L, M, N, H
Class E Return Before Taxes                            %         %             %       N/A
Class E Return After Taxes on Distributions            %         %             %       N/A
Class E Return After Taxes on Distributions
  and Sale of Fund Shares                              %         %             %       N/A
Class L Return Before Taxes                            %         %           N/A          %
Class M Return Before Taxes                            %         %           N/A          %
Class N Return Before Taxes                            %         %           N/A          %
Class H Return Before Taxes                            %         %           N/A          %
Lehman Brothers U.S. Government Index
 (reflects no deduction for fees,
 expenses or taxes)                                    %         %             %          %(2)


THE HARTFORD MUTUAL FUNDS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INDICES: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.

(1)   Inception date November 14, 1994.


(2)   Return is from 11/30/1994 -- 12/31/2004.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                                CLASS M
                                                                                                  AND
                                                                                -----------------  -----------------
                                                                                CLASS E  CLASS L   CLASS H   CLASS N
                                                                                -------  -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of
   offering price                                                               4.50%     4.50%     None      None
   Maximum deferred sales charge (load) (as a percentage of purchase price or
   redemption proceeds, whichever is less)                                      None(1)   None(1)   4.00%     1.00%
   Exchange fees                                                                None      None      None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                  %         %         %         %
   Distribution and service (12b-1) fees                                        None      0.25%     1.00%     1.00%
   Other expenses                                                                   %         %         %         %
   Total annual operating expenses(2)                                               %         %         %         %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class E and Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%, 1.90%, 1.90% and 1.90%, respectively. This policy may be discontinued any time.

EXAMPLE.These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                                       CLASS M
                                                         AND
EXPENSES (WITH REDEMPTION)       CLASS E    CLASS L    CLASS H   CLASS N
Year 1                             $          $           $          $
Year 3                             $          $           $          $
Year 5                             $          $           $          $
Year 10                            $          $           $          $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

You would pay the following expenses if you did not redeem your shares:


                                                       CLASS M
                                                         AND
EXPENSES (WITHOUT REDEMPTION)    CLASS E   CLASS L    CLASS H    CLASS N
Year 1                              $         $         $           $
Year 3                              $         $         $           $
Year 5                              $         $         $           $
Year 10                             $         $         $           $


THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:


      -     high fundamental investment value



      -     strong management team



      -     strong industry position


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The bar chart information is for the fund's Class L shares. The annual return variability of the fund's Class M, N and H shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE OPPORTUNITIES FUND

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS L TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   [BAR CHART]


1996            19.88%
1997            24.81%
1998             8.38%
1999             8.84%
2000            18.84%
2001            -3.99%
2002           -25.57%
2003           -40.85%
2004



During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, _____) and the lowest quarterly return was ____% (____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004
(INCLUDES SALES CHARGES)



                                                                                                                       SINCE
                                                                                1 YEAR           5 YEARS            INCEPTION(1)
Class L Return Before Taxes                                                       %               %                          %
Class L Return After Taxes on Distributions                                       %               %                          %
Class L Return After Taxes on Distributions and Sale of Fund Shares               %               %                          %
Class M Return Before Taxes                                                       %               %                          %
Class N Return Before Taxes                                                       %               %                          %
Class H Return Before Taxes                                                       %               %                          %
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)      %               %                          %(2)


INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1)   Inception date January 2, 1996.


(2)   Return is from 12/31/1995 -- 12/31/2004.


THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE OPPORTUNITIES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                      CLASS M
                                                                                        AND
                                                                            --------------------------
                                                                            CLASS L   CLASS H  CLASS N
                                                                            -------   -------  -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage
      of offering price                                                      4.75%     None     None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption
   proceeds, whichever is less)                                              None(1)   4.00%    1.00%
   Exchange fees                                                             None      None     None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                               %         %        %
   Distribution and service (12b-1) fees                                     0.25%     1.00%    1.00%
   Other expenses                                                                %         %        %
   Total annual operating expenses(2)                                            %         %        %


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15%, 2.15% and 2.15%, respectively. This policy may be discontinued any time.

EXAMPLE.These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                                           CLASS M
                                                             AND
EXPENSES (WITH REDEMPTION)              CLASS L            CLASS H            CLASS N
Year 1                                    $                 $                   $
Year 3                                    $                 $                   $
Year 5                                    $                 $                   $
Year 10                                   $                 $                   $


You would pay the following expenses if you did not redeem your shares:


                                                           CLASS M
                                                             AND
EXPENSES (WITHOUT REDEMPTION)           CLASS L            CLASS H            CLASS N
Year 1                                     $                 $                   $
Year 3                                     $                 $                   $
Year 5                                     $                 $                   $
Year 10                                    $                 $                   $


THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, in which all funds, except for Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest as part of their principal investment strategy, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, in which the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund may invest as part of their principal strategy, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective. For Tax-Free Minnesota Fund and Tax-Free National Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Although it is not a principal investment strategy, each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.


These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free Minnesota Fund and Tax-Free National Fund to earn income that is taxable when distributed to shareholders.

FOREIGN INVESTMENTS

The funds, other than the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control

THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Each fund, except Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES


Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Growth Fund may invest in securities of such companies, but not as a principal investment strategy.


Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts (HOLDRs), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS


A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:



- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.



- "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.



- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.



- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.



ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.



Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.


ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and U.S. Government Securities Fund are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for the Tax-Free Funds, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS

Equity Securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside

THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

Non-Dollar Securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

SmallCap Growth Fund and U.S. Government Securities Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Tax-Free Minnesota Fund and Tax-Free National Fund each also has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free Minnesota Fund, the income tax of Minnesota. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free Minnesota Fund and Tax-Free National Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address and phone number).


DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose their largest ten holdings no earlier than 15 days after the end of each month. See the SAI for further details.


THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $_____ billion in assets as of December 31, 2004. At the same time, HIFSCO had over $____ billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.



There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, and requests for information from the Connecticut Securities and Investments Division of the Department of Banking, in each case requesting documentation and other information regarding various mutual fund regulatory issues. The Hartford continues to respond to requests for documents and information from representatives from the SEC's Office of Compliance Inspections and Examinations in connection with their ongoing compliance examinations regarding market timing and late trading, revenue sharing and directed brokerage, fees, fund service providers and transfer agents, and other mutual fund-related issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations, including issues related to market timing and the use of directed brokerage. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.

A number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office, which have included a range of monetary penalties and restitution. While no such action has been initiated against The Hartford, it is possible that the SEC, the New York Attorney General's Office or other regulatory agencies may pursue action against The Hartford or one or more of its employees in the future. The potential timing of any such action is difficult to predict. If such an action is brought, it would not be expected to result in a material adverse effect on the funds.

In addition, the funds have been served with five consolidated putative national class actions in which plaintiffs make "direct claims" on behalf of investors in the funds and "derivative claims" on behalf of the funds themselves. Plaintiffs allege that excessive or inadequately disclosed fees were charged to investors, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers. The defendants in these cases include various Hartford entities, Wellington Management, the funds, and the funds' board of directors. This litigation is not expected to result in a material adverse effect on the funds.


THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP is the investment sub-adviser to each of the funds, other than those subadvised by Hartford Investment Management. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2004, Wellington Management had investment management authority over approximately $____ billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2004, Hartford Investment Management had investment management authority over approximately $_____ billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                                                ANNUAL RATE
------------------------                                                -----------
First $100,000,000                                                        1.00%
Next $150,000,000                                                         0.80%
Amount Over $250 Million                                                  0.70%

TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

AVERAGE DAILY NET ASSETS                                                ANNUAL RATE
------------------------                                                -----------
First $50,000,000                                                         0.80%
Amount Over $50 Million                                                   0.70%

TAX-FREE MINNESOTA FUND

AVERAGE DAILY NET ASSETS                                                ANNUAL RATE
------------------------                                                -----------
First $50,000,000                                                         0.72%
Amount Over $50 Million                                                   0.70%

THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS


For each fund's fiscal year ended October 31, 2004, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:



                FUND NAME                                               10/31/2003
-------------------------------------------                             ----------
The Hartford Growth Fund                                                   %
The Hartford Growth Opportunities Fund                                     %
The Hartford SmallCap Growth Fund                                          %
The Hartford Tax-Free Minnesota Fund                                       %
The Hartford Tax-Free National Fund                                        %
The Hartford U.S. Government Securities Fund                               %
The Hartford Value Opportunities Fund                                      %



A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the funds is currently available in the funds' SAI and will be available in the funds' semi-annual report to shareholders covering the period ending April 30, 2005.



PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.



GROWTH FUND Andrew J. Shilling, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.



John A. Boselli, Vice President of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investment Incorporated (1996-2002).



GROWTH OPPORTUNITIES FUND Michael Carmen, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.



SMALLCAP GROWTH FUND David J. Elliott, Vice President of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.



Doris T. Dwyer, Vice President of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2, 2001.



TAX-FREE MINNESOTA FUND The fund is managed by Charles Grande, with Patrick J. Hennigan as assistant portfolio manager.


Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick J. Hennigan, Investment Officer of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Hennigan joined Hartford Investment Management in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.


TAX-FREE NATIONAL FUND The fund is managed by Charles Grande, with Patrick J. Hennigan as assistant portfolio manager.


Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS

Patrick J. Hennigan, Investment Officer of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Hennigan joined Hartford Investment Management in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.

U.S. GOVERNMENT SECURITIES FUND The fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.

Mr. Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2004. Mr. Hanlon joined Hartford Investment Management in 1988 and has been an investment professional involved in trading and portfolio management since that time.

Mr. Regenauer, Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.


VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund.



James H. Averill, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception
(2001).



David R. Fassnacht, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception
(2001).



James N. Mordy, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001).



David W. Palmer, Vice President of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003.


THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT

SHARE CLASSES

YOU MAY INVEST IN THE CLASS L, CLASS M, CLASS N, CLASS H, CLASS E OR CLASS Z SHARES OF A FUND ONLY IF YOU WERE A SHAREHOLDER OF THAT PARTICULAR FUND AND SHARE CLASS ON FEBRUARY 15, 2002, AND ONLY SO LONG AS YOU REMAIN INVESTED IN THAT FUND AND CLASS.

Each share class has its own cost structure. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class, except Class E and Class Z, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class M and Class H shares of more than $250,000 or an investment in Class N shares of more than $1,000,000 to invest in Class L shares instead.

CLASS L

- Front-end sales charges, as described under the heading "How Sales Charges are Calculated".


-     Distribution and service (12b-1) fees of 0.25% for each fund.


CLASS M AND CLASS H

-     No front-end sales charge; all your money goes to work for you right away.

-     Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described under the heading "How Sales Charges are Calculated".

- Automatic conversion to Class L shares after eight years, thus reducing future annual expenses.

- The only difference between Class M and Class H shares is the amount of the concession paid to dealers. This difference does not affect you in any way. There may be differences in total returns of the two classes due to the accounting method used to allocate income and expenses among the fund classes and the relative sizes of the classes.

CLASS N

-     No front-end sales charge; all your money goes to work for you right away.

-     Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class L shares, so annual expenses continue at the Class N level throughout the life of your investment.

CLASS E -- TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

- Front-end sales charges, as described under the heading "How Sales Charges are Calculated".

-     No distribution and service (12b-1) fees.

THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT

CLASS Z -- GROWTH OPPORTUNITIES FUND


- No front-end or deferred sales charge; all your money goes to work for you right away.


-     No distribution and service (12b-1) fees.

HOW SALES CHARGES ARE CALCULATED

CLASS L AND CLASS E sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

                                                                                                                   DEALER
                                                                       AS A % OF                  AS A %         COMMISSION AS
                                                                       OFFERING                   OF NET         PERCENTAGE OF
   YOUR INVESTMENT                                                       PRICE                  INVESTMENT       OFFERING PRICE
--------------------                                                   ---------                ----------       --------------
Less than $100,000                                                       4.75%                    4.99%              4.00%
$100,000 -- $249,999                                                     3.50%                    3.63%              3.00%
$250,000 -- $499,999                                                     2.50%                    2.56%              2.25%
$500,000 -- $999,999                                                     2.00%                    2.04%              1.75%
$1 million or more(1)                                                       0%                       0%                 0%

TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

                                                                                                                  DEALER
                                                                       AS A % OF                 AS A %        COMMISSION AS
                                                                       OFFERING                  OF NET        PERCENTAGE OF
  YOUR INVESTMENT                                                       PRICE                  INVESTMENT      OFFERING PRICE
--------------------                                                   ---------               ----------      --------------
Less than $100,000                                                       4.50%                   4.71%              4.00%
$100,000 -- $249,999                                                     3.50%                   3.63%              3.00%
$250,000 -- $499,999                                                     2.50%                   2.56%              2.25%
$500,000 -- $999,999                                                     2.00%                   2.04%              1.75%
$1 million or more(1)                                                       0%                      0%                 0%

(1) Investments of $1 million or more in Class L and Class E shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class L and Class E shares made to investors who qualify under any of the last four categories listed under "Waivers for Certain Investors".

CLASS M AND CLASS H shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT

YEARS AFTER
 PURCHASE                                                              CDSC
-----------                                                            ----
1st year                                                               4.00%
2nd year                                                               4.00%
3rd year                                                               3.00%
4th year                                                               3.00%
5th year                                                               2.00%
6th year                                                               1.00%


For purposes of Class M and Class H CDSCs, all purchases made during a calendar month are aggregated and deemed to have been made on the first day of that month.


HIFSCO may pay broker-dealers who sell Class M shares a concession equal to 4.00% of the amount invested and an annual fee of 0.25%. Broker-dealers who sell Class H shares are paid a concession of 5.25% of the amount invested.

Class M and Class H shares (except for those purchased by reinvestment of dividends and other distributions) will automatically convert to Class L shares after eight years. When these shares convert to Class L, a proportionate amount of Class M and Class H shares in your account that were purchased through the reinvestment of dividends and other distributions will also convert to Class L.


CLASS N shares are purchased at net asset value. There is no CDSC on shares acquired through reinvestment of dividends and capital gains. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. If you redeem your shares within one year of the date you purchased the shares, you will pay a CDSC of 1.00%.


HIFSCO may pay broker-dealers who sell Class N shares a concession equal to 1.00% of the amount invested and an annual fee of 1.00% of the amount invested that begins to accrue one year after the shares are sold.

CLASS Z shares are offered at net asset value. These shares are sold without an initial or contingent sales charge and are offered only by Growth Opportunities Fund.

To determine whether a CDSC applies on Class M, Class H and Class N shares, the fund redeems shares in the following order: (1) shares representing an increase over the original purchase cost, (2) shares (at their current market value) acquired through reinvestment of dividends and capital gains distributions, (3) Class M and Class H shares held for over 6 years or Class N shares held over 1 year, and (4) Class M and Class H shares held the longest during the six-year period.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS



REDUCING YOUR CLASS L AND CLASS E SALES CHARGES There are several ways you can combine multiple purchases of Class L or Class E shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent that you are eligible for these breakpoints every time you have a qualifying transaction.


The first three ways can be combined in any manner:



- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (including The Hartford Money Market Fund, which, like the other Hartford Mutual Funds not discussed herein, is offered through a separate prospectus) you or members of your family already own to the amount of your next Class A, Class L and Class E investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A, Class L and Class E shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L and Class E shares, a family member is an owner's spouse (or legal equivalent recognized under law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable


THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT


      annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, Class L and Class E shares. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. Hartford Administrative Services Company ("HASCO"), The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.



- LETTER OF INTENT -- lets you purchase Class A, Class L and Class E shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A , Class L and Class E shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A, Class L and Class E shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A, Class L or Class E shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of an LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A, Class L or Class E shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A, Class L or Class E shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A, Class L or Class E shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. The LOI may be backdated up to 90 days. Purchases based on an LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI are available from your registered representative or from HASCO at 1-888-843-7824.


- COMBINATION PRIVILEGE -- lets you combine Class L or Class E shares of multiple funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- for Class M and Class H shares you owned on February 15, 2002, an amount that represents, on an annual (non-cumulative) basis, up to 10% of the amount (at the time of investment) of your purchases of Class M and Class H shares made on or before February 15, 2002 (this waiver is not available for Class M and Class H shares purchased after February 15, 2002),


- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated; provided however that the value of all Class M and Class H shares sold during a year pursuant to the CDSC waiver described in the previous bullet point shall be included in calculating the maximum sales allowed without the CDSC pursuant to this waiver,


-     because of shareholder death or disability,

-     because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

-     for retirement plans under the following circumstances:

      (1)   to return excess contributions,

      (2)   hardship withdrawals as defined in the plan,

      (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT

      (4) to meet minimum distribution requirements under the Internal Revenue Code,

      (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

      (6)   after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund offered in this prospectus (provided that an active account already exists in that fund and class) within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class L and Class E shares of a fund may be offered without front-end sales charges to the following individuals and institutions that owned Class L or Class E shares of the fund on February 15, 2002:

-     selling brokers and their employees and sales representatives,

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,


- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, Wellington Management, the transfer agent, and their affiliates,


- participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more (1% CDSC applies if redeemed within 18 months),

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- as described further in the SAI, certain other individuals who owned shares of the funds as of February 15, 2002.

The above individuals and institutions remain eligible for the waiver of the front-end sales charge on Class L and Class E shares of a particular fund only for as long as they remain invested in the particular fund and class.

The 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.


The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes hyperlinks that facilitate access to this information.


ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the Funds' shares ("Additional Payments") based on a number of factors described in the funds' SAI. This additional compensation is not paid directly by you.


With the exception of certain compensation arrangements specifically discussed in the SAI and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the Funds attributable to a particular Financial Intermediary, on sales of the Funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, may, but are normally not expected to, exceed, in the aggregate, 0.40% of the average net assets of the Funds attributable to a particular Financial Intermediary. Please refer to the SAI for a listing of Financial Intermediaries to whom the distributor makes such Additional Payments. Separate Additional Payments may also be made in connection with the sale and distribution of the Funds' shares in such forms as, among others, "due diligence" payments and "marketing support" fees ("Negotiated Additional Amounts"), as discussed in greater detail in the SAI. These Negotiated Additional Amounts paid to Financial Intermediaries in connection with the sale and distribution of the Funds' shares may also pertain to the sale and distribution of other


THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT


investment products distributed by affiliates of the distributor. With the exception of certain Negotiated Additional Amounts specifically discussed in the SAI, payments of Negotiated Additional Amounts did not exceed $500,000 per Financial Intermediary for the calendar year ended December 31, 2004. [TO BE UPDATED.]


ADDING TO AN ACCOUNT

YOU MAY MAKE ADDITIONAL INVESTMENTS (MINIMUM $50 PER FUND) IN THE CLASS L, CLASS M, CLASS N, CLASS H, CLASS E OR CLASS Z SHARES OF A FUND ONLY IF YOU WERE A SHAREHOLDER OF THAT PARTICULAR FUND AND SHARE CLASS ON FEBRUARY 15, 2002, AND ONLY SO LONG AS YOU REMAIN INVESTED IN THAT FUND AND CLASS.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES.

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

         ADDRESS:                                      PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                              1-888-843-7824
      P.O. BOX 64387
 ST. PAUL, MN 55164-0387             OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                       ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS

BUYING SHARES





ON THE WEB

                                      TO ACCESS YOUR ACCOUNTS

                                      -      Go to www.hartfordinvestor.com

             [INTERNET                -      Under Client Account Access, click on Hartford Mutual Funds, and
              GRAPHIC]                       enter your User ID (SSN) and PIN. First time users will nee PIN, by clicking on the Create/Reset PIN link.

                                      TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

                                      -     Select `Work with Fund' on the fund you want to
                                            purchase shares in.

                                      -     First time users will need to select the Add Bank
                                            Instructions function to setup their bank
                                            information online.

                                      -     Once bank instructions have been established,
                                            select the purchase shares function and enter the
                                            purchase information.

                                      -     After you submit your successful purchase request
                                            a purchase acknowledgement will be displayed.

                                      TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
                                        FUND

                                      -     After logging into your accounts at
                                            www.hartfordinvestor.com, select `Work with Fund'
                                            on one of the funds you will be exchanging
                                            between.

                                      -     Select the Exchange Shares function and follow the
                                            instructions on the Exchange Request screen.

                                      -     On the verification page, check the box explaining
                                            that you have read, understand and accept the
                                            terms and conditions of the prospectus, and click
                                            submit.

                                      -     After you submit your successful exchange request
                                            an exchange acknowledgement will be displayed.

                                      Note: The minimum amount when exchanging into a new fund is $1,000 per fund, except for the
                                            Capital Appreciation Fund. The minimum amount when exchanging into a new account in the
                                            Capital Appreciation Fund is $10,000.

ON THE PHONE

                                      TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

              [PHONE                  -     Verify that your bank/credit union is a member of
             GRAPHIC]                       the Automated Clearing House (ACH) system.

                                      -     Call The Hartford at the number below to verify
                                            that your bank or credit union information is set
                                            up. If not currently set up, you will be asked to
                                            provide bank instructions in writing or by fax.

                                      -     Tell The Hartford the fund name, your share class,
                                            account and the name(s) in which the account is
                                            registered and the amount of your investment.


                                      TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
                                        FUND


THE HARTFORD MUTUAL FUNDS

                                      -     Call your financial representative,
                                            plan administrator, or the transfer
                                            agent, at the number below to
                                            request an exchange.

                                      Note:  The minimum amount when exchanging into a new fund is $1,000 per fund, except for the
                                             Capital Appreciation Fund. The minimum amount when exchanging into a new account in the
                                             Capital Appreciation Fund is $10,000.



IN WRITING:
WITH CHECK

              [CHECK                  -     Make out a check for the investment amount,
             GRAPHIC]                       payable to "The Hartford Mutual Funds."

                                      -     Complete the detachable investment slip from an
                                            account statement, or write a note specifying the
                                            fund name and share class, account number and the
                                            name(s) in which the account is registered.

                                      -     Deliver the check and your investment slip, or
                                            note, to the address listed below.

BY EXCHANGE

                                      -     Write a letter of instruction indicating the fund
                                            names, share class, account number, the name(s) in
                                            which the accounts are registered, and your
                                            signature.

             [ARROW
             GRAPHIC]                 -     Deliver these instructions to your financial
                                            representative or plan administrator, or mail to
                                            the address listed below.

                                      Note:  The minimum amount when exchanging into a new fund is $1,000 per fund, except for the
                                             Capital Appreciation Fund. The minimum amount when exchanging into a new account in the
                                             Capital Appreciation Fund is $10,000.

BY WIRE

                                      -      Instruct your bank to wire the amount of your investment to:

                                                    US Bank National Association
                                                    ABA #091000022, creditaccount no:
                                                    1-702-2514-1341
             [COMPUTER                              The Hartford Mutual Funds Purchase Account
             GRAPHIC]                               For further credit to: (Your name)
                                                    Hartford Mutual Funds Account Number:
                                                    (Your account number)

                                      Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.



       ADDRESS:                                                             PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                                              1-888-THE-STAG (843-7824)
    P.O. BOX 9140
  MPLS, MN 55164-9140                                                  OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                        ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS

SELLING SHARES


BY LETTER

                                      -     Write a letter of instruction or complete a power
                                            of attorney indicating the fund name, your share
                                            class, your account number, the name(s) in which
                                            the account is registered GRAPHIC] and the dollar
                                            value or number of shares you wish to sell.

             [LETTER                  -     Include all signatures and any additional
             GRAPHIC]                       documents that may be required (see "Selling
                                            Shares in Writing").

                                      -     Mail the materials to the address below or to your
                                            plan administrator.

                                      -     A check will be mailed to the name(s) and address
                                            in which the account is registered, or otherwise
                                            according to your letter of instruction. Overnight
                                            delivery may be requested for a nominal fee
                                            (currently $15) which will be deducted from
                                            redemption proceeds.

BY PHONE

                                      -     Restricted to sales of up to $50,000 in any 7-day
                                            period.

                                      -     To place your order with a representative, call
                                            the transfer agent at the number below between 8
             [PHONE                         A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6
             GRAPHIC]                       P.M. Central Time) Monday through Thursday and
                                            between 8 A.M. and 6 P.M. Eastern Time (between 7
                                            A.M. and 5 P.M. Central Time) on Friday. Orders
                                            received after 4 P.M. Eastern Time (3 P.M. Central
                                            Time) will receive the next business day's
                                            offering price.

                                      -     For automated service 24 hours a day using your
                                            touch-tone phone, call the number below.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

                                      -     Fill out the "Telephone Exchanges and Telephone
                                            Redemption" and "Bank Account or Credit Union
                                            Information" sections of your new account
                                            application.

                                      -     Call the transfer agent to verify that the
                                            telephone redemption privilege is in place on an
                                            account, or to request the forms to add it to an
                                            existing account.

            [COMPUTER                 -     Generally, amounts of $1,000 or more will be wired
            GRAPHIC]                        on the next business day. Your bank may charge a
                                            fee for this service. Wire transfers may be
                                            requested for a nominal fee (currently $25) which
                                            will be deducted from redemption proceeds.

                                      -     Amounts of less than $1,000 may be sent by EFT or
                                            by check. Funds from EFT transactions are
                                            generally available by the third to fifth business
                                            day. Your bank may charge a fee for this service.

                                      -     Phone requests are limited to amounts up to
                                            $50,000 in a 7-day period.

BY EXCHANGE

                                      -     Obtain a current prospectus for the fund into
            [ARROW                          which you are exchanging by calling your financial
            GRAPHIC]                        representative or the transfer agent at the number
                                            below.

                                      -     Call your financial representative or the transfer
                                            agent to request an exchange.

ON THE WEB

                                      -     Log into your account(s) by using Client Account

  (ARROW                              -     Access at www.HartfordInvestor.com
  GRAPHIC)
                                      -     On the Portfolio Summary page, find the fund you want
                                            to redeem from and select `Work with Fund'

                                      -     On the Fund Detail page, select either the `Redeem
                                            Shares' or `Exchange Shares' function, and click `Go'

                                      -     Complete the Redemption or Exchange Request, and
                                            click on `Continue'.

                                      -     Verify the transaction information and click on
                                            `Submit'


THE HARTFORD MUTUAL FUNDS

                                      *     Because of legal and tax restrictions on
                                      withdrawals from employer-sponsored retirement
                                      accounts (i.e. SEP, SIMPLE and 403B plans), you
                                      will not be allowed to enter a redemption request
                                      for these types of accounts online.


To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

         ADDRESS:                                                                        PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                                                                1-888-843-7824
      P.O. BOX 64387
  ST. PAUL, MN 55164-0387                                              OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                        ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS

SELLING SHARES IN WRITING

BY LETTER

   In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

                                       -     your address of record has changed within the past
                                             30 days

       [LETTER                         -     you are selling more than $50,000 worth of shares
       GRAPHIC]
                                       -     you are requesting payment other than by a check
                                             mailed to the address of record and payable to the
                                             registered owner(s).

   Please note that a notary public CANNOT provide a signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a signature guarantee.

REQUIREMENTS FOR WRITTEN REQUESTS BY SELLER

    OWNERS OF INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP, UGMA/UTMA (CUSTODIAL
    ACCOUNTS FOR MINORS) OR GENERAL PARTNER ACCOUNTS.

                                      -     Letter of instruction.

                                      -     On the letter, the signatures and titles of all
                                            persons authorized to sign for the account,
                                            exactly as the account is registered.

                                      -     Signature guarantee if applicable (see above).

    OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS.

                                      -     Letter of instruction.

                                      -     Corporate resolution, certified within
                                            the past twelve months.

                                      -     On the letter and the resolution, the signature of
                                            the person(s) authorized to sign for the account.

                                      -     Signature guarantee if applicable (see above).

    OWNERS OR TRUSTEES OF TRUST ACCOUNTS.

                                      -     Letter of instruction.

                                      -     On the letter, the signature(s) of the trustee(s).

                                      -     Provide a copy of the trust document certified
                                            within the past twelve months.

                                      -     Signature guarantee if applicable (see above).

    JOINT TENANCY SHAREHOLDERS WHOSE CO-TENANTS ARE DECEASED.

                                      -     Letter of instruction signed by surviving tenant.

                                      -     Copy of death certificate.

                                      -     Signature guarantee if applicable (see above).

    EXECUTORS OF SHAREHOLDER ESTATES.

                                      -     Letter of instruction signed by executor.

                                      -     Copy of order appointing executor, certified
                                            within the past twelve months.

                                      -     Signature guarantee if applicable (see above).

    ADMINISTRATORS, CONSERVATORS, GUARDIANS AND OTHER SELLERS OR ACCOUNT  TYPES NOT LISTED ABOVE.

                                      -     Call 1-888-843-7824 for instructions.

        ADDRESS:                                                                       PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                                                              1-888-843-7824
     P.O. BOX 64387
 ST. PAUL, MN 55164-0387                                               OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                        ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others: (i) the occurrence of events that that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; and (iv) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that will mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.


At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

-     The fund name and account number.

-     The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

-     Signature guarantees (if required).

-     Any supporting legal documentation that may be required.

THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES

As long as you remain invested in Class L, Class M, Class N, Class E or Class H shares of more than one fund, you can exchange these shares for the corresponding class shares of the other fund(s) in which you are invested. If you want to exchange into a fund and class that you are not otherwise invested in, you must exchange into the Class A, Class B or Class C shares of that fund. Class A, Class B and Class C shares are offered through a separate prospectus. You may exchange Class L, Class M, Class N, Class E, Class H or Class Z shares of the funds with the shares of any other Hartford Mutual Fund as follows:

                                                                          OTHER SHARE CLASS OF
                                                                              THE HARTFORD
SHARE CLASS                                                                   MUTUAL FUNDS
   Class L                                  <-->                                 Class A
   Class M                                  <-->                                 Class B
   Class N                                  <-->                                 Class C
   Class H                                  <-->                                 Class B
   Class Z                                  <-->                                 Class A
   Class E                                  <-->                                 Class A

The registration for both accounts involved in the exchange must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES



The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can dilute a fund's NAV for long-term shareholders.



If you intend to trade frequently or use market timing investment strategies, you should not purchase these funds.



The Board of Directors of the funds has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds may, in certain circumstances, reverse a transaction determined to be abusive. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.



THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES


It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When a third substantive round trip transaction is effected within a 90-day period, the person effecting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.



The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.



The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the funds' defenses against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."


CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If the total value of your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

-     after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income of the funds are normally declared and paid annually. Dividends from the net investment income of the Tax-Free Minnesota Fund, Tax-Free National Fund, and U.S. Government Securities Fund are declared and paid monthly. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer at 1-888-843-7824.


TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December.


THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS ONLY) Tax-Free Minnesota Fund and Tax-Free National Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.


INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.


Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets existing shareholders set up regular investments from their paycheck or bank account to the fund(s) of their choice. You determine the frequency and amount of your investments (minimum investment of at least $50 per fund a month), and you can terminate your program at any time. To establish an AIP contact your financial representative or transfer agent.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

- SPECIFY THE PAYEE(S). The payee may be yourself or any other party and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. A signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE TRANSFER AGENT AT 1-888-843-7824 FOR FURTHER ASSISTANCE IN ESTABLISHING THE SWP.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Contact your financial representative or the transfer agent at 1-888-843-7824.

-     Be sure that the amount is for $50 or more per fund.

-     Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Contact your financial representative or the transfer agent at 1-888-843-7824.

-     Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee will be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial
statements audited by         , whose report, along with the fund's financial
statements and financial highlights, is included in the annual report which is available upon request. The information for the periods ended on or before October 31, 2001 has been audited by the former independent pubic accountants to the funds.


THE HARTFORD GROWTH FUND -- CLASS L

(formerly Fortis Capital Fund -- Class A)


                                                                                           PERIOD                YEAR ENDED
                                                               YEAR ENDED:                 ENDED:                AUGUST 31:
                                                  ------------------------------------  -------------     ------------------------
                                                  10/31/2004   10/31/2003   10/31/2002  10/31/2001(1)        2001         2000
                                                  ----------  ------------ -----------  -------------     -----------  -----------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $    11.91   $    14.23   $    15.09        $    23.85   $    22.81
Income from investment operations:
  Net investment income (loss)                                     (0.05)       (0.03)       (0.01)            (0.05)       (0.08)
  Net realized and unrealized gain (loss) on
   investments                                                      3.40        (2.29)       (0.85)            (5.39)        6.47
                                                              ----------   ----------   ----------        ----------   ----------
Total from investment operations                                    3.35        (2.32)       (0.86)            (5.44)        6.39
Less distributions:
  Dividends from net investment income                              0.00         0.00         0.00              0.00         0.00
  Distributions from capital gains                                  0.00         0.00         0.00             (3.32)       (5.35)
  Return of capital                                                 0.00         0.00         0.00              0.00         0.00
                                                              ----------   ----------   ----------        ----------   ----------
Total distributions                                                 0.00         0.00         0.00             (3.32)       (5.35)
                                                              ----------   ----------   ----------        ----------   ----------
Net asset value, end of period                                $    15.26   $    11.91   $    14.23        $    15.09   $    23.85
                                                              ==========   ==========   ==========        ==========   ==========
TOTAL RETURN(2)                                                    28.13%      (16.28%)      (5.70%)(5)       (25.08%)      32.70%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $  316,451   $  274,683   $  385,620        $  416,544   $  615,473
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.15%        1.14%        1.11% (3)         1.08%        1.07%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.15%        1.14%        1.11% (3)         1.08%        1.07%
Ratio of net investment income (loss) to
   average net assets                                              (0.34%)      (0.28%)      (0.34%)(3)        (0.16%)      (0.29%)
Portfolio turnover rate(4)                                           129%         107%          13%              161%         165%


(1)   For the two-month period ended October 31 , 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net assets value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of the shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS M
(formerly Fortis Capital Fund -- Class B)


                                                                                            PERIOD              YEAR ENDED
                                                               YEAR ENDED:                  ENDED:              AUGUST 31:
                                                  ------------------------------------  --------------    ------------------------
                                                  10/31/2004   10/31/2003   10/31/2002  10/31/2001(1)        2001         2000
                                                  ----------  -----------   ----------  --------------    ------------ -----------
CLASS M -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $    10.80    $    13.00   $    13.81       $    22.27    $    21.77
Income from investment operations:
  Net investment income (loss)                                     (0.14)        (0.16)       (0.03)           (0.21)        (0.62)
  Net realized and unrealized gain (loss) on
   investments                                                      3.06         (2.04)       (0.78)           (4.93)         6.47
                                                              ----------    ----------   ----------       ----------    ----------
Total from investment operations                                    2.92         (2.20)       (0.81)           (5.14)         5.85
Less distributions:
  Dividends from net investment income                              0.00          0.00         0.00             0.00          0.00
  Distributions from capital gains                                  0.00          0.00         0.00            (3.32)        (5.35)
  Return of capital                                                 0.00          0.00         0.00             0.00          0.00
                                                              ----------    ----------   ----------       ----------    ----------
Total distributions                                                 0.00          0.00         0.00            (3.32)        (5.35)
                                                              ----------    ----------   ----------       ----------    ----------
Net asset value, end of period                                $    13.72    $    10.80   $    13.00       $    13.81    $    22.27
                                                              ==========    ==========   ==========       ==========    ==========
TOTAL RETURN(2)                                                    27.04%       (16.90%)      (5.87%)(5)      (25.58%)       31.59%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $   23,523    $   21,478   $   28,112       $   29,777    $   38,264
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.90%         1.89%        1.86% (3)        1.83%         1.82%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.90%         1.89%        1.86% (3)        1.83%         1.82%
Ratio of net investment income (loss) to average
   net assets                                                      (1.09%)       (1.03%)      (1.09%)(3)       (0.91%)       (1.04%)
Portfolio turnover rate(4)                                           129%          107%          13%             161%          165%


(1)   For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of the shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS N
(formerly Fortis Capital Fund -- Class C)


                                                                                           PERIOD                YEAR ENDED
                                                               YEAR ENDED:                 ENDED:                AUGUST 31:
                                                  ------------------------------------- -------------     ------------------------
                                                  10/31/2004   10/31/2003   10/31/2002  10/31/2001(1)        2001         2000
                                                  ----------  ------------- ----------- -------------     -----------  -----------
CLASS N -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $    10.80    $    13.00    $    13.81       $    22.27   $    21.76
Income from investment operations:
  Net investment income (loss)                                     (0.14)        (0.26)        (0.03)           (0.21)       (0.62)
  Net realized and unrealized gain (loss) on
   investments                                                      3.06         (1.94)        (0.78)           (4.93)        6.48
                                                              ----------    ----------    ----------       ----------   ----------
Total from investment operations                                    2.92         (2.20)        (0.81)           (5.14)        5.86
Less distributions:
  Dividends from net investment income                              0.00          0.00          0.00             0.00         0.00
  Distributions from capital gains                                  0.00          0.00          0.00            (3.32)       (5.35)
  Return of capital                                                 0.00          0.00          0.00             0.00         0.00
                                                              ----------    ----------    ----------       ----------   ----------
Total distributions                                                 0.00          0.00          0.00            (3.32)       (5.35)
                                                              ----------    ----------    ----------       ----------   ----------
Net asset value, end of period                                $    13.72    $    10.80    $    13.00       $    13.81   $    22.27
                                                              ==========    ==========    ==========       ==========   ==========
TOTAL RETURN(2)                                                    27.04%       (16.90%)       (5.87%)(5)      (25.58%)      31.66%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $    4,499    $    4,340    $    6,911       $    7,557   $   10,932
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.90%         1.89%         1.86% (3)        1.83%        1.82%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.90%         1.89%         1.86% (3)        1.83%        1.82%
Ratio of net investment income (loss) to average
   net assets                                                      (1.09%)       (1.03%)       (1.09%)(3)       (0.91%)      (1.04%)
Portfolio turnover rate(4)                                           129%          107%           13%             161%         165%


(1)   For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of the shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS H
(formerly Fortis Capital Fund -- Class H)


                                                                                           PERIOD                YEAR ENDED
                                                               YEAR ENDED:                 ENDED:                AUGUST 31:
                                                  ------------------------------------- -------------     ------------------------
                                                  10/31/2004   10/31/2003   10/31/2002  10/31/2001(1)        2001          2000
                                                  ----------  ------------  ----------- -------------     -----------  -----------
CLASS H -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $    10.81    $    13.02   $    13.83       $    22.30    $    21.78
Income from investment operations:
  Net investment income (loss)                                     (0.14)        (0.23)       (0.03)           (0.21)        (0.62)
  Net realized and unrealized gain (loss) on
   investments                                                      3.07         (1.98)       (0.78)           (4.94)         6.49
                                                              ----------    ----------   ----------       ----------    ----------
Total from investment operations                                    2.93         (2.21)       (0.81)           (5.15)         5.87
Less distributions:
  Dividends from net investment income                              0.00          0.00         0.00             0.00          0.00
  Distributions from capital gains                                  0.00          0.00         0.00            (3.32)        (5.35)
  Return of capital                                                 0.00          0.00         0.00             0.00          0.00
                                                              ----------    ----------   ----------       ----------    ----------
Total distributions                                                 0.00          0.00         0.00            (3.32)        (5.35)
                                                              ----------    ----------   ----------       ----------    ----------
Net asset value, end of period                                $    13.74    $    10.81   $    13.02       $    13.83    $    22.30
                                                              ==========    ==========   ==========       ==========    ==========
TOTAL RETURN(2)                                                    27.10%       (16.95%)      (5.86%)(5)      (25.59%)       31.68%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $   27,032    $   26,002   $   37,750       $   40,645    $   56,771
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.90%         1.89%        1.86% (3)        1.83%         1.82%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.90%         1.89%        1.86% (3)        1.83%         1.82%
Ratio of net investment income (loss) to average
   net assets                                                      (1.09%)       (1.03%)      (1.09%)(3)       (0.91%)       (1.04%)
Portfolio turnover rate(4)                                           129%          107%          13%             161%          165%


(1)   For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of the shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS L
(formerly Fortis Growth Fund -- Class A)


                                                                                           PERIOD              YEAR ENDED
                                                               YEAR ENDED:                 ENDED:              AUGUST 31:
                                                -------------------------------------  -------------   --------------------------
                                                 10/31/2004   10/31/2003   10/31/2002  10/31/2001(1)       2001         2000
                                                -----------  ------------------------  -------------   -----------  -------------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $   15.33    $   19.21    $   21.62       $   45.45    $      30.80
Income from investment operations:
  Net investment income (loss)                                   (0.10)       (0.13)       (0.11)          (0.30)          (0.20)
  Net realized and unrealized gain (loss) on
   investments                                                    6.13        (3.54)       (2.30)         (14.98)          21.70
                                                             ---------    ---------    ---------       ---------    ------------
Total from investment operations                                  6.03        (3.67)       (2.41)         (15.28)          21.50
Less distributions:
  Dividends from net investment income                            0.00         0.00         0.00            0.00            0.00
  Distributions from capital gains                                0.00        (0.21)        0.00           (8.55)          (6.85)
  Return of capital                                               0.00         0.00         0.00            0.00            0.00
                                                             ---------    ---------    ---------       ---------    ------------
Total distributions                                               0.00        (0.21)        0.00           (8.55)          (6.85)
                                                             ---------    ---------    ---------       ---------    ------------
Net asset value, end of period                               $   21.36    $   15.33    $   19.21       $   21.62    $      45.45
                                                             =========    =========    =========       =========    ============
TOTAL RETURN(2)                                                  39.34%      (19.36%)     (11.15%)(5)     (38.44%)         82.06%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $ 517,892    $ 412,454    $ 593,267       $ 681,941    $  1,203,376
Ratio of expenses to average net assets before
  waivers and reimbursements                                      1.10%        1.10%        1.08%(3)        1.04%           1.04%
Ratio of expenses to average net assets after
  waivers and reimbursements                                      1.10%        1.10%        1.08%(3)        1.04%           1.04%
Ratio of net investment income (loss) to
  average net assets                                             (0.56%)      (0.67%)      (0.52%)(3)      (0.40%)         (0.54%)
Portfolio turnover rate(4)                                         158%         182%          28%            198%            140%


(1)   For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS M
(formerly Fortis Growth Fund -- Class B)


                                                                                           PERIOD             YEAR ENDED
                                                             YEAR ENDED:                   ENDED:             AUGUST 31:
                                                --------------------------------------  -------------  ------------------------
                                                10/31/2004   10/31/2003    10/31/2002   10/31/2001(1)     2001         2000
                                                -----------  -----------  ------------  -------------  ----------  ------------
CLASS M -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $   13.71    $    17.33    $  19.53       $  42.31    $    29.26
Income from investment operations:
  Net investment income (loss)                                   (0.22)        (0.28)      (0.12)         (0.70)        (0.30)
  Net realized and unrealized gain (loss) on
   investments                                                    5.48         (3.13)      (2.08)        (13.53)        20.20
                                                             ---------    ----------    --------       --------    ----------
Total from investment operations                                  5.26         (3.41)      (2.20)        (14.23)        19.90
Less distributions:
  Dividends from net investment income                            0.00          0.00        0.00           0.00          0.00
  Distributions from capital gains                                0.00         (0.21)       0.00          (8.55)        (6.85)
  Return of capital                                               0.00          0.00        0.00           0.00          0.00
                                                             ---------    ----------    --------       --------    ----------
Total distributions                                               0.00         (0.21)       0.00          (8.55)        (6.85)
                                                             ---------    ----------    --------       --------    ----------
Net asset value, end of period                               $   18.97    $    13.71    $  17.33       $  19.53    $    42.31
                                                             =========    ==========    ========       ========    ==========
TOTAL RETURN(2)                                                  38.36%       (19.97%)    (11.26%)(5)    (38.90%)       80.70%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $  24,361    $   20,163    $ 27,013       $ 30,268    $   43,250
Ratio of expenses to average net assets before
  waivers and reimbursements                                      1.85%         1.85%       1.83%(3)       1.79%         1.79%
Ratio of expenses to average net assets after
  waivers and reimbursements                                      1.85%         1.85%       1.83%(3)       1.79%         1.79%
Ratio of net investment income (loss) to
  average net assets                                             (1.31%)       (1.42%)     (1.27%)(3)     (1.15%)       (1.29%)
Portfolio turnover rate(4)                                         158%          182%         28%           198%          140%


(1)   For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS N
(formerly Fortis Growth Fund -- Class C)


                                                                                              PERIOD              YEAR ENDED
                                                              YEAR ENDED:                     ENDED:              AUGUST 31:
                                                ----------------------------------------  --------------   -------------------------
                                                10/31/2004    10/31/2003     10/31/2002    10/31/2001(1)       2001         2000
                                                -----------  -----------    ------------  --------------   ------------  -----------
CLASS N -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $    13.71     $    17.34    $    19.53       $    42.32    $   29.26
Income from investment operations:
  Net investment income (loss)                                    (0.22)         (0.34)        (0.11)           (0.71)       (0.30)
  Net realized and unrealized gain (loss) on
   investments                                                     5.48          (3.08)        (2.08)          (13.53)       20.21
                                                             ----------     ----------    ----------       ----------    ---------
Total from investment operations                                   5.26          (3.42)        (2.19)          (14.24)       19.91
Less distributions:
  Dividends from net investment income                             0.00           0.00          0.00             0.00         0.00
  Distributions from capital gains                                 0.00          (0.21)         0.00            (8.55)       (6.85)
  Return of capital                                                0.00           0.00          0.00             0.00         0.00
                                                             ----------     ----------    ----------       ----------    ---------
Total distributions                                                0.00          (0.21)         0.00            (8.55)       (6.85)
                                                             ----------     ----------    ----------       ----------    ---------
Net asset value, end of period                               $    18.97     $    13.71    $    17.34       $    19.53    $   42.32
                                                             ==========     ==========    ==========       ==========    =========
TOTAL RETURN(2)                                                   38.36%        (20.01%)      (11.21%)(5)      (38.92%)      80.74%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $    4,773     $    4,172    $    6,131       $    6,866    $  10,352
Ratio of expenses to average net assets before
  waivers and reimbursements                                       1.85%          1.85%         1.83%(3)         1.79%        1.79%
Ratio of expenses to average net assets after
  waivers and reimbursements                                       1.85%          1.85%         1.83%(3)         1.79%        1.79%
Ratio of net investment income (loss) to
  average net assets                                              (1.31%)        (1.42%)       (1.27%)(3)       (1.15%)      (1.29%)
Portfolio turnover rate(4)                                          158%           182%           28%             198%         140%


(1)   For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS H
(formerly Fortis Growth Fund -- Class H)


                                                                                              PERIOD              YEAR ENDED
                                                               YEAR ENDED:                    ENDED:              AUGUST 31:
                                                  ---------------------------------------  -------------   ------------------------
                                                  10/31/2004    10/31/2003    10/31/2002   10/31/2001(1)      2001         2000
                                                  -----------  ------------  ------------  -------------   -----------  -----------
CLASS H -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $    13.73    $    17.36    $   19.55       $   42.35    $   29.28
Income from investment operations:
  Net investment income (loss)                                      (0.22)        (0.32)       (0.11)          (0.70)       (0.30)
  Net realized and unrealized gain (loss) on
   investments                                                       5.48         (3.10)       (2.08)         (13.55)       20.22
                                                               ----------    ----------    ---------       ---------    ---------
Total from investment operations                                     5.26         (3.42)       (2.19)         (14.25)       19.92
Less distributions:
  Dividends from net investment income                               0.00          0.00         0.00            0.00         0.00
  Distributions from capital gains                                   0.00         (0.21)        0.00           (8.55)       (6.85)
  Return of capital                                                  0.00          0.00         0.00            0.00         0.00
                                                               ----------    ----------    ---------       ---------    ---------
Total distributions                                                  0.00         (0.21)        0.00           (8.55)       (6.85)
                                                               ----------    ----------    ---------       ---------    ---------
Net asset value, end of period                                 $    18.99    $    13.73    $   17.36       $   19.55    $   42.35
                                                               ==========    ==========    =========       =========    =========
TOTAL RETURN(2)                                                     38.31%       (19.99%)     (11.20%)(5)     (38.91%)      80.72%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $   45,121    $   39,151    $  54,539       $  61,764    $  97,410
Ratio of expenses to average net assets before
  waivers and reimbursements                                         1.85%         1.85%        1.83%(3)        1.79%        1.79%
Ratio of expenses to average net assets after
  waivers and reimbursements                                         1.85%         1.85%        1.83%(3)        1.79%        1.79%
Ratio of net investment income (loss) to average
  net assets                                                        (1.31%)       (1.42%)      (1.27%)(3)      (1.15%)      (1.29%)
Portfolio turnover rate(4)                                            158%          182%          28%            198%         140%


(1)   For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS Z
(formerly Fortis Growth Fund -- Class Z)


                                                                                            PERIOD              YEAR ENDED
                                                               YEAR ENDED:                  ENDED:              AUGUST 31:
                                                  -------------------------------------  -------------   -------------------------
                                                  10/31/2004   10/31/2003    10/31/2002  10/31/2001(1)       2001         2000
                                                  ----------   ----------   -----------  -------------   -----------  ------------
CLASS Z -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $   15.87    $   19.77    $   22.24       $   46.35    $    31.23
Income from investment operations:
  Net investment income (loss)                                     (0.06)        0.72        (0.10)          (0.15)        (0.16)
  Net realized and unrealized gain (loss) on
   investments                                                      6.36        (4.41)       (2.37)         (15.41)        22.13
                                                               ---------    ---------    ---------       ---------    ----------
Total from investment operations                                    6.30        (3.69)       (2.47)         (15.56)        21.97
Less distributions:
  Dividends from net investment income                              0.00         0.00         0.00            0.00          0.00
  Distributions from capital gains                                  0.00        (0.21)        0.00           (8.55)        (6.85)
  Return of capital                                                 0.00         0.00         0.00            0.00          0.00
                                                               ---------    ---------    ---------       ---------    ----------
Total distributions                                                 0.00        (0.21)        0.00           (8.55)        (6.85)
                                                               ---------    ---------    ---------       ---------    ----------
Net asset value, end of period                                 $   22.17    $   15.87    $   19.77       $   22.24    $    46.35
                                                               =========    =========    =========       =========    ==========
TOTAL RETURN(2)                                                    39.70%      (18.90%)     (11.11%)(5)     (38.26%)       82.51%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $  32,485    $  26,842    $  94,961       $ 110,221    $  231,410
Ratio of expenses to average net assets before
  waivers and reimbursements                                        0.85%        0.84%        0.83%(3)        0.79%         0.79%
Ratio of expenses to average net assets after
  waivers and reimbursements                                        0.85%        0.84%        0.83%(3)        0.79%         0.79%
Ratio of net investment income (loss) to average
  net assets                                                       (0.31%)      (0.43%)      (0.27%)(3)      (0.15%)       (0.29%)
Portfolio turnover rate(4)                                           158%         182%          28%            198%          140%


(1)   For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS L
(formerly Fortis Capital Appreciation Portfolio -- Class A)


                                                                                           PERIOD             YEAR ENDED
                                                               YEAR ENDED:                 ENDED:             AUGUST 31:
                                                -------------------------------------  -------------   -------------------------
                                                 10/31/2004   10/31/2003   10/31/2002  10/31/2001(1)        2001         2000
                                                -----------  -----------  -----------  -------------   ------------  -----------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $   15.56    $   19.04    $   21.24       $    60.44    $    36.04
Income from investment operations:
  Net investment income (loss)                                   (0.15)       (0.20)       (0.03)           (0.17)        (0.44)
  Net realized and unrealized gain (loss) on
   investments                                                    7.49        (2.95)       (2.17)          (26.04)        35.42
                                                             ---------    ---------    ---------       ----------    ----------
Total from investment operations                                  7.34        (3.15)       (2.20)          (26.21)        34.98
Less distributions:
  Dividends from net investment income                            0.00         0.00         0.00             0.00          0.00
  Distributions from capital gains                                0.00        (0.33)        0.00           (12.99)       (10.58)
  Return of capital                                               0.00         0.00         0.00             0.00          0.00
                                                             ---------    ---------    ---------       ----------    ----------
Total distributions                                               0.00        (0.33)        0.00           (12.99)       (10.58)
                                                             ---------    ---------    ---------       ----------    ----------
Net asset value, end of period                               $   22.90    $   15.56    $   19.04       $    21.24    $    60.44
                                                             =========    =========    =========       ==========    ==========
TOTAL RETURN(2)                                                  47.17%      (16.92%)     (10.36%)(5)      (50.60%)      115.84%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $ 112,621    $  86,414    $ 121,440       $  138,175    $  314,326
Ratio of expenses to average net assets before
  waivers and reimbursements                                      1.50%        1.50%        1.50%(3)         1.39%         1.35%
Ratio of expenses to average net assets after
  waivers and reimbursements                                      1.45%        1.45%        1.50%(3)         1.39%         1.35%
Ratio of net investment income (loss) to
  average net assets                                             (0.80%)      (1.06%)      (1.02%)(3)       (0.57%)       (0.94%)
Portfolio turnover rate(4)                                         122%          93%          17%             151%          212%


(1)   For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS M
(formerly Fortis Capital Appreciation Portfolio -- Class B)


                                                                                              PERIOD              YEAR ENDED
                                                               YEAR ENDED:                    ENDED:              AUGUST 31:
                                                  --------------------------------------  ---------------  ------------------------
                                                   10/31/2004   10/31/2003   10/31/2002    10/31/2001(1)       2001         2000
                                                  -----------  -----------  ------------  ---------------  ------------  ----------
CLASS M -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $    14.36    $    17.70    $    19.76       $    57.66    $  34.91
Income from investment operations:
  Net investment income (loss)                                      (0.24)        (0.33)        (0.04)           (0.68)      (0.47)
  Net realized and unrealized gain (loss) on
   investments                                                       6.88         (2.68)        (2.02)          (24.23)      33.80
                                                               ----------    ----------    ----------       ----------    --------
Total from investment operations                                     6.64         (3.01)        (2.06)          (24.91)      33.33
Less distributions:
  Dividends from net investment income                               0.00          0.00          0.00             0.00        0.00
  Distributions from capital gains                                   0.00         (0.33)         0.00           (12.99)     (10.58)
  Return of capital                                                  0.00          0.00          0.00             0.00        0.00
                                                               ----------    ----------    ----------       ----------    --------
Total distributions                                                  0.00         (0.33)         0.00           (12.99)     (10.58)
                                                               ----------    ----------    ----------       ----------    --------
Net asset value, end of period                                 $    21.00    $    14.36    $    17.70       $    19.76    $  57.66
                                                               ==========    ==========    ==========       ==========    ========
TOTAL RETURN(2)                                                     46.24%       (17.42%)      (10.43%)(5)      (50.84%)    114.66%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $   17,992    $   13,714    $   18,115       $   20,522    $ 38,246
Ratio of expenses to average net assets before
  waivers and reimbursements                                         2.05%         2.05%         2.05%(3)         1.94%       1.90%
Ratio of expenses to average net assets after
  waivers and reimbursements                                         2.05%         2.05%         2.05%(3)         1.94%       1.90%
Ratio of net investment income (loss) to average
  net assets                                                        (1.40%)       (1.65%)       (1.57%)(3)       (1.12%)     (1.49%)
Portfolio turnover rate(4)                                            122%           93%           17%             151%        212%


(1)   For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS N
(formerly Fortis Capital Appreciation Portfolio -- Class C)


                                                                                            PERIOD               YEAR ENDED
                                                               YEAR ENDED:                  ENDED:               AUGUST 31:
                                                  ------------------------------------  ---------------  --------------------------
                                                  10/31/2004   10/31/2003  10/31/2002    10/31/2001(1)       2001         2000
                                                  ----------- ----------- ------------  ---------------  ------------  ------------
CLASS N -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $    14.37   $    17.71    $    19.77       $    57.71    $    34.94
Income from investment operations:
  Net investment income (loss)                                     (0.24)       (0.34)        (0.04)           (0.71)        (0.47)
  Net realized and unrealized gain (loss) on
   investments                                                      6.89        (2.67)        (2.02)          (24.24)        33.82
                                                              ----------   ----------    ----------       ----------    ----------
Total from investment operations                                    6.65        (3.01)        (2.06)          (24.95)        33.35
Less distributions:
  Dividends from net investment income                              0.00         0.00          0.00             0.00          0.00
  Distributions from capital gains                                  0.00        (0.33)         0.00           (12.99)       (10.58)
  Return of capital                                                 0.00         0.00          0.00             0.00          0.00
                                                              ----------   ----------    ----------       ----------    ----------
Total distributions                                                 0.00        (0.33)         0.00           (12.99)       (10.58)
                                                              ----------   ----------    ----------       ----------    ----------
Net asset value, end of period                                $    21.02   $    14.37    $    17.71       $    19.77    $    57.71
                                                              ==========   ==========    ==========       ==========    ==========
TOTAL RETURN(2)                                                    46.28%      (17.41%)      (10.42%)(5)      (50.87%)      114.60%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $    6,110   $    4,757    $    6,495       $    7,278    $   14,300
Ratio of expenses to average net assets before
  waivers and reimbursements                                        2.05%        2.05%         2.05%(3)         1.94%         1.90%
Ratio of expenses to average net assets after
  waivers and reimbursements                                        2.05%        2.05%         2.05%(3)         1.94%         1.90%
Ratio of net investment income (loss) to average
  net assets                                                       (1.40%)      (1.65%)       (1.57%)(3)       (1.12%)       (1.49%)
Portfolio turnover rate(4)                                           122%          93%           17%             151%          212%


(1)   For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS H
(formerly Fortis Capital Appreciation Portfolio -- Class H)


                                                                                            PERIOD            YEAR ENDED
                                                              YEAR ENDED:                   ENDED:            AUGUST 31:
                                                ---------------------------------------  -------------  ----------------------
                                                10/31/2004    10/31/2003    10/31/2002   10/31/2001(1)     2001        2000
                                                -----------  ------------  ------------  -------------  ----------  ----------
CLASS H -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $    14.37    $    17.71    $  19.77       $  57.72    $  34.94
Income from investment operations:
  Net investment income (loss)                                    (0.25)        (0.36)      (0.04)         (0.72)      (0.47)
  Net realized and unrealized gain (loss) on
   investments                                                     6.90         (2.65)      (2.02)        (24.24)      33.83
                                                             ----------    ----------    --------       --------    --------
Total from investment operations                                   6.65         (3.01)      (2.06)        (24.96)      33.36
Less distributions:
  Dividends from net investment income                             0.00          0.00        0.00           0.00        0.00
  Distributions from capital gains                                 0.00         (0.33)       0.00         (12.99)     (10.58)
  Return of capital                                                0.00          0.00        0.00           0.00        0.00
                                                             ----------    ----------    --------       --------    --------
Total distributions                                                0.00         (0.33)       0.00         (12.99)     (10.58)
                                                             ----------    ----------    --------       --------    --------
Net asset value, end of period                               $    21.02    $    14.37    $  17.71       $  19.77    $  57.72
                                                             ==========    ==========    ========       ========    ========
TOTAL RETURN(2)                                                   46.28%       (17.41%)    (10.42%)(5)    (50.88%)    114.64%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $   20,767    $   16,675    $ 23,059       $ 26,051    $ 50,558
Ratio of expenses to average net assets before
  waivers and reimbursements                                       2.05%         2.05%       2.05%(3)       1.94%       1.90%
Ratio of expenses to average net assets after
  waivers and reimbursements                                       2.05%         2.05%       2.05%(3)       1.94%       1.90%
Ratio of net investment income (loss) to
  average net assets                                              (1.40%)       (1.65%)     (1.57%)(3)     (1.12%)     (1.49%)
Portfolio turnover rate(4)                                          122%           93%         17%           151%        212%


(1)   For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS E
(formerly Fortis Tax-Free Minnesota Portfolio -- Class E)


                                                                                                PERIOD             YEAR ENDED
                                                                   YEAR ENDED:                  ENDED:           SEPTEMBER 30:
                                                      ------------------------------------  -------------   ------------------------
                                                       10/31/2004  10/31/2003   10/31/2002  10/31/2001(1)      2001          2000
                                                      -----------  -----------  ----------  -------------   ---------      ---------
CLASS E -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $    10.53   $   10.45   $   10.35       $   9.91       $   9.94
Income from investment operations:
  Net investment income (loss)                                           0.41        0.40        0.04           0.48           0.51
  Net realized and unrealized gain (loss) on
   investments                                                           0.05        0.07        0.10           0.45          (0.04)
                                                                   ----------   ---------   ---------       --------       --------
Total from investment operations                                         0.46        0.47        0.14           0.93           0.47
Less distributions:
  Dividends from net investment income                                  (0.42)      (0.39)      (0.04)         (0.49)         (0.50)
  Distributions from capital gains                                      (0.05)       0.00        0.00           0.00           0.00
  Return of capital                                                      0.00        0.00        0.00           0.00           0.00
                                                                   ----------   ---------   ---------       --------       --------
Total distributions                                                     (0.47)      (0.39)      (0.04)         (0.49)         (0.50)
                                                                   ----------   ---------   ---------       --------       --------
Net asset value, end of period                                     $    10.52   $   10.53   $   10.45       $  10.35       $   9.91
                                                                   ==========   =========   =========       ========       ========
TOTAL RETURN(2)                                                          4.50%       4.58%       1.33%(5)       9.58%          4.87%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $   29,784   $  31,414   $  32,533       $ 32,259       $ 33,088
Ratio of expenses to average net assets before
  waivers and reimbursements                                             0.83%       0.79%       0.84%(3)       0.85%          0.86%
Ratio of expenses to average net assets after
  waivers and reimbursements                                             0.80%       0.79%       0.84%(3)       0.85%          0.86%
Ratio of net investment income (loss) to average net
  assets                                                                 3.92%       3.81%       4.28%(3)       4.70%          5.12%
Portfolio turnover rate(4)                                                 17%         36%          0%            18%            56%


(1)   For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS L
(formerly Fortis Tax-Free Minnesota Portfolio -- Class A)


                                                                                                PERIOD             YEAR ENDED
                                                                    YEAR ENDED:                 ENDED:           SEPTEMBER 30:
                                                         ----------------------------------  -------------  -----------------------
                                                         10/31/2004  10/31/2003  10/31/2002  10/31/2001(1)     2001         2000
                                                         ----------- ----------  ----------  -------------  -----------  ----------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $   10.49   $   10.42   $   10.31       $    9.88   $    9.91
Income from investment operations:
  Net investment income (loss)                                            0.39        0.37        0.04            0.45        0.48
  Net realized and unrealized gain (loss) on investments                  0.05        0.06        0.11            0.45       (0.04)
                                                                     ---------   ---------   ---------       ---------   ---------
Total from investment operations                                          0.44        0.43        0.15            0.90        0.44
Less distributions:
  Dividends from net investment income                                   (0.39)      (0.36)      (0.04)          (0.47)      (0.47)
  Distributions from capital gains                                       (0.05)       0.00        0.00            0.00        0.00
  Return of capital                                                       0.00        0.00        0.00            0.00        0.00
                                                                     ---------   ---------   ---------       ---------   ---------
Total distributions                                                      (0.44)      (0.36)      (0.04)          (0.47)      (0.47)
                                                                     ---------   ---------   ---------       ---------   ---------
Net asset value, end of period                                       $   10.49   $   10.49   $   10.42       $   10.31   $    9.88
                                                                     =========   =========   =========       =========   =========
TOTAL RETURN(2)                                                           4.34%       4.22%       1.41%(5)        9.24%       4.63%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $   2,922   $   3,344   $   3,543       $   3,570   $   3,454
Ratio of expenses to average net assets before
  waivers and reimbursements                                              1.07%       1.04%       1.09%(3)        1.10%       1.11%
Ratio of expenses to average net assets after waivers
  and reimbursements                                                      1.05%       1.04%       1.09%(3)        1.10%       1.11%
Ratio of net investment income (loss) to average net
  assets                                                                  3.67%       3.56%       4.03%(3)        4.45%       4.87%
Portfolio turnover rate(4)                                                  17%         36%          0%             18%         56%


(1)   For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS M
(formerly Fortis Tax-Free Minnesota Portfolio -- Class B)


                                                                                                    PERIOD           YEAR ENDED
                                                                      YEAR ENDED:                   ENDED:         SEPTEMBER 30:
                                                          ------------------------------------   -------------  --------------------
                                                          10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)     2001      2000
                                                          -----------  ----------   ----------   -------------  ----------  --------
CLASS M -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                     $ 10.49      $ 10.42       $ 10.31        $  9.88  $  9.90
Income from investment operations:
  Net investment income (loss)                                              0.31         0.29          0.03           0.38     0.42
  Net realized and unrealized gain (loss) on investments                    0.07         0.06          0.11           0.44    (0.04)
                                                                         -------      -------       -------        -------  -------
Total from investment operations                                            0.38         0.35          0.14           0.82     0.38
Less distributions:
  Dividends from net investment income                                     (0.32)       (0.28)        (0.03)         (0.39)   (0.40)
  Distributions from capital gains                                         (0.05)        0.00          0.00           0.00     0.00
  Return of capital                                                         0.00         0.00          0.00           0.00     0.00
                                                                         -------      -------       -------        -------  -------
Total distributions                                                        (0.37)       (0.28)        (0.03)         (0.39)   (0.40)
                                                                         -------      -------       -------        -------  -------
Net asset value, end of period                                           $ 10.50      $ 10.49       $ 10.42        $ 10.31  $  9.88
                                                                         =======      =======       =======        =======  =======
TOTAL RETURN(2)                                                             3.67%        3.46%         1.35%(5)       8.45%    3.96%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                 $   454      $   562       $   772        $   789  $   829
Ratio of expenses to average net assets before
  waivers and reimbursements                                                1.82%        1.79%         1.84%(3)       1.85%    1.86%
Ratio of expenses to average net assets after
  waivers and reimbursements                                                1.80%        1.79%         1.84%(3)       1.85%    1.86%
Ratio of net investment income (loss) to
  average net assets                                                        2.92%        2.81%         3.28%(3)       3.70%    4.12%
Portfolio turnover rate(4)                                                    17%          36%            0%            18%      56%


(1)   For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS N
(formerly Fortis Tax-Free Minnesota Portfolio -- Class C)


                                                                                                 PERIOD          YEAR ENDED
                                                                     YEAR ENDED:                 ENDED:         SEPTEMBER 30:
                                                          ----------------------------------  -------------  ------------------
                                                          10/31/2004  10/31/2003  10/31/2002  10/31/2001(1)    2001        2000
                                                          ----------- ----------  ----------  -------------  --------  --------
CLASS N -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $ 10.51     $ 10.44     $ 10.34       $  9.90   $  9.93
Income from investment operations:
  Net investment income (loss)                                            0.31        0.29        0.03          0.38      0.41
  Net realized and unrealized gain (loss) on investments                  0.05        0.06        0.10          0.45     (0.04)
                                                                       -------     -------     -------       -------   -------
Total from investment operations                                          0.36        0.35        0.13          0.83      0.37
Less distributions:

  Dividends from net investment income                                   (0.32)      (0.28)      (0.03)        (0.39)    (0.40)
  Distributions from capital gains                                       (0.05)       0.00        0.00          0.00      0.00
  Return of capital                                                       0.00        0.00        0.00          0.00      0.00
                                                                       -------     -------     -------       -------   -------
Total distributions                                                      (0.37)      (0.28)      (0.03)        (0.39)    (0.40)
                                                                       -------     -------     -------       -------   -------
Net asset value, end of period                                         $ 10.50     $ 10.51     $ 10.44       $ 10.34   $  9.90
                                                                       =======     =======     =======       =======   =======
TOTAL RETURN(2)                                                           3.47%       3.46%       1.25%(5)      8.55%     3.84%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                               $   212     $   203     $   203       $   200   $   255
Ratio of expenses to average net assets before
  waivers and reimbursements                                              1.83%       1.79%       1.84%(3)      1.85%     1.86%
Ratio of expenses to average net assets after
  waivers and reimbursements                                              1.80%       1.79%       1.84%(3)      1.85%     1.86%
Ratio of net investment income (loss) to
  average net assets                                                      2.92%       2.81%       3.28%(3)      3.70%     4.12%
Portfolio turnover rate(4)                                                  17%         36%          0%           18%       56%


(1)   For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS H
(formerly Fortis Tax-Free Minnesota Portfolio -- Class H)


                                                                                                    PERIOD           YEAR ENDED
                                                                      YEAR ENDED:                   ENDED:         SEPTEMBER 30:
                                                          ------------------------------------   -------------  --------------------
                                                          10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)     2001      2000
                                                          -----------  ----------   ----------   -------------  ----------  --------
CLASS H -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $   10.52    $   10.44    $   10.34      $    9.91   $  9.93
Income from investment operations:
  Net investment income (loss)                                              0.30         0.29         0.03           0.38      0.42
  Net realized and unrealized gain (loss) on investments                    0.06         0.07         0.10           0.44     (0.04)
                                                                       ---------    ---------    ---------      ---------   -------
Total from investment operations                                            0.36         0.36         0.13           0.82      0.38
Less distributions:
  Dividends from net investment income                                     (0.32)       (0.28)       (0.03)         (0.39)    (0.40)
  Distributions from capital gains                                         (0.05)        0.00         0.00           0.00      0.00
  Return of capital                                                         0.00         0.00         0.00           0.00      0.00
                                                                       ---------    ---------    ---------      ---------   -------
Total distributions                                                        (0.37)       (0.28)       (0.03)         (0.39)    (0.40)
                                                                       ---------    ---------    ---------      ---------   -------
Net asset value, end of period                                         $   10.51    $   10.52    $   10.44      $   10.34   $  9.91
                                                                       =========    =========    =========      =========   =======
TOTAL RETURN(2)                                                             3.46%        3.56%        1.25%(5)       8.43%     3.95%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                               $     155    $     577    $   1,094      $   1,086   $ 1,076
Ratio of expenses to average net assets before
  waivers and reimbursements                                                1.81%        1.81%        1.84%(3)       1.85%     1.86%
Ratio of expenses to average net assets after
  waivers and reimbursements                                                1.78%        1.81%        1.84%(3)       1.85%     1.86%
Ratio of net investment income (loss) to
  average net assets                                                        2.89%        2.81%        3.28%(3)       3.70%     4.12%
Portfolio turnover rate(4)                                                    17%          36%           0%            18%       56%


(1)   For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS E
(formerly Fortis Tax-Free National Portfolio -- Class E)


                                                                                                 PERIOD            YEAR ENDED
                                                                   YEAR ENDED:                   ENDED:           SEPTEMBER 30:
                                                       ------------------------------------  --------------  -----------------------
                                                       10/31/2004  10/31/2003   10/31/2002   10/31/2001(1)       2001        2000
                                                       ----------- -----------  -----------  --------------  -----------  ----------
CLASS E -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $    11.27   $    11.18   $    11.07      $    10.52   $   10.49
Income from investment operations:
  Net investment income (loss)                                           0.45         0.41         0.04            0.49        0.52
  Net realized and unrealized gain (loss) on
   investments                                                           0.03         0.12         0.11            0.56        0.02
                                                                   ----------   ----------   ----------      ----------   ---------
Total from investment operations                                         0.48         0.53         0.15            1.05        0.54
Less distributions:
  Dividends from net investment income                                  (0.45)       (0.40)       (0.04)          (0.50)      (0.51)
  Distributions from capital gains                                      (0.25)       (0.04)        0.00            0.00        0.00
  Return of capital                                                      0.00         0.00         0.00            0.00        0.00
                                                                   ----------   ----------   ----------      ----------   ---------
Total distributions                                                     (0.70)       (0.44)       (0.04)          (0.50)      (0.51)
                                                                   ----------   ----------   ----------      ----------   ---------
Net asset value, end of period                                     $    11.05   $    11.27   $    11.18      $    11.07   $   10.52
                                                                   ==========   ==========   ==========      ==========   =========
TOTAL RETURN(2)                                                          4.39%        4.93%        1.35           10.18%       5.33%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $   33,998   $   39,423   $   42,441      $   42,331   $  42,212
Ratio of expenses to average net assets before
  waivers and reimbursements                                             0.92%        0.94%        0.95%(3)        0.97%       0.96%
Ratio of expenses to average net assets after waivers
  and reimbursements                                                     0.85%        0.94%        0.95%(3)        0.97%       0.96%
Ratio of net investment income (loss) to average net
  assets                                                                 4.00%        3.70%        4.21%(3)        4.49%       4.96%
Portfolio turnover rate(4)                                                 35%          47%           0%             28%         64%


(1)   For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS L
(formerly Fortis Tax-Free National Portfolio -- Class A)


                                                                                                 PERIOD            YEAR ENDED
                                                                   YEAR ENDED:                   ENDED:           SEPTEMBER 30:
                                                       ------------------------------------  --------------  -----------------------
                                                       10/31/2004  10/31/2003   10/31/2002   10/31/2001(1)      2001         2000
                                                       ----------- ----------   ----------   -------------   ----------   ----------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $   11.25    $   11.16    $   11.05       $   10.50    $   10.47
Income from investment operations:
  Net investment income (loss)                                          0.42         0.39         0.04            0.46         0.50
  Net realized and unrealized gain (loss) on
   investments                                                          0.04         0.12         0.11            0.56         0.02
                                                                   ---------    ---------    ---------       ---------    ---------
Total from investment operations                                        0.46         0.51         0.15            1.02         0.52
Less distributions:
  Dividends from net investment income                                 (0.42)       (0.38)       (0.04)          (0.47)       (0.49)
  Distributions from capital gains                                     (0.25)       (0.04)        0.00            0.00         0.00
  Return of capital                                                     0.00         0.00         0.00            0.00         0.00
                                                                   ---------    ---------    ---------       ---------    ---------
Total distributions                                                    (0.67)       (0.42)       (0.04)          (0.47)       (0.49)
                                                                   ---------    ---------    ---------       ---------    ---------
Net asset value, end of period                                     $   11.04    $   11.25    $   11.16       $   11.05    $   10.50
                                                                   =========    =========    =========       =========    =========
TOTAL RETURN(2)                                                         4.24%        4.72%        1.33            9.91%        5.09%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $   7,454    $   7,360    $   8,029       $   7,892    $   6,509
Ratio of expenses to average net assets before
  waivers and reimbursements                                            1.18%        1.19%        1.20%(3)        1.22%        1.21%
Ratio of expenses to average net assets after
  waivers and reimbursements                                            1.10%        1.15%        1.20%(3)        1.22%        1.21%
Ratio of net investment income (loss) to
  average net assets                                                    3.76%        3.50%        3.96%(3)        4.24%        4.71%
Portfolio turnover rate(4)                                                35%          47%           0%             28%          64%


(1)   For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS M
(formerly Fortis Tax-Free National Portfolio -- Class B)


                                                                                             PERIOD              YEAR ENDED
                                                              YEAR ENDED:                    ENDED:             SEPTEMBER 30:
                                                  -------------------------------------  --------------    -----------------------
                                                  10/31/2004    10/31/2003   10/31/2002   10/31/2001(1)       2001         2000
                                                  -----------   ----------   ----------   -------------    ----------   ----------
CLASS M-- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $   11.24    $   11.15    $   11.04        $   10.49    $   10.46
Income from investment operations:
  Net investment income (loss)                                       0.34         0.31         0.03             0.38         0.42
  Net realized and unrealized gain (loss) on
   investments                                                       0.04         0.12         0.11             0.56         0.02
                                                                ---------    ---------    ---------        ---------    ---------
Total from investment operations                                     0.38         0.43         0.14             0.94         0.44
Less distributions:
  Dividends from net investment income                              (0.34)       (0.30)       (0.03)           (0.39)       (0.41)
  Distributions from capital gains                                  (0.25)       (0.04)        0.00             0.00         0.00
  Return of capital                                                  0.00         0.00         0.00             0.00         0.00
                                                                ---------    ---------    ---------        ---------    ---------
Total distributions                                                 (0.59)       (0.34)       (0.03)           (0.39)       (0.41)
                                                                ---------    ---------    ---------        ---------    ---------
Net asset value, end of period                                  $   11.03    $   11.24    $   11.15        $   11.04    $   10.49
                                                                =========    =========    =========        =========    =========
TOTAL RETURN(2)                                                      3.47%        3.99%        1.27%(5)         9.14%        4.29%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $   1,235    $   1,552    $   1,723        $   1,701    $   1,540
Ratio of expenses to average net assets before
  waivers and reimbursements                                         1.92%        1.95%        1.95%(3)         1.97%        1.96%
Ratio of expenses to average net assets after
  waivers and reimbursements                                         1.84%        1.85%        1.95%(3)         1.97%        1.96%
Ratio of net investment income (loss) to
  average net assets                                                 3.01%        2.80%        3.21%(3)         3.49%        3.96%
Portfolio turnover rate(4)                                             35%          47%           0%              28%          64%


(1)   For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS N
(formerly Fortis Tax-Free National Portfolio -- Class C)



                                                                                                  PERIOD            YEAR ENDED
                                                                   YEAR ENDED:                    ENDED:            AUGUST 31:
                                                       ------------------------------------   -------------   ----------------------
                                                       10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)      2001        2000
                                                       -----------  ----------   ----------   -------------   ----------  ----------
CLASS N-- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $   11.22    $   11.13    $   11.02       $   10.48   $   10.45
Income from investment operations:
  Net investment income (loss)                                           0.33         0.31         0.03            0.38        0.42
  Net realized and unrealized gain (loss) on
   investments                                                           0.05         0.12         0.11            0.56        0.02
                                                                    ---------    ---------    ---------       ---------   ---------
Total from investment operations                                         0.38         0.43         0.14            0.94        0.44
Less distributions:
  Dividends from net investment income                                  (0.34)       (0.30)       (0.03)          (0.40)      (0.41)
  Distributions from capital gains                                      (0.25)       (0.04)        0.00            0.00        0.00
  Return of capital                                                      0.00         0.00         0.00            0.00        0.00
                                                                    ---------    ---------    ---------       ---------   ---------
Total distributions                                                     (0.59)       (0.34)       (0.03)          (0.40)      (0.41)
                                                                    ---------    ---------    ---------       ---------   ---------
Net asset value, end of period                                      $   11.01    $   11.22    $   11.13       $   11.02   $   10.48
                                                                    =========    =========    =========       =========   =========
TOTAL RETURN(2)                                                          3.48%        3.99%        1.27%(5)        9.06%       4.30%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $     607    $     600    $     538       $     469   $     289
Ratio of expenses to average net assets before waivers
  and reimbursements                                                     1.93%        1.95%        1.95%(3)        1.97%       1.96%
Ratio of expenses to average net assets after waivers
  and reimbursements                                                     1.85%        1.85%        1.95%(3)        1.97%       1.96%
Ratio of net investment income (loss) to average net
  assets                                                                 3.01%        2.80%        3.21%(3)        3.49%       3.96%
Portfolio turnover rate(4)                                                 35%          47%           0%             28%         64%


(1)   For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS H
(formerly Fortis Tax-Free National Portfolio -- Class H)


                                                                                              PERIOD             YEAR ENDED
                                                                  YEAR ENDED:                 ENDED:             AUGUST 31:
                                                       ----------------------------------  -------------   -----------------------
                                                       10/31/2004  10/31/2003  10/31/2002  10/31/2001(1)       2001        2000
                                                       ----------- ----------  ----------  -------------   -----------  ----------
CLASS H-- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $   11.24   $   11.15   $   11.03        $   10.49   $   10.46
Income from investment operations:
  Net investment income (loss)                                          0.36        0.32        0.03             0.37        0.42
  Net realized and unrealized gain (loss) on
   investments                                                          0.02        0.11        0.12             0.56        0.02
                                                                   ---------   ---------   ---------        ---------   ---------
Total from investment operations                                        0.38        0.43        0.15             0.93        0.44
Less distributions:
  Dividends from net investment income                                 (0.34)      (0.30)      (0.03)           (0.39)      (0.41)
  Distributions from capital gains                                     (0.25)      (0.04)       0.00             0.00        0.00
  Return of capital                                                     0.00        0.00        0.00             0.00        0.00
                                                                   ---------   ---------   ---------        ---------   ---------
Total distributions                                                    (0.59)      (0.34)      (0.03)           (0.39)      (0.41)
                                                                   ---------   ---------   ---------        ---------   ---------
Net asset value, end of period                                     $   11.03   $   11.24   $   11.15        $   11.03   $   10.49
                                                                   =========   =========   =========        =========   =========
TOTAL RETURN(2)                                                         3.47%       3.99%       1.36%(5)         9.03%       4.29%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $   1,747   $   2,895   $   4,679        $   4,853   $   5,021
Ratio of expenses to average net assets before waivers
  and reimbursements                                                    1.92%       1.95%       1.95%(3)         1.97%       1.96%
Ratio of expenses to average net assets after waivers
  and reimbursements                                                    1.84%       1.85%       1.95%(3)         1.97%       1.96%
Ratio of net investment income (loss) to average net
  assets                                                                2.99%       2.83%       3.21%(3)         3.49%       3.96%
Portfolio turnover rate(4)                                                35%         47%          0%              28%         64%


(1)   For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS E
(formerly Fortis U.S. Government Securities Fund -- Class E)


                                                                                              PERIOD            YEAR ENDED
                                                                YEAR ENDED:                   ENDED:              JULY 31:
                                                    ------------------------------------   -------------  -----------------------
                                                    10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)     2001         2000
                                                    -----------  ----------   ----------   -------------  ----------   ----------
CLASS E-- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $    9.87    $    9.67    $    9.37      $    8.86    $    8.96
Income from investment operations:
  Net investment income (loss)                                        0.45         0.42         0.13           0.54         0.52
  Net realized and unrealized gain (loss) on
   investments                                                       (0.20)        0.19         0.30           0.52        (0.10)
                                                                 ---------    ---------    ---------      ---------    ---------
Total from investment operations                                      0.25         0.61         0.43           1.06         0.42
Less distributions:
  Dividends from net investment income                               (0.46)       (0.41)       (0.13)         (0.55)       (0.52)
  Distributions from capital gains                                    0.00         0.00         0.00           0.00         0.00
  Return of capital                                                   0.00         0.00         0.00           0.00         0.00
                                                                 ---------    ---------    ---------      ---------    ---------
Total distributions                                                  (0.46)       (0.41)       (0.13)         (0.55)       (0.52)
                                                                 ---------    ---------    ---------      ---------    ---------
Net asset value, end of period                                   $    9.66    $    9.87    $    9.67      $    9.37    $    8.86
                                                                 =========    =========    =========      =========    =========
TOTAL RETURN(2)                                                       2.49%        6.55%        4.57%(5)      12.30%        4.91%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $ 135,954    $ 156,085    $ 187,712      $ 182,170    $ 184,520
Ratio of expenses to average net assets before
  waivers and reimbursements                                          0.81%        0.81%        0.79%(3)       0.79%        0.79%
Ratio of expenses to average net assets after
  waivers and reimbursements                                          0.81%        0.81%        0.79%(3)       0.79%        0.79%
Ratio of net investment income (loss) to average
  net assets                                                          4.49%        4.45%        5.25%(3)       5.93%        5.96%
Portfolio turnover rate(4)                                             108%         218%          32%           136%         181%


(1)   For the three-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS L
(formerly Fortis U.S. Government Securities Fund -- Class A)


                                                                                                PERIOD             YEAR ENDED
                                                                   YEAR ENDED:                  ENDED:              JULY 31:
                                                      ------------------------------------   -------------   -----------------------
                                                      10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)       2001        2000
                                                      -----------  ----------   ----------   -------------   ----------   ----------
CLASS L-- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $    9.87    $    9.67    $    9.37       $    8.86    $    8.96
Income from investment operations:
  Net investment income (loss)                                          0.42         0.39         0.12            0.52         0.50
  Net realized and unrealized gain (loss) on
   investments                                                         (0.19)        0.20         0.30            0.52        (0.10)
                                                                   ---------    ---------    ---------       ---------    ---------
Total from investment operations                                        0.23         0.59         0.42            1.04         0.40
Less distributions:
  Dividends from net investment income                                 (0.43)       (0.39)       (0.12)          (0.53)       (0.50)
  Distributions from capital gains                                      0.00         0.00         0.00            0.00         0.00
  Return of capital                                                     0.00         0.00         0.00            0.00         0.00
                                                                   ---------    ---------    ---------       ---------    ---------
Total distributions                                                    (0.43)       (0.39)       (0.12)          (0.53)       (0.50)
                                                                   ---------    ---------    ---------       ---------    ---------
Net asset value, end of period                                     $    9.67    $    9.87    $    9.67       $    9.37    $    8.86
                                                                   =========    =========    =========       =========    =========
TOTAL RETURN(2)                                                         2.32%        6.29%        4.50%(5)       12.02%        4.62%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $  43,202    $  49,048    $  52,579       $  47,798    $  43,620
Ratio of expenses to average net assets before
  waivers and reimbursements                                            1.06%        1.06%        1.04%(3)        1.04%        1.04%
Ratio of expenses to average net assets after waivers
  and reimbursements                                                    1.06%        1.06%        1.04%(3)        1.04%        1.04%
Ratio of net investment income (loss) to average net
  assets                                                                4.24%        4.20%        5.01%(3)        5.67%        5.71%
Portfolio turnover rate(4)                                               108%         218%          32%            136%         181%


(1)   For the three-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS M
(formerly Fortis U.S. Government Securities Fund -- Class B)


                                                                                                  PERIOD           YEAR ENDED
                                                                    YEAR ENDED:                   ENDED:           AUGUST 31:
                                                       ------------------------------------   -------------  -----------------------
                                                       10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)     2001         2000
                                                       -----------  ----------   ----------   -------------  ----------   ----------
CLASS M-- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $    9.84    $    9.64    $    9.34      $    8.83    $    8.94
Income from investment operations:
  Net investment income (loss)                                           0.35         0.32         0.10           0.45         0.43
  Net realized and unrealized gain (loss) on
    investments                                                         (0.20)        0.20         0.30           0.52        (0.10)
                                                                    ---------    ---------    ---------      ---------    ---------
Total from investment operations                                         0.15         0.52         0.40           0.97         0.33
Less distributions:
  Dividends from net investment income                                  (0.36)       (0.32)       (0.10)         (0.46)       (0.44)
  Distributions from capital gains                                       0.00         0.00         0.00           0.00         0.00
  Return of capital                                                      0.00         0.00         0.00           0.00         0.00
                                                                    ---------    ---------    ---------      ---------    ---------
Total distributions                                                     (0.36)       (0.32)       (0.10)         (0.46)       (0.44)
                                                                    ---------    ---------    ---------      ---------    ---------
Net asset value, end of period                                      $    9.63    $    9.84    $    9.64      $    9.34    $    8.83
                                                                    =========    =========    =========      =========    =========
TOTAL RETURN(2)                                                          1.47%        5.51%        4.32%(5)      11.24%        3.79%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $   4,588    $   6,660    $   6,582      $   5,284    $   4,264
Ratio of expenses to average net assets before waivers
 and reimbursements                                                      1.80%        1.81%        1.79%(3)       1.79%        1.79%
Ratio of expenses to average net assets after waivers
 and reimbursements                                                      1.80%        1.81%        1.79%(3)       1.79%        1.79%
Ratio of net investment income (loss) to average net
 assets                                                                  3.50%        3.44%        4.25%(3)       4.92%        4.96%
Portfolio turnover rate(4)                                                108%         218%          32%           136%         181%


(1)   For the three-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS N
(formerly Fortis U.S. Government Securities Fund -- Class C)


                                                                                                 PERIOD            YEAR ENDED
                                                                   YEAR ENDED:                   ENDED:             JULY 31:
                                                       ------------------------------------   -------------  -----------------------
                                                       10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)     2001         2000
                                                       -----------  ----------   ----------   -------------  ----------   ----------
CLASS N-- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $    9.84    $    9.64    $    9.34      $    8.83    $    8.93
Income from investment operations:
  Net investment income (loss)                                           0.35         0.32         0.10           0.45         0.44
  Net realized and unrealized gain (loss) on
   investments                                                          (0.20)        0.20         0.30           0.52        (0.10)
                                                                    ---------    ---------    ---------      ---------    ---------
Total from investment operations                                         0.15         0.52         0.40           0.97         0.34
Less distributions:
  Dividends from net investment income                                  (0.36)       (0.32)       (0.10)         (0.46)       (0.44)
  Distributions from capital gains                                       0.00         0.00         0.00           0.00         0.00
  Return of capital                                                      0.00         0.00         0.00           0.00         0.00
                                                                    ---------    ---------    ---------      ---------    ---------
Total distributions                                                     (0.36)       (0.32)       (0.10)         (0.46)       (0.44)
                                                                    ---------    ---------    ---------      ---------    ---------
Net asset value, end of period                                      $    9.63    $    9.84    $    9.64      $    9.34    $    8.83
                                                                    =========    =========    =========      =========    =========
TOTAL RETURN(2)                                                          1.47%        5.52%        4.31%(5)      11.24%        3.91%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $   1,388    $   1,717    $   2,275      $   1,603    $   1,606
Ratio of expenses to average net assets before waivers
 and reimbursements                                                      1.80%        1.81%        1.79%(3)       1.79%        1.79%
Ratio of expenses to average net assets after waivers
 and reimbursements                                                      1.80%        1.81%        1.79%(3)       1.79%        1.79%
Ratio of net investment income (loss) to average net
 assets                                                                  3.49%        3.47%        4.25%(3)       4.92%        4.93%
Portfolio turnover rate(4)                                                108%         218%          32%           136%         181%


(1)   For the three-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS H
(formerly Fortis U.S. Government Securities Fund -- Class H)


                                                                                                  PERIOD            YEAR ENDED
                                                                   YEAR ENDED:                    ENDED:             JULY 31:
                                                       ------------------------------------   --------------  ----------------------
                                                       10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)       2001        2000
                                                       -----------  -----------  -----------  --------------  -----------  ---------
CLASS H-- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $     9.83   $     9.64   $     9.34      $     8.83   $   8.94
Income from investment operations:
  Net investment income (loss)                                            0.35         0.32         0.10            0.45       0.43
  Net realized and unrealized gain (loss) on
   investments                                                           (0.19)        0.19         0.30            0.52      (0.10)
                                                                    ----------   ----------   ----------      ----------   --------
Total from investment operations                                          0.16         0.51         0.40            0.97       0.33
Less distributions:
  Dividends from net investment income                                   (0.36)       (0.32)       (0.10)          (0.46)     (0.44)
  Distributions from capital gains                                        0.00         0.00         0.00            0.00       0.00
  Return of capital                                                       0.00         0.00         0.00            0.00       0.00
                                                                    ----------   ----------   ----------      ----------   --------
Total distributions                                                      (0.36)       (0.32)       (0.10)          (0.46)     (0.44)
                                                                    ----------   ----------   ----------      ----------   --------
Net asset value, end of period                                      $     9.63   $     9.83   $     9.64      $     9.34   $   8.83
                                                                    ==========   ==========   ==========      ==========   ========
TOTAL RETURN(2)                                                           1.57%        5.41%        4.31%(5)       11.24%      3.79%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $    6,283   $    9,319   $   10,770      $   10,078   $  8,345
Ratio of expenses to average net assets before waivers
  and reimbursements                                                      1.80%        1.81%        1.79%(3)        1.79%      1.79%
Ratio of expenses to average net assets after waivers
  and reimbursements                                                      1.80%        1.81%        1.79%(3)        1.79%      1.79%
Ratio of net investment income (loss) to average net
  assets                                                                  3.50%        3.45%        4.25%(3)        4.92%      4.96%
Portfolio turnover rate(4)                                                 108%         218%          32%            136%       181%


(1)   For the three-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS L
(formerly Fortis Value Fund -- Class A)


                                                                                                  PERIOD           YEAR ENDED
                                                                   YEAR ENDED:                    ENDED:           AUGUST 31:
                                                       ------------------------------------  --------------- -----------------------
                                                       10/31/2004  10/31/2003   10/31/2002    10/31/2001(1)      2001        2000
                                                       ----------- ------------ -----------  --------------- -----------  ----------
CLASS L-- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $     9.26   $    11.99   $    13.30      $    14.30   $   13.28
Income from investment operations:
  Net investment income (loss)                                          (0.01)        0.00         0.00            0.03        0.01
  Net realized and unrealized gain (loss) on
   investments                                                           2.90        (1.92)       (1.31)           0.31        1.94
                                                                   ----------   ----------   ----------      ----------   ---------
Total from investment operations                                         2.89        (1.92)       (1.31)           0.34        1.95
Less distributions:
  Dividends from net investment income                                   0.00         0.00         0.00           (0.02)       0.00
  Distributions from capital gains                                       0.00        (0.81)        0.00           (1.32)      (0.93)
  Return of capital                                                      0.00         0.00         0.00            0.00        0.00
                                                                   ----------   ----------   ----------      ----------   ---------
Total distributions                                                      0.00        (0.81)        0.00           (1.34)      (0.93)
                                                                   ----------   ----------   ----------      ----------   ---------
Net asset value, end of period                                     $    12.15   $     9.26   $    11.99      $    13.30   $   14.30
                                                                   ==========   ==========   ==========      ==========   =========
TOTAL RETURN(2)                                                         31.21%      (17.34%)      (9.85%)(5)       2.29%      15.76%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $   22,701   $   19,684   $   27,982      $   30,480   $  39,975
Ratio of expenses to average net assets before
  waivers and reimbursements                                             1.51%        1.43%        1.43%(3)        1.41%       1.42%
Ratio of expenses to average net assets after waivers
  and reimbursements                                                     1.45%        1.43%        1.43%(3)        1.41%       1.42%
Ratio of net investment income (loss) to average net
  assets                                                                (0.11%)      (0.11%)      (0.14%)(3)       0.05%       0.14%
Portfolio turnover rate(4)                                                 57%          70%          12%            177%        228%


(1)   For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS M
(formerly Fortis Value Fund -- Class B)


                                                                                                  PERIOD           YEAR ENDED
                                                                    YEAR ENDED:                   ENDED:           AUGUST 31:
                                                       ------------------------------------  --------------  -----------------------
                                                       10/31/2004  10/31/2003   10/31/2002   10/31/2001(1)       2001        2000
                                                       ----------- -----------  -----------  --------------  -----------  ----------
CLASS M-- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $    8.85    $   11.57    $   12.85       $   13.94    $  13.06
Income from investment operations:
  Net investment income (loss)                                         (0.08)       (0.08)       (0.02)          (0.07)      (0.08)
  Net realized and unrealized gain (loss) on
    investments                                                         2.76        (1.83)       (1.26)           0.30        1.89
                                                                   ---------    ---------    ---------       ---------    --------
Total from investment operations                                        2.68        (1.91)       (1.28)           0.23        1.81
Less distributions:
  Dividends from net investment income                                  0.00         0.00         0.00            0.00        0.00
  Distributions from capital gains                                      0.00        (0.81)        0.00           (1.32)      (0.93)
  Return of capital                                                     0.00         0.00         0.00            0.00        0.00
                                                                   ---------    ---------    ---------       ---------    --------
Total distributions                                                     0.00        (0.81)        0.00           (1.32)      (0.93)
                                                                   ---------    ---------    ---------       ---------    --------
Net asset value, end of period                                     $   11.53    $    8.85    $   11.57       $   12.85    $  13.94
                                                                   =========    =========    =========       =========    ========
TOTAL RETURN(2)                                                        30.28%      (17.92%)      (9.96%)(5)       1.53%      14.90%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $   8,015    $   6,669    $   8,700       $   9,668    $  7,633
Ratio of expenses to average net assets before waivers
  and reimbursements                                                    2.26%        2.18%        2.18%(3)        2.16%       2.17%
Ratio of expenses to average net assets after waivers
  and reimbursements                                                    2.15%        2.15%        2.18%(3)        2.16%       2.17%
Ratio of net investment income (loss) to average net
  assets                                                               (0.82%)      (0.82%)      (0.89%)(3)      (0.70%)     (0.61%)
Portfolio turnover rate(4)                                                57%          70%          12%            177%        228%


(1)   For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS N
(formerly Fortis Value Fund -- Class C)


                                                                                                 PERIOD            YEAR ENDED
                                                                   YEAR ENDED:                   ENDED:            AUGUST 31:
                                                       ------------------------------------  --------------  -----------------------
                                                       10/31/2004  10/31/2003   10/31/2002   10/31/2001(1)       2001        2000
                                                       ----------- -----------  -----------  --------------  -----------  ----------
CLASS N-- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $    8.85    $    11.57   $   12.86       $   13.95    $  13.07
Income from investment operations:
  Net investment income (loss)                                         (0.08)        (0.13)      (0.03)          (0.07)      (0.08)
  Net realized and unrealized gain (loss) on
   investments                                                          2.77         (1.78)      (1.26)           0.30        1.89
                                                                   ---------    ----------   ---------       ---------    --------
Total from investment operations                                        2.69         (1.91)      (1.29)           0.23        1.81
Less distributions:
  Dividends from net investment income                                  0.00          0.00        0.00            0.00        0.00
  Distributions from capital gains                                      0.00         (0.81)       0.00           (1.32)      (0.93)
  Return of capital                                                     0.00          0.00        0.00            0.00        0.00
                                                                   ---------    ----------   ---------       ---------    --------
Total distributions                                                     0.00         (0.81)       0.00           (1.32)      (0.93)
                                                                   ---------    ----------   ---------       ---------    --------
Net asset value, end of period                                     $   11.54    $     8.85   $   11.57       $   12.86    $  13.95
                                                                   =========    ==========   =========       =========    ========
TOTAL RETURN(2)                                                        30.40%       (17.92%)    (10.03%)(5)       1.53%      14.90%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $   1,989    $    1,749   $   2,636       $   2,935    $  2,662
Ratio of expenses to average net assets before waivers
  and reimbursements                                                    2.26%         2.18%       2.18%(3)        2.16%       2.17%
Ratio of expenses to average net assets after waivers
  and reimbursements                                                    2.15%         2.15%       2.18%(3)        2.16%       2.17%
Ratio of net investment income (loss) to average net
  assets                                                               (0.82%)       (0.83%)     (0.89%)(3)      (0.70%)     (0.61%)
Portfolio turnover rate(4)                                                57%           70%         12%            177%        228%


(1)   For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS H
(formerly Fortis Value Fund -- Class H)


                                                                                                 PERIOD            YEAR ENDED
                                                                   YEAR ENDED:                   ENDED:            AUGUST 31:
                                                       ------------------------------------  --------------  -----------------------
                                                       10/31/2004  10/31/2003   10/31/2002   10/31/2001(1)       2001        2000
                                                       ----------- -----------  -----------  --------------  -----------  ----------
CLASS H -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $    8.85    $   11.58    $   12.86       $   13.95    $  13.07
Income from investment operations:
  Net investment income (loss)                                         (0.08)       (0.11)       (0.02)          (0.07)      (0.08)
  Net realized and unrealized gain (loss) on
   investments                                                          2.77        (1.81)       (1.26)           0.30        1.89
                                                                   ---------    ---------    ---------       ---------    --------
Total from investment operations                                        2.69        (1.92)       (1.28)           0.23        1.81
Less distributions:
  Dividends from net investment income                                  0.00         0.00         0.00            0.00        0.00
  Distributions from capital gains                                      0.00        (0.81)        0.00           (1.32)      (0.93)
  Return of capital                                                     0.00         0.00         0.00            0.00        0.00
                                                                   ---------    ---------    ---------       ---------    --------
Total distributions                                                     0.00        (0.81)        0.00           (1.32)      (0.93)
                                                                   ---------    ---------    ---------       ---------    --------
Net asset value, end of period                                     $   11.54    $    8.85    $   11.58       $   12.86    $  13.95
                                                                   =========    =========    =========       =========    ========
TOTAL RETURN(2)                                                        30.40%      (17.99%)      (9.95%)(5)       1.53%      14.90%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $   6,526    $   5,634    $   7,914       $   8,967    $  8,796
Ratio of expenses to average net assets before waivers
  and reimbursements                                                    2.26%        2.17%        2.18%(3)        2.16%       2.17%
Ratio of expenses to average net assets after waivers
  and reimbursements                                                    2.15%        2.15%        2.18%(3)        2.16%       2.17%
Ratio of net investment income (loss) to average net
  assets                                                               (0.82%)      (0.82%)      (0.89%)(3)      (0.70%)     (0.61%)
Portfolio turnover rate(4)                                                57%          70%          12%            177%        228%


(1)   For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)   Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)   Not Annualized.

THE HARTFORD MUTUAL FUNDS

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

THE HARTFORD MUTUAL FUNDS

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) "opt-out;" or

b) "opt-in;" as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

THE HARTFORD MUTUAL FUNDS

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an
action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:


American Maturity Life Insurance Company; Capstone Risk Management, LLC;
First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.


THE HARTFORD MUTUAL FUNDS

FUND CODE, CUSIP NUMBER AND SYMBOL



                                                          CLASS          FUND              CUSIP
NAME                                                      SHARES         CODE              NUMBER          SYMBOL
----                                                      ------         ----            ---------         ------
The Hartford Growth Fund                                    H             155            416529667         FECHX
The Hartford Growth Fund                                    L             105            416529659         FECLX
The Hartford Growth Fund                                    M             135            416529642         FECBX
The Hartford Growth Fund                                    N             175            416529634         FECCX
The Hartford Growth Opportunities Fund                      H             158            416529857         FGRHX
The Hartford Growth Opportunities Fund                      L             108            416529840         FGRWX
The Hartford Growth Opportunities Fund                      M             138            416529832         FGRBX
The Hartford Growth Opportunities Fund                      N             178            416529824         FGRCX
The Hartford Growth Opportunities Fund                      Z             198            416529790         FGRZX
The Hartford SmallCap Growth Fund                           H             152            416529402         FACHX
The Hartford SmallCap Growth Fund                           L             102            416529501         FACAX
The Hartford SmallCap Growth Fund                           M             132            416529600         FACBX
The Hartford SmallCap Growth Fund                           N             172            416529709         FACCX
The Hartford Tax-Free Minnesota Fund                        E             122            416529576         FTMNX
The Hartford Tax-Free Minnesota Fund                        H             162            416529568         FTMHX
The Hartford Tax-Free Minnesota Fund                        L             112            416529550         FTMAX
The Hartford Tax-Free Minnesota Fund                        M             142            416529543         FTMBX
The Hartford Tax-Free Minnesota Fund                        N             182            416529535         FTMCX
The Hartford Tax-Free National Fund                         E             123            416529477         FTNLX
The Hartford Tax-Free National Fund                         H             163            416529469         FTNHX
The Hartford Tax-Free National Fund                         L             113            416529451         FTNAX
The Hartford Tax-Free National Fund                         M             143            416529444         FTNBX
The Hartford Tax-Free National Fund                         N             183            416529436         FTNKX
The Hartford U.S. Government Securities Fund                E             125            416529378         FIUGX
The Hartford U.S. Government Securities Fund                H             165            416529360         FIUHX
The Hartford U.S. Government Securities Fund                L             115            416529352         FIUAX
The Hartford U.S. Government Securities Fund                M             145            416529345         FIPBX
The Hartford U.S. Government Securities Fund                N             185            416529337         FIUCX
The Hartford Value Opportunities Fund                       H             167            416529758         FVAHX
The Hartford Value Opportunities Fund                       L             117            416529741         FVAAX
The Hartford Value Opportunities Fund                       M             147            416529733         FVABX
The Hartford Value Opportunities Fund                       N             187            416529725         FRVCX


THE HARTFORD MUTUAL FUNDS

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.


The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.


To request a free copy of the current annual/ semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:
The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:
1-888-843-7824

ON THE INTERNET:
www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:
at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

Internet: (on the EDGAR Database on the SEC's internet site) www.sec.gov E-Mail: publicinfo@sec.gov

THE HARTFORD MUTUAL FUNDS

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:

The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                                 PART B

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                          FOR THE HARTFORD MUTUAL FUNDS

                         THE HARTFORD MUTUAL FUNDS, INC.
                  CLASS A, CLASS B, CLASS C AND CLASS Y SHARES


                           THE HARTFORD ADVISERS FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                         THE HARTFORD EQUITY INCOME FUND
                             THE HARTFORD FOCUS FUND
                     THE HARTFORD GLOBAL COMMUNICATIONS FUND
                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                         THE HARTFORD GLOBAL HEALTH FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                       THE HARTFORD GLOBAL TECHNOLOGY FUND
                          THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                        THE HARTFORD INFLATION PLUS FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                            THE HARTFORD MIDCAP FUND
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                        THE HARTFORD SHORT DURATION FUND
                         THE HARTFORD SMALL COMPANY FUND
                             THE HARTFORD STOCK FUND
                      THE HARTFORD TAX-FREE CALIFORNIA FUND
                       THE HARTFORD TAX-FREE NEW YORK FUND
                       THE HARTFORD TOTAL RETURN BOND FUND
                             THE HARTFORD VALUE FUND



                         THE HARTFORD MUTUAL FUNDS, INC.
                       CLASS A, CLASS B AND CLASS C SHARES



                 THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
                       THE HARTFORD GROWTH ALLOCATION FUND
                      THE HARTFORD BALANCED ALLOCATION FUND
                    THE HARTFORD CONSERVATIVE ALLOCATION FUND
                       THE HARTFORD INCOME ALLOCATION FUND


                       THE HARTFORD MUTUAL FUNDS II, INC.
                  CLASS A, CLASS B, CLASS C, CLASS E, CLASS H,
                 CLASS L, CLASS M, CLASS N, CLASS Y AND CLASS Z

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND

                        THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                       THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND

                                 P.O. Box 64387
                             St. Paul, MN 55164-0387


This combined Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the corresponding prospectus for the relevant Fund and class thereof. The Funds' audited financial statements as of October 31, 2004 appearing in the Companies' (as hereinafter defined) Annual Reports to Shareholders are incorporated herein by reference. A free copy of each Annual/Semi-Annual Report and each prospectus is available upon request by writing to: The Hartford Mutual Funds, P. O. Box 64387, St. Paul, MN 55164-0387, by calling 1-888-843-7824, or on the Funds' website at www.hartfordinvestor.com.


Class Y shares for each of The Hartford Tax-Free California Fund and The Hartford Tax-Free New York Fund are not currently available.


Date of Prospectuses: March ___, 2005



Date of Statement of Additional Information: March ____, 2005

TABLE OF CONTENTS                                                       PAGE
GENERAL INFORMATION...............................................         1

INVESTMENT OBJECTIVES AND POLICIES................................         3

FUND MANAGEMENT...................................................        45

INVESTMENT MANAGEMENT ARRANGEMENTS................................        74

PORTFOLIO TRANSACTIONS AND BROKERAGE..............................        84

PORTFOLIO MANAGERS................................................        86

FUND EXPENSES.....................................................        87

DISTRIBUTION ARRANGEMENTS.........................................        88

PURCHASE AND REDEMPTION OF SHARES.................................        95

DETERMINATION OF NET ASSET VALUE..................................        99

CAPITALIZATION AND VOTING RIGHTS..................................       100

TAXES.............................................................       102

PRINCIPAL UNDERWRITER.............................................       108

CUSTODIAN.........................................................       108

TRANSFER AGENT....................................................       108

INDEPENDENT AUDITORS..............................................       108

OTHER INFORMATION.................................................       109

PROXY VOTING POLICIES AND PROCEDURES..............................       109

FINANCIAL STATEMENTS..............................................       110

APPENDIX..........................................................       A-1

                               GENERAL INFORMATION


      The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company" and together, the "Companies") are open-end management investment companies consisting of thirty-six and seven separate investment portfolios or mutual funds (each, a "Fund" and together, the "Funds"), respectively. This SAI relates to all of the Funds listed on the front cover page. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001 and acquired the assets of each of its series by virtue of a reorganization effected November 30, 2001. Prior to the reorganization, SmallCap Growth Fund (formerly Fortis Capital Appreciation Portfolio) was a series of Fortis Advantage Portfolios, Inc., a Minnesota corporation, Growth Opportunities Fund (formerly Fortis Growth Fund) was a series of Fortis Growth Fund, Inc., a Minnesota corporation, Value Opportunities Fund and Growth Fund (formerly Fortis Value Fund and Fortis Capital Fund, respectively) were each a series of Fortis Equity Portfolios, Inc., a Minnesota corporation, Tax-Free Minnesota Fund and Tax-Free National Fund (formerly Fortis Tax-Free Minnesota Portfolio and Fortis Tax-Free National Portfolio, respectively) were each a series of Fortis Tax-Free Portfolios, Inc., a Minnesota corporation, and U.S. Government Securities Fund (formerly Fortis U.S. Government Securities Fund) was a series of Fortis Income Portfolios, Inc., a Minnesota corporation.



      The Companies issue separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. With exception of the funds of funds (as defined below), each series of The Hartford Mutual Funds, Inc. (the "Hartford Funds") issues shares in four different classes: Class A, Class B, Class C and Class Y. The Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund are sometimes referred to as the "funds of funds." Each of the funds of funds is a separate series of The Hartford Mutual Funds, Inc., and each issues shares in three classes: Class A, Class B and Class C. Each of the funds of funds is a diversified fund, and each diversifies its assets by investing, at present, in the Class Y shares of several other Hartford Mutual Funds (as identified below under sub-heading "D. Investment Objectives of the Funds of Funds," the "Underlying Funds"). Each series of The Hartford Mutual Funds II, Inc. (the "New Hartford Funds") issues shares in ten classes: Class A, Class B, Class C, Class Y, Class E, Class H, Class L, Class M, Class N and Class Z.



      Class E, H, L, M, N and Z shares are offered through a separate prospectus describing all these classes. Class A, B and C shares are offered through one prospectus describing those classes, while Class Y shares are offered through another prospectus describing that class. This SAI relates to Class A, B, C, E, H, L, M, N, Y and Z shares.



         Class Y shares for each of Tax-Free California Fund and Tax-Free New York Fund are not currently available. As of August 16, 2004, MidCap Fund no longer offered Class A, B and C shares except as follows. MidCap Fund will continue to offer and sell shares to investors who participate in wrap-fee or similar programs in connection with certain investment platforms. Currently, the wrap-fee programs that qualify are those with Strategic Advisers, Inc. (that are cleared through National Financial Services), the Raymond James Freedom Wrap Account, and the A.G. Edwards Professional Fund Advisor (PFA) Wrap Account. MidCap Fund will continue to offer and sell shares: (1) through ACH and other similar systematic, investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004, (2) for reinvestment of capital gains distributions and income dividends, and (3) to certain qualified retirement plans that included MidCap Fund as an investment option prior to August 16, 2004. As of August 16, 2004, MidCap Value Fund no longer offered Class A, B and C shares except as follows. MidCap Value Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004 and (2) for reinvestment of capital gains distributions and income dividends. As of August 16, 2004, Small Company Fund no longer offered Class A, B and C shares except as follows. Small Company Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004, (2) for reinvestment of capital gains distributions and income dividends, and (3) to certain qualified retirement plans that included (or offered) Small Company Fund as an investment option prior to August 16, 2004.

      Each Fund, except the Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is a diversified fund. The Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund are non-diversified funds.


      Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager and principal underwriter to each Fund. HIFSCO is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $________ billion in assets as of December 31, 2004. In addition, Wellington Management Company LLP ("Wellington Management") and Hartford Investment Management Company ("Hartford Investment Management") are sub-advisers to certain Funds and provide the day-to-day investment management of such Funds. Hartford Investment Management is a wholly-owned subsidiary of The Hartford.



      The commencement of operations date for each Fund is indicated below:


Advisers Fund                                     July 22, 1996
Capital Appreciation Fund                         July 22, 1996
Disciplined Equity Fund                           April 30, 1998
Dividend and Growth Fund                          July 22, 1996
Equity Income Fund                                August 28, 2003
Focus Fund                                        May 24, 2001
Global Communications Fund                        October 31, 2000
Global Financial Services Fund                    October 31, 2000
Global Health Fund                                May 1, 2000
Global Leaders Fund                               September 30, 1998
Global Technology Fund                            May 1, 2000
Growth Fund*                                      June 8, 1949
Growth Opportunities Fund*                        March 31, 1963
High Yield Fund                                   September 30, 1998
Income Fund                                       October 31, 2002
Inflation Plus Fund                               October 31, 2002
International Capital Appreciation Fund           April 30, 2001
International Opportunities Fund                  July 22, 1996
International Small Company Fund                  April 30, 2001
MidCap Fund                                       December 31, 1997
MidCap Value Fund                                 April 30, 2001
Money Market Fund                                 July 22, 1996
Short Duration Fund                               October 31, 2002
Small Company Fund                                July 22, 1996
SmallCap Growth Fund*                             January 4, 1988
Stock Fund                                        July 22, 1996
Tax-Free California Fund                          October 31, 2002
Tax-Free Minnesota Fund*                          March 17, 1986
Tax-Free National Fund*                           March 17, 1986
Tax-Free New York Fund                            October 31, 2002
Total Return Bond Fund                            July 22, 1996
U.S. Government Securities Fund*                  February 28, 1973
Value Fund                                        April 30, 2001
Value Opportunities Fund*                         January 2, 1996
Aggressive Growth Allocation Fund                 May 28, 2004
Growth Allocation Fund                            May 28, 2004
Balanced Allocation Fund                          May 28, 2004

Conservative Allocation Fund                      May 28, 2004
Income Allocation Fund                            May 28, 2004

* Prior to their reorganization as a series of a Maryland corporation on November 30, 2001, these Funds were organized as either a Minnesota corporation or a portfolio of a Minnesota corporation, as stated above.

      The Hartford also sponsors a family of mutual funds that are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company ("Hartford Life") and its affiliates, for other insurance companies, and for certain retirement plans. HL Investment Advisors, LLC ("HL Advisors"), an affiliate of The Hartford, is the investment adviser to that family of funds.

                       INVESTMENT OBJECTIVES AND POLICIES

      With respect to percentage restrictions on investments described in this SAI or in any prospectus, except with respect to the limitations on borrowing from banks set forth below under "Fundamental Restrictions of the Funds," if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of such restrictions.

A.    FUNDAMENTAL RESTRICTIONS OF THE FUNDS

      Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

      Each Fund, except the Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, has elected to be classified as a diversified series of an open-end management investment company. The Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund each has elected to be classified as a non-diversified series of an open-end management investment company.

      A non-diversified fund, such as the Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities of relatively few issuers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.


      The investment objective and principal investment strategies of each Fund are set forth in their respective prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Fund followed by the principal non-fundamental restrictions and policies applicable to each Fund.


ADVISERS FUND, DIVIDEND AND GROWTH FUND, EQUITY INCOME FUND, FOCUS FUND, GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL LEADERS FUND, GROWTH FUND, GROWTH OPPORTUNITIES FUND, HIGH YIELD FUND, INCOME FUND, INFLATION PLUS FUND, INTERNATIONAL CAPITAL APPRECIATION FUND, INTERNATIONAL OPPORTUNITIES FUND, INTERNATIONAL SMALL COMPANY FUND, MIDCAP FUND, MIDCAP VALUE FUND, MONEY MARKET FUND, SHORT DURATION FUND, SMALL COMPANY FUND, TAX-FREE CALIFORNIA FUND, TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND, TAX-FREE NEW YORK FUND, TOTAL RETURN BOND FUND, U.S. GOVERNMENT SECURITIES FUND, VALUE FUND AND VALUE OPPORTUNITIES FUND

      Each Fund:

      1. will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

      2. will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction does not apply to the Global Communications Fund and Global Financial Services Fund. The Global Communications Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media. The Global Financial Services Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: banks, diversified financials, and insurance. With respect to Tax-Free California Fund, Tax-Free National Fund, Tax-Free New York Fund and Tax-Free Minnesota Fund, tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers; this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;

      3. will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

      4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

      5. will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

      6. will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

      In addition, under normal circumstances, the Tax-Free California Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and California individual income tax.

      In addition, under normal circumstances, the Tax-Free Minnesota Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and Minnesota individual income tax.

      In addition, under normal circumstances, the Tax-Free National Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax.

      In addition, under normal circumstances, the Tax-Free New York Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and New York State and New York City individual income tax.

CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND, GLOBAL HEALTH FUND, GLOBAL TECHNOLOGY FUND AND STOCK FUND

      Each Fund:

      1. will not issue senior securities;

      2. will not borrow money, except from banks and then only if immediately after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act;

      3. will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). This restriction does not apply to the Global Health Fund and Global Technology Fund. Nevertheless, the Global Health Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals, medical products, and health services. Likewise, the Global Technology Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: computers and computer equipment, software and computer services, electronics, and communication equipment;

      4. will not make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of cash or securities as permitted by applicable law;

      5. will not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

      6. will not purchase or sell real estate, except that a Fund may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein (e.g. real estate investment trusts), (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) invest in real estate limited partnerships;

      7. will not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; and

      8. with respect to 75% of a Fund's total assets, except Global Health Fund and Global Technology Fund, will not purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if

      (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

SMALLCAP GROWTH FUND

      The Fund:

      1. will not purchase securities on margin or otherwise borrow money or issue senior securities, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from banks, for the account of the Fund, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of the Fund's total assets. No additional investment securities may be purchased by the Fund while outstanding borrowings exceed 5% of the value of the Fund's total assets;

      2. will not mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing;

      3. will not invest in commodities or commodity contracts, other than for hedging purposes only;

      4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

      5. will not participate on a joint or a joint and several basis in any securities trading account;

      6. will not invest in real estate, except the Fund may invest in securities issued by companies owning real estate or interests therein;

      7. will not make loans to other persons. Repurchase agreements, the lending of securities and the acquiring of debt securities in accordance with the Prospectus and Statement of Additional Information are not considered to be "loans" for this purpose;

      8. will not concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc.;

      9. will not purchase from or sell to any officer, director, or employee of the Company, or the Fund's adviser or underwriter, or any of their officers or directors, any securities other than shares of the Fund's common stock; and

      10. will not make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

AGGRESSIVE GROWTH ALLOCATION FUND, GROWTH ALLOCATION FUND, BALANCED ALLOCATION FUND, CONSERVATIVE ALLOCATION FUND AND INCOME ALLOCATION FUND

      Each Fund will not:

      1. Borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

      2. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; except that the Fund may invest more than 25% of its assets in any one Underlying Fund.

      3. Make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.


      4. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

      5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

      6. Purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

      With respect to investment restriction number 2, in accordance with each fund of funds' investment program as set forth in the prospectus, a fund of funds may invest more than 25% of its assets in any one Underlying Fund. Each fund of funds treats the assets of the Underlying Funds in which it invests as its own for purposes of this restriction. Each of the Underlying Funds will not concentrate more than 25% of its total assets in any one industry.

      Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the funds of funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a fund of funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above. The investment restrictions of each Underlying Fund are set forth in this SAI.

      For each Fund, and except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

B.    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

      The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

      Each Fund may not:


      1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements, reverse purchase agreements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.


      2. Purchase any securities on margin (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

      3. Purchase securities while outstanding borrowings exceed 5% of a Fund's total assets, except for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions described in the Fund's registration statement are not deemed to be borrowings for purposes of this restriction.

      4. Sell securities short except for short sales against the box.

      5. Invest more than 20% of the value of its total assets (25% of the value of its total assets in the case of Income Fund, 35% of the value of its total assets in the case of Capital Appreciation Fund and 35% of the value of its net assets in the case of Inflation Plus Fund) in the securities of foreign issuers (30% for High Yield Fund and Total Return Bond Fund and 25% for Short Duration
Fund) and non-dollar securities (10% for High Yield Fund and Total Return Bond
Fund). This policy does not apply to the funds of funds, Money Market Fund or to Funds with the words Global or International in their name.


      6. Except for the Inflation Plus Fund and Money Market Fund, invest more than 15% of the Fund's net assets in illiquid securities (10% for the Inflation Plus Fund and Money Market Fund).

      7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of the Fund's total assets.

      For each Fund, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

C.    NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

      Each Fund must:

      1. Maintain its assets so that, at the close of each quarter of its taxable year,

            (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer,

            (b) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

      These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the board of directors to the extent appropriate in light of changes to applicable tax law requirements.

D.    INVESTMENT OBJECTIVES OF THE FUNDS OF FUNDS

      The funds of funds are professionally managed funds which allocate their assets in a combination of other Hartford Mutual Funds: domestic and international funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocation among these fund types.

      The investment objectives of the funds of funds are as follows:


      AGGRESSIVE GROWTH ALLOCATION FUND: the Fund seeks long-term capital appreciation. The Fund seeks its goal through investment in a combination of domestic and international equity funds.

      GROWTH ALLOCATION FUND: the Fund seeks long-term capital appreciation. The Fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds.


      BALANCED ALLOCATION FUND: the Fund seeks long-term capital appreciation and income. The Fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds.


      CONSERVATIVE ALLOCATION FUND: the Fund seeks current income and long-term capital appreciation. The Fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds.


      INCOME ALLOCATION FUND: the Fund seeks current income and, as a secondary objective, capital preservation. The Fund seeks its goals through investment in a combination of fixed income funds.

      Each fund of funds' investment performance and its ability to achieve its investment objective is directly related to the performance of the Underlying Funds in which it invests. Because each fund of funds invests in the Underlying Funds, investors in each will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets the fund of funds allocates to the Underlying Fund pursuing such strategies. The investment objectives and principal investment strategies of the Underlying Funds are described in the Funds' prospectuses. To request a copy of a prospectus, contact The Hartford Mutual Funds at 1-888-843-7824.


      HIFSCO allocates each fund of fund's assets among the Underlying Funds based upon a number of factors, including HIFSCO's asset allocation strategies and the investment performance of each Underlying Fund. Because certain Underlying Funds are more profitable to HIFSCO than others, HIFSCO may have an incentive to allocate more of a fund of fund's assets to more profitable Underlying Funds, and fewer assets to less profitable Underlying Funds. HIFSCO does not, however, consider the profitability of the Underlying Funds in making investment decisions for the funds of funds.



      The following is a list of the Underlying Funds in which the funds of funds may invest. HIFSCO may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

           AGGRESSIVE GROWTH
            ALLOCATION FUND

Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund
Hartford Equity Income Fund
Hartford Focus Fund
Hartford Global Communications Fund
Hartford Global Financial Services Fund
Hartford Global Health Fund
Hartford Global Leaders Fund
Hartford Global Technology Fund
Hartford Growth Fund
Hartford Growth Opportunities Fund
Hartford International Capital
   Appreciation Fund
Hartford International Opportunities
Fund
Hartford International Small Company
   Fund
Hartford MidCap Fund
Hartford MidCap Value Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Stock Fund
Hartford Value Fund
Hartford Value Opportunities Fund



               GROWTH
           ALLOCATION FUND

Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund
Hartford Equity Income Fund
Hartford Focus Fund
Hartford Global Communications Fund
Hartford Global Financial Services Fund
Hartford Global Health Fund
Hartford Global Leaders Fund
Hartford Global Technology Fund
Hartford Growth Fund
Hartford Growth Opportunities Fund
Hartford High Yield Fund
Hartford Income Fund
Hartford Inflation Plus Fund
Hartford International Capital
   Appreciation Fund
Hartford International Opportunities Fund
Hartford International Small Company Fund
Hartford MidCap Fund
Hartford MidCap Value Fund
Hartford Money Market Fund
Hartford Short Duration Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford U.S. Government Securities Fund
Hartford Value Fund
Hartford Value Opportunities Fund



             BALANCED
          ALLOCATION FUND

Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund
Hartford Equity Income Fund
Hartford Focus Fund
Hartford Global Communications Fund
Hartford Global Financial Services Fund
Hartford Global Health Fund
Hartford Global Leaders Fund
Hartford Global Technology Fund
Hartford Growth Fund
Hartford Growth Opportunities Fund
Hartford High Yield Fund
Hartford Income Fund
Hartford Inflation Plus Fund
Hartford International Capital Appreciation
   Fund
Hartford International Opportunities Fund
Hartford International Small Company Fund
Hartford MidCap Fund
Hartford MidCap Value Fund
Hartford Money Market Fund
Hartford Short Duration Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford U.S. Government Securities Fund
Hartford Value Fund
Hartford Value Opportunities Fund

              CONSERVATIVE
             ALLOCATION FUND

Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund
Hartford Equity Income Fund
Hartford Focus Fund
Hartford Global Communications Fund
Hartford Global Financial Services Fund
Hartford Global Health Fund
Hartford Global Leaders Fund
Hartford Global Technology Fund
Hartford Growth Fund
Hartford Growth Opportunities Fund
Hartford High Yield Fund
Hartford Income Fund
Hartford Inflation Plus Fund
Hartford International Capital
   Appreciation Fund
Hartford International Opportunities
Fund
Hartford International Small Company
  Fund
Hartford MidCap Fund
Hartford MidCap Value Fund
Hartford Money Market Fund
Hartford Short Duration Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford U.S. Government Securities Fund
Hartford Value Fund
Hartford Value Opportunities Fund



                   INCOME
               ALLOCATION FUND

Hartford High Yield Fund
Hartford Income Fund
Hartford Inflation Plus Fund
Hartford Money Market Fund
Hartford Short Duration Fund
Hartford Total Return Bond Fund
Hartford U.S. Government Securities Fund



      [The following is a list of the Underlying Funds in which the funds of funds invested in as of December 31, 2004.] HIFSCO may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.



         AGGRESSIVE GROWTH
          ALLOCATION FUND

Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund
Hartford Global Leaders Fund
Hartford Growth Fund
Hartford Growth Opportunities Fund
Hartford International Capital
  Appreciation Fund
Hartford MidCap Value Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Stock Fund
Hartford Value Fund
Hartford Value Opportunities Fund



             GROWTH
         ALLOCATION FUND

Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund
Hartford Global Leaders Fund
Hartford Growth Fund
Hartford Growth Opportunities Fund
Hartford High Yield Fund
Hartford Inflation Plus Fund
 Hartford International Capital
  Appreciation Fund
Hartford MidCap Value Fund
Hartford Short Duration Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford Value Fund
Hartford Value Opportunities Fund



            BALANCED
        ALLOCATION FUND

Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund
Hartford Global Leaders Fund
Hartford Growth Fund
Hartford High Yield Fund
Hartford Inflation Plus Fund
Hartford International Capital
  Appreciation Fund
Hartford MidCap Value Fund
Hartford Money Market Fund
Hartford Short Duration Fund
Hartford Small Company Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford Value Fund
Hartford Value Opportunities Fund

             CONSERVATIVE
            ALLOCATION FUND

Hartford Capital Appreciation Fund
Hartford Global Leaders Fund
Hartford Growth Fund
Hartford High Yield Fund
Hartford Inflation Plus Fund
Hartford International Capital
   Appreciation Fund
Hartford MidCap Value Fund
Hartford Money Market Fund
Hartford Short Duration Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford Value Opportunities Fund



               INCOME
           ALLOCATION FUND

Hartford High Yield Fund
Hartford Inflation Plus Fund
Hartford Money Market Fund
Hartford Short Duration Fund
Hartford Total Return Bond Fund



E.    MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS



      The investment objective and principal investment strategies for each Fund are discussed in the Fund's prospectuses. As stated above, because each fund of funds invests in the Underlying Funds, investors in each fund of funds will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets each fund of funds allocates to the Underlying Fund pursuing such strategies. Accordingly, each fund of funds is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. A further description of certain investment strategies used by various Funds (or by the Underlying Funds in the case of a fund of funds) is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased.



      For purposes of this sub-heading E only, the term "Funds" is defined as each of the Funds (except the funds of funds) listed on the front cover page, which includes the Underlying Funds in which the funds of funds may invest.



      Certain descriptions in the prospectuses of the Funds and in this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument which the Funds may purchase are meant to describe the spectrum of investments that a Fund's subadviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets in accordance with the Fund's investment objective, policies and restrictions.

The subadviser, in its discretion, may employ such practice, technique or instrument for one or more Funds, but not for all Funds for which it serves as subadviser. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.


      MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES In addition to the Money Market Fund, which may hold cash and invest in money market instruments at any time, all other Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by Hartford Investment Management or Wellington Management, subject to the overall supervision of HIFSCO. The Funds may invest up to 100% of their total assets in cash or money market instruments only for temporary defensive purposes.

      Money market instruments include, but are not limited to: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.

      REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price by the Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

      Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's board of directors has delegated to Hartford Investment Management and Wellington Management the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.

      Hartford Investment Management or Wellington Management will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.

      REVERSE REPURCHASE AGREEMENTS Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value.


      INFLATION-PROTECTED DEBT SECURITIES Each Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.


      If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

      While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

      The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

      Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

      DEBT SECURITIES Each Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers), (3) asset-backed securities (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York
Fund), (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's") (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund), (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund)), and (6) commercial mortgage-backed securities (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund).

      INVESTMENT GRADE DEBT SECURITIES The Money Market Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other Funds is permitted to invest in debt securities rated within the four highest rating categories (e.g., "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's") or "AAA", "AA", "A" or "BBB" by Standard and Poor's Corporation ("S&P") (or, if unrated, securities of comparable quality as determined by Hartford Investment Management or Wellington Management). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, Hartford Investment Management or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by Hartford Investment Management or Wellington Management) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that a Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.

      HIGH YIELD-HIGH RISK DEBT SECURITIES The Total Return Bond Fund is permitted to invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. The Income Fund, Inflation Plus Fund, International Small Company Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund are permitted to invest up to 40%, 20%, 15%, 20%, 20%, 20% and 20%, respectively, of their total assets (net assets in the case of Inflation Plus
Fund) in fixed income securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch or of comparable quality if not rated. Although the High Yield Fund is permitted to invest up to 100% of its total assets in securities rated below investment grade, no more than 10% of total assets will be invested in securities rated below "B3" by Moody's or "B-" by S&P, or if unrated, determined to be of comparable quality by Hartford Investment Management. Each of the other Funds, except Money Market Fund, Short Duration Fund and U.S. Government Securities Fund, is permitted to invest up to 5% of its total assets in fixed income securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated.

      Securities rated below investment grade are commonly referred to as "high yield-high risk debt securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities in higher rating categories. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of a Fund's shares. If a security is downgraded to a rating category which does not qualify for investment, Hartford Investment Management or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.


      LOAN PARTICIPATIONS AND BANK LOANS The High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest in bank loans or participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loans are relatively illiquid and may be difficult to value.



      The High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund will acquire loan participations only if the lender interpositioned between a Fund and the borrower is determined by Hartford Investment Management to be creditworthy. Loan participations typically will result in the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund having a contractual relationship only with the lender that sold the participation, not with the borrower. The High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.



      If the High Yield Fund, Income Fund, Inflation Plus Fund or Total Return Bond Fund purchase a bank loan, the Fund may not be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower. Purchasers of bank loans depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the High Yield Fund, Income Fund, Inflation Plus Fund or Total Return Bond Fund do not receive scheduled interest or principal payments on such indebtedness, such Fund's share price and yield could be adversely affected. Bank loans that are fully secured offer a Fund more protection than an unsecured bank loan in the event of nonpayment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured bank loan would satisfy the borrower's obligations, or that the collateral can be liquidated.



      Investments in bank loans through a direct assignment of the financial institution's interest with respect to the bank loan may involve additional risks to the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund. For example, if a bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the High Yield Fund, Income Fund, Inflation Plus Fund or Total Return Bond Fund could be held liable as co-lenders.



      It is unclear whether the securities laws offer protection against fraud and misrepresentation to a purchaser of bank loans. In the absence of definitive legal guidance, the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund will rely on Hartford Investment Management's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect these Funds. Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect fund performance.



      Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund bear a substantial risk of losing the entire amount invested.



      Bank loans may be structured to include both term loans, which are generally fully funded at the time of the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's investments, and revolving credit facilities, which would require these Funds to make additional investments in the bank loans as required under the terms of the credit facility at the borrower's demand.



      A financial institution's employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of the High Yield Fund, Income Fund, Inflation Plus Fund or Total Return Bond Fund were determined to be subject to the claims of the agent bank's general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.



      The High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's investments in loan participations and bank loans may be subject to a Fund's limitations on investments in illiquid securities and, to the extent applicable, its limitations on investments in securities rated below investment grade. The High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may have difficulty disposing of loan participations and bank loans. In certain cases, the market for such securities is not highly liquid, and therefore the High Yield

Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund anticipate that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such securities. This will also have an adverse impact on the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's ability to dispose of particular loan participations or bank loans when necessary to meet redemption of such Fund shares, to meet such Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations and bank loans also may make it more difficult for the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund to value these securities for purposes of calculating their respective net asset value.


      MORTGAGE-RELATED SECURITIES The mortgage-related securities in which each Fund, except Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund's shares.

      The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

      The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

      Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

      CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

      Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

      ASSET-BACKED SECURITIES Each Fund, except Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may invest in asset-backed securities. Tax exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of the Tax-Free Funds' investments. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


      MUNICIPAL SECURITIES Income Fund, Inflation Plus Fund, High Yield Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and Total Return Bond Fund may invest in municipal securities. Municipal securities include primarily debt obligations of the states, their agencies, universities, boards, authorities and political subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. Certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation and, for the Tax-Free California Fund, State of California income taxation (excluding excise taxes imposed on corporations and banks and measured by income), for the Tax-Free Minnesota Fund, State of Minnesota income taxation (excluding excise taxes imposed on corporations and banks and measured by income) and for the Tax-Free New York Fund, State of New York and New York City income taxation (excluding excise taxes imposed on corporations and banks and measured by income), but may include securities which pay interest income subject to the alternative minimum tax. Certain types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.


      The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their payment. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors. (See Appendix.) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund do not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by the Fund.

      The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

      As a fundamental policy, neither Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or Tax-Free New York Fund will invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. For this purpose, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this requirement or the 5% diversification requirement under the 1940 Act. These refunded municipal bonds will however be counted toward the policy that each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund must invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes.

      Securities in which the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest, including municipal securities, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by Congress or the California, Minnesota and New York legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest on and principal of their municipal securities may be materially affected.

      For the purpose of diversification under the 1940 Act, the identification of the issuer of a municipal security depends on the terms and conditions of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund's total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.


      [TO BE UPDATED.]


      SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

      GENERAL

      The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of California (for purposes of this section only, the "State"), and it does not purport to be a complete description of such factors. It is intended to provide a recent historical description, and is not a discussion of specific factors that may affect any particular issuer of California municipal securities. This information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State. The creditworthiness of obligations issued by a local California municipal securities issuer may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default by local California municipal securities issuers. For purposes of this section only, The Hartford Tax-Free California Fund may be referred to as the "Fund."

      Because the Fund expects to concentrate its investments in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of such securities, including national and local political, economic, social, environmental and regulatory policies and conditions. In particular, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as described below, could affect the market values and marketability of, or result in the default of, existing obligations that might be held by the Fund. State or local government obligations, as well as interest income to the Fund, may also be affected by budgetary pressures affecting the State and economic conditions in the State. The Fund cannot predict whether or to what extent such factors or other factors may affect issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

      The following summary is based primarily upon information drawn from official statements relating to securities offerings of the State, its agencies or instrumentalities, as available as of the date of this Statement of Additional Information. The information has not been updated, however, from that provided by the State. It does not represent a complete analysis of every material fact affecting the State's or its municipalities' debt obligations. The Fund has not independently verified the information contained in such official statements and other publicly available documents, and will not update it during the year.

      ECONOMIC FACTORS

      California's economy, the largest among the 50 states and one of the largest in the world, has major components in high-technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In the early 1990's, California suffered the most severe recession in the State since the 1930's, with significant job losses (particularly in the aerospace, other manufacturing, services and construction industries).

      Following the severe recession of the early 1990s, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years.

      During 2000, California's growth continued to outpace the nation by a wide margin. By the end of 2000, unemployment in the State had dropped to less than 5%, its lowest level in three decades. However, the State was not immune to a nationwide slowdown in economic activity. U.S. economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State finally showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector and entered a mild recession. The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, weakening of the economy in tourism-based areas.

      The slowdown was most pronounced in the State's high-tech sector and tourism industry. The State's job losses were concentrated in the San Francisco Bay Area, home to many of the State's dot-coms and high-tech firms. Unemployment also rose in Southern California and Sacramento County but much more moderately. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002 and by June 2003, unemployment reached just below 7%. The unemployment rate in October 2003 was 6.6% compared to 6.8% a year ago. However, the unemployment numbers for October 2003 reflect increased hiring in preparation of an anticipated walkout by 70,000 grocery workers. The grocery workers walked out or were locked out since October 12, 2003 and the dispute had not been resolved as of the end of November 2003. A positive area in the California economy has been residential construction and home sales, which were strong in the first half of 2003, and continued to remain strong through the summer of 2003, in part due to low interest rates.

      The slowdown in the California economy, combined with weakness in the stock market, resulted in a dramatic decline in State revenues compared to revenues previously projected. Revenues in the 2002-03 fiscal year proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets. In January 2003, the State Department of Finance projected there would be only slow growth in the economy in 2003, with moderate growth in 2004. However, as of the beginning of November 2003, actual revenues in the 2003-04 fiscal year were approximately 3.6%, or $777 million, higher than forecasted.

      The State has been facing serious cash flow difficulties since the 2001-02 fiscal year, which will continue. It has had to resort to external borrowing starting in the fall of 2001 to assure sufficient cash resources to pay its ongoing obligations, including maturing cash flow notes. In mid-July 2003, the State issued $11 billion of revenue anticipation warrants to mature in one year. Repayment of this borrowing will depend in part on the State's ability to sell additional bonds. The State's ability to meet its cash requirements will continue to depend on access to capital markets until it brings revenues and expenses into closer balance.

      In July 2003, after the filing of sufficient petition signatures, a special election was called on October 7, 2003 to consider the recall of the Governor. Subsequently, Governor Davis lost his bid to remain Governor of California. On November 17, 2003, Mr. Arnold Schwarzenegger was sworn in as the new Governor of California.

      Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of three years ago, they have now appeared to stabilize. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S.

Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product.

      In late October and early November 2003, several counties in Southern California suffered from severe wildfires, which burned approximately 740,000 acres. The Governor declared a State of Emergency in several counties. However, it is believed the fires will not have a major net adverse impact on the overall economy, and any loss in the regions affected will be balanced with a surge in rebuilding financed by federal funds and private insurance.

      CURRENT STATE BUDGETS

      The discussions below of fiscal year 2002-03 and 2003-04 budgets are based on estimates and projections of revenues and expenditures for the current fiscal year as supplied by the State, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the proposed 2003-04 Governor's Budget, which may be affected by numerous factors, including future economic conditions in the State and the nation, and the State indicates that there can be no assurances that these estimates will be achieved.

      Fiscal Year 2002-03 Budget

      Background. When the Governor released his proposed 2002-03 Governor's Budget in January 2002, the Administration projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, that Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

      The 2002-03 Governor's Budget projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $64.9 billion in 2001-02. This is more than $5 billion lower than projected in the 2001 Budget Act and more than $7 billion lower than the final estimates for 2000-01. Most of the decline in projected tax revenues is attributable to the personal income tax. Total revenues and transfers, projected to be $77.1 billion in 2001-02, include the receipt of $6.6 billion from the sale of DWR Revenue Bonds and other sources to repay General Fund loans with interest (see "California Energy Matters" below). Every effort is being made to sell the bonds as quickly as possible; however, as of April 2002, the exact timing of this bond sale was still uncertain. The 2002-03 Governor's Budget projected major tax revenues of $71.3 billion and total revenues and transfers of $79.3 billion for 2002-03.

      The Administration proposed the following major actions to close the $12.5 billion budget gap for the two fiscal years:

1. Expenditure reductions in the 2001-02 and 2002-03 fiscal years (from currently budgeted and projected expenditures based on current programs) totaling about $5.2 billion (of which approximately $2.3 billion, for the 2001-02 fiscal year, have already been approved by the Legislature). This includes the proposals made by the Governor in November 2001, which were substantially enacted by the Legislature.

2. Funding shifts from the General Fund to other sources, including bond funds and special funds, totaling $586 million.

3. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.1 billion.

4. Interfund loans, accelerations and transfers totaling $5.6 billion. The largest portion of this category is the receipt of $2.4 billion in 2002-03 from the securitization (sale) of a portion of the State's future receipt of payments from tobacco companies from the settlement of litigation against those companies. About $672 million is from a loan from transportation funds. The 2002-03 Governor's Budget initially included over $800 million in savings from the deferral of payments to State pension funds. Subsequently, the Administration removed that proposal in favor of implementation of a debt restructuring plan which is estimated to save about $840 million.

      In February 2002, the State's Legislative Analyst released an annual report on the Governor's Budget proposals. The report projected that revenues from December 1, 2001 through June 30, 2003 would be about $3.9 billion lower than the 2002-03 Governor's Budget estimates, and that expenditures would be about $1.1 billion higher, than the estimates in the 2002-03 Governor's Budget. As a result, the budget gap could be up to $5.5 billion higher than the Administration estimated.

      Despite the challenge represented by the severe revenue decline and the budget gap, the 2002-03 Governor's Budget contained the following major components:

1. Funding for K-12 schools at the minimum requirement under Proposition 98, with statutory growth and cost of living adjustments. Total Proposition 98 expenditures for education would be about $7,058 per pupil.

2. In view of budget constraints, support for higher education will have less growth than in recent years.

3. The Governor proposed a total of $30 billion in new general obligation bonds for local school construction and higher education facilities to be included in amounts of $10 billion each on the 2002, 2004 and 2006 statewide ballots. Almost all of the last voted bond authorization, $9.2 billion approved in 1998, has been allocated.

4. Youth and adult corrections expenditures will be reduced by 1.8 percent from the previous year, reflecting slowing inmate growth. Health and human services will be increased by 3.3 percent, reflecting rising caseloads expected in a recessionary period and an expansion of Medi-Cal benefits. Combined expenditures for other programs, such as transportation, resources, environmental protection, general government and tax relief, will be reduced by 5 percent in the aggregate. Many capital outlay projects currently funded out of the General Fund are proposed to be funded with bond funding.

5. The 2002-03 Governor's Budget proposes action by the Legislature to conform State tax laws to recent changes in federal tax law. This is estimated to increase revenues by $178 million in 2002-03, but lower revenues in subsequent years. The 2002-03 Governor's Budget does not propose any new taxes or modifications to the tax relief enacted in the past several years. It also does not propose reductions to existing programs supporting local governments or organic changes in local government financing.

      The 2002 May Revision to the Governor's 2002-03 Budget (the "2002 May Revision") addressed the projected $23.6 billion gap between expenditures and revenues through the 2002-03 fiscal year. In addition to the $12.5 billion gap identified in the 2002-03 Governor's Budget, the 2002 May Revision proposed adjustments to address an expected additional $9.5 billion revenue loss, and $1.6 billion in additional cost pressures. The 2002 May Revision stated that it proposed to address the shortfall through a combination of spending reductions and revenue proposals, as well as the maximum fiscally responsible level of fund shifts, loans, accelerations, transfers and deferrals. The 2002 May Revision eliminated an additional 4,000 state government positions. It further estimated that General Fund revenues were expected to be below the 2002-03 Governor's Budget by $3.3 billion in 2001-02 and $0.7 billion in 2002-03.

      In May 2002, the State's Legislative Analyst issued a report indicating the 2002 May Revision provided a credible framework for addressing the budget shortfall facing the State in 2002-03. The report indicated the State still likely has underlying future budget problems beyond 2002-03, depending on how the State's economy and revenues perform over the next year.

      Fiscal Year 2002 Budget Act. The 2002-03 Budget Act ("2002 Budget Act") was signed by the Governor on September 5, 2002. The $98.9 billion State spending plan reduced General Fund spending for only the third time in 50 years, cutting $7.5 billion in State spending. The Governor vetoed $219 million General Fund expenditures from the 2002-03 budget passed by the Legislature.

Fiscal Year 2003-04 Budget

      Background. The 2003-04 Governor's Budget contained updated budget projections, indicating that for the combined 2002-03 and 2003-04 period, the nominal budget "gap" to be addressed was in the neighborhood of $35 billion. This consisted of about $17.7 billion of reduced revenues compared to earlier projections, $4.5 billion of additional expenditures, and the "loss" of $12.6 billion in budgetary resources allocated to one-time budgetary actions taken in the 2002 Budget Act which could not be duplicated (such as the sale of future tobacco settlement receipts).

      The 2003-04 Governor's Budget sought to close the entire $35 billion gap in the context of actions which would be completed by the end of the 2003-04 fiscal year. The plan included about $20.8 billion of spending reductions, a plan to transfer responsibility for many health and social services programs to local governments, relieving the State of over $8.1 billion of costs, and about $5.8 billion of additional funding shifts and transfers, loans, and other revenues. Certain new taxes were proposed to fund the local governments' increased costs for the programs to be shifted.

      May Revision. Some budget reductions were passed by the Legislature in March and April 2003, but less than the amounts requested by the Governor. In May 2003, the Governor released the 2003 May Revision to the 2003-04 Governor's Budget (the "2003 May Revision"), which updated forecasts and provided a substantially revised budget plan for 2003-04.

      First, the 2003 May Revision estimated that the budget gap had grown to about $38.2 billion (not counting the actions already taken), largely due to the cancellation of the $2 billion tobacco securitization scheduled in April 2003, and higher caseloads in certain programs. Actual tax revenues were reported to be very close to the projections made in the 2004 Governor's Budget in January, with some small signs of recovery in personal income tax withholding and corporate tax receipts.

      In the 2003 May Revision, the Governor recognized that many of his earlier proposals required more analysis, and that many parties preferred to solve the budget problem over more than one year. Accordingly, the 2003 May Revision divided the $38.2 billion gap into three main components:

1. The Governor proposed to fund the estimated accumulated budget deficit as of June 30, 2003 of $10.7 billion with issuance of deficit retirement bonds during 2003-04, to be repaid from a dedicated one-half cent increase in the State sales tax, which would disappear once the bonds were repaid.

2. Once the accumulated deficit was removed from the books, the 2003-04 budget would be balanced with a combination of spending cuts, interfund loans and transfers, and some additional borrowing. A major assumption in the 2004 May Revision was that the State would terminate its payments to local governments to "backfill" the offset to vehicle license fees enacted several years ago, which costs the State $4.2 billion per year. The Administration expected that action could be taken under existing law to terminate the backfill and have the vehicle license fee paid by drivers increased back to the original level, so that local governments would not be harmed by this shift. The overall budget plan for 2003-04 called for revenues and transfers of $70.9 billion and expenditures of $70.4 billion, leaving a budget reserve of about $500 million.

3. The 2003 May Revision explicitly recognized that balancing the 2003-04 budget still left an ongoing "structural deficit," which would cause the 2004-05 budget to be about $7.9 billion out of balance in the absence of corrective action. The Governor urged the Legislature to take action during the balance of the 2003 legislative session (which ended on September 15, 2003) to start to address these structural imbalances so that future budgets will not face the same pressures as the State currently has.

      In late June, the Director of Finance took administrative action based on his determination that the State General Fund could no longer afford to pay local governments the "backfill" designed to hold them harmless from the reduction of vehicle license fees ("VLF") enacted in previous years. The new, higher levels of VLF went into effect on October 1, 2003. State payments to local governments were eliminated as of July. However, upon entering office, Governor Schwarzenegger signed an executive order rescinding the VLF increases that went into effect October 1, 2003 and providing a refund to taxpayers who paid the higher fee. This executive order reinstates the offset from the General Fund for the reduced VLF.

      Final Budget Act. Members of the Legislature and the Governor were unable to reach agreement on a budget package before the start of the fiscal year on July 1, 2003, with strong partisan disagreements about the necessary elements of spending cuts and revenue increases needed to complete the budget. Without budget authorization, a number of spending programs were suspended as of July 1, including payments to vendors for new goods and services, some aid to local governments and schools and others; however high-priority obligations such as debt service payments continued to be made.

      The 2003-04 Budget Act was passed by the Legislature and signed by the Governor on August 2, 2003. It resolved the over $35 billion budget gap with a combination of external borrowing, spending reductions, new revenues, funding shifts and internal loans and deferrals. It assumed a year end budget reserve at June 30, 2004 of almost $2 billion, assumed the 2004-05 fiscal year budget would have at least a $7.9 billion structural deficit to be closed, and also assumed the higher levels of VLF would go into effect. The principal features of the budget were as follows:

1. The Legislature authorized the issuance of fiscal recovery bonds designed to provide an estimated $10.7 billion of cash into the General Fund, representing the accumulated deficit as of June 30 2003. To repay the bonds, an increase of 1/2 cent in the State sales tax, which would be segregated in a special fund and offset by a 1/2 cent decrease in the sales tax paid to local governments, was instituted (both to be effective as of July 1, 2004). Separate legislation provides additional property tax revenue in the 2004-05 fiscal year to cities and counties at the expense of school districts. The State General Fund, in turn, will have to provide additional support starting in 2004-05 for local school districts to offset their loss of property tax revenues. A conservative legal group has indicated it will file a legal challenge to this bond plan, on the grounds that it requires voter approval. There is no assurance exactly when the bonds will be issued in the face of this potential litigation.

2. The budget also assumed two other external borrowings. The first is the second part of a tobacco securitization sale, postponed from Spring 2003, designed to produce about $2 billion of General Fund revenue. The second is the sale of pension obligation bonds ("POBs") to make the 2003-04 payments due to the State Public Employee's Retirement System, in the amount of about $1.9 billion. The POB sale is presently subject to a court validation process brought by the State; the outcome and timing of this litigation is not certain.

3. The budget relies on substantial savings in program costs, spread across most programs. K-12 schools will receive the minimum funding required by Proposition 98, but this will result in a small decrease in per pupil spending, to about $6,900 per pupil. Significant cuts will be made in higher education support, to be offset in part by student fee increases in the range of 30%. Other fee increases will offset reductions in support for trial courts and resources programs. Health and social service costs will be limited by foregoing cost of living increases and reducing Medi-Cal provider rates. State personnel costs will be reduced by voluntary agreements to be negotiated with employee unions or layoffs.

4. The budget assumed receipt of about $2.2 billion in new federal funding as a result of federal law passed to assist States. The budget also assumed the $4.2 billion annual savings resulting from the increase of the vehicle license fee. There are no other tax or revenue increases, aside from certain fees.

      The State's budget faces several years of significant constraints due to weaker economic conditions, and it continues to be affected by mandated spending on education, social needs of a growing population with many immigrants, and a large prison population. These factors, which limit State spending growth, also limit the growth at the local government level. The 2003-04 Budget Act, which assumed the VLF would increase, anticipated a deficit in 2004-05. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in future years.

Cash Flow Requirements

      The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs"). In the first half of calendar 2001, the State Department of Water Resources ("DWR") had taken over the responsibility of purchasing electricity to meet certain needs of the customers of investor-owned utilities ("IOUs"), because factors deriving from a failed deregulation program and unusual market conditions which had driven up the spot prices of electricity and natural gas had combined to make the State's two largest IOUs insolvent. To fund these purchases, the DWR borrowed over $6 billion from the General Fund. Repayment of this loan was planned to be made from proceeds of power revenue bonds to be issued by the DWR to be secured by a portion of retail customers' electricity bills.

      The State issued a then-record $5.7 billion of RANs in October 2001 to fund its cash management needs in 2001-02, with a maturity date of June 28, 2002. It had been assumed that the DWR power revenue bonds would be issued by that time, to repay a net loan of $6.1 billion plus interest. When the DWR bond sale was delayed, and revenues were falling below projections, as reported above, the State Controller issued $7.5 billion of revenue anticipation warrants ("RAWs"), a form of cash flow borrowing which could extend beyond the end of the fiscal year, to assure adequate cash resources for State operating needs in June 2002 and for the start of the next fiscal year. The RAWs were issued in June 2002 and matured in October and November 2002.

      Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of the DWR power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed, in two parts, by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.

      By mid-Winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. The cash shortfall became more serious for the reasons noted above that the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2004 May Revision assumes that the State would issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. In late October 2003, the state issued $1.8 billion of RANs. Repayment of the RAWs in June 2004 will require issuance of at least part of the fiscal recovery bonds, which may be delayed by litigation. Until the State brings the "structural imbalance" between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings.

      BOND RATINGS

      S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

      The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, on-going structural budget impediments and more recently, the energy situation.

      In January 2001, S&P placed California's senior ratings on its "credit watch" list with negative implications as a result of the energy situation. On April 24, 2001, S&P lowered California's general obligation bond rating from "AA" to "A+". In April 2001, Fitch placed the State's "AA" rating on rating watch - negative. In June 2001, S&P removed California from its "credit watch" list but warned that the State's financial outlook remained negative. In announcing its removal of California's ratings from its "credit watch" list, S&P cited the alleviation, at least for the time being, of liquidity pressure on California's General Fund, following the June 2001 closing of the Interim loans by DWR. On November 20, 2001, Moody's lowered California's general obligation bond rating from "Aa3" to "A1" and the Moody's rating outlook remained negative. As of September 2002, California's general obligation bond rating was assigned "A+" from S&P, "A1" from Moody's and "AA" from Fitch.

      In December 2002, the ratings of the State's General Obligation bonds were reduced by S&P and Fitch. In the summer of 2003, the ratings of S&P and Moody's were reduced. As of December 1, 2003, S&P's rating was "BBB," Moody's rating was "A3" and Fitch's rating was "A." The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

      There can be no assurance that such ratings will be maintained in the future. These recent reductions on the State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

      CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS

      Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

      Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

      Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

      OBLIGATIONS OF THE STATE OF CALIFORNIA

      Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of May 1, 2002, California had outstanding approximately $29.6 billion aggregate principal amount of long-term general obligation bonds, and $6.7 billion of lease-purchase debt supported by the State General fund. The obligations of California have increased this past year in significant part because voters approved $21.4 billion of new bond authorizations in two elections in 2002. In FY 2001-02, debt service on general obligation bonds and lease purchase debt was approximately 4.5% of General Fund revenues. It is expected that more bond authorizations will be on the ballot in 2004.

      OBLIGATIONS OF OTHER ISSUERS

      Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

      State Assistance. Property tax revenues received by local governments declined significantly following passage of Proposition 13. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

      In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. The 2001 Budget Act and related legislation provide significant assistance to local governments, including $357 million for various local public safety programs.

      To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in fiscal year 1995-96 and fiscal year 1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The ultimate financial impact on the County and the State cannot be predicted with any certainty.

      Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997, in order to comply with the federal welfare reform law.

Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new system on local governments is still unknown.

      Assessment Bonds. A general decline in real estate values or a slowdown in real estate sales activity may adversely affect California municipal obligations that are assessment bonds. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

      California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, although typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

      Other Considerations. The repayment of industrial development securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

      LEGAL PROCEEDINGS

      The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

      OTHER CONSIDERATIONS

      Numerous other factors may adversely affect the State and municipal economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, droughts and floods have caused substantial damage to parts of California or have harmed the State economy, and the possibility exists that another natural disaster could create a major dislocation of the California economy.


      [TO BE UPDATED.]

      SPECIAL CONSIDERATIONS RELATING TO MINNESOTA MUNICIPAL SECURITIES

      The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of Minnesota (the "State"), and it does not purport to be a complete description of such factors. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State and releases issued by the Minnesota Department of Finance; the information has not been updated, however, from that provided by the State, and it will not be updated during the year. The Hartford Mutual Funds II, Inc. has not independently verified the information.

      Minnesota's constitutionally prescribed fiscal period is a biennium, and the state operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, the state's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the state's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.

      Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of non-farm employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1996, and since 1996 Minnesota and U.S. employment have expanded at about the same rate. The State's unemployment rate continues to be substantially less than the national unemployment rate, but statewide payroll employment has fallen as a result of the current economic recession and further declines are expected. Since 1980, Minnesota per capita income generally has remained above the national average.

      Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. The recent U.S. economic recession has had a disproportionate effect on projected State revenues. The most current Economic Forecast for fiscal year 2003 released by the Minnesota Department of Finance in February 2003 projected a general fund deficit of $11 million for the fiscal year ended June 30, 2003. The deficit was attributable primarily to projected revenue shortfalls, but spending increases also were projected. The October 2003 Economic Update showed that actual receipts fell $13 million short of forecast. In addition, the Flexible Grant receipts were not included in end-of-session receipts projections for fiscal 2003. Recognizing $84 million received in late June 2003 produces a potentially misleading positive variance for fiscal year 2003 receipts. Flexible assistance grants to Minnesota are expected to total $167 million and the enacted budget contains contingent provisions that, after receipt of those funds, will change Minnesota's income tax law to conform with federal tax changes enacted in 2003. Those offsetting changes will reduce forecast tax revenues for the 2004-05 biennium by $103 million, leaving only $64 million of the flexible assistance grants unallocated.

      In the most current Economic Forecast released in February 2003, general fund revenues for the biennium ending June 30, 2005 were projected to be $26.707 billion, $150 million below the November 2002 forecast. Net expenditures and other changes were expected to be $136 million less than November's estimate, adding $14 million to the budget shortfall that must be dealt with in the state's fiscal year 2004-2005 budget. The October 2003 baseline forecast from Minnesota's global economic consultant, Global Insight, calls for real GDP growth rates of 3.8 percent in fiscal 2004 and 4.0 percent in fiscal 2005. These growth rates are well above those observed in the last two years, but they are below the 4.1 and 4.2 growth rates they forecast last February. When coupled with slightly weaker than anticipated growth in fiscal 2003, Global Insight now expects the U.S. economy to finish the biennium below the level expected when February's revenue forecast was prepared. In February 2003, Minnesota's Council of Economic Advisors believed that the economy is more likely to under perform the forecast than exceed it. The Council urged restoring Minnesota's budget reserve as part of budget plans for the 2004-2005 biennium. Use of the budget reserve is not triggered automatically when a deficit is forecast. On a number of occasions in previous years, State legislation has addressed projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments.

      Minnesota is party to a variety of civil actions that could adversely affect the State's general fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures. Global Insight's October 2003 forecast cautions that a September 2003 increase in employment "may not mark a dramatic turn for the better in the labor market." They assign a 20 percent probability to a more pessimistic scenario in which the economy remains on a slow growth path through 2005. While there is no recession in this scenario, the economy weakens noticeably.

      State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State's financial and economic condition will effect the creditworthiness of Minnesota Municipal Bonds that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund or Tax-Free National Fund or the value or marketability of such obligations.

      Certain Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund and Tax-Free National Fund. See "Taxes."


      [TO BE UPDATED.]


      SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

      GENERAL

      The following information is a brief summary of certain factors affecting the economy and the fiscal situation of The State of New York and New York City (for purposes of this section only, sometimes referred to as the "State" and the "City," respectively), and it does not purport to be a complete description of such factors. Such information constitutes only a brief summary, does not purport to be a complete description and is based upon information obtained from New York State, certain of its Authorities, the City and certain other localities, as publicly available on the date of this SAI. Such information is subject to change resulting from the issuance of quarterly updates to the State's Annual Information Statement; the information has not been updated, however, and it will not be updated during the year. There can be no assurance that such changes may not have adverse effects on the State's or the City's cash flow, expenditures or revenues. The Hartford Mutual Funds, Inc. has not independently verified the information. For purposes of this section only, The Hartford Tax-Free New York Fund may be referred to as the "Fund."

      Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York State securities owned by the Fund. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

      New York State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

      The September 11th terrorist attack had a more severe impact on the New York economy than on any other state. It is therefore not surprising that the State economy is only now emerging from the most recent recession. State employment is projected to rise 0.3 percent in 2003, following a steep decline of 1.8 percent in 2002. Similarly, wage income is estimated to rise 2.0 percent in 2003, following a decline of 3.8 percent in 2002. Both wage and total personal income growth for 2003 are expected to be well below historical averages, due in part to further declines in bonus payments for the first quarter of 2003 on a year over year basis. The unemployment rate for 2002 was
6.1 percent and is expected to remain virtually unchanged for 2003.

      The risks to the New York forecast are substantial. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling stronger income growth in that sector.

      Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are ongoing. The State's 2003-2004 Financial Plan (the "Financial Plan") contains no reserves to finance potential new costs related to any new labor agreements. The State's Division of Budget ("DOB") projects that every one percent increase in salaries for all State employees would result in a General Fund cost of approximately $80 million.

      Provisions enacted with the 2003-04 Budget relating to the Local Government Assistance Corporation (LGAC) and the Municipal Assistance Corporation of the City of New York (MAC) appear to intend that the State assume responsibility for debt service payments on $2.5 billion in outstanding MAC bonds. Thirty annual payments of $170 million from sales tax receipts dedicated to LGAC are authorized to be pledged to a New York City created not for profit corporation allowing the maturity of the debt to be extended beyond the original 2008 maturity date to 2034. On August 6, 2003, the LGAC board of directors, which is comprised of the LGAC chairperson, the State Comptroller, and the Director of the DOB, unanimously approved a resolution concerning the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directs LGAC to not participate in the New York City transaction, authorizes the co executive directors of LGAC to engage the services of litigation counsel as necessary, and declares that LGAC has no intention to pay such $170 million payments until legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. On August 13, 2003, in light of certain actions taken by New York City and others to proceed with the transaction, LGAC obtained a temporary restraining order from the New York State Supreme Court (the "State Supreme Court") preventing the sale of bonds related to the MAC refinancing plan. On August 20, 2003 the State Supreme Court lifted the temporary restraining order and denied the State's request for a preliminary injunction. The State appealed to the State Supreme Court's Appellate Division, which granted the State's request for a temporary restraining order until a full panel of Appellate Division judges can hear the State's appeal. The State cannot predict the outcome of the legal proceedings related to the MAC refinancing.

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      GAAP BASIS FINANCIAL PLAN

      DOB prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (GAAP). The GAAP results for 2002-03 and the projections for 2003-04 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2002-03 State fiscal year, and reflect the impact of Governmental Accounting Standards Board Statements, Statement Number 34, "Basic Financial Statements Management's Discussion and Analysis (MD&A) for State and Local Governments" ("GASB 34"). Changes mandated by GASB 34 have significantly changed the presentation of GAAP basis financial results for the State from that of previous fiscal years.

      Based on the new GASB 34 presentation, the General Fund is anticipated to end the 2003-04 fiscal year with an operating surplus of $968 million on a GAAP basis which is primarily attributable to the receipt of the tobacco bond proceeds originally anticipated in 2002-03 but received in 2003-04, partially offset by the use of cash reserves and other non-recurring actions in 2003-04. As a result, the General Fund accumulated deficit is projected to improve to $2.25 billion by the end of the 2003-04 fiscal year.

      GAAP BASIS RESULTS FOR PRIOR FISCAL YEARS

      The Comptroller prepares general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, contain a Combined Balance Sheet and Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the general purpose financial statements, individual fund combining statements, and a statistical section.

      Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us.

      FISCAL YEAR 2002-03 GAAP BASIS RESULTS

      The State Comptroller released the State's general purpose financial statements for fiscal year 2002-03 prepared on a GAAP basis on July 18, 2003. The financial statements for fiscal year 2002-03 are the first financial statements of the State that reflect the implementation of GASB 34.

      NET ASSETS. The State reported net assets of $44.9 billion, which reflects the State's investment in its capital assets. The $44.9 billion was comprised of $60.3 billion in capital assets reported net of related debt, $4.6 billion in restricted net assets offset by an unrestricted net assets deficit of $20.0 billion. Net assets reported for governmental activities decreased by $5.3 billion from a year ago, decreasing from $47.7 billion to $42.4 billion.

      The net assets of the State's governmental activities decreased by 11.1% during the year ($42.4 billion compared to $47.7 billion in the prior year). Unrestricted net assets the part of net assets that can be used to finance day to day operations without constraints established by debt covenants, enabling legislation, or other legal requirements was a deficit of $20.8 billion at March 31, 2003.

      The deficit in unrestricted governmental net assets arose primarily because of the issuance of debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included local aid payments for school education aid, which were financed on a long term basis by the Local Government Assistance Corporation ($4.6 billion), local highway and bridge projects ($2.6 billion), local mass transit projects ($2.4 billion), and a wide variety of grants and other expenditures not resulting in governmental capital assets ($6 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

      Net assets for the State's business type activities decreased by 7.0%, $2.7 billion in 2002 compared to $2.5 billion in 2003. The decrease in net assets for business type activities was caused primarily by unemployment benefit payments exceeding employer contributions and other revenues for the Unemployment Insurance Fund ($662 million). As of June 30, 2002, $7.4 billion in debt had been issued and was outstanding to finance capital assets of the State's colleges and universities.

      The State's total expenses for governmental activities of $88.6 billion exceeded its total revenues of $85.1 billion by $3.5 billion. The principal causes of the reported operating deficit were lower than anticipated personal income tax receipts due to a decline in economic activity from both the national recession and corporate scandals, as well as the business disruption that resulted from the attack on the World Trade Center. The analysis below separately considers the operations of the governmental and business type activities.

      Governmental Activities. The cost of all governmental activities this year was $88.6 billion. However, the amount that taxpayers ultimately financed for activities through State taxes and other State revenue was $43.6 billion including education aid transfers of $1.8 billion because some of the cost was paid for by grants and contributions of $35.5 billion and by those who directly benefited from the programs of $5.9 billion. Overall, the State's governmental program revenues, including intergovernmental aid, fees for services and capital grants were $41.4 billion in 2003. The State paid for the remaining "public benefit" portion of governmental activities with $39.6 billion in taxes and $4.0 billion in other revenues including investment earnings.

      BUSINESS TYPE ACTIVITIES. The cost of all business type activities this year was $15.6 billion. The amount that taxpayers ultimately financed for activities reported as transfers was $1.0 billion because some activity costs were paid by those directly benefiting from the programs ($8.0 billion), grants and contributions ($5.9 billion) and other miscellaneous revenue ($579 million).

      STATE FUNDS. The State uses fund accounting to ensure and demonstrate compliance with legal and finance related requirements. As the State completed the year, its governmental funds reported a combined fund balance of $3.0 billion. Included in this year's total change in fund balance is an operating deficit of $4.2 billion in the State's General Fund. The General Fund operating deficit is attributable to a net $3.3 billion decline in personal income tax revenue after adjusting for personal income tax revenues of $4.3 billion recorded in Other Governmental Funds (Revenue Bond Tax Fund; a sub-fund of the General Obligation Debt Service Fund), a $262 million decline in consumption and use tax revenue offset by the transfer of sales tax revenues in excess of debt service requirements of $162 million, a $350 million decline in business and other taxes, offset by a $225 million increase in miscellaneous revenues, and a $135 million decrease in expenditures. Much of the decrease in tax revenues is related to a decline in economic activity due to the national economic slowdown and the continued fallout related to the terrorist attack on the World Trade Center buildings.

      The State ended the 2002-03 fiscal year with a General Fund deficit of $3.3 billion. This deficit primarily reflects the use of reserves in response to the World Trade Center disaster as well as the negative impact of the economy on revenues. In addition, $1.9 billion in payments were deferred from 2002-03 until 2003-04 which will have to be paid from future resources. To the extent that the State is able to build up and maintain reserve funds, increase revenues and contain costs in future years, the accumulated deficit will be reduced.

      CAPITAL ASSETS. As of 2003, the State has $81.9 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure which includes such things as roads and bridges. This amount represents a net increase (including additions and deductions) of $1.6 billion, or 2.0%, over last year.

      The State owned roads and bridges that are maintained by the Department of Transportation are being reported using the modified approach. As allowed by the reporting provisions in GASB 34, infrastructure assets that meet prescribed criteria do not have to be depreciated but must be maintained at levels defined by State policy. The State is responsible for maintaining more than 42,455 lane miles of highway and 7,700 bridges. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.1 billion in 2003.

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

      The State's fiscal year 2004 capital budget calls for it to spend another $5.6 billion for capital projects, of which $3.1 billion is for transportation projects. To pay for these capital projects the State plans to use $266 million in general obligation bond proceeds, $2.6 billion in other financing arrangements with public authorities, $1.7 billion in Federal funds, and $1.2 billion in funds on hand or received during the year.

      DEBT ADMINISTRATION. The State has obtained long term financing in the form of voter approved General Obligation debt (voter approved debt) and other obligations for which voter approval is not needed and has not otherwise been sought (non voter approved debt). Non voter approved long term financing at March 31, 2003 includes debt obligations the State pays pursuant to contractual obligations it entered into with the issuer. Such obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long term financing needs as a single portfolio of state supported debt that includes general obligation bonds and other obligations of both its governmental activities and business type activities. Most of the debt reported under business type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities thus it is not expected to be repaid from resources generated by business-type activities. The State finance law allows for the bonded portion of this single combined debt portfolio which includes debt reported in both governmental and business type activities combined to include variable rate securities equal to 15% of total bonds outstanding and interest rate exchange agreements (Swaps) equal to 15% of total bonds outstanding. At March 31, 2003, the State had $5.7 billion in State supported variable rate bonds outstanding of which $1.5 billion are convertible to fixed or variable rates and $2.2 billion were subject to Swap agreements resulting in effective fixed rates, subject to certain risks. At March 31, 2003, variable rate bonds, net of those subject to fixed rate Swaps, were equal to 8.9% of the State supported bonded debt portfolio. Total Swap agreements of $2.2 billion equaled 5.7% of the total portfolio of bonded State supported debt.

      At March 31, 2003, the State had $39.3 billion in bonds, notes, and other financing agreements outstanding compared with $37.0 billion last year, an increase of $2.3 billion. During fiscal year 2002-03, the State issued $10.2 billion in bonds, of which $6.4 billion were for refunding and $3.8 billion were for new borrowing.

      2003-2004 FINANCIAL PLAN

      The State's Financial Plan forecasts receipts and disbursements for the fiscal year. The Financial Plan is included in the enacted budget (the "Enacted Budget Financial Plan") and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in Enacted Budget Financial Plan. DOB issued the first quarterly update to the Financial Plan on July 30, 2003, and the second quarterly update (the "Second Quarterly Update") on October 30, 2003.

      RECEIPTS. The First Quarterly Update projects total General Fund receipts and transfers from other funds to total $42.37 billion, an increase of $3.07 billion from the $39.3 billion received in 2002-03. The total for 2003-04 includes $28.4 billion from tax receipts, $5.5 billion from miscellaneous receipts, $7.77 billion in transfers from other funds, and $645 million in extraordinary Federal aid. The increase over the prior year is largely attributable to three factors: the expected receipt of $1.9 billion in tobacco securitization proceeds (after adjusting for the $2.0 billion in tobacco receipts attributable to 2002-03 but received in 2003-04 due to timing), $645 million from the Federal revenue sharing grants, and higher receipts resulting from tax and fee increases enacted with the budget.

      Personal income tax receipts are projected to decrease by $514 million from 2002-03. This is due to economic improvement in 2003-04 and enactment of a temporary tax increase, more than offset by a lower settlement for 2002 tax returns, a reduction in revenue reserves flowing through the refund reserve accounts, and a higher deposit into the Revenue Bond Tax Fund. The Second Quarterly Update projects no change to personal income tax receipts.

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

      User taxes and fees for 2003-04 were initially projected by the Enacted Budget Financial Plan to total $8.01 billion, an increase of $944 million from reported 2002-03 collections. The Second Quarterly Update revises projected user tax and fee receipts (primarily sales tax receipts) downward $61 million.

      The Enacted Budget Financial Plan projected receipts from business taxes for 2003-04 to total $3.50 billion, an increase of $118 million from 2002-03 collections. The Second Quarterly Update revises this projection downward $62 million.

      Other tax receipts were projected by the Enacted Budget Financial Plan to total $771 million, or $28 million above last year's amount. Sources in this category include the estate and gift tax, the real property gains tax and pari mutuel taxes. The Second Quarterly Update revises projected receipts in this category downward due to a $45 million downward revision in estate tax receipts.

      Miscellaneous receipts, adjusted for securitization of receipts from the tobacco settlement, are expected to reach $3.67 billion, a decrease of $322 million from 2002-03. The annual decrease in receipts is the result of several non-recurring actions, including transferring available balances from various State authorities. The Second Quarterly Update revises projected miscellaneous receipts downward $23 million.

      Transfers from other funds are expected to total $7.77 billion, or $316 million more than total receipts from this category during 2002-03. The $910 million year to year increase in transfers of personal income tax (PIT) in excess of revenue bond debt service requirements is primarily attributable to higher dedicated PIT receipts ($1.12 billion), including legislative tax increases, offset by increased debt service requirements ($233 million).

      The Second Quarterly Update projects all State Funds receipts to total $62.65 billion in 2003-04. The increase of $552 million above the Enacted Budget Financial Plan forecast consists primarily of $645 million in Federal revenue sharing payments and modest upward revisions in dedicated tax receipts, offset by the $193 million reduction in underlying General Fund taxes discussed above.

      Receipts on an All Funds basis, which is the broadest measure of State budgetary activity, are expected to reach $97.98 billion, an increase of $8.92 billion above the Enacted Budget Financial Plan estimate. The increase reflects the $484 million upward revision to State Funds receipts projections, as well as $1.01 billion in higher projected Federal aid earmarked to support the Medicaid program in the current fiscal year ($721 million from the temporary increase in the Federal matching rate and $200 million related to increases in costs). The positive revisions are partially offset by revisions that reduce the Federal aid estimates for Child Health Plus ($73 million) and other modest re-estimates ($24 million).

      DISBURSEMENTS. The Second Quarterly Update estimates total General Fund disbursements, including transfers to support capital projects, debt service and other purposes, at $42.45 billion for 2003-04, an increase of $4.84 billion or 13 percent from 2002-03. The annual growth in spending is attributable in part to higher costs for General State Charges mostly due to pensions and health insurance ($493 million), the use of non-recurring offsets in the previous fiscal year for welfare assistance programs ($1.09 billion), higher costs associated with welfare caseloads ($582 million), additional spending for member items ($250 million), and growth in Medicaid ($130 million), offset by lower State Operations spending ($610 million).

      Grants to Local Governments (also known as local assistance) include financial aid to local governments and non profit organizations, as well as entitlement payments to individuals. The largest shares of spending in local assistance are for aid to public schools (44 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for mental hygiene programs (6 percent), higher education programs (5 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

      Spending in local assistance is estimated at $28.01 billion in 2003-04, an increase of $1.30 billion (4.9 percent) over the 2002-03 fiscal year. This net spending growth is primarily attributable to welfare assistance programs ($671 million), Medicaid ($418 million), additional spending in the Community Projects Fund ($350 million), higher spending for the Higher Education Service Corporation ($123 million) and various other local assistance programs. These increases are partially offset by an annual decline in spending for the City University of New York ($176 million) and a scheduled decline in payments for the Yonkers settlement agreement ($110 million).

      General Fund spending for school aid on a State fiscal year basis is projected at $12.31 billion in 2003-04, an increase of $34 million over 2002-03. This net increase reflects the "tail" cost of the 2002-03 school year increase offset in part by the reduced spending in the 2003-04 enacted school year aid package.

      Spending for all other local assistance programs is expected to total $7.18 billion in 2003-04, a net increase of $366 million (5.4 percent) from the 2002-03 fiscal year. This increase is largely attributable to additional spending for member items ($350 million), increased spending for children and family services ($90 million), public health programs ($41 million), mental hygiene programs ($27 million), and various other local assistance programs. These increases are offset by spending declines across other agencies and programs including the annual decrease in the funding for the Yonkers settlement agreement described above.

      State Operations accounts for the cost of operating the Executive, Legislative, and Judicial branches of government. Spending in this category is projected at $7.17 billion, a decrease of $547 million or 7.1 percent from 2002-03. The annual decline in State Operations spending is comprised of lower spending in both personal service ($493 million) and non-personal service ($54 million).

      Transfers to other funds are expected to total $2.46 billion, or $93 million higher than total receipts from this category during 2002 03. The annual net increase in debt service transfers of $87 million reflects planned growth in underlying debt service costs, offset by debt reduction efforts.

      In addition to the revisions effecting the welfare assistance and Medicaid disbursement projections described above, the Second Quarterly Update projects a $371 million reduction in General Fund spending in the current fiscal year due to federal aid related to the Jobs and Growth Tax Relief Reconciliation Act of 2003, which provides a temporary, 15 month increase in the Federal Medical Assistance Participation rate valued at approximately $950 million. In addition to the current year reduction, this action is expected to produce an indirect financial benefit of almost $580 million across the two out-years of the Financial Plan.

      RESERVES/GENERAL FUND CLOSING BALANCE. The Second Quarterly Update projects a closing balance of $730 million in the General Fund, and is unchanged from the Enacted Budget Financial Plan estimate. The closing fund balance is comprised of $710 million in the permanent rainy day fund (the Tax Stabilization Reserve Fund), and $20 million in the Contingency Reserve Fund set aside for litigation.

      AUTHORITIES AND LOCALITIES

      Metropolitan Transportation Authority ("MTA"). The MTA Board has approved a financial plan for the years 2003 and 2004 for itself and its affiliates and subsidiaries (the 2003-2004 MTA Financial Plan) that will enable all such entities to maintain their respective operations on a self sustaining basis through 2004. The 2003-2004 MTA Financial Plan tracks the final two years of the 2000-2004 Capital Programs of the transit and commuter systems (the 2000-2004 Capital Programs) that were approved by the Capital Program Review Board. The 2003-2004 MTA Financial Plan assumes the successful implementation of fare increases on the transit and commuter systems and toll increases on TBTA's bridges and tunnels, all of which increases have become effective. In March 2003, actions challenging the fare and toll increases were filed in Supreme Court and the judges ordered the reinstatement of the prior fares and tolls. The orders were stayed pending a consolidated appeal. On July 15, 2003, the Appellate Division, First Department, in a unanimous decision, reversed the trial courts and dismissed the petitions. The time for petitioners to seek leave to appeal to the New York State Court of Appeals has not yet expired. Neither the MTA nor the State can predict the outcome of these actions or their effects on the fare or toll increases or the financial condition of MTA and its affiliates and subsidiaries.

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

      On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion 2000-2004 Capital Programs. Other amendments were subsequently approved raising the total of the programs to $17.9 billion. The 2000-2004 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project. The 2000-2004 Capital Programs approved by the Capital Program Review Board assume the issuance of an estimated $10.6 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA.

      Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12 county Metropolitan Transportation Region served by the MTA and a special one quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget initiated a five year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTAs 2000-2004 Capital Programs. This capital commitment includes approximately $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA. State legislation accompanying the 2000-01 Enacted Budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-2004 Capital Programs.

      NEW YORK CITY. As required by law, the City prepares a four year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap closing programs for years with projected budget gaps.

      To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the World Trade Center. The City has relied on the Transitional Finance Authority ("TFA") (created in
1997) and TSASC, Inc. (a local development corporation created in 1999 to issue debt backed by tobacco settlement revenues) to finance its capital program.

      For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

      For the 2000-2001 and 2001-2002 fiscal years (ending June 30), the City's General Fund had operating surpluses of $2.9 billion and $686 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.

      The June 2002 financial plan included gap closing actions of $4.8 billion that balance the 2002-2003 budget. The 2002-2003 gap closing program included resources from agency actions and actions to be taken by the Federal and State governments and the municipal unions. The 2002-2003 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the attack on the World Trade Center on September 11, 2001.

      Compared to the June 2002 Financial Plan, the June 2003 Financial Plan prior to implementation of the tax increase program, projects significantly lowered tax revenues due to a continued weak economy, which has resulted in lower wage earnings and lower corporate earnings, and reflects other revised forecasts, such as higher pension costs.

      The June 2003 Financial Plan includes a program to close a budget gap of $8.1 billion in fiscal year 2003-2004. The gap closing program included in the June 2003 Financial Plan reflects the implementation of an 18.49 percent property tax increase, an increase in personal income tax rates, both effective January 1, 2003, an enacted increase in the City portion of the sales tax by one eighth percent for two years, commencing in June 2003 and a program to reduce agency expenditures and increase agency revenues by $950 million in fiscal year 2002-2003 and $2.1 billion in fiscal year 2003-2004. The June 2003 Financial Plan also assumes retroactive and ongoing payments from the Port Authority of New York and New Jersey for airport leases. As a result of the 2003-2004 fiscal year State Budget that was enacted in May 2003, the June 2003 Financial Plan includes State Assistance in the amount of $2.7 billion. Included in the $2.7 billion of State Assistance, the June 2003 Financial Plan assumes the saving of $500 million from refinancing debt of the Municipal Assistance Corporation (for a description of certain developments relating to the Municipal Assistance Corporation refinancing, see "Special Considerations" above).

      LITIGATION

      New York is currently involved in certain litigation involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. Adverse decisions against New York could have a material impact on State finances in the 2003-04 fiscal year or thereafter. Included in this litigation are the following: Campaign for Fiscal Equity, Inc., et al. v. State, et al., where plaintiffs claim that the State's method of determining funding levels for New York City public schools has a disparate impact on plaintiffs in violation of Title VI of the Civil Rights Act of 1964 and does not provide a "sound basic education" as required by the State Constitution; Oneida Indian Nation of New York et al. v. County of Oneida, where the plaintiff claims that a 250,000 acre area in Madison and Oneida counties was illegally sold to the State in 1795; and Cayuga Indian Nation of New York v. Cuomo et al. where the federal District Court granted plaintiffs $211 million in prejudgment interest on 64,000 acres held to be illegally sold to the State in 1795.

      INVERSE FLOATERS The Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

      EQUITY SECURITIES Each Fund, except the High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund, as described below, and except the Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in equity securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. In addition, these Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Income Fund may invest up to 10% of its total assets in preferred stock, convertible securities, and securities carrying warrants to purchase equity securities. The High Yield Fund and Total Return Bond Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

      SMALL CAPITALIZATION SECURITIES Each Fund, except the Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, Small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

      FOREIGN ISSUERS AND NON-DOLLAR SECURITIES Foreign issuers include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities are securities denominated or quoted in foreign currency or paying income in foreign currency.

      Many of the Funds are permitted to invest a portion of their assets in securities of foreign issuers and non-dollar securities, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the UNDERLYING security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, Hartford Investment Management or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

      Funds that are permitted to invest in securities of foreign issuers and non-dollar securities may invest in debt exchangeable for common stock, debt or equity linked notes and similar linked securities (e.g., zero-strike warrants ("LNs")), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

      The Inflation Plus Fund may invest up to 35% of its net assets in the securities of foreign issuers and non-dollar securities. The Capital Appreciation Fund may invest up to 35% of its total assets in the securities of foreign issuers and non-dollar securities. The Income Fund may invest up to 25% of its total assets in the securities of foreign issuers and non-dollar securities. The Advisers, Disciplined Equity, Dividend and Growth, Equity Income, Focus, Growth, Growth Opportunities, MidCap, MidCap Value, Small Company, SmallCap Growth, Stock, Value and Value Opportunities Funds may invest up to 20% of their total assets in the securities of foreign issuers and non-dollar securities. The Short Duration Fund may invest up to 25% of its total assets in the securities of foreign issuers. The Money Market Fund may invest up to 100% of its total assets (provided such assets are U.S. dollar denominated) and the High Yield and Total Return Bond Funds are permitted to invest up to 30% of their total assets in the securities of foreign issuers. The Global Communications, Global Financial Services, Global Health, Global Leaders, Global Technology, International Capital Appreciation, International Opportunities and International Small Company Funds each may invest 100% of their total assets in the securities of foreign issuers and non-dollar securities. Each of the High Yield Fund and Total Return Bond Fund may also invest up to 10% of their total assets in non-dollar securities. U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest in tax-exempt bonds issued by Native American entities, but, not as part of their principal investment strategy.

      Under normal market conditions, the International Opportunities Fund invests in at least three countries other than the United States; however there are no limits on the amount of the fund's assets that may be invested in each country. The Global Leaders Fund invests in at least five countries, one of which is the United States; however, the Fund has no limit on the amount of assets that must be invested in each country. The Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund each invest in at least three countries, one of which may be the United States; however, these Funds have no limit on the amount of assets that must be invested in each country. Under normal circumstances, the International Capital Appreciation Fund invests in at least five countries; the International Small Company Fund in at least ten; however, neither Fund has a limit on the amount of assets that must be invested in each country.

      Investing in securities of foreign issuers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers. Less information may be available about foreign issuers compared with U.S. issuers. For example, foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. In addition, the values of non-dollar securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

      Investing in foreign government debt securities exposes a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

      From time to time, the International Small Company Fund may invest up to 15% of its total assets, and the Income Fund may invest up to 20% of its total assets, and the Global Communications Fund may invest up to 50% of its total assets, and each of the Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, International Capital Appreciation Fund, and International Opportunities Fund may invest up to 25% of its total assets and each of the High Yield Fund and Total Return Bond Fund may invest up to 30% of its total assets and Capital Appreciation Fund may invest up to 35% of its total assets in securities of issuers located in countries with emerging economies or securities markets. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices in these markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

      CURRENCY TRANSACTIONS Each Fund, except the Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value and, to a lesser extent, to enhance returns. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

      Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

      The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that Hartford Investment Management or Wellington Management deems to be creditworthy.

      The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

      OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, to a lesser extent, to enhance returns, each Fund, except the Money Market Fund, may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. Each Fund, except Money Market Fund, may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

      A Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

      The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on non-dollar securities they hold or intend to purchase. For example, if a Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if a Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

      Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. A Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

      The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

      The Funds may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

      A Fund may only write covered options. See "Asset Coverage" below.

      A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

      Each Fund (except the Money Market Fund) may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.

      A Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.

      A Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. A Fund's use of these kind of futures contracts will depend to a large degree on how this market develops.


      The Funds may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with the Fund's investment objectives and policies.


      The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations.

A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

      Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

      To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for "bona fide hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund's net asset value, after taking into account the unrealized gains and unrealized losses on any such contracts. However, options which are currently exercisable may be excluded in computing the 5% limit.

      Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of Hartford Investment Management or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets,
(2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover, (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests, (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position, (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations, and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, a Fund may have been in a better position had it not used such a strategy.

      SWAP AGREEMENTS Each Fund, except the Money Market Fund, may enter into currency swaps (except Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund), interest rate swaps, swaps on specific securities, and other types of swap agreements such as caps, collars, floors and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Each Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.


      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Another example would be for a Fund to exchange interest payments for inflation-linked payments. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.


      The Funds usually enter into interest rate swaps on a net basis. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by Hartford Investment Management or Wellington Management to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

      The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms Hartford Investment Management or Wellington Management, as appropriate, believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the Securities and Exchange Commission ("SEC") to be illiquid.

      The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on Hartford Investment Management's or Wellington Management's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if Hartford Investment Management's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

      ASSET SWAPS The Advisers Fund and Income Fund will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk, as described under "Swap Agreements," is the primary risk of asset swaps.

      ILLIQUID INVESTMENTS Each Fund is permitted to invest in illiquid securities or other illiquid investments. A Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for each of the Inflation Plus Fund and Money Market Fund) would consist of such securities or investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. A Fund may not be able to sell illiquid securities or other investments when Hartford Investment Management or Wellington Management considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund's net asset value. In addition, issuers of restricted securities may not be subject to the disclosure requirements and other investor protection requirements that would be applicable if their securities were publicly traded. Each Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the respective Company's board of directors.

      Under current interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid: (1) repurchase agreements maturing in more than seven days, (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions), (3) option contracts, with respect to specific securities, not traded on a national securities exchange that are not readily marketable, and
(4) any other securities or investments in which a Fund may invest that are not readily marketable.

      WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if Hartford Investment Management or Wellington Management deems it advisable. Distributions attributable to any gains realized on such a sale would be taxable to shareholders. At the time a Fund makes the commitment to purchase securities on a when-issued basis, it records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price.

      DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, Advisers Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund, Total Return Bond Fund and U.S. Government Securities Fund may enter into "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of Hartford Investment Management or Wellington Management, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. Moreover, the entry into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase them, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

      REITS Each Fund, except U.S. Government Securities Fund, may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

      Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.


      LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies", each of the Funds may lend its portfolio securities to broker-dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral and maintain in a segregated account, liquid securities that at all times will be at least equal to 100% of the market value of the loaned securities. Subject to guidelines approved by the boards of directors, the Funds may use or invest any cash collateral at their own risk and for their own benefit. While the securities are on loan, the borrower will pay the respective Fund any income accruing thereon.


      Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by a Fund is not more than 33.33% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

      ASSET COVERAGE To the extent required by SEC guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or
(2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

      BORROWING Each Fund may borrow money to the extent set forth under "Investment Objectives and Policies." The Funds do not intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.


      PORTFOLIO TURNOVER The portfolio turnover rate for the Inflation Plus Fund was significantly higher in fiscal year 2004 than in fiscal year 2003 primarily because of a substantial growth in assets of the Fund.



         DISCLOSURE OF PORTFOLIO HOLDINGS The Funds will disclose their calendar quarter-end portfolio holdings on the Funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The Funds also will disclose their largest ten holdings no earlier than 15 days after the end of each month.



         The Funds, the Funds' investment manager, the Funds' distributor (collectively "Hartford") or the Funds' investment sub-advisers ("sub-advisers") also disclose portfolio holdings in connection with the day-to-day operations and management of each Fund. Full portfolio holdings are disclosed to the Funds' custodian, securities lending agents, auditors, pricing service vendors and other persons who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies and to bank lenders. In connection with managing the Funds, the Funds' investment manager or sub-advisers may use analytical systems provided by third parties who may have access to the Funds' portfolio holdings. Portfolio holdings may also be disclosed to certain third party industry information vendors, institutional investment consultants, and asset allocation platform providers. In all of the above situations, a Fund vice president and the chief compliance officer of the Funds' investment manager must make a good faith determination in light of the facts then known that the Funds have a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Funds' shareholders, and that appropriate confidentiality arrangements have been made.



         Additionally, Hartford or its sub-advisers may provide oral or written information ("portfolio commentary") about the Funds, including, but not limited to, how a Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Hartford or its sub-advisers may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on a Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in a Fund, persons considering investing in a Fund or representatives of such shareholders or potential shareholders, such as financial intermediaries and fiduciaries of a 401(k) plan or a trust and their advisers. The content and nature of the information provided to each of these persons may differ.



         None of the persons described above will receive any of the information described above if, in the sole judgment of an executive officer of the Funds or the chief compliance officer of the investment manager, the information could be used in a manner that would be harmful to a Fund.



         Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the Funds' portfolio securities, the Funds may disclose one or more of their securities. The Funds will not enter into formal non-disclosure agreements in connection with these situations, however, the Funds will not continue to conduct business with a person who Hartford or its sub-advisers believe is misusing the disclosed information.



         In no event will the Hartford or its sub-advisers or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.



         The chief compliance officer of the investment manager will exercise oversight of disclosures of the Funds' portfolio holdings. It is the duty of the chief compliance officer to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund's shareholders. The chief compliance officer is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds' investment manager, investment sub-advisers, principal underwriter, or any affiliated person of the Funds, their investment manager, investment sub-advisers, or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds' chief compliance officer.



         The Boards of Directors of the Funds review and approve the Funds' policy on disclosure of portfolio holdings. Exceptions to and violations of this policy are reported to the Boards of Directors of the Funds.

                                 FUND MANAGEMENT


      Each Company has a board of directors, who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the directors. With respect to the funds of funds, if the interests of a fund of funds and an Underlying Fund were to diverge, a conflict of interest could arise and affect how the directors fulfill their fiduciary duties to the affected Funds. HIFSCO has structured the funds of funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, HIFSCO and the directors would take reasonable steps to minimize and, if possible, eliminate the conflict.


      The following tables set forth various information about the directors and officers of the Companies. The first table relates to those directors who are deemed not to be "interested persons" of the Companies, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Companies' "interested" directors and the Companies' officers.





NON-INTERESTED DIRECTORS



                                                                                                 NUMBER OF
                                               TERM OF                                           PORTFOLIOS
                                               OFFICE*                                            IN FUND
                                POSITION     AND LENGTH                                           COMPLEX
                                HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S) DURING PAST    OVERSEEN BY   OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS      EACH COMPANY     SERVED                   5 YEARS                   DIRECTOR       HELD BY DIRECTOR
   ---------------------      ------------     ------     -----------------------------------    -----------   -------------------
LYNN S. BIRDSONG              Director       Since 2003    From 1979 to 2002, Mr. Birdsong was       76                 N/A
(age 58)                                                   a managing director of Zurich
c/o Hartford Mutual Funds                                  Scudder Investments, an investment
P.O. Box 2999                                              management firm. In 2003, Mr.
Hartford, CT 06104-2999                                    Birdsong became an independent
                                                           director of the Atlantic Whitehall
                                                           Funds and The Japan Fund; during
                                                           his employment with Scudder, he was
                                                           an interested director of The Japan
                                                           Fund. Since 1981, Mr. Birdsong has
                                                           been a partner in Birdsong Company,
                                                           an advertising specialty firm. He
                                                           is also a Director of The Hartford
                                                           Income Shares Fund, Inc., Hartford
                                                           Series Fund, Inc. and Hartford HLS
                                                           Series Fund II, Inc.

DR. ROBERT M. GAVIN           Director and   Director      Dr. Gavin is an educational               76                 N/A
(age 64)                      Chairman of    since 2002(1) consultant. Prior to September 1,
c/o Hartford Mutual Funds     the Board      Director      2001, he was President of Cranbrook
P.O. Box 2999                                since 1986(2) Education Community; and prior to
Hartford, CT 06104-2999                      Chairman      July 1996, he was President of
                                             of the        Macalester College, St. Paul,
                                             Board for     Minnesota. He is also a Director
                                             each          and Chairman of the Board of
                                             Company       Directors of The Hartford Income
                                             since 2004    Shares Fund, Inc., Hartford Series
                                                           Fund, Inc. and Hartford HLS Series
                                                           Fund II, Inc.

NON-INTERESTED DIRECTORS



                                                                                                 NUMBER OF
                                               TERM OF                                           PORTFOLIOS
                                               OFFICE*                                            IN FUND
                                POSITION     AND LENGTH                                           COMPLEX
                                HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S) DURING PAST    OVERSEEN BY   OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS      EACH COMPANY     SERVED                   5 YEARS                   DIRECTOR       HELD BY DIRECTOR
   ---------------------      ------------     ------     -----------------------------------    -----------   -------------------
DUANE E. HILL                 Director       Since        Mr. Hill is Partner Emeritus and a         76                 N/A
(age 59)                                     2001(1)      founding partner of TSG Capital
c/o Hartford Mutual Funds                    Since        Group, a private equity investment
P.O. Box 2999                                2002(2)      firm that serves as sponsor and
Hartford, CT 06104-2999                                   lead investor in leveraged buyouts
                                                          of middle market companies. Mr.
                                                          Hill is also a Partner of TSG
                                                          Ventures L.P., a private equity
                                                          investment company that invests
                                                          primarily in minority-owned small
                                                          businesses. He is also a Director
                                                          of The Hartford Income Shares Fund,
                                                          Inc., Hartford Series Fund, Inc.
                                                          and Hartford HLS Series Fund II,
                                                          Inc.

PHILLIP O. PETERSON           Director       Since        Mr. Peterson is a mutual fund              76                 N/A
(age 60)                                     2001(1)      industry consultant. He was a
c/o Hartford Mutual Funds                    Since        partner of KPMG LLP until July
P.O. Box 2999                                2002(2)      1999. In January 2004, Mr. Peterson
Hartford, CT 06104-2999                                   was appointed independent president
                                                          of the Strong Mutual Funds.  He is
                                                          also a Director of The Hartford
                                                          Income Shares Fund, Inc., Hartford
                                                          Series Fund, Inc. and Hartford HLS
                                                          Series Fund II, Inc.

MILLARD H. PRYOR, JR.         Director       Since        Mr. Pryor has served as Managing           76        Mr. Pryor is a
(age 72)                                     1996(1)      Director of Pryor & Clark Company                    Director of Infodata
c/o Hartford Mutual Funds                    Since        (real estate investment), Hartford,                  Systems, Inc.
P.O. Box 2999                                2002(2)      Connecticut, since June 1992. He is                  (software company)
Hartford, CT 06104-2999                                   also a Director of The Hartford                      and CompuDyne
                                                          Income Shares Fund, Inc., Hartford                   Corporation
                                                          Series Fund, Inc. and Hartford HLS                   (security products
                                                          Series Fund II, Inc.                                 and services).


(1) For The Hartford Mutual Funds, Inc.

(2) For The Hartford Mutual Funds II, Inc.

*Term of Office: Each director may serve until his or her successor is elected and qualifies.

OFFICERS AND INTERESTED DIRECTORS



                                                                                                  NUMBER OF
                                               TERM OF                                            PORTFOLIOS
                                               OFFICE*                                             IN FUND
                               POSITION      AND LENGTH                                            COMPLEX
                               HELD WITH       OF TIME    PRINCIPAL OCCUPATION(S) DURING PAST 5    OVERSEEN     OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS      EACH COMPANY     SERVED                     YEARS                   BY DIRECTOR    HELD BY DIRECTOR
   ---------------------      ------------     ------     -------------------------------------   -----------   -------------------
THOMAS M. MARRA**             Director       Since 2002   Mr. Marra is President and Chief            76       Mr. Marra is a
(age 46)                                                  Operating Officer of Hartford Life,                  member of the Board
c/o Hartford Mutual Funds                                 Inc. He is also a member of the Board                of Directors of The
P.O. Box 2999                                             of Directors and a member of the                     Hartford.
Hartford, CT 06104-2999                                   Office of the Chairman for The
                                                          Hartford Financial Services Group,
                                                          Inc. ("The Hartford"), the parent
                                                          company of Hartford Life. Mr. Marra
                                                          was named President of Hartford Life
                                                          in 2001 and COO in 2000, and served
                                                          as Director of Hartford Life's
                                                          Investment Products Division from
                                                          1998 to 2000. He was head of the
                                                          company's Individual Life and
                                                          Annuities Division from 1994 to 1998
                                                          after being promoted to Senior Vice
                                                          President in 1994 and to Executive
                                                          Vice President in 1996. Mr. Marra is
                                                          also a Managing Member and President
                                                          of Hartford Investment Financial
                                                          Services, LLC ("HIFSCO") and HL
                                                          Investment Advisors, LLC ("HL
                                                          Advisors"). He served as Chairman of
                                                          the Board of the Companies from 2002
                                                          to 2004.  He currently also serves as
                                                          a Director of The Hartford Income
                                                          Shares Fund, Inc., Hartford Series
                                                          Fund, Inc. and Hartford HLS Series
                                                          Fund II, Inc. and served as Chairman
                                                          of the Board of these companies from
                                                          2002 to 2004.

LOWNDES A. SMITH**            Director       Since        Mr. Smith served as Vice Chairman of        76       Mr. Smith is a
(age 65)                                     1996(1)      The Hartford from February 1997 to                   Director of White
c/o Hartford Mutual Funds                    Since        January 2002, as President and Chief                 Mountains Insurance
P.O. Box 2999                                2002(2)      Executive Officer of Hartford Life,                  Group, Ltd.
Hartford, CT 06104-2999                                   Inc. from February 1997 to January
                                                          2002, and as President and Chief
                                                          Operating Officer of The Hartford
                                                          Life Insurance Companies from January
                                                          1989 to January 2002. Mr. Smith is
                                                          also a Director of The Hartford
                                                          Income Shares Fund, Inc., Hartford
                                                          Series Fund, Inc. and Hartford HLS
                                                          Series Fund II, Inc.

OFFICERS AND INTERESTED DIRECTORS



                                                                                                  NUMBER OF
                                               TERM OF                                            PORTFOLIOS
                                               OFFICE*                                             IN FUND
                               POSITION      AND LENGTH                                            COMPLEX
                               HELD WITH       OF TIME    PRINCIPAL OCCUPATION(S) DURING PAST 5    OVERSEEN     OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS      EACH COMPANY     SERVED                     YEARS                   BY DIRECTOR    HELD BY DIRECTOR
   ---------------------      ------------     ------     -------------------------------------   -----------   -------------------
DAVID M. ZNAMIEROWSKI**      President       Since        Mr. Znamierowski currently serves as        57                N/A
(age 44)                     and Director(3) 1999(1)      President of Hartford Investment
c/o Hartford Mutual Funds                    Since        Management Company ("Hartford
P.O. Box 2999                                2001(2)      Investment Management"), Senior Vice
Hartford, CT 06104-2999                                   President for Hartford Life, Inc.,
                                                          and Senior Vice President and Chief
                                                          Investment Officer for Hartford Life
                                                          Insurance Company. Mr. Znamierowski
                                                          is also a Managing Member and Senior
                                                          Vice President of HIFSCO and HL
                                                          Advisors. Mr. Znamierowski is Group
                                                          Senior Vice President and Chief
                                                          Investment Officer for The Hartford.
                                                          In addition, he serves as President
                                                          and Director of Hartford Series Fund,
                                                          Inc. and President of The Hartford
                                                          Income Shares Fund, Inc. and Hartford
                                                          HLS Series Fund II, Inc.

ROBERT W. BELTZ, JR.          Vice           Since        Mr. Beltz currently serves as Vice          N/A               N/A
(age 55)                      President      2002(1)      President Securities Operations of
500 Bielenberg Drive                         Since        Hartford Administrative Services
Woodbury, MN 55125                           1993(2)      Company ("HASCO"). Since December
                                                          2001, he has served as Assistant Vice
                                                          President of Hartford Life Insurance
                                                          Company. In addition, he is a Vice
                                                          President of The Hartford Income
                                                          Shares Fund, Inc., Hartford Series
                                                          Fund, Inc. and Hartford HLS Series
                                                          Fund II, Inc.

KEVIN J. CARR                 Vice           Since        Mr. Carr has served as The Hartford's       N/A               N/A
(age 50)                      President      1996(1)      Assistant General Counsel since 1999,
c/o Hartford Mutual Funds     and            Since        Counsel since November 1996 and
P.O. Box 2999                 Secretary      2001(2)      Associate Counsel since November
Hartford, CT 06104-2999                                   1995. Mr. Carr is also Vice President
                                                          and Assistant Secretary of HL
                                                          Advisors and HIFSCO and Assistant
                                                          Secretary of Hartford Investment
                                                          Management. He is also Vice President
                                                          and Secretary of The Hartford Income
                                                          Shares Fund, Inc., Hartford Series
                                                          Fund, Inc. and Hartford HLS Series
                                                          Fund II, Inc.

WILLIAM H. DAVISON, JR.       Vice           Since 2002   Mr. Davison is a Managing Director          N/A               N/A
(age 48)                      President                   and Director of the Funds Management
c/o Hartford Mutual Funds                                 Group of Hartford Investment
P.O. Box 2999                                             Management. Mr. Davison is also a
Hartford, CT 06104-2999                                   Senior Vice President of HIFSCO and
                                                          HL Advisors. In addition, he serves
                                                          as a Vice President of The Hartford
                                                          Income Shares Fund, Inc., Hartford
                                                          Series Fund, Inc. and Hartford HLS
                                                          Series Fund II, Inc.

OFFICERS AND INTERESTED DIRECTORS



                                                                                                  NUMBER OF
                                             TERM OF                                              PORTFOLIOS
                                             OFFICE*                                               IN FUND
                               POSITION    AND LENGTH                                              COMPLEX
                               HELD WITH     OF TIME      PRINCIPAL OCCUPATION(S) DURING PAST 5    OVERSEEN     OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS      EACH COMPANY   SERVED                       YEARS                   BY DIRECTOR    HELD BY DIRECTOR
   ---------------------      ------------   ------       -------------------------------------   -----------   -------------------
TAMARA L. FAGELY              Vice           Since        Ms. Fagely has been Vice President of       N/A               N/A
(age 47)                      President,     2002(1)      HASCO since 1998. Prior to 1998, she
500 Bielenberg Drive          Controller     Since        was Second Vice President of HASCO.
Woodbury, MN 55125            and Treasurer  1993(2)      Since December 2001, she has served
                                                          as Assistant Vice President of
                                                          Hartford Life Insurance Company. In
                                                          addition, she is Controller of HIFSCO
                                                          and Vice President, Controller and
                                                          Treasurer of The Hartford Income
                                                          Shares Fund, Inc., Hartford Series
                                                          Fund, Inc. and Hartford HLS Series
                                                          Fund II, Inc.

BRUCE W. FERRIS               Vice           Since 2002   Mr. Ferris serves as Senior Vice            N/A               N/A
(age 49)                      President                   President and a Director of Sales and
c/o Hartford Mutual Funds                                 Marketing in the Investment Products
P.O. Box 2999                                             Division of Hartford Life Insurance
Hartford, CT 06104-2999                                   Company. He is also a Managing Member
                                                          of HL Advisors. In addition, Mr.
                                                          Ferris is Vice President of The
                                                          Hartford Income Shares Fund, Inc.,
                                                          Hartford Series Fund, Inc. and
                                                          Hartford HLS Series Fund II, Inc.

MARY JANE FORTIN              Vice           Since 2003   Ms. Fortin is Senior Vice President         N/A               N/A
(age 40)                      President                   and Director of Mutual Funds and 529
c/o Hartford Mutual Funds                                 Programs for Hartford Life. In
P.O. Box 2999                                             addition, she is a Vice President of
Hartford, CT 06104-2999                                   The Hartford Income Shares Fund,
                                                          Inc., Hartford Series Fund, Inc. and
                                                          Hartford HLS Series Fund II, Inc.
                                                          Previously, Ms. Fortin served as
                                                          Senior Vice President and Chief
                                                          Accounting Officer of Hartford Life.
                                                          She joined Hartford Life in 1997.

GEORGE R. JAY                 Vice           Since        Mr. Jay serves as Assistant Vice            N/A               N/A
(age 54)                      President      1996(1)      President of Hartford Life Insurance
c/o Hartford Mutual Funds                    Since        Company's Equity Products Department.
P.O. Box 2999                                2001(2)      He is also Controller of HL Advisors
Hartford, CT 06104-2999                                   and Vice President of Hartford Series
                                                          Fund, Inc., Hartford HLS Series Fund
                                                          II, Inc. and The Hartford Income
                                                          Shares Fund, Inc.

STEPHEN T. JOYCE              Vice           Since        Mr. Joyce currently serves as Senior        N/A               N/A
(age 46)                      President      2000(1)      Vice President and Director of the
c/o Hartford Mutual Funds                    Since        Institutional Products Solutions
P.O. Box 2999                                2001(2)      Group for Hartford Life Insurance
Hartford, CT 06104-2999                                   Company. Mr. Joyce is also a Senior
                                                          Vice President of HL Advisors and a
                                                          Vice President of The Hartford Income
                                                          Shares Fund, Inc., Hartford Series
                                                          Fund, Inc. and Hartford HLS Series
                                                          Fund II, Inc. Previously, he served
                                                          as Vice President (1997-1999) and
                                                          Assistant Vice President (1994-1997)
                                                          of Hartford Life Insurance Company.

OFFICERS AND INTERESTED DIRECTORS



                                                                                                  NUMBER OF
                                             TERM OF                                              PORTFOLIOS
                                             OFFICE*                                               IN FUND
                               POSITION    AND LENGTH                                              COMPLEX
                               HELD WITH     OF TIME      PRINCIPAL OCCUPATION(S) DURING PAST 5    OVERSEEN     OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS      EACH COMPANY   SERVED                       YEARS                   BY DIRECTOR    HELD BY DIRECTOR
   ---------------------      ------------   ------       -------------------------------------   -----------   -------------------
DAVID N. LEVENSON             Vice           Since        Mr. Levenson serves as Senior Vice          N/A               N/A
(age 38)                      President      2000(1)      President of Hartford Life Insurance
c/o Hartford Mutual Funds                    Since        Company's Retail Product Management
P.O. Box 2999                                2001(2)      Group and is responsible for all
Hartford, CT 06104-2999                                   retail product management and
                                                          profitability. Mr. Levenson is also a
                                                          Senior Vice President of HIFSCO. In
                                                          addition, he serves as Vice President
                                                          of The Hartford Income Shares Fund,
                                                          Inc., Hartford Series Fund, Inc. and
                                                          Hartford HLS Series Fund II, Inc. Mr.
                                                          Levenson joined The Hartford in 1995.

JOHN C. WALTERS               Vice           Since        Mr. Walters serves as Executive Vice        N/A               N/A
(age 46)                      President      2000(1)      President and Director of the
c/o Hartford Mutual Funds                    Since        Investment Products Division of
P.O. Box 2999                                2001(2)      Hartford Life Insurance Company. Mr.
Hartford, CT 06104-2999                                   Walters is also a Managing Member and
                                                          Executive Vice President of HIFSCO
                                                          and HL Advisors. In addition, he is a
                                                          Vice President of The Hartford Income
                                                          Shares Fund, Inc., Hartford Series
                                                          Fund, Inc. and Hartford HLS Series
                                                          Fund II, Inc. Previously, Mr. Walters
                                                          was with First Union Securities.


(1)   For The Hartford Mutual Funds, Inc.

(2)   For The Hartford Mutual Funds II, Inc.

(3) Mr. Znamierowski is a director of The Hartford Mutual Funds, Inc. but is not a director of The Hartford Mutual Funds II, Inc.

* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.


** "Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO, Hartford Investment Management or affiliated companies.



            STANDING COMMITTEES. Each board of directors has established an Audit Committee, a Nominating Committee and a Litigation Committee. Each Audit Committee and Nominating Committee is made up of those directors who are not "interested persons" of the Companies. Each Litigation Committee is made up of the following directors: Robert M. Gavin, Lynn S. Birdsong and Duane E. Hill. Each Audit Committee (i) oversees the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversees the quality and objectivity of the Funds' financial statements and the independent audit thereof, and (iii) acts as a liaison between the Funds' independent auditors and the full board of directors. Each Nominating Committee screens and selects candidates to the board of directors. Any recommendations for nominees should be directed to the Secretary of the applicable Company, who will then forward them to the Nominating Committee. Each Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. Each Litigation Committee manages any legal actions that are brought by, on behalf of or against the Funds, their respective boards of directors and/or the members thereof that are not "interested persons" of the Funds as defined in the 1940 Act. The Audit Committee and Nominating Committee of The Hartford Mutual Funds, Inc. met four times and three times, respectively, and of The Hartford Mutual Funds II, Inc. met four times and five times, respectively, during the fiscal year ended October 31, 2004.


            All directors and officers of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., except for David Znamierowski, are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Investment Advisors, LLC serves as investment adviser. In addition to being a director of The Hartford Mutual Funds, Inc. and an officer of each Company, Mr. Znamierowski is also a director of one other registered investment company in the fund complex and an officer of three other registered investment companies in the fund complex.


      The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2004 (i) in each Fund and
(ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.


NON-INTERESTED DIRECTORS


                                                                                          AGGREGATE DOLLAR RANGE
                                                                                          OF EQUITY SECURITIES IN
                                                                                         ALL REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN
                                      DOLLAR RANGE OF EQUITY SECURITIES                  BY DIRECTOR IN FAMILY OF
   NAME OF DIRECTOR                              IN THE FUND                               INVESTMENT COMPANIES

Lynn S. Birdsong

Dr. Robert M. Gavin

Duane E. Hill

Phillip O. Peterson

Millard Handley Pryor,
Jr.


INTERESTED DIRECTORS


                                                                                          AGGREGATE DOLLAR RANGE
                                                                                          OF EQUITY SECURITIES IN
                                                                                         ALL REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN
                                      DOLLAR RANGE OF EQUITY SECURITIES                  BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                                 IN THE FUND                               INVESTMENT COMPANIES

Thomas M. Marra

Lowndes Andrew Smith

David Mark
Znamierowski(1)


(1) Mr. Znamierowski is a director of The Hartford Mutual Funds, Inc. but is not a director of The Hartford Mutual Funds II, Inc.


      COMPENSATION OF OFFICERS AND DIRECTORS Neither Company pays salaries or compensation to any of its officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended October 31, 2004 and certain other information.

                                                  Aggregate
                                 Aggregate      Compensation       Pension Or
                               Compensation       From The         Retirement                             Total Compensation
 Name of Person, Position        From The         Hartford      Benefits Accrued      Estimated Annual    From the Funds And
                              Hartford Mutual   Mutual Funds     As Part Of Fund        Benefits Upon    Fund Complex Paid To
                                Funds, Inc.       II, Inc.          Expenses             Retirement           Directors*
Lynn S. Birdsong, Director         $_____          $_____             $0                     $0                  $_____

Winifred E. Coleman,               $_____          $_____             $0                     $0                  $_____
Director(1)

Dr. Robert M. Gavin,               $_____          $_____             $0                     $0                  $_____
Director

Duane E. Hill,                     $_____          $_____             $0                     $0                  $_____
Director

Phillip O. Peterson,               $_____          $_____             $0                     $0                  $_____
Director

Millard H. Pryor, Director         $_____          $_____             $0                     $0                  $_____

Lowndes A. Smith, Director         $_____          $_____             $0                     $0                  $_____



* As of October 31, 2004, five registered investment companies in the Complex paid compensation to the directors.






(1) Retired from board of directors of each Company, effective November 4, 2004.


      The sales load for Class A, Class L and Class E shares of the Funds is waived for present and former officers, directors and employees of the Companies, The Hartford, Wellington Management, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.

      Each Company's Articles of Incorporation provide that the Company to the full extent permitted by Maryland law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


      [As of January 31, 2005, the officers and directors of each Company did not beneficially own any class of any shares of the funds of funds. As of that date, no person held any interest in the funds of funds equal to five percent or more of outstanding shares of any class.]



      [As of January 31, 2005, the officers and directors of The Hartford
Mutual Funds, Inc. as a group beneficially owned ___% of the outstanding Class Y shares of The Hartford Advisers Fund.] As of January 31, 2005, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each other Fund. As of that date, the following persons held an interest in the following Funds equal to 5% or more of outstanding shares of a class:



      [TO BE UPDATED.]

ADVISERS FUND                                                CLASS A      CLASS B       CLASS C      CLASS Y
-------------                                                -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Dtd 02/20/2002
Attn Marilyn Orr
500 Bielenberg Dr
Woodbury MN 55125-4401

Saxon & Co
FBO 20-42-002-3500605
PO Box 7780-1888
Philadelphia PA 19182-0001



CAPITAL APPRECIATION FUND                                    CLASS A      CLASS B       CLASS C      CLASS Y
-------------------------                                    -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Dtd 02/20/2002
Attn Marilyn Orr
500 Bielenberg Dr
Woodbury MN 55125-4401



DISCIPLINED EQUITY FUND                                      CLASS A      CLASS B       CLASS C      CLASS Y
-----------------------                                      -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

DISCIPLINED EQUITY FUND                                      CLASS A      CLASS B       CLASS C      CLASS Y
-----------------------                                      -------      -------       -------      -------
Dena G. Willmore
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814



DIVIDEND AND GROWTH FUND                                     CLASS A      CLASS B       CLASS C      CLASS Y
------------------------                                     -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Dtd 02/20/2002
Attn Marilyn Orr
500 Bielenberg Dr
Woodbury MN 55125-4401

Okabena Partnership C
5140 Wells Fargo Center
90 S 7th St
Minneapolis MN 55402-3903

Hartford Life Insurance Company
c/o Greg Bubnash A3 East
200 Hopmeadow Street
Simsbury CT 06089-9793



EQUITY INCOME FUND                                           CLASS A      CLASS B       CLASS C      CLASS Y
------------------                                           -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

NFSC FEBO # STL-170542
Myrtis L Nims
9924 Debra Dr
River Ridge LA 70123-1564

Hartford Life Insurance Company
Attn: Mark Strogoff
PO Box 2999
Hartford CT 06104-2999

FOCUS FUND                                                   CLASS A      CLASS B       CLASS C      CLASS Y
----------                                                   -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Rand L. Alexander
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Duncan M. McFarland
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Phillip H. Perelmuter
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Kent M. Stahl
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Maya K. Bittar
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814



GLOBAL COMMUNICATIONS FUND                                   CLASS A      CLASS B       CLASS C      CLASS Y
--------------------------                                   -------      -------       -------      -------
HL Investment Advisors
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999

Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Robert W Baird & Co. Inc.
A/C 4557-6994
777 East Wisconsin Avenue
Milwaukee WI 53202-5300

GLOBAL COMMUNICATIONS FUND                                   CLASS A      CLASS B       CLASS C      CLASS Y
--------------------------                                   -------      -------       -------      -------
Richard C. Albright Jr
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Nilesh P. Undavia
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Amy L. Donovan
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814



GLOBAL FINANCIAL SERVICES FUND                               CLASS A      CLASS B       CLASS C      CLASS Y
------------------------------                               -------      -------       -------      -------
HL Investment Advisors
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999

Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Mark T. Lynch
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Frances R. Watler
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Elizabeth J. LaPlante
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

GLOBAL HEALTH FUND                                           CLASS A      CLASS B       CLASS C      CLASS Y
------------------                                           -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

Joseph H. Schwartz
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Lisa W. Waldie
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Lisa D. Finkel
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814



GLOBAL LEADERS FUND                                          CLASS A      CLASS B       CLASS C      CLASS Y
-------------------                                          -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Dtd 02/20/2002
Attn Marilyn Orr
500 Bielenberg Dr
Woodbury MN 55125-4401

GLOBAL TECHNOLOGY FUND                                       CLASS A      CLASS B       CLASS C      CLASS Y
----------------------                                       -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

Richard C. Albright Jr
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Billy P. Han
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814



GROWTH OPPORTUNITIES FUND                                    CLASS A      CLASS B       CLASS C      CLASS Y
-------------------------                                    -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

HL Investment Advisors
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999



HIGH YIELD FUND                                              CLASS A      CLASS B       CLASS C      CLASS Y
---------------                                              -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

HIGH YIELD FUND                                              CLASS A      CLASS B       CLASS C      CLASS Y
---------------                                              -------      -------       -------      -------
HL Investment Advisors
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999



INCOME FUND                                                  CLASS A      CLASS B       CLASS C      CLASS Y
-----------                                                  -------      -------       -------      -------
Hartford Life Insurance Company
c/o Mark Strogoff
PO Box 2999
Hartford CT 06104-2999

Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

First Clearing, LLC
A/C 7100-6363
Scoles Revocable Living Trust
Samuel H Scoles &
P.O. Box 77
Paramount CA 90723-0077



INFLATION PLUS FUND                                          CLASS A      CLASS B       CLASS C      CLASS Y
-------------------                                          -------      -------       -------      -------
Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

MLPF&S for the Sole Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484

INTERNATIONAL CAPITAL APPRECIATION FUND                      CLASS A      CLASS B       CLASS C      CLASS Y
---------------------------------------                      -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

MLPF&S for the Sole Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484

HL Investment Advisors
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999



INTERNATIONAL OPPORTUNITIES FUND                             CLASS A      CLASS B       CLASS C      CLASS Y
--------------------------------                             -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Saxon & Co
FBO 20-42-002-3500639
PO Box 7780-1888
Philadelphia PA 19182-0001

Hartford Life Insurance Company
c/o Greg Bubnash A3 East
200 Hopmeadow Street
Simsbury CT 06089-9793

Oster & Co
PO Box 1338
Victoria TX 77902-1338

Sibley & Co
PO Box 1338
Victoria TX 77902-1338



INTERNATIONAL SMALL COMPANY FUND                             CLASS A      CLASS B       CLASS C      CLASS Y
--------------------------------                             -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Louis R Benzak and Calvert Collins
Ttees FBO Chandler Cox Trust No 13
dtd 08/13/1951
125 Worth Ave Ste 204
Palm Beach FL 33480-4466

INTERNATIONAL SMALL COMPANY FUND                             CLASS A      CLASS B       CLASS C      CLASS Y
--------------------------------                             -------      -------       -------      -------
Raymond James & Assoc Inc
FBO Brasier Tr
Bin# 50239565
880 Carillon Pkwy
St Petersburg FL 33716-1100

RBC Dain Rauscher
Boog-Scott Fam Ltd Partnership
John Boog-Scott Gen'l Partner
4232 Danmire
Richardson TX 75082-3758

NFSC FEBO # 125-678317
Fmt Co Cust R/O IRA
FBO Tim Earl Gill
461 Race St
Denver CO 80206-4141

Wilmington Trust Co Cust
W/Peel Partnership LPI-A Del LP
Acct 55776-0
c/o Mutual Funds
PO Box 8882
Wilmington DE 19899-8882

NFSC CUST
FBO # U19-000019
Trust Operations - Reinvest
1555 N River Center Ste 210
Milwaukee WI 53212-3958



MIDCAP FUND                                                  CLASS A      CLASS B       CLASS C      CLASS Y
-----------                                                  -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Dtd 02/20/2002
Attn Marilyn Orr
500 Bielenberg Dr
Woodbury MN 55125-4401

MIDCAP FUND                                                  CLASS A      CLASS B       CLASS C      CLASS Y
-----------                                                  -------      -------       -------      -------
NFSC FEBO # X25-098183
Tim Earl Gill
461 Race St
Denver CO 80206-4141

Hartford Life Insurance Company
c/o Greg Bubnash A3 East
200 Hopmeadow Street
Simsbury, CT 06089-9793

American Express Trust Co FBO
American Express Tr Retirement Plan
50534 AXP Financial Ctr
Minneapolis MN 55474-0505



MIDCAP VALUE FUND                                            CLASS A      CLASS B       CLASS C      CLASS Y
-----------------                                            -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

HL Investment Advisors
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999



MONEY MARKET FUND                                            CLASS A      CLASS B       CLASS C      CLASS Y
-----------------                                            -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Dtd 02/20/2002
Attn Marilyn Orr
500 Bielenberg Dr
Woodbury MN 55125-4401

SHORT DURATION FUND                                          CLASS A      CLASS B       CLASS C      CLASS Y
-------------------                                          -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009



SMALLCAP GROWTH FUND                                         CLASS A      CLASS B       CLASS C      CLASS Y
--------------------                                         -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

HL Investment Advisors
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999



SMALL COMPANY FUND                                           CLASS A      CLASS B       CLASS C      CLASS Y
------------------                                           -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

Hartford Life Insurance Company
c/o Greg Bubnash A3 East
200 Hopmeadow Street
Simsbury, CT 06089-9793

Saxon & Co
FBO 20-42-002-3500639
PO Box 7780-1888
Philadelphia PA 19182-001

STOCK FUND                                                   CLASS A      CLASS B       CLASS C      CLASS Y
----------                                                   -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Dtd 02/20/2002
Attn Marilyn Orr
500 Bielenberg Dr
Woodbury MN 55125-4401

Saxon & Co
FBO 20-42-002-3500639
PO Box 7780-1888
Philadelphia PA 19182-001



TAX-FREE CALIFORNIA FUND                                     CLASS A      CLASS B       CLASS C      CLASS Y
------------------------                                     -------      -------       -------      -------
Hartford Life Insurance Company
Attn: Mark Strogoff
PO Box 2999
Hartford CT 06104-2999

Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Fiserv Securities Inc
AT Mutual Funds
FAO 62156096
One Commerce Square
2005 Market Street Suite 1200
Philadelphia PA 19103-7084

Pershing LLC
PO Box 2052
Jersey City NJ 07303-2052

Fiserv Securities Inc
Attn Mutual Funds
FAO 33411002
One Commerce Square
2005 Market Street Suite 1200
Philadelphia PA 19103-7084

TAX-FREE CALIFORNIA FUND                                     CLASS A      CLASS B       CLASS C      CLASS Y
------------------------                                     -------      -------       -------      -------
Fiserv Securities Inc
Attn Mutual Funds
FAO 62507136
One Commerce Square
2005 Market Street Suite 1200
Philadelphia PA 19103-7084

Raymond James & Assoc Inc
FBO Cal Property 1
Bin# 85745128
880 Carillon Pkwy
St Petersburg FL 33716-1100

Lucille E Horstman Trustee FBO
Gilbert F and Lucille E Horstman
Lifetime Trust
dtd 03/08/90
436 W Winnie Way
Arcadia CA 91007-7957

Jean Kim Tod
13411 Oro Grande St
Sylmar CA 91342-1819

U.S. Bancorp Investments Inc.
FBO 225871901
60 Livingston Avenue
St Paul MN 55107-2292

NFSC FEBO # STY-754218
Cornelius & Nelly Van Der
Nelly Van Der Eyk Ttee
U/A 07/22/1998
2214 S Gardenia Ave
Ontario CA 91762-6049

NFSC FEBO # STY-751758
Leona M Anderson Ttee
Leona M Anderson Family Tr
U/A 8/28/97
421 2nd St
Hermosa Beach CA 90254-4602

McDonald Investments Inc FBO
66463473
4900 Tiedeman Rd
Brooklyn OH 44144-2338

Wells Fargo Investments LLC
A/C 6129-3590
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916

TAX-FREE CALIFORNIA FUND                                     CLASS A      CLASS B       CLASS C      CLASS Y
------------------------                                     -------      -------       -------      -------
Wells Fargo Investments LLC
A/C 1596-6118
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916



TAX-FREE NEW YORK FUND                                       CLASS A      CLASS B       CLASS C      CLASS Y
----------------------                                       -------      -------       -------      -------
Hartford Life Insurance Company
Attn: Mark Strogoff
PO Box 2999
Hartford CT 06104-2999

Wexford Clearing Services
Corp FBO Marcos Szulman &
Ana Szulman &
Douglas Szulman Jt Ten
25 Eastland Dr
Glen Cove NY 11542-1022

Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009



TOTAL RETURN BOND FUND                                       CLASS A      CLASS B       CLASS C      CLASS Y
----------------------                                       -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Dtd 02/20/2002
Attn Marilyn Orr
500 Bielenberg Dr
Woodbury MN 55125-4401

Saxon & Co
FBO 20-42-002-3500639
PO Box 7780-1888
Philadelphia PA 19182-0001

TOTAL RETURN BOND FUND                                       CLASS A      CLASS B       CLASS C      CLASS Y
----------------------                                       -------      -------       -------      -------
Hartford Life Insurance Company
c/o Greg Bubnash A3 East
200 Hopmeadow Street
Simsbury CT 06089-9793

Saxon & Co
FBO 20-42-002-3500605
PO Box 7780-1888
Philadelphia PA 19182-001



VALUE FUND                                                   CLASS A      CLASS B       CLASS C      CLASS Y
----------                                                   -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

HL Investment Advisors
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999



VALUE OPPORTUNITIES FUND                                     CLASS A      CLASS B       CLASS C      CLASS Y
------------------------                                     -------      -------       -------      -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Legg Mason Wood Walker Inc
321-01236-12
PO Box 1476
Baltimore MD 21203-1476
HL Investment Advisors
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999



GROWTH FUND                           CLASS A     CLASS B     CLASS C      CLASS H     CLASS L     CLASS M      CLASS N     CLASS Y
-----------                           -------     -------     -------      -------     -------     -------      -------     -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

HL Investment Advisors
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999



TAX-FREE MINNESOTA FUND               CLASS A     CLASS B     CLASS C      CLASS H     CLASS L     CLASS M      CLASS N     CLASS Y
-----------------------               -------     -------     -------      -------     -------     -------      -------     -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

USBancorp Piper Jaffrray
A/C 7813-7913
800 Nicollet Mall
Minneapolis MN 55402-7000

USBancorp Piper Jaffrray
A/C 4921-5181
800 Nicollet Mall
Minneapolis MN 55402-7000

Esther L Mc Ilwain
Eleanor A Peterson JTWROS
2403 Fraser St
Grand Rapids MN 55744-3225

Primevest Financial Services (FBO)
Bernard M Berres
17238688
400 First Street So Suite 300
P.O. Box 283
St Cloud MN 56302-0283

Emil Blazek
Janice E Blazek JT WROS
625 12th St SE
Owatonna MN 55060-4108

Wells Fargo Investments LLC
A/C 5648-5283
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916

TAX-FREE MINNESOTA FUND               CLASS A     CLASS B     CLASS C      CLASS H     CLASS L     CLASS M      CLASS N     CLASS Y
-----------------------               -------     -------     -------      -------     -------     -------      -------     -------
Roger Rossum
Karen Rossum JTWROS
32587 Clay Bank Rd
Erhard MN 56534-9575

Wells Fargo Investments LLC
A/C 2176-0279
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916

Wells Fargo Investments LLC
A/C 4177-1634
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916

Wells Fargo Investments LLC
A/C 6386-4750
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916

Raymond James & Assoc Inc.
FBO Raths Irene
Bin# 83909975
880 Carillon Pkwy
St Petersburg FL 33716-1100

Wells Fargo Investments LLC
A/C 5531-8833
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916

USBANCORP Piper Jaffray
A/C 6961-3981
U S Bancorp Center
800 Nicollet Mall
Minneapolis MN 55402-7000

Jean S & John H Bravis Trustee
FBO The Jean S Bravis Trust
U/A Jan 7, 1997
3901 Hayes St NE
Minneapolis MN 55421-4054

U.S. Bancorp Investments, Inc.
FBO 322804481
100 South Fifth Street Suite 1400
Minneapolis MN 55402-1217

Betty Mae Nelson TOD
3458 201st Ave
Bellingham MN 56212-2003

TAX-FREE MINNESOTA FUND               CLASS A     CLASS B     CLASS C      CLASS H     CLASS L     CLASS M      CLASS N     CLASS Y
-----------------------               -------     -------     -------      -------     -------     -------      -------     -------
Pershing LLC
P.O. Box 2052
Jersey City NY 07303-2052

Elsie M. Krostue TOD
820 W 61st Ter
Kansas City MO 64113-1332

NFSC FEBO # EBY-003069
Jerome R. Bofferding
Sharon K. Bofferding
16700 Elm Rd
Maple Grove MN 55311-3806

Kenneth Clambey TTE
Winifred Clambey TTEE
FBO Kenneth Clambey Living Trust
UA 10-21-1996
25833 260th St
Fergus Falls MN 56537-8002

Henrietta Jane Collins TOD
13279 State Highway 220 NW
E Grand Forks MN 56721-8936

Lyle W Jahnke TOD
1305 W Birch Ave
Olivia MN 56277-1613

Henry A Prchal and
Patricia E Prchal JTTEN TOD
214 SW 2nd St
Young America MN 55397-9238

Catherine A Estrem TOD
1594 Lakewood Dr
Maplewood MN 55119-7167

James Michael Olson
Valerie J Olson JT WROS TOD
15869 154th St NE
Hawick MN 56273-7656

Harvey Hagedorn TOD
35624 140th St
Winnebago MN 56098-4925

Janice K Teeple
Paul R Peterson JT WROS
PO Box 114
Raymond MN 56282-0114

TAX-FREE MINNESOTA FUND               CLASS A     CLASS B     CLASS C      CLASS H     CLASS L     CLASS M      CLASS N     CLASS Y
-----------------------               -------     -------     -------      -------     -------     -------      -------     -------
HL Investment Advisors
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999



TAX-FREE NATIONAL FUND                CLASS A     CLASS B     CLASS C      CLASS H     CLASS L     CLASS M      CLASS N     CLASS Y
----------------------                -------     -------     -------      -------     -------     -------      -------     -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

First Clearing LLC
A/C 4602-3542
John C Hunter &
Geneva L Hunter JT/WROS
497 Stonegate Lane
Winston Salem NC 27104-1828

Maurice T Moler Inter-Vivos Trustee
FBO Maurice T Moler Trust
July 5, 1999
c/o Sharon Kasey
15578 E Cty Rd 1500 N
Charleston IL 61920

David L Ashworth TOD
130 Elizabeths Quay
Grafton VA 23692-3639

Geraldine M Phillips Trustee
FBO The Maxine E Cunningham
Living Trust dtd 6/20/96
2009 Lake Country Dr
Arlington TX 76012-5712

Raymond James & Assoc Inc
FBO Babcock FML
Bin# 46016012
880 Carillon Pkwy
St Petersburg FL 33716-1100

Marcia A Tibbetts
636 W Division St
Union City IN 47390-1009

TAX-FREE NATIONAL FUND                CLASS A     CLASS B     CLASS C      CLASS H     CLASS L     CLASS M      CLASS N     CLASS Y
----------------------                -------     -------     -------      -------     -------     -------      -------     -------
Adrian M Wyard
2030 Dexter Ave N # B296
Seattle WA 98109-2720

Harold M Sales Trustee
FBO Florence E Sales Trust
04-17-1997
7319 S Syracuse Ct
Englewood CO 80112-1749

USBANCORP Piper Jaffray
A/C 3806-2532
U S Bancorp Center
800 Nicollet Mall
Minneapolis MN 55402-7000

Anthony Ciccarino TOD
55 McClellan Ave
Amsterdam NY 12010-2429

Elvada M. Torsiello TOD
319 Division St Apt 1
Amerstdam NY 12010-2209

Delores M Kerkhoff TOD
32329 Highway 71
Templeton IA 51463-8567

Ethel L Robb TOD
Sheryl L Abraham POA
43940 SE Music Camp Rd
Sandy OR 97055-8457

UBS Financial Services Inc. FBO
Joan C Steadman-Cook
2 Shoreline Drive
Westerly RI 02891-3717

Jeanie M Chresos
5279 W 52nd St
Parma OH 44134-1023

Sheldon Schram TOD
61 Ridgeview Dr
West Paterson NJ 07424-2719

Pershing LLC
P.O. Box 2052
Jersey City NY 07303-2052

Jacqueline A Olejniczak TOD
3 South 430 Osaje Drive
Glen Ellyn IL 60137

TAX-FREE NATIONAL FUND                CLASS A     CLASS B     CLASS C      CLASS H     CLASS L     CLASS M      CLASS N     CLASS Y
----------------------                -------     -------     -------      -------     -------     -------      -------     -------
HL Investment Advisors
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999



U.S. GOVERNMENT SECURITIES FUND CLASS A     CLASS B     CLASS C      CLASS H     CLASS L     CLASS M      CLASS N     CLASS Y
------------------------------- -------     -------     -------      -------     -------     -------      -------     -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

Horace Snipes TOD
2168 Crisp Springs Rd
Mc Minnville TN 37110-5237

Pershing LLC
P.O. Box 2052
Jersey City NY 07303-2052

Richard Maynard Priest Trustee
FBO The Priest Living Trust
11-14-1983
1847 Golden Spike Dr
Sparks NV 89434-8858

HL Investment Advisors
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999



            Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders. [As of January 31, 2005, Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, owned of record ___% of the Tax-Free California Fund and ___% of the Tax-Free New York Fund, and therefore, is a control person of each of those Funds.] [As of January 31, 2005, HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, owned of record ___% of the Global Communications Fund, ___% of the Global Financial Services Fund, and ____% of the Income Fund, and therefore, is a control person of each of those Funds.]

                       INVESTMENT MANAGEMENT ARRANGEMENTS


            Each Company, on behalf of the relevant Funds, has entered into an investment management agreement with HIFSCO. The investment management agreements provide that HIFSCO, subject to the supervision and approval of the applicable Company's board of directors, is responsible for the management of each Fund. In addition, HIFSCO provides administrative services to both Companies, including, personnel, services, equipment and facilities and office space for proper operation of the Companies. Although HIFSCO, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.


            With respect to the High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Short Duration Fund, Total Return Bond Fund and U.S. Government Securities Fund, HIFSCO has entered into an investment services agreement with Hartford Investment Management for the provision of the day-to-day investment management services. With respect to the remaining Funds other than the funds of funds, HIFSCO has entered into an investment subadvisory agreement with Wellington Management. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the applicable Company's board of directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund. HIFSCO does not employ the services of Hartford Investment Management or Wellington Management in its management of the funds of funds.

            HIFSCO also administers the asset allocation program for each fund of funds. Ibbotson Associates, Inc. ("Ibbotson"), 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601, serves as a consultant to HIFSCO pursuant to an agreement dated December 11, 2003 between HIFSCO and Ibbotson. Ibbotson provides research and strategic asset allocation recommendations among the Underlying Funds for each fund of funds based on their respective investment objectives.

            As provided by the investment management agreements, each Fund pays HIFSCO an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund's average daily net assets. With respect to each of the Funds (except the funds of funds), HIFSCO, not any Fund, pays the sub-advisory fee to Wellington Management and the investment services fee to Hartford Investment Management.

      INVESTMENT MANAGEMENT FEES

            The investment management fee rates are as follows:

            Income Fund and Inflation Plus Fund

Average Daily Net Assets          Annual Rate
-------------------------         -----------
First $500,000,000                   0.60%
Amount Over $500 Million             0.55%

            Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund

Average Daily Net Assets          Annual Rate
-------------------------         -----------
First $500,000,000                   0.55%
Amount Over $500 Million             0.50%

            Money Market Fund

Average Daily Net Assets          Annual Rate
-------------------------         -----------
First $500,000,000                   0.50%
Next $500,000,000                    0.45%
Amount Over $1 Billion               0.40%

            Total Return Bond Fund

Average Daily Net Assets          Annual Rate
-------------------------         -----------
First $500,000,000                   0.65%
Next $500,000,000                    0.55%
Amount Over $1 Billion               0.50%

            Tax-Free Minnesota Fund

Average Daily Net Assets          Annual Rate
-------------------------         -----------
First $50,000,000                    0.72%
Amount Over $50 Million              0.70%

            Advisers Fund, Dividend and Growth Fund and High Yield Fund

Average Daily Net Assets          Annual Rate
-------------------------         -----------
First $500,000,000                   0.75%
Next $500,000,000                    0.65%
Amount Over $1 Billion               0.60%

            Tax-Free National Fund and U.S. Government Securities Fund

Average Daily Net Assets          Annual Rate
-------------------------         -----------
First $50,000,000                    0.80%
Amount Over $50 Million              0.70%

            Capital Appreciation Fund, Disciplined Equity Fund, Equity Income Fund*, Stock Fund and Value Fund

Average Daily Net Assets          Annual Rate
-------------------------         -----------
First $500,000,000                   0.80%
Next $500,000,000                    0.70%
Amount Over $1 Billion               0.65%

            Global Leaders Fund, MidCap Fund, MidCap Value Fund, International Opportunities Fund and Small Company Fund

Average Daily Net Assets          Annual Rate
-------------------------         -----------
First $500,000,000                   0.85%
Next $500,000,000                    0.75%
Amount Over $1 Billion               0.70%

            Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund

Average Daily Net Assets          Annual Rate
-------------------------         -----------
First $500,000,000                  1.00%
Next $500,000,000                   0.95%
Amount Over $1 Billion              0.90%

            International Capital Appreciation Fund and International Small Company Fund

Average Daily Net Assets          Annual Rate
-------------------------         -----------
First $500,000,000                   1.00%
Next $500,000,000                    0.90%
Amount Over $1 Billion               0.85%

            Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund

Average Daily Net Assets          Annual Rate
-------------------------         -----------
First $100,000,000                   1.00%
Next $150,000,000                    0.80%
Amount Over $250 Million             0.70%

            Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund

Average Daily Net Assets          Annual Rate
------------------------          -----------
All Assets                           0.20%


            *HIFSCO has voluntarily agreed to waive management fees for Equity Income Fund until August 28, 2005.


      SUB-ADVISORY/INVESTMENT SERVICES FEES

            The sub-advisory/investment services fee rates are as follows:

            High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund

Average Daily Net Assets           Annual Rate
------------------------           -----------
All Assets                           At Cost

            Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund

Average Daily Net Assets           Annual Rate
-------------------------          -----------
First $100,000,000                   0.450%
Next $400,000,000                    0.350%
Amount Over $500 Million             0.300%

            Focus Fund

Average Daily Net Assets           Annual Rate
-------------------------          -----------
First $50,000,000                    0.400%
Next $100,000,000                    0.300%
Amount Over $150 Million             0.250%

            International Capital Appreciation Fund

Average Daily Net Assets           Annual Rate
-------------------------          -----------
First $50,000,000                    0.400%
Next $100,000,000                    0.300%
Next $350,000,000                    0.250%
Amount Over $500 Million             0.225%

            International Small Company Fund

Average Daily Net Assets           Annual Rate
-------------------------          -----------
First $50,000,000                     0.400%
Next $100,000,000                     0.350%
Amount Over $150 Million              0.275%

            Capital Appreciation Fund, Global Leaders Fund, Growth Fund, International Opportunities Fund, MidCap Fund and Small Company Fund

Average Daily Net Assets           Annual Rate
-------------------------          -----------
First $50,000,000                    0.400%
Next $100,000,000                    0.300%
Next $350,000,000                    0.250%
Next $500,000,000                    0.200%
Amount Over $1 Billion               0.175%

            Equity Income Fund and Value Fund

Average Daily Net Assets           Annual Rate
-------------------------          -----------
First $50,000,000                    0.350%
Next $100,000,000                    0.275%
Next $350,000,000                    0.225%
Amount Over $500 Million             0.175%

            Growth Opportunities Fund, MidCap Value Fund, SmallCap Growth Fund and Value Opportunities Fund

Average Daily Net Assets           Annual Rate
-------------------------          -----------
First $50,000,000                    0.400%
Next $100,000,000                    0.300%
Next $350,000,000                    0.250%
Amount Over $500 Million             0.200%

            Advisers Fund, Disciplined Equity Fund, Dividend and Growth Fund and Stock Fund

Average Daily Net Assets           Annual Rate
-------------------------          -----------
First $50,000,000                    0.325%
Next $100,000,000                    0.250%
Next $350,000,000                    0.200%
Next $500,000,000                    0.150%
Amount Over $1 Billion               0.125%

      CONSULTING FEE TO IBBOTSON

            With respect to the funds of funds only, HIFSCO, not any of the funds of funds, pays a consultant fee to Ibbotson. As a consultant fee, HIFSCO paid a one time payment of $100,000 to Ibbotson. In addition, HIFSCO pays a fee, which is paid quarterly, equal on an annual basis to a stated percentage of each fund of funds' average daily net assets. HIFSCO has agreed to pay Ibbotson a minimum annual consultant fee of $100,000. The consultant fee rates are as follows:

Average Daily Net Assets                           Annual Rate
------------------------                           -----------
First $500,000,000                                    0.05%
$500,000,001 - $1,000,000,000                         0.04%
$1,000,000,001 - $2,000,000,000                       0.03%
Amount Over $2,000,000,000                           0.025%

      ADVISORY FEE PAYMENT HISTORY



            For the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002, each Hartford Fund has paid the following advisory fees:



                                                                                 EXPENSE
FUND NAME                                                   GROSS FEES         REIMBURSEMENT           NET PAID*
---------                                                  -----------   ----------------------        ---------
                                                                         11/1/2003 - 10/31/2004
                                                                         ----------------------
Advisers Fund                                              $__________        $__________            $__________
Capital Appreciation Fund                                  $__________        $__________            $__________
Disciplined Equity Fund                                    $__________        $__________            $__________
Dividend and Growth Fund                                   $__________        $__________            $__________
Equity Income Fund                                         $__________        $__________            $__________
Focus Fund                                                 $__________        $__________            $__________
Global Communications Fund                                 $__________        $__________            $__________
Global Financial Services Fund                             $__________        $__________            $__________
Global Health Fund                                         $__________        $__________            $__________
Global Leaders Fund                                        $__________        $__________            $__________
Global Technology Fund                                     $__________        $__________            $__________
High Yield Fund                                            $__________        $__________            $__________
Income Fund                                                $__________        $__________            $__________
Inflation Plus Fund                                        $__________        $__________            $__________
International Capital Appreciation Fund                    $__________        $__________            $__________
International Opportunities Fund                           $__________        $__________            $__________
International Small Company Fund                           $__________        $__________            $__________
MidCap Fund                                                $__________        $__________            $__________
MidCap Value Fund                                          $__________        $__________            $__________
Money Market Fund                                          $__________        $__________            $__________
Short Duration Fund                                        $__________        $__________            $__________
Small Company Fund                                         $__________        $__________            $__________
Stock Fund                                                 $__________        $__________            $__________
Tax-Free California Fund                                   $__________        $__________            $__________
Tax-Free New York Fund                                     $__________        $__________            $__________
The Hartford Aggressive Growth Allocation Fund             $__________        $__________            $__________
The Hartford Growth Allocation Fund                        $__________        $__________            $__________
The Hartford Balanced Allocation Fund                      $__________        $__________            $__________
The Hartford Conservative Allocation Fund                  $__________        $__________            $__________
The Hartford Income Allocation Fund                        $__________        $__________            $__________
Total Return Bond Fund                                     $__________        $__________            $__________
Value Fund                                                 $__________        $__________            $__________


                                                               EXPENSE
FUND NAME                                  GROSS FEES       REIMBURSEMENT            NET PAID*
---------                                 -----------   ----------------------   ---------------
                                                        11/1/2002 - 10/31/2003
                                                        ----------------------
Advisers Fund                             $14,956,245           $   51,580       $    14,904,665
Capital Appreciation Fund                 $24,733,284           $   77,091       $    24,656,193
Disciplined Equity Fund                   $ 2,486,434           $  311,372       $     2,175,063
Dividend and Growth Fund                  $ 9,707,526           $   33,629       $     9,673,897
Equity Income Fund                        $    24,099           $   24,099       $             0
Focus Fund                                $ 1,117,810           $   94,832       $     1,022,977
Global Communications Fund                $    71,369           $   19,030       $        52,338
Global Financial Services Fund            $   172,959           $   37,107       $       135,852
Global Health Fund                        $ 2,042,660           $  174,495       $     1,868,165
Global Leaders Fund                       $ 4,586,590           $    6,972       $     4,579,618

                                                               EXPENSE
FUND NAME                                  GROSS FEES       REIMBURSEMENT            NET PAID*
---------                                 -----------   ----------------------   ---------------
                                                        11/1/2002 - 10/31/2003
                                                        ----------------------
Global Technology Fund                    $   459,844           $   41,652       $       418,192
High Yield Fund                           $ 2,065,163           $  192,114       $     1,873,050
Income Fund                               $   104,021           $   91,927       $        12,094
Inflation Plus Fund                       $ 1,165,846           $  598,195       $       567,651
International Capital Appreciation Fund   $    92,147           $   62,752       $        29,395
International Opportunities Fund          $   874,771           $   56,114       $       818,657
International Small Company Fund          $   166,908           $   98,623       $        68,285
MidCap Fund                               $13,000,859           $  210,899       $    12,789,960
MidCap Value Fund                         $ 1,532,319           $  225,691       $     1,306,628
Money Market Fund                         $ 2,065,495           $1,555,864       $       509,632
Short Duration Fund                       $   254,761           $  168,421       $        86,341
Small Company Fund                        $ 1,731,551           $  307,173       $     1,424,378
Stock Fund                                $11,360,447           $   71,558       $    11,288,890
Tax-Free California Fund                  $    67,801           $   76,596      ($         8,794)*****
Tax-Free New York Fund                    $    58,222           $   71,669      ($        13,447)******
Total Return Bond Fund                    $ 3,437,791           $  625,507       $     2,812,284
Value Fund                                $   391,182           $   44,694       $       346,489

                                                              EXPENSE
FUND NAME                                 GROSS FEES       REIMBURSEMENT              NET PAID*
---------                                 ----------   ----------------------      -------------
                                                       11/1/2001 - 10/31/2002
                                                       ----------------------
Advisers Fund                             $15,513,912         $      0             $  15,513,912
Capital Appreciation Fund                 $24,970,646         $933,339             $  24,037,307
Disciplined Equity Fund                   $ 2,979,018         $261,893             $   2,717,125
Dividend and Growth Fund                  $ 7,497,919         $118,022             $   7,379,897
Focus Fund                                $ 1,323,641         $ 66,167             $   1,257,474
Global Communications Fund                $    57,484         $ 17,189             $      40,295
Global Financial Services Fund            $   174,613         $ 44,189             $     130,424
Global Health Fund                        $ 2,173,691         $166,538             $   2,007,153
Global Leaders Fund                       $ 4,204,635         $      0             $   4,204,635
Global Technology Fund                    $   523,922         $ 66,110             $     457,812
High Yield Fund                           $ 1,226,004         $141,042             $   1,084,962
Income Fund(1)                                    N/A              N/A                       N/A
Inflation Plus Fund(1)                            N/A              N/A                       N/A
International Capital Appreciation Fund   $    56,122         $ 71,238            ($      15,116)**
International Opportunities Fund          $ 1,092,137         $136,341             $     955,796
International Small Company Fund          $    54,875         $ 70,436            ($      15,561)***
MidCap Fund                               $10,054,023         $686,281             $   9,367,742
MidCap Value Fund                         $ 1,060,678         $ 39,262             $   1,021,416
Money Market Fund                         $ 1,752,776         $833,098             $     919,678
Short Duration Fund(1)                            N/A              N/A                       N/A
Small Company Fund                        $ 2,071,075         $308,845             $   1,762,230
Stock Fund                                $13,670,022         $      0             $  13,670,022
Tax-Free California Fund(1)                       N/A              N/A                       N/A
Tax-Free New York Fund(1)                         N/A              N/A                       N/A
Total Return Bond Fund                    $ 2,215,999         $298,985             $   1,917,014
Value Fund                                $   340,151         $ 51,568             $     288,583

            (1) Because the Fund did not commence operations until October 31, 2002, there is no advisory fee information available as of the fiscal year ended October 31, 2002.

* Gross Fees offset by amount of Expense Reimbursement on total operating expenses.

**     Reimbursement of $71,238 exceeds advisory fees of $56,122.

***    Reimbursement of $70,436 exceeds advisory fees of $54,875.

****   Reimbursement of $27,265 exceeds advisory fees of $15,566.

*****  Reimbursement of $76,343 exceeds advisory fees of $67,801

****** Reimbursement of $71,669 exceeds advisory fees of $58,222


      The New Hartford Funds paid the following advisory fees to HIFSCO for the periods shown:



                                                                     EXPENSE
FUND NAME                                         GROSS FEES      REIMBURSEMENT       NET PAID*
---------                                         ----------  ----------------------  ---------
                                                              11/1/2003 - 10/31/2004
                                                              ----------------------
Growth Fund                                       $_________       $_________         $_________
Growth Opportunities Fund                         $_________       $_________         $_________
SmallCap Growth Fund                              $_________       $_________         $_________
Tax-Free Minnesota Fund                           $_________       $_________         $_________
Tax-Free National Fund                            $_________       $_________         $_________
U.S. Government Securities Fund                   $_________       $_________         $_________
Value Opportunities Fund                          $_________       $_________         $_________



                                                         EXPENSE
FUND NAME                         GROSS FEES          REIMBURSEMENT          NET PAID*
---------                         ----------     ----------------------     ----------
                                                 11/1/2002 - 10/31/2003
                                                 ----------------------
Growth Fund                       $2,983,300            $ 21,682            $2,961,618
Growth Opportunities Fund         $4,285,514            $  4,013            $4,281,501
SmallCap Growth Fund              $1,347,123            $ 63,050            $1,284,073
Tax-Free Minnesota Fund           $  280,556            $ 20,916            $  259,639
Tax-Free National Fund            $  588,061            $161,371            $  426,690
U.S. Government Securities Fund   $2,731,548            $430,732            $2,300,815
Value Opportunities Fund             397,696            $ 48,740            $  348,956


                                                         EXPENSE
FUND NAME                         GROSS FEES          REIMBURSEMENT          NET PAID*
---------                         ----------     ----------------------     ----------
                                                 11/1/2001 - 10/31/2002
                                                 ----------------------
Growth Fund                       $3,380,268            $  4,466            $3,375,802
Growth Opportunities Fund         $5,246,580            $  2,813            $5,243,767
SmallCap Growth Fund              $1,526,344            $ 63,040            $1,463,304
Tax-Free Minnesota Fund           $  266,897            $  1,972            $  264,925
Tax-Free National Fund            $  462,758            $ 31,274            $  431,484
U.S. Government Securities Fund   $1,909,143            $113,661            $1,795,482
Value Opportunities Fund          $  466,045            $ 11,245            $  454,800

      *Gross Fees offset by amount of Expense Reimbursement on total operating expenses.





            HIFSCO has voluntarily agreed to limit the expenses of certain classes of each of the following Funds by reimbursing each of the Funds when total fund operating expenses of the class exceed the following percentages. This policy may be discontinued at any time, subject to the following exception. With respect to Class A shares of the Funds, except for the funds of funds, HIFSCO has agreed to limit the expenses through October 31, 2005:



FUND NAME                               CLASS A    CLASSES B & C     CLASS E    CLASS L    CLASSES M, N & H      CLASS Y    CLASS Z
---------                               -------    -------------     -------    -------    ----------------      -------    -------
Advisors Fund                             1.26%           --            N/A        N/A             N/A              --         N/A

Capital Appreciation Fund                 1.29%           --            N/A        N/A             N/A              --         N/A

Disciplined Equity Fund                   1.40%         2.15%           N/A        N/A             N/A             1.00%       N/A

Dividend and Growth Fund                  1.25%           --            N/A        N/A             N/A              --         N/A

Equity Income Fund*                       0.51%           --            N/A        N/A             N/A              --         N/A

Focus Fund                                1.60%         2.35%           N/A        N/A             N/A             1.20%       N/A

FUND NAME                               CLASS A    CLASSES B & C     CLASS E    CLASS L    CLASSES M, N & H      CLASS Y    CLASS Z
---------                               -------    -------------     -------    -------    ----------------      -------    -------
Global Communications Fund                1.60%         2.35%           N/A        N/A             N/A             1.20%       N/A

Global Financial Services Fund            1.60%         2.35%           N/A        N/A             N/A             1.20%       N/A

Global Health Fund                        1.60%         2.35%           N/A        N/A             N/A             1.20%       N/A

Global Leaders Fund                       1.48%         2.35%           N/A        N/A             N/A             1.20%       N/A

Global Technology Fund                    1.60%         2.35%           N/A        N/A             N/A             1.20%       N/A

Growth Fund                               1.33%         2.15%           N/A       1.45%           2.15%            1.00%       N/A

Growth Opportunities Fund                 1.36%         2.15%           N/A       1.45%           2.15%            1.00%        --

High Yield Fund                           1.35%         2.10%           N/A        N/A             N/A             0.95%       N/A

Income Fund                               0.95%         1.70%           N/A        N/A             N/A             0.70%       N/A

Inflation Plus Fund                       0.95%         1.70%           N/A        N/A             N/A             0.70%       N/A

International Capital Appreciation Fund   1.60%         2.35%           N/A        N/A             N/A             1.20%       N/A

International Opportunities Fund          1.57%         2.35%           N/A        N/A             N/A             1.20%       N/A

International Small Company Fund          1.60%         2.35%           N/A        N/A             N/A             1.20%       N/A

MidCap Fund                               1.37%           --            N/A        N/A             N/A               --        N/A

MidCap Value Fund                         1.40%         2.15%           N/A        N/A             N/A             1.00%       N/A

Money Market Fund                         0.95%         1.70%           N/A        N/A             N/A             0.55%       N/A

Short Duration Fund                       0.90%         1.65%           N/A        N/A             N/A             0.65%       N/A

Small Company Fund                        1.40%         2.15%           N/A        N/A             N/A             1.00%       N/A

SmallCap Growth Fund                      1.40%         2.15%           N/A       1.25%           2.15%            1.10%       N/A

Stock Fund                                1.33%           --            N/A        N/A             N/A               --        N/A

Tax-Free California Fund                  0.90%         1.65%           N/A        N/A             N/A               --        N/A

Tax-Free Minnesota Fund                   0.85%         1.60%            --       0.90%           1.60%              --        N/A

Tax-Free National Fund                    1.00%         1.75%            --       1.05%           1.75%              --        N/A

Tax-Free New York Fund                    0.85%         1.60%           N/A        N/A             N/A               --        N/A

Total Return Bond Fund                    1.20%         1.95%           N/A        N/A             N/A             0.80%       N/A

U.S. Government Securities Fund           1.15%         1.90%            --       1.20%           1.90%              --        N/A

Value Fund                                1.40%         2.15%           N/A        N/A             N/A             1.00%       N/A

Value Opportunities Fund                  1.40%         2.15%           N/A       1.45%           2.15%            1.25%       N/A

Aggressive Growth Allocation Fund         1.65%         2.30%           N/A        N/A             N/A              N/A        N/A

Growth Allocation Fund                    1.55%         2.20%           N/A        N/A             N/A              N/A        N/A

Balanced Allocation Fund                  1.45%         2.15%           N/A        N/A             N/A              N/A        N/A

Conservative Allocation Fund              1.40%         2.05%           N/A        N/A             N/A              N/A        N/A

Income Allocation Fund                    1.25%         1.95%           N/A        N/A             N/A              N/A        N/A



* HIFSCO has voluntarily agreed to waive management fees until August 28, 2005.


      Pursuant to the investment management agreements, investment subadvisory agreements and investment services agreements, neither HIFSCO, Wellington Management nor Hartford Investment Management is liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIFSCO, Hartford Investment Management or Wellington Management in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. Wellington Management has agreed to indemnify HIFSCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by HIFSCO to the extent resulting in whole or in part from any of Wellington Management's acts or omissions related to the performance of its duties as set forth specifically in the respective subadvisory investment agreement or otherwise from Wellington Management's willful misfeasance, bad faith or gross negligence.


      HIFSCO, whose business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1995. As of December 31, 2004, HIFSCO had approximately $_____ billion of assets under management. Hartford Investment Management is located at 55 Farmington Avenue, Hartford, Connecticut 06105 and was organized in 1966. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. As of December 31, 2004, Hartford Investment Management had approximately $_____ billion in assets under management.

      Wellington Management Company, LLP, whose business address is 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $____ billion in assets. Wellington Management is a Massachusetts limited liability partnership. The three managing partners of Wellington Management are Laurie A. Gabriel, Perry Traquina and John
R. Ryan.





APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS



         At a meeting of the boards of directors of the Companies on July 27-28, 2004, the boards unanimously voted to renew the investment management agreements, investment sub-advisory agreements and investment services agreements for the respective Funds, with the exception of the funds of funds (as discussed below). In this regard, the boards of directors met on both July 14, 2004 and July 27-28, 2004 and considered the following categories of material factors, among others, relating to the agreements. In advance of these meetings, the boards requested and received extensive materials from HIFSCO, Wellington Management and Hartford Investment Management (together, the "sub-advisers") addressing each of the following categories of material factors, among others, to assist the boards in reviewing the agreements.



         The boards considered the nature, extent, and quality of the services to be provided to the Fund by HIFSCO and each of the sub-advisers. In this regard, the boards considered presentations by Fund officers and representatives of HIFSCO and the sub-advisers. The boards also reviewed materials provided by the Funds' management, HIFSCO and the sub-advisers (the "Adviser Materials"). These presentations and the Adviser Materials contained information that assisted the boards in assessing each adviser's organizational structure, personnel, capacity, investment process, and regulatory/compliance history, and, with respect to the sub-advisers, each sub-adviser's investment philosophy, performance record, and trade execution capabilities. The boards concluded that they were satisfied with the nature, extent and quality of the services proposed to be provided to the Fund by HIFSCO and each of the sub-advisers.



         The boards considered the investment performance of the Funds and the sub-advisers. The boards reviewed presentations by Fund officers and representatives of the sub-advisers and the Adviser Materials as well as a third-party consultant report prepared by Lipper, Inc. (the "Lipper Report") and Fund management's analysis of the Lipper Report. The boards considered prior performance of the Funds and each sub-adviser with respect to both benchmark and various peer group records, from both an overall and a fund-by-fund perspective.



         The boards considered the investment management fees to be paid to HIFSCO and by HIFSCO to the sub-advisers and total expenses of the Funds, in each case from both an overall and a fund-by-fund perspective. The boards of directors reviewed presentations by Fund officers and both the Adviser Materials and comparative information on investment management fees paid and expenses incurred by similar funds in the Lipper Report. The boards considered actions proposed by Fund management that would reduce overall expenses on certain Funds. These actions included reducing the 12b-1 fees for Class A shares by five basis points and imposing voluntary fee waivers for certain other Funds for one year subject to review and renewal each year. The boards considered the quality of the services to be performed for the Funds by HIFSCO and the sub-advisers, including the sub-advisers' research and fundamental analysis capabilities. The boards also considered the long term experience of HIFSCO and the sub-advisers, the compliance structure and systems established by HIFSCO and the sub-advisers, and the financial viability of HIFSCO and the sub-advisers. In addition, the boards reviewed information regarding HIFSCO's cost to provide advisory services to the Funds and HIFSCO's profit margin, both overall and on a fund-by-fund basis, and certain available information regarding comparable industry profit margins. In the case of the agreements with Wellington Management, the boards considered HIFSCO's representation that it had negotiated the sub-advisory fees at arm's length, and that the fees that HIFSCO would pay to Wellington were comparable to fees charged by Wellington to other institutional clients. The boards concluded that the management fees to be paid to HIFSCO and the sub-advisers were fair and reasonable. The boards also concluded that HIFSCO's expected profit margin with respect to the Funds would not be excessive.



         The boards considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund investors. In this regard, the boards primarily considered the breakpoints in the Funds' advisory and sub-advisory fee schedules and how any benefits from economies of scale would be realized by the various parties. The boards reviewed materials providing comparative breakpoint information for other fund groups, including specific data relating to breakpoints in other sub-advised fund groups. The boards concluded that they were satisfied with the extent to which economies of scale would be shared for the benefit of Fund investors.

         The boards considered other benefits to HIFSCO and the sub-advisers and their affiliates from their relationships with the Fund. The boards of directors reviewed information noting that Hartford Life, Inc. may receive fees for fund accounting and related services. The boards also reviewed the fact that HASCO, the Fund's transfer agent, will receive transfer agency compensation from the Fund. In addition, the boards considered benefits to the sub-advisers from their proposed use of the Fund's brokerage commissions to obtain research that could be used for the sub-advisers' clients other than the Fund, and representations from HIFSCO and the sub-advisers that the sub-advisers would not be making any revenue sharing payments or any other type of distribution payments to HIFSCO or its affiliates.



         The boards considered a number of other factors, including, among others, HIFSCO's and the sub-advisers' entrepreneurial risk, HIFSCO's efforts in making a full array of Funds available to shareholders within the Companies' Fund family, HIFSCO's commitment to providing a complete investment program with innovative opportunities designed to meet the needs of shareholders, and HIFSCO's and the sub-advisers' commitment to the development and implementation of an effective compliance program.



         Based upon their review of these various factors, among others, the boards concluded that it is in the best interests of the Funds and their shareholders for the boards to renew the investment management agreements, investment sub-advisory agreements and investment service agreements for the Funds. In reaching this decision, the boards did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the independent directors met separately in a closed executive session with independent legal counsel to review the relevant material and consider their responsibilities under relevant laws and regulations.



         At a meeting of the board of directors of The Hartford Mutual Funds, Inc. held on November 4, 2003, the board unanimously voted to approve the investment management agreement with respect to the funds of funds for an initial term of two years. In this regard, the board of directors considered the following material factors relating to the agreement. The board reviewed the quality of the services to be provided to the funds of funds by HIFSCO. The board also reviewed the investment management fees to be paid to HIFSCO. In this connection, the board reviewed comparative information prepared by a third party consultant on investment management fees paid and expenses incurred by similarly situated funds of funds. The board reviewed materials indicating that the management fees to be paid to HIFSCO were lower than the average advisory fees incurred by similarly situated funds of funds, and equal to the median advisory fees incurred by similarly situated funds of funds. The board also reviewed materials comparing the aggregate expenses for each fund of funds to those of similarly situated fund of funds. The board also considered the fact that all of the funds of funds have the same management fee rate. The board also considered the high quality of the services to be performed for each fund of funds by HIFSCO, which includes its extensive research capabilities. The board also considered the strong long term experience of HIFSCO, the compliance structure and systems established by HIFSCO, the financial viability of HIFSCO and HIFSCO's control over the investment expenses such as transaction costs. Additionally, the board noted that HIFSCO would provide bonus shares to investors enrolled in the DCA program, providing those investors with an enhanced return. Finally, the board noted the fact that the use of Ibbotson in providing research and strategic asset allocation recommendations for the funds of funds would help avoid the conflicts of interest inherent in fund-of-funds type products.



         The board of directors of The Hartford Mutual Funds, Inc. considered other benefits to HIFSCO or its affiliates from the investment management agreement with the funds of funds. Specifically, the board reviewed information noting that Hartford Life, Inc. may receive a set fee for fund accounting and related services. The board also reviewed the fact that HASCO, the funds of funds' transfer agent, will receive transfer agency compensation from the funds of funds. Finally, the board reviewed information regarding the cost to provide advisory services to the funds of funds. Based upon its review, the board concluded that it is in the best interests of the funds of funds and their shareholders for the board to approve the investment management agreement for the funds of funds. In its decision to approve, or renew, as the case may be, the agreement for the fund of funds, the board of directors of The Hartford Mutual Funds, Inc. did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

      The investment management agreements, investment sub-advisory agreements and investment services agreements continue in effect for two years from initial approval and from year to year thereafter if approved annually by a vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to an agreement or interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, or by holders of a majority of the applicable Fund's outstanding voting securities. The agreements automatically terminate upon assignment as defined under the 1940 Act. The investment management agreements may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of the holders of a majority of the outstanding voting securities of the applicable Fund. The investment subadvisory agreements may be terminated at any time without the payment of any penalty by the board of directors of the applicable Company or by vote of a majority of the outstanding voting securities of the applicable Fund, by HIFSCO upon written notice to Wellington Management, and, with respect to each applicable Fund, by Wellington Management upon 90 days' written notice to HIFSCO. The investment services agreements may be terminated at any time without the payment of any penalty by the board of directors of the applicable Company, or by vote of a majority of the outstanding voting securities of the applicable Fund, by HIFSCO upon 60 days' notice to Hartford Investment Management and, with respect to each applicable Fund, by Hartford Investment Management upon 90 days' written notice to HIFSCO. The investment subadvisory agreements and investment services agreements also terminate automatically upon the termination of the corresponding investment management agreement.


      Hartford Life, an affiliate of HIFSCO, provides fund accounting services to the Funds (except the funds of funds), including, but not limited to, daily pricing of portfolio securities; computation of the net asset value and the net income of such Funds in accordance with such Funds' prospectuses and statement of additional information; calculation of dividend and capital gain distributions, if any; calculation of yields on all applicable Funds and all classes thereof; preparation of various reports; and such other similar services with respect to a Fund as may be reasonably requested by such Funds.



      With respect to the Hartford Funds (except the funds of funds), Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between The Hartford Mutual Funds, Inc., on behalf of those Hartford Funds, and Hartford Life. In consideration of services rendered and expenses assumed pursuant to this agreement, each Hartford Fund (except for the funds of funds) pays Hartford Life a fee calculated at the annual rate of 0.02% of its aggregate net assets. For the period January 3, 2000 until July 23, 2001, this fee was calculated at the annual rate of 0.015% of the aggregate net assets of each of those Hartford Funds.



      With respect to the New Hartford Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between The Hartford Mutual Funds II, Inc., on behalf of the New Hartford Funds, Hartford Life and HIFSCO. In consideration of services rendered and expenses assumed pursuant to this agreement, each New Hartford Fund, except as stated below, pays Hartford Life a fee calculated at the annual rate of 0.02% of its aggregate net assets. For the Class E, Class H, Class L, Class M, Class N and Class Z shares of each of the New Hartford Funds, HIFSCO pays the fund accounting services fees.

      The compensation paid to Hartford Life for such services for the last three fiscal years is as follows:



FUND NAME                                      2004          2003         2002
---------                                   ----------     --------     --------
Advisers Fund                               $_________     $465,169     $483,802
Capital Appreciation Fund                   $_________     $730,186     $735,257
Disciplined Equity Fund                     $_________     $ 62,156     $ 74,501
Dividend and Growth Fund                    $_________     $290,227     $216,623
Equity Income Fund                          $_________     $    602          N/A
Focus Fund                                  $_________     $ 22,354     $ 26,386
Global Communications Fund                  $_________     $  1,427     $  1,150
Global Financial Services Fund              $_________     $  3,459     $  3,492
Global Health Fund                          $_________     $ 40,850     $ 43,424
Global Leaders Fund                         $_________     $109,107     $ 99,410
Global Technology Fund                      $_________     $  9,196     $ 10,478
Growth Fund                                 $_________     $  5,984     $    645
Growth Opportunities Fund                   $_________     $  2,050     $    439
High Yield Fund                             $_________     $ 55,067     $ 32,704
Income Fund                                 $_________     $  3,467          N/A
Inflation Plus Fund                         $_________     $ 38,860          N/A
International Capital Appreciation Fund     $_________     $  1,843     $  1,122
International Opportunities Fund            $_________     $ 20,581     $ 25,714
International Small Company Fund            $_________     $  3,338     $  1,097
MidCap Fund                                 $_________     $342,853     $257,936
MidCap Value Fund                           $_________     $ 36,051     $ 24,958
Money Market Fund                           $_________     $ 82,613     $ 70,057
Short Duration Fund                         $_________     $  9,264          N/A
Small Company Fund                          $_________     $ 40,739     $ 48,579
SmallCap Growth Fund                        $_________     $  2,728     $    543
Stock Fund                                  $_________     $318,757     $388,612
Tax-Free California Fund                    $_________     $  2,465          N/A
Tax-Free Minnesota Fund                     $_________     $    752     $    122
Tax-Free National Fund                      $_________     $  5,750     $  1,038
Tax-Free New York Fund                      $_________     $  2,162          N/A
Total Return Bond Fund                      $_________     $107,033     $ 68,181
U.S. Government Securities Fund             $_________     $ 34,111     $  7,182
Value Fund                                  $_________     $  9,779     $  8,578
Value Opportunities Fund                    $_________     $    988     $    254



      For the last three fiscal years, no reimbursement or compensation was paid to Hartford Life pursuant to the fund accounting agreement with respect to the Class E, Class H, Class L, Class M, Class N and Class Z shares of each of the New Hartford Funds by the New Hartford Funds.


      Each Fund, HIFSCO, Hartford Investment Management and Wellington Management have each adopted a code of ethics designed to protect the interests of each Fund's shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to a number of restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

                               PORTFOLIO MANAGERS



OTHER ACCOUNTS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT



      The following table lists the number and types of other accounts sub-advised by Hartford Investment Management managers and assets under management in those accounts as of October 31, 2004:



                   Registered
                   Investment
Portfolio           Company         Assets       Pooled      Assets       Other       Assets            Total Assets
Manager             Accounts        Managed     Accounts     Managed     Accounts     Managed            Managed**
-------             --------    --------------  -------- --------------  -------- ---------------        ---------
Robert Crusha          3        $2,155,471,944     9     $3,207,608,597     1*    $     6,251,635     $ 5,369,332,176
William Davison        7         1,090,078,687     1         17,273,275     0                   0       1,107,351,963
Brian Dirgins          1           117,793,355     0                        0                   0         117,793,355
Charles Grande         4           159,478,927     0                        4      10,510,415,000      10,669,893,927
Christopher Hanlon     8         2,054,588,768     0                        2       5,181,031,000       7,235,619,768
Patrick Hennigan       4           159,478,927     0                        0                   0         159,478,927
David Hillmeyer        2         1,227,550,581     2         77,242,516    10       3,013,284,374       4,318,077,471
Christine Mozonski     2         1,227,550,581     0                        4         500,602,017       1,728,152,598
Russell Regenauer      3         1,770,163,558     0                        0                   0       1,770,163,558
Adam Tonkinson         2         2,037,678,589     0                        3          68,266,159       2,105,944,748
Nasri Toutoungi        2         3,982,809,403     0                        5         405,589,721       4,388,399,124
Edward Vaimberg        1            40,693,100     0                        4         834,227,000         874,920,100
Timothy Wilhide        1           764,960,377     5      1,168,002,498     3         195,801,376       2,128,764,251



      * Includes assets for The Hartford Canada Funds.



     ** If an account has a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.



CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT AND OTHER ACCOUNTS




         Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the Funds. Portfolio managers make investment decisions for each portfolio, including the Funds, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and visa versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact that Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Funds to Hartford Investment Management. Because a portfolio manager's compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

         Hartford Investment Management's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with Hartford Investment Management's Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management's portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's overall book of business.



         Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the Funds or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management's trade allocation policy. The trade allocation policy is described in Hartford Investment Management's Form ADV. Hartford Investment Management's compliance unit monitors block transactions to assure adherence to the trade allocation policy, and will inform Hartford Investment Management's Issue Resolution Council of any non-compliant transactions.

COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS



      Hartford Investment Management's portfolio managers are generally responsible for multiple accounts with similar investment strategies. For example, the high yield portfolio managers also manage high yield accounts for institutional clients. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific Fund.



      The compensation package for portfolio managers consists of three components, which are base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to Hartford Investment Management's success.



      The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management's overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.



      Target bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's award is based upon relative performance of their assigned portfolios compared to a peer group and benchmark. A listing of each Fund and the benchmark by which such Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Individual performance is dollar weighted (based on assets under management). Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.



      The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to the Firm to be rewarded in the future depending on the achievement of financial goals and value creation for shareholders. The size of actual awards varies greatly. Awards are comprised of Hartford Investment Management performance units and stock options with respect to the common stock of Hartford Investment Management's corporate parent, The Hartford. Performance units are generally paid in cash at the end of three years. The value of the performance units is determined by using a shadow income statement, which compares Hartford Investment Management operating income against plan for the current calendar year. The value of the stock options is dependent of the appreciation of The Hartford's common stock from the date of the grant. Options generally vest in thirds over a three-year period.

      All portfolio managers are eligible to participate in The Hartford's standard employee health and welfare programs, including retirement.



      The funds of funds are managed by HIFSCO. While the portfolio managers for the funds of funds are employees of HIFSCO as well as Hartford Investment Management, they are compensated by Hartford Investment Management only. As such, their compensation is calculated as described above.



The benchmark by which each Fund's performance is measured follows:



FUND*                                     BENCHMARK
-----                                     ---------
High Yield Fund                           Lehman Corporate High Yield Index

Income Fund                               Lehman Aggregate Index

Inflation Plus Fund                       Lehman US TIPS Index

Money Market Fund                         60 day T-Bill

Short Duration Fund                       Lehman 1-5 yr. Government/Credit Index

Tax-Free California Fund                  Lehman California Exempt Index

Tax-Free Minnesota Fund                   Lehman Minnesota Exempt Index

Tax-Free National Fund                    Lehman Municipal Bond Index

Tax-Free New York Fund                    Lehman New York Exempt Index

Total Return Bond Fund                    Lehman Aggregate Index

U.S. Government Securities Fund           Lehman US Government Index



* Funds sub-advised by Hartford Investment Management



FUND**                                    BENCHMARK
------                                    ---------
Aggressive Growth                         S&P 500 Index
Allocation Fund

Growth Allocation Fund                    80% S&P 500 Index
                                          20% Lehman Aggregate Index

Balanced Allocation Fund                  60% S&P 500 Index
                                          40% Lehman Aggregate Index

Conservative Allocation Fund              40% S&P 500 Index
                                          60% Lehman Aggregate Index

Income Allocation Fund                    Lehman Aggregate Index



** Funds of funds managed by HIFSCO

EQUITY SECURITIES BENEFICIALLY OWNED BY PORTFOLIO MANAGERS OF HARTFORD INVESTMENT MANAGEMENT



      The dollar range of equity securities beneficially owned by Hartford Investment Management portfolio managers in the Funds they sub-advise, as well as the funds of funds, are as follows for the fiscal year ended October 31, 2004:



                                                                                 DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER                               FUND(S) SUB-ADVISED/MANAGED             BENEFICIALLY OWNED
-----------------                               ---------------------------             ------------------
Robert Crusha                                   Money Market Fund                             None
                                                Short Duration Fund                           None

William Davison                                 Income Fund                                   None
                                                Inflation Plus Fund                           None
                                                Aggressive Growth Allocation Fund             None
                                                Growth Allocation Fund                        None
                                                Balanced Allocation Fund                      None
                                                Conservative Allocation Fund                  None
                                                Income Allocation Fund                        None

Brian Dirgins                                   Short Duration Fund                           None

Charles Grande                                  Tax-Free California Fund                      None
                                                Tax-Free Minnesota Fund                       None
                                                Tax-Free National Fund                        None
                                                Tax-Free New York Fund                        None

Christopher Hanlon                              U.S. Government Securities Fund               None
                                                Aggressive Growth Allocation Fund           [____]
                                                Growth Allocation Fund                        None
                                                Balanced Allocation Fund                      None
                                                Conservative Allocation Fund                  None
                                                Income Allocation Fund                        None

Patrick Hennigan                                Tax-Free California Fund                      None
                                                Tax-Free Minnesota Fund                       None
                                                Tax-Free National Fund                        None
                                                Tax-Free New York Fund                        None

David Hillmeyer                                 High Yield Fund                               None

Christine Mozonski                              High Yield Fund                               None

Russell Regenauer                               U.S. Government Securities Fund               None

Adam Tonkinson                                  Money Market Fund                             None

Nasri Toutoungi                                 Total Return Bond Fund                        None

Edward Vaimberg                                 Income Fund                                   None

Timothy Wilhide                                 Inflation Plus Fund                           None

OTHER ACCOUNTS SUB-ADVISED BY WELLINGTON MANAGEMENT

      The following table lists the number and types of other accounts sub-advised by Wellington Management managers and assets under management in those accounts as of October 31, 2004:



                               REGISTERED
                               INVESTMENT
                                COMPANY        ASSETS         POOLED        ASSETS       OTHER         ASSETS        TOTAL ASSETS
PORTFOLIO MANAGER               ACCOUNTS      MANAGED        ACCOUNTS      MANAGED     ACCOUNTS        MANAGED          MANAGED
-----------------              ----------     -------        --------      --------    --------        -------       -------------
Rand L. Alexander

Steven C. Angeli

James H. Averill

John F. Averill

Archana Basi

Jean-Marc Berteaux

John A. Boselli

Edward P. Bousa

Michael Carmen

Frank D. Catrickes

Mammen Chally

Nicolas M.
Choumenkovitch

Robert L. Deresiewicz

Doris T. Dwyer

David J. Elliott

David R. Fassnacht

Ann C. Gallo

Bruce L. Glazer

Eric Halet

Andrew R. Heiskell

Jean M. Hynes

John C. Keogh

Anita M. Killian

Mark T. Lynch

Gavin S. Ma

Edward L. Makin

Kirk J. Mayer

James N. Mordy

Vikram Murthy

Jennifer L. Nettesheim

David Nincic

Andrew S. Offit

David W. Palmer

Saul J. Pannell

Philip H. Perelmuter

John R. Ryan

James A. Rullo

Joseph H. Schwartz

Theodore Shasta

Andrew J. Shilling

Scott E. Simpson

Trond Skramstad

Eric Stromquist

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT AND OTHER ACCOUNTS

     Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

     Wellington Management's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in an Investment Sub-Advisory Agreement between Wellington Management and HIFSCO with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds.

     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by these

     Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to receive certain pension benefits as a partner of the firm.

     Wellington Management's inventive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

FUND                                                                    BENCHMARK(S) / PEER GROUPS*
----                                                                    ---------------------------
Advisers Fund**                                                         S&P 500 Index
                                                                        Lipper MF Large Cap Core Index

Capital Appreciation Fund                                               S&P 500 Index
                                                                        Lipper Multi Cap Core Index

Disciplined Equity Fund                                                 S&P 500 Index

Dividend and Growth Fund                                                S&P 500 Index
                                                                        Lipper MF Equity Income Average

Equity Income Fund                                                      Russell 1000 Value
                                                                        Lipper Equity Income Average

Focus Fund                                                              S&P 500 Index
                                                                        Lipper MF Large Cap Core Average

Global Communications Fund                                              MSCI Broad Telecom Index

Global Financial Services Fund                                          MSCI Finance ex Real Estate New Industry
                                                                        Lipper Financial Services Average

Global Health Fund                                                      Goldman Sachs Health Index
                                                                        Lipper Health & Biotechnology Average

Global Leaders Fund                                                     MSCI World Splice
                                                                        Lipper Global Average

Global Technology Fund                                                  Goldman Sachs Technology Index
                                                                        Lipper Science and Technology Average

Growth Fund                                                             Russell 1000 Growth Index
                                                                        Lipper Large Cap Growth Average

Growth Opportunities Fund                                               Russell 3000 Growth Index
                                                                        Lipper Multi-Cap Growth Average

International Capital Appreciation Fund                                 MSCI EAFE Index

International Opportunities Fund                                        Lipper International Equity Average

International Small Company Fund                                        Lipper International Small-Cap Average

MidCap Fund                                                             S&P 400 MidCap Index
                                                                        Lipper MidCap Core Average

MidCap Value Fund                                                       Russell 2500 Value Index
                                                                        Lipper Mid Cap Value Average

Small Company Fund                                                      Russell 2000 Growth Index
                                                                        Lipper Small Company Growth Average

SmallCap Growth Fund                                                    Russell 2000 Growth Index

Stock Fund                                                              S&P 500 Index
                                                                        Lipper MF Large Cap Core Index

Value Fund                                                              Russell 1000 Value Index
                                                                        Lipper Large Cap Value Average

Value Opportunities Fund                                                Russell 3000 Value Index
                                                                        Lipper Multi-Cap Value Average

* For Funds with multiple benchmarks/peer groups, allocations are weighted equally.

** Equity portion of the Advisers Fund.

EQUITY SECURITIES BENEFICIALLY OWNED BY PORTFOLIO MANAGERS OF WELLINGTON MANAGEMENT

      The dollar range of equity securities beneficially owned by Wellington Management managers in the Funds they sub-advise are as follows for the fiscal year ended October 31, 2004:

                                                                                               DOLLAR RANGE OF EQUITY
                                                                                               SECURITIES
PORTFOLIO MANAGER                            FUND(S) SUB-ADVISED                               BENEFICIALLY OWNED
-----------------                            -------------------                               ------------------
Rand L. Alexander                            Advisers Fund
                                             Focus Fund
                                             Stock Fund

Steven C. Angeli                             Small Company Fund

James H. Averill                             Value Opportunities Fund

John F. Averill                              Global Technology Fund

Archana Basi                                 Global Communications Fund

Jean-Marc Berteaux                           Global Leaders Fund
                                             International Capital Appreciation Fund

John A. Boselli                              Growth Fund

Edward P. Bousa                              Dividend and Growth Fund

Michael Carmen                               Growth Opportunities Fund

Frank D. Catrickes                           Capital Appreciation Fund

Mammen Chally                                Disciplined Equity Fund

Nicolas M. Choumenkovitch                    International Opportunities Fund

Robert L. Deresiewicz                        Global Health Fund

Doris T. Dwyer                               SmallCap Growth Fund

David J. Elliott                             SmallCap Growth Fund

David R. Fassnacht                           Value Opportunities Fund

Ann C. Gallo                                 Global Health Fund

Bruce L. Glazer                              Global Technology Fund

Eric Halet                                   Global Financial Services Fund

Andrew R. Heiskell                           Global Financial Services Fund

Jean M. Hynes                                Global Health Fund

John C. Keogh                                Advisers Fund

Anita M. Killian                             Global Technology Fund

Mark T. Lynch                                Global Financial Services Fund

Gavin S. Ma                                  International Opportunities Fund

Edward L. Makin                              International Small Company Fund

Kirk J. Mayer                                Global Health Fund

James N. Mordy                               Value Opportunities Fund

Vikram Murthy                                Global Technology Fund

Jennifer L. Nettesheim                       Global Financial Services Fund

David Nincic                                 Global Communications Fund

Andrew S. Offit                              Global Leaders Fund
                                             International Capital Appreciation Fund

David W. Palmer                              Value Opportunities Fund

Saul J. Pannell                              Capital Appreciation Fund

Philip H. Perelmuter                         MidCap Fund

John R. Ryan                                 Equity Income Fund
                                             Value Fund

James A. Rullo                               Disciplined Equity Fund

Joseph H. Schwartz                           Global Health Fund

Theodore Shasta                              Global Financial Services Fund

Andrew J. Shilling                           Growth Fund

Scott E. Simpson                             Global Technology Fund

Trond Skramstad                              International Opportunities Fund

Eric Stromquist                              Global Technology Fund

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities or, in the case of the funds of funds, transactions in shares of the Underlying Funds. With respect to the funds of funds, each fund of funds will not incur any commissions or sales charges when it invests in the Underlying Funds.

      Subject to any policy established by each Company's board of directors and HIFSCO, Hartford Investment Management and Wellington Management, as applicable, are primarily responsible for the investment decisions of each Fund (or in the case of a fund of funds, each Underlying Fund) and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund (or in the case of a fund of funds, each Underlying Fund) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While Hartford Investment Management and Wellington Management generally seek reasonably competitive spreads or commissions, the Funds (or in the case of a fund of funds, the Underlying Funds) do not necessarily pay the lowest possible spread or commission. Upon instructions from HIFSCO, Wellington Management may also direct certain brokerage transactions to broker/dealers that pay for certain services used by the Funds.

      Hartford Investment Management and Wellington Management generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, Hartford Investment Management and Wellington Management may effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually are no brokerage commissions paid by the Money Market Fund for such purchases or sales.

      While Hartford Investment Management and Wellington Management seek to obtain the most favorable net results in effecting transactions in a Fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio securities, broker-dealers who provide investment research to Hartford Investment Management or Wellington Management may receive orders for transactions from Hartford Investment Management or Wellington Management. Such research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of Hartford Investment Management or Wellington Management, a Fund (or in the case of a fund of funds, an Underlying Fund) will be benefited by such research services, Hartford Investment Management and Wellington Management are authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received is in addition to and not in lieu of the services required that Hartford Investment Management and Wellington Management must perform under the applicable investment subadvisory agreements. The expenses of Hartford Investment Management and Wellington Management are not necessarily reduced as a result of the receipt of such information. Hartford Investment Management and Wellington Management may use such research in providing investment advice to portfolios other than those for which the transactions are made. Similarly, the Funds (or in the case of a fund of funds, the Underlying Funds) may benefit from such research obtained by Hartford Investment Management and Wellington Management for portfolio transactions for other clients.

      Investment decisions for the Funds (or in the case of a fund of funds, the Underlying Funds) are made independently from those of any other clients that are managed by Hartford Investment Management, Wellington Management or their affiliates. If, however, accounts managed by Hartford Investment Management or Wellington Management are simultaneously engaged in the purchase of the same security, then, as authorized by the applicable Company's board of directors, available securities may be allocated to each Fund (or in the case of a fund of funds, the Underlying Funds) or other client account and may be averaged as to price in a manner determined by Hartford Investment Management or Wellington Management to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each Fund (or in the case of a fund of funds, each Underlying Fund). In some cases, this system might adversely affect the price paid by a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, in the case of a small issue). Likewise, if accounts managed by Hartford Investment Management or Wellington Management are simultaneously engaged in the sale of the same security, the same process may be followed with similar consequences.

      Accounts managed by Hartford Investment Management or Wellington Management (or their affiliates) may hold securities held by a Fund (or in the case of a fund of funds, an Underlying Fund). Because of different investment objectives or other factors, a particular security may be purchased by Hartford Investment Management or Wellington Management for one client when one or more other clients are selling the same security.


      For the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002, the Hartford Funds paid the following brokerage commissions:



FUND NAME                                      2004         2003             2002
---------                                      ----         ----             ----
Advisers Fund                               $________     $ 1,905,886     $ 2,219,492
Capital Appreciation Fund                   $________     $16,300,473     $15,960,710
Disciplined Equity Fund                     $________     $   787,280     $   977,789
Dividend and Growth Fund                    $________     $ 1,986,395     $ 1,713,766
Equity Income Fund(1)                       $________     $     8,028              --
Focus Fund                                  $________     $   485,511     $   835,838
Global Communications Fund                  $________     $    37,165     $    22,369
Global Financial Services Fund              $________     $    47,050     $    41,654
Global Health Fund                          $________     $   265,873     $   454,910
Global Leaders Fund                         $________     $ 5,914,049     $ 5,229,269
Global Technology Fund                      $________     $   426,535     $   330,282
Income Fund                                 $________             N/A              --
Inflation Plus Fund                         $________             N/A              --
International Capital Appreciation Fund     $________     $    87,751     $    58,459
International Opportunities Fund            $________     $   539,485     $   792,524
International Small Company Fund            $________     $   120,435     $    35,920
MidCap Fund                                 $________     $ 5,324,246     $ 4,181,821
MidCap Value Fund                           $________     $   388,754     $   262,049
Short Duration Fund                         $________             N/A              --
Small Company Fund                          $________     $ 1,813,631     $ 2,026,099
Stock Fund                                  $________     $ 1,948,607     $ 2,563,626
Tax-Free California Fund                       N/A                N/A              --
Tax-Free New York Fund                         N/A                N/A              --
Value Fund                                  $________     $    52,247     $    69,014
Aggressive Growth Allocation Fund              N/A                 --             N/A
Growth Allocation Fund                         N/A                 --              --
Balanced Allocation Fund                       N/A                 --              --
Conservative Allocation Fund                   N/A                 --              --
Income Allocation Fund                         N/A                 --              --


      (1) For the period August 28, 2003 through October 31, 2003.


      High Yield Fund, Money Market Fund and Total Return Bond Fund did not pay brokerage commissions during the last three fiscal years.


      In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.

      For the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002, Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund paid the following brokerage commissions:



FUND NAME                        2004         2003            2002
---------                        ----         ----            ----
Growth Fund                   $________     $1,407,443     $1,414,819
Growth Opportunities Fund     $________     $3,264,688     $4,229,081
SmallCap Growth Fund          $________     $  869,533     $  718,260
Value Opportunities Fund      $________     $   72,637     $  109,493


      Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund did not pay brokerage commissions during the last three fiscal years.

      In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.


      The following table shows the dollar amount of brokerage commissions paid to firms that provided research and execution services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2004.



                                                      COMMISSIONS PAID TO FIRMS               TOTAL AMOUNT OF TRANSACTION TO
                                                    FOR EXECUTION AND RESEARCH                   FIRMS FOR EXECUTION AND
                    FUND NAME                                 SERVICES                              RESEARCH SERVICES
Advisers Fund                                               $__________                               $__________
Capital Appreciation Fund                                   $__________                               $__________
Disciplined Equity Fund                                     $__________                               $__________
Dividend and Growth Fund                                    $__________                               $__________
Equity Income Fund                                          $__________                               $__________
Focus Fund                                                  $__________                               $__________
Global Communications Fund                                  $__________                               $__________
Global Financial Services Fund                              $__________                               $__________
Global Health Fund                                          $__________                               $__________
Global Leaders Fund                                         $__________                               $__________
Global Technology Fund                                      $__________                               $__________
Growth Fund                                                 $__________                               $__________
Growth Opportunities Fund                                   $__________                               $__________
International Capital Appreciation Fund                     $__________                               $__________
International Opportunities Fund                            $__________                               $__________
International Small Company Fund                            $__________                               $__________
MidCap Fund                                                 $__________                               $__________
MidCap Value Fund                                           $__________                               $__________
Small Company Fund                                          $__________                               $__________
SmallCap Growth Fund                                        $__________                               $__________
Stock Fund                                                  $__________                               $__________
Value Fund                                                  $__________                               $__________
Value Opportunities Fund                                    $__________                               $_________


                                  FUND EXPENSES

      EXPENSES OF THE FUNDS Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence,
(2) registration of the Fund under the 1940 Act, (3) auditing, accounting and legal expenses, (4) taxes and interest, (5) governmental fees, (6) expenses of issue, sale, repurchase and redemption of Fund shares, (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the

Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (9) expenses of reports to governmental officers and commissions, (10) insurance expenses, (11) association membership dues, (12) fees, expenses and disbursements of custodians for all services to the Fund, (13) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (14) expenses for servicing shareholder accounts,
(15) any direct charges to shareholders approved by the directors of the Fund,
(16) compensation and expenses of directors of the Fund who are not "interested persons" of the Fund, and (17) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto.

      Each fund of funds, as a shareholder of the Underlying Funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. Each fund of funds' expense ratios, as disclosed in the funds of funds' prospectus, may be higher or lower depending on the allocation of the fund of funds' assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                            DISTRIBUTION ARRANGEMENTS

GENERAL

      Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by the board of directors of each Company. HIFSCO is a registered broker-dealer and member of the NASD. Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below under Distribution Plans, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HIFSCO is not obligated to sell any specific amount of shares of any Fund.

      HIFSCO is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HIFSCO is authorized to designate other intermediaries to receive purchase or redemption orders on the Funds' behalf. In these circumstances a Fund is deemed to have received a redemption or purchase order when an authorized broker or, if applicable, a broker's authorized designee receives the order. Such orders are priced at the applicable Fund's net asset value next computed, including any applicable sales charges, after they are received by the authorized brokers or the broker's authorized designee and accepted by the applicable Company.

      In addition to the commissions (reallowed and/or advanced) and Rule 12b-1 fees described in this SAI and in the Funds' prospectuses, HIFSCO and its affiliates pay, out of their own assets, significant additional compensation to broker-dealers, financial institutions and other persons ("Financial Intermediaries") in connection with the sale and distribution of the Funds' shares ("Additional Payments"). Certain Additional Payments are generally based on average net assets (or on aged assets) of the Funds attributable to a particular Financial Intermediary, on sales of the Funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges. Such Additional Payments are generally made for the placement of the Funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the Funds within a group of mutual funds that receive special marketing focus. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Funds and (2) "marketing support" fees for providing assistance in promoting the sale of the Funds' shares ("Negotiated Additional Amounts"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale.


      [As of ___________, 2005, HIFSCO has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) of the Funds attributable to a particular Financial Intermediary, on sales of the Funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges to A. G. Edwards & Sons, Inc., Advest, Inc., AIG Advisors Group, Cadaret Grant & Co., Inc., Centaurus Financial, Inc., Charles Schwab & Co., Inc., Citicorp Investment Services, Citigroup Global Markets, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., Harbour Investments, Inc., ING Advisors Network, Investment Professionals, Inc., J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, Jefferson Pilot Securities Corporation, Linsco/Private Ledger Corp., Main Street Management Company, Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Mutual Service Corporation, NCF Financial Services, Inc., NEXT Financial Group, Inc., NFP Securities, Inc., Piper Jaffray & Co., Prime Capital Services, Inc., Raymond James & Associates, Raymond James Financial Services, Round Hill Securities, Inc., Southtrust Securities, Inc., Stifel, Nicolaus & Company, Incorporated, Securities America, Inc., The Huntington Investment Company, Triad Advisors, Inc., UBS Financial Services Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, WM Financial Services, Inc., and Woodbury Financial Services, Inc. Woodbury Financial Services, Inc. is an indirect wholly-owned subsidiary of The Hartford. HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries. ]



      The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the Funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination. HIFSCO provides additional compensation to Edward D. Jones & Co., LP ("Edward Jones") based on sales of certain shares of the Funds attributable to Edward Jones, on assets invested in the Funds attributable to Edward Jones, and generally on a percentage share of the net income of HIFSCO (based on the total amount of assets attributable to Edward Jones). In the event that the arrangement with Edward Jones is terminated, HIFSCO may be required to pay Edward Jones additional profit-sharing based compensation. In addition, HIFSCO pays Negotiated Additional Amounts to Edwards Jones in such forms as, among others, "due diligence" payments and "marketing support" fees. For the fiscal year ended October 31, 2004, HIFSCO or its affiliates paid approximately $___ million in Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Edward Jones.



      For the fiscal year ended October 31, 2004, HIFSCO or its affiliates paid approximately $___ million in total Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries.


      Aside from Additional Payments made in connection with the sale and distribution of the Funds' shares, HIFSCO and its affiliates, out of their own assets, may pay compensation to Financial Intermediaries for subaccounting, administrative and/or shareholder processing services.

COMMISSIONS TO DEALERS


      The aggregate dollar amount of commissions received by HIFSCO for the sale of shares for the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002 is as follows:

          FRONT-END SALES
 YEAR       COMMISSIONS         CDSC     AMOUNT REALLOWED  AMOUNT RETAINED
 ----       -----------         ----     ----------------  ---------------
2004
Class A
Class B
Class C
Class Y
Class H
Class L
Class M
Class N
Class Z
Class E
Class Z
Class E
2003
Class A     $53,077,084     $   701,089     $45,783,013     $ 7,995,160
Class B             N/A     $ 8,472,006             N/A     $ 8,472,006
Class C     $ 5,124,385     $   665,145     $ 5,124,384     $   665,146
Class Y             N/A             N/A             N/A             N/A
Class H             N/A     $   134,158             N/A     $   134,158
Class L     $   728,492             N/A     $   617,864     $   110,627
Class M             N/A     $   144,466             N/A     $   144,466
Class N             N/A     $     1,649             N/A     $     1,649
Class Z             N/A             N/A             N/A             N/A
Class E     $    55,206     $        57     $    48,774     $     6,489
2002
Class A     $66,512,756     $ 1,366,578     $57,433,430     $10,445,904
Class B             N/A     $ 9,930,248              --     $ 9,930,248
Class C     $ 8,896,856     $   829,743     $ 8,896,857     $   829,742
Class Y             N/A             N/A             N/A             N/A
Class H             N/A     $   301,406             N/A     $   301,406
Class L     $   739,540     $     2,950     $   627,460     $   115,030
Class M             N/A     $   135,246             N/A     $   135,246
Class N             N/A     $     3,662             N/A     $     3,662
Class Z             N/A             N/A             N/A             N/A
Class E     $    82,630     $       605     $    72,320     $    10,915





      Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:


Funds other than High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free-California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Income Allocation Fund


                                                    FRONT-END SALES CHARGE    FRONT-END SALES CHARGE         COMMISSION AS
                                                      AS A PERCENTAGE OF        AS A PERCENTAGE OF      PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                                      OFFERING PRICE           AMOUNT INVESTED               PRICE
Less than $50,000                                            5.50%                     5.82%                    4.75%
$50,000 or more but less than $100,000                       4.50%                     4.71%                    4.00%
$100,000 or more but less than $250,000                      3.50%                     3.63%                    3.00%

                                                    FRONT-END SALES CHARGE    FRONT-END SALES CHARGE         COMMISSION AS
                                                      AS A PERCENTAGE OF        AS A PERCENTAGE OF      PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                                      OFFERING PRICE           AMOUNT INVESTED               PRICE
$250,000 or more but less than $500,000                      2.50%                     2.56%                    2.00%
$500,000 or more but less than $1 million                    2.00%                     2.04%                    1.75%
$1 million or more(1)                                           0%                        0%                       0%


The High Yield Fund, Income Fund, Inflation Plus Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Income Allocation Fund


                                                    FRONT-END SALES CHARGE    FRONT-END SALES CHARGE        COMMISSION AS
                                                      AS A PERCENTAGE OF        AS A PERCENTAGE OF      PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                                      OFFERING PRICE            AMOUNT INVESTED               PRICE
Less than $50,000                                            4.50%                     4.71%                    3.75%
$50,000 or more but less than $100,000                       4.00%                     4.17%                    3.50%
$100,000 or more but less than $250,000                      3.50%                     3.63%                    3.00%
$250,000 or more but less than $500,000                      2.50%                     2.56%                    2.00%
$500,000 or more but less than $1 million                    2.00%                     2.04%                    1.75%
$1 million or more(1)                                           0%                        0%                       0%

Short Duration Fund

                                                    FRONT-END SALES CHARGE    FRONT-END SALES CHARGE        COMMISSION AS
                                                      AS A PERCENTAGE OF        AS A PERCENTAGE OF      PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                                      OFFERING PRICE            AMOUNT INVESTED               PRICE
Less than $50,000                                            3.00%                     3.09%                    2.50%
$50,000 or more but less than $100,000                       2.50%                     2.56%                    2.00%
$100,000 or more but less than $250,000                      2.25%                     2.30%                    1.75%
$250,000 or more but less than $500,000                      1.75%                     1.78%                    1.25%
$500,000 or more but less than $1 million                    1.25%                     1.27%                    1.00%
$1 million or more(1)                                           0%                        0%                        0%

      (1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

      A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

      HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO also may pay dealers of record commissions on purchases over $1 million in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.


      HIFSCO pays commissions to dealers of up to 4% of the purchase price of Class B shares purchased through dealers and pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.



      HIFSCO's principal business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. HIFSCO was organized as a Delaware corporation on December 9, 1996 and is an indirect wholly-owned subsidiary of The Hartford.


DISTRIBUTION PLANS


      Each Company, on behalf of its respective Funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each Fund, and The Hartford Mutual Funds II, Inc. has adopted a separate Plan for each of the Class L, Class M, Class N and Class H shares of each New Hartford Fund, pursuant to appropriate resolutions of the applicable Company's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset-based sales charges.



      CLASS A PLAN Pursuant to the Class A Plan, a Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares. However, the Companies' boards of directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each Fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.


      CLASS B PLAN Pursuant to the Class B Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

      CLASS C PLAN Pursuant to the Class C Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.


      CLASS L PLAN Pursuant to the Class L Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class L shares, calculated and payable monthly at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The entire fee will be used for distribution-related expenses.


      CLASS H PLAN Pursuant to the Class H Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class H shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class H shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.

      CLASS M PLAN Pursuant to the Class M Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class M shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class M shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.

      CLASS N PLAN Pursuant to the Class N Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class N shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class N shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.

      GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These plans are considered compensation type plans which means that the Funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the Funds will not be obligated to pay more than that fee.

      In accordance with the terms of the Plans, HIFSCO provides to each Fund, for review by the applicable Company's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the board of directors' quarterly review of the Plans, they review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

      The Plans were adopted by a majority vote of the board of directors of the applicable Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets in order to benefit from economies of scale. The board of directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the applicable board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a

"majority of the outstanding voting securities" of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment.


           For the fiscal year ended October 31, 2004, the Hartford Funds paid the 12b-1 fees listed below.



FUND NAME                                                         CLASS A                 CLASS B                 CLASS C
---------                                                         -------                 -------                 -------
Advisers Fund                                                    $_________              $_________              $_________
Capital Appreciation Fund                                        $_________              $_________              $_________
Disciplined Equity Fund                                          $_________              $_________              $_________
Dividend and Growth Fund                                         $_________              $_________              $_________
Equity Income Fund                                               $_________              $_________              $_________
Focus Fund                                                       $_________              $_________              $_________
Global Communications Fund                                       $_________              $_________              $_________
Global Financial Services Fund                                   $_________              $_________              $_________
Global Health Fund                                               $_________              $_________              $_________
Global Leaders Fund                                              $_________              $_________              $_________
Global Technology Fund                                           $_________              $_________              $_________
Growth Fund                                                      $_________              $_________              $_________
Growth Opportunities Fund                                        $_________              $_________              $_________
High Yield Fund                                                  $_________              $_________              $_________
Income Fund                                                      $_________              $_________              $_________
Inflation Plus Fund                                              $_________              $_________              $_________
International Capital Appreciation Fund                          $_________              $_________              $_________
International Opportunities Fund                                 $_________              $_________              $_________
International Small Company Fund                                 $_________              $_________              $_________
MidCap Fund                                                      $_________              $_________              $_________
MidCap Value Fund                                                $_________              $_________              $_________
Money Market Fund                                                $_________              $_________              $_________
Short Duration Fund                                              $_________              $_________              $_________
Small Company Fund                                               $_________              $_________              $_________
SmallCap Growth Fund                                             $_________              $_________              $_________
Stock Fund                                                       $_________              $_________              $_________
Tax-Free California Fund                                         $_________              $_________              $_________
Tax-Free Minnesota Fund                                          $_________              $_________              $_________
Tax-Free National Fund                                           $_________              $_________              $_________
Tax-Free New York Fund                                           $_________              $_________              $_________
Total Return Bond Fund                                           $_________              $_________              $_________
U.S. Government Securities Fund                                  $_________              $_________              $_________
Value Fund                                                       $_________              $_________              $_________
Value Opportunities Fund                                         $_________              $_________              $_________
Aggressive Growth Allocation Fund                                $_________              $_________              $_________
Growth Allocation Fund                                           $_________              $_________              $_________
Balanced Allocation Fund                                         $_________              $_________              $_________
Conservative Allocation Fund                                     $_________              $_________              $_________
Income Allocation Fund                                           $_________              $_________              $_________



FUND NAME                                                CLASS L           CLASS M            CLASS N            CLASS H
---------                                                -------           -------            -------            -------
Growth Fund                                            $_________        $_________         $_________         $_________
Growth Opportunities Fund                              $_________        $_________         $_________         $_________
SmallCap Growth Fund                                   $_________        $_________         $_________         $_________
Tax-Free Minnesota Fund                                $_________        $_________         $_________         $_________
Tax-Free National Fund                                 $_________        $_________         $_________         $_________
U.S. Government Securities Fund                        $_________        $_________         $_________         $_________
Value Opportunities Fund                               $_________        $_________         $_________         $_________

      For the fiscal year ended October 31, 2004, approximately $_______, $________, $_______, $_______, and $_______ of the Funds' total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.


                        PURCHASE AND REDEMPTION OF SHARES

      For information regarding the purchase of Fund shares, see "About Your Account -- Buying Shares" in the Funds' prospectuses.

      For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "About Your Account -- Selling Shares" in the Funds' prospectuses.

      ADDITIONAL EXEMPTIONS FROM SALES CHARGE FOR NEW HARTFORD FUNDS In addition to the exemptions described in the funds' prospectus, the following shareholders of the New Hartford Funds who were invested in Class L or Class E shares of a particular New Hartford Fund on February 19, 2002 and who remain invested in that particular fund and class are exempt from the sales charge for subsequent purchases in that same fund and class:

      - The Hartford, Wellington Management or their affiliates and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or
            (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

      - Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;

      - Representatives or employees (or their spouses) of Woodbury Financial Services, Inc. ("Woodbury Financial"), formerly Fortis Investors, Inc. (including agencies) or of other broker-dealers having a sales agreement with Woodbury Financial (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

      -     Selling brokers and their employees and sales representatives;

      - Financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds;

      - Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding three paragraphs) of the Funds, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Investors and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

      - Participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more. (A 1% CDSC applies if redeemed within 18 months. This fee may be waived if the distributor does not compensate the broker for the sale.)

      -     Registered investment companies;

      - Shareholders of unrelated mutual funds with front-end and/or deferred sales loads, to the extent that the purchase price of such Fund shares is funded by the proceeds from the redemption of shares of any such unrelated mutual fund (within 60 days of the purchase of Fund shares), provided that the shareholder's application so specifies and is accompanied either by the redemption check of such unrelated mutual fund (or a copy of the check) or a copy of the confirmation statement showing the redemption. Similarly, anyone who is or has been the owner of a fixed annuity contract not deemed a security under the securities laws who wishes to surrender such contract and invest the proceeds in a Fund, to the extent that the purchase price of such Fund shares is funded by the proceeds from the surrender of the contract (within 60 days of the purchase of Fund shares), provided that such owner's application so specifies and is accompanied either by the insurance company's check (or a copy of the check) or a copy of the insurance company surrender form. From time to time, Woodbury Financial may pay commissions to broker-dealers and registered representatives on transfers from mutual funds or annuities as described above;

      - Purchases by employees (including their spouses and dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Woodbury Financial; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;

      - Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;

      - Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides HIFSCO with evidence of such authority or the existence of such a wrap program with respect to the money invested;

      - Accounts which were in existence and entitled to purchase shares of the applicable Carnegie Series without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis Asset Allocation Portfolio, Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Growth Fund and Fortis Capital Appreciation Fund;

      - With respect to U.S. Government Securities Fund only, (1) officers, directors, and employees of Empire of America Advisory Services, Inc., the investment advisor of Pathfinder Fund; and (2) accounts which were in existence and entitled to purchase shares of Pathfinder Fund without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis U.S. Government Securities Fund.

      - One or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity. (A 1% CDSC applies if redeemed within 18 months. This fee may be waived if the distributor does not compensate the broker for the sale.)

      In addition, the following shareholders owning Class Z shares of Growth Opportunities Fund on February 19, 2002 who remain invested in Class Z shares of the fund are exempt from the sales charge for subsequent purchases of Class Z shares:

      - The Hartford, Wellington Management or their affiliates and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or
            (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

      - Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;

      - Representatives of HIFSCO (including agencies) or their spouses; or such persons' children, grandchildren, parents or grandparents, or spouses of any such persons), if all account owners fit this description;

      - Pension, profit-sharing and other retirement plans created for the benefit of any of the above persons;

      - Accounts which were exchanged from Special Portfolios, Inc., Stock Portfolio.


      RIGHTS OF ACCUMULATION Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A, Class L and Class E shares of any Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L and Class E shares, a family member is an owner's spouse (or legal equivalent recognized under law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, Class L and Class E shares. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. Hartford Administrative Services Company ("HASCO"), The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.



      LETTER OF INTENT Any person may qualify for a reduced sales charge on purchases of Class A , Class L and Class E shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A, Class L and Class E shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A, Class L or Class E shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Rights of Accumulation." Such value is determined based on the public offering price on the date of the LOI. During the term of an LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A, Class L or Class E shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A, Class L or Class E shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A, Class L or Class E shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. The LOI may be backdated up to 90 days. Purchases based on an LOI may include holdings as described above under "Rights of Accumulation." Additional information about the terms of the LOI are available from your registered representative or from HASCO at 1-888-843-7824. HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.


      SYSTEMATIC WITHDRAWAL PLAN The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares and Money Market Fund shares not subject to a CDSC (except as noted below) of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 per Fund or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

      Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

      SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

      The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder, (2) upon receipt by the Fund of appropriate evidence of the shareholder's death, or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.


      SPECIAL REDEMPTIONS Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the applicable Company's directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.


      DEFERRED SALES CHARGE ON CLASS A, CLASS B, CLASS C, CLASS H, CLASS M AND CLASS N SHARES Investments in Class B, Class H, Class M and Class N shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.


      Class A shares which were purchased without a front-end sales charge and which are redeemed within eighteen months of purchase, Class B, Class H and Class M shares which are redeemed within six years of purchase, and Class C and Class N shares, which are redeemed within one year of purchase, are subject to a CDSC at the rates set forth in the prospectuses as a percentage of the dollar amount subject to the CDSC. The charge is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B, Class C, Class H, Class M or Class N shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.


      The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B and Class M shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchases of Class B, Class H and Class M shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.


      In determining whether a CDSC applies to a redemption, the calculation is determined in a manner that results in the lowest possible rate being charged. To determine whether a CDSC applies, the fund redeems shares in the following order: (1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B, Class H and Class M shares held for over 6 years or Class C and Class N shares held over 1 year, and (4) Class B, Class H and Class M shares held the longest during the six-year period.


      When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.


      Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B, Class C, Class H, Class M and Class N shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the applicable Fund to sell the Class B, Class C, Class L, Class H, Class M and Class N shares without a sales charge being deducted, and to sell Class A shares with a 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.


      The CDSC will be waived on redemptions of Class B, Class C, Class H, Class M and Class N shares and of Class A shares that are subject to the CDSC in the following cases:

      - to make SWP payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

      -     because of shareholder death or disability,

      -     because of the death or disability of the grantor of a living trust,

      - under reorganization, liquidation, merger or acquisition transactions involving other investment companies, and

      -     for retirement plans under the following circumstances:

            (1)   to return excess contributions,

            (2)   hardship withdrawals as defined in the plan,

            (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

            (4) to meet minimum distribution requirements under the Internal Revenue Code,

            (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

            (6)   after separation from service.

SUSPENSION OF REDEMPTIONS

      A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of the shares of all classes of each Fund is determined by Hartford Life in the manner described in the Funds' prospectuses. The assets of each fund of funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. The Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the NYSE. Securities held by each Fund, other than the Money Market Fund, will be valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by each Company's board of directors. Short-term securities held in the Money Market Fund are valued at amortized cost, which approximates market value. All other Funds' (or in the case of the funds of funds, the Underlying Funds') debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.


      Equity securities are valued at the official closing price or at the last sales price reported on principal securities exchanges (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the Funds (or in the case of a fund of funds, the Underlying Funds) utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid-ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available or are deemed unreliable and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' boards of directors.



      Foreign securities markets may trade on days when a Fund does not compute its net asset value or may close at times that differ from the close of the NYSE. With respect to the valuation of securities principally traded in foreign markets, each Fund (through certain Underlying Funds in the case of a fund of funds) uses a fair value pricing service approved by that Fund's Board (or in the case of a fund of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE.


      Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

      The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The board of directors of The Hartford Mutual Funds, Inc. periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities). In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.


      A Fund's maximum offering price per Class A, Class E and Class L shares is determined by adding the maximum sales charge to the net asset value per share. Class B, Class C, Class H, Class M, Class N, Class Y and Class Z shares and the Class A shares of the Money Market Fund are (or, in the case of Class Y shares for the Tax-Free California Fund and Tax-Free New York Fund, will be) offered at net asset value without the imposition of an initial sales charge.


                        CAPITALIZATION AND VOTING RIGHTS


      The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 16.8 billion shares of common stock, par value $0.001 per share ("Common Stock"). The shares of Common Stock are divided into thirty-six series: Advisers Fund (760,000,000 shares); Capital Appreciation Fund (620,000,000 shares); Capital Preservation Fund (660,000,000 shares); Disciplined Equity Fund (300,000,000 shares); Dividend and Growth Fund (500,000,000 shares); Equity Income Fund (300,000,000 shares); Focus Fund (300,000,000 shares); Focus Growth Fund (300,000,000 shares); Global Communications Fund (300,000,000 shares); Global Financial Services Fund (300,000,000 shares); Global Health Fund (300,000,000 shares); Global Leaders Fund (300,000,000 shares); Global Technology Fund (300,000,000 shares); High Yield Fund (300,000,000 shares); Income Fund (300,000,000 shares); Inflation Plus Fund (400,000,000 shares); International Capital Appreciation Fund (300,000,000 shares); International Opportunities Fund (300,000,000 shares); International Small Company Fund (300,000,000 shares); MidCap Fund (460,000,000 shares); MidCap

Value Fund (300,000,000 shares); Money Market Fund (2,700,000,000 shares); Principal Protection Fund (300,000,000 shares); Select MidCap Growth Fund (300,000,000 shares); Short Duration Fund (300,000,000 shares); Small Company Fund (300,000,000 shares); Stock Fund (300,000,000 shares); Tax-Free California Fund (300,000,000 shares); Tax-Free New York Fund (300,000,000 shares); Total Return Bond Fund (300,000,000 shares); Value Fund (300,000,000 shares); Aggressive Growth Allocation Fund (300,000,000 shares); Growth Allocation Fund (300,000,000 shares); Balanced Allocation Fund (300,000,000 shares); Conservative Allocation Fund (300,000,000 shares); and Income Allocation Fund (300,000,000 shares).


      The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The New Hartford Funds became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001. Prior to the reorganization, the New Hartford Funds were organized as Minnesota corporations or portfolios of Minnesota corporations. The authorized capital stock of the Company consists of 140 billion shares of common stock, par value $0.0001 per share ("Common Stock"). The shares of Common Stock are divided into the following seven series: Growth Fund (21,000,000,000), Growth Opportunities Fund (19,250,000,000), SmallCap Growth Fund (21,000,000,000), Tax-Free Minnesota Fund (19,250,000,000), Tax-Free National Fund (19,250,000,000), U.S. Government
Securities Fund (19,250,000,000) and Value Opportunities Fund (21,000,000,000).


      The board of directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Fund. Each Company's board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the directors of each Company have authorized the issuance of four classes of shares of each of the Funds (except for the Aggressive Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Income Allocation
Fund) designated in each instance as Class A, Class B, Class C and Class Y shares. Class Y shares for each of the Tax-Free California Fund and Tax-Free New York Fund are not currently available. For the Aggressive Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Income Allocation Fund, the directors of The Hartford Mutual Funds, Inc. have authorized the issuance of three classes of shares designated in each instance as Class A, Class B and Class C shares. In addition, the directors of The Hartford Mutual Funds II, Inc. have authorized the issuance of Class H, Class L, Class M and Class N shares for each of the New Hartford Funds, Class E shares for Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, and Class Z shares for Growth Opportunities Fund. Class L, Class M and Class N shares of the New Hartford Funds were formerly known as Fortis Class A, Fortis Class B and Fortis Class C shares, respectively.



      Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive or, for Class A, Class C, Class E, Class L, Class N, Class Y and Class Z, conversion rights and are freely transferable.



      As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds' auditors.


      Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company's outstanding shares request it in writing, a meeting of that particular Company's shareholders will be held to approve or disapprove the removal of director or directors.

      Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent accountants) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.




                                      TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

      Each Fund is treated as a separate taxpayer for federal income tax purposes. The Companies intend for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Companies intend each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).


      Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or if one or more qualified publicly traded partnerships.


      Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

      In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year,
(2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").


      If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

      With respect to the Funds other than the funds of funds, investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.


      In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with "Global" and "International" in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

      With respect to the Funds other than the funds of funds, a Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.




      With respect to the funds of funds, income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to "pass-through" to its shareholders, including a fund of funds, the amount of such foreign income and similar taxes paid by the Underlying Fund. Pursuant to this election, the fund of funds would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. A fund of funds, would not, however, be eligible to elect to "pass-through" to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Underlying Fund.


      As of October 31, 2004, the following Funds have capital loss carryforwards as indicated below. Each such Fund's capital loss carryover is available to offset that Fund's future realized capital gains to the extent provided in the Code and regulations thereunder.



FUND                                 AMOUNT                 YEAR OF EXPIRATION

      With respect to the Funds other than the funds of funds, if a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

      With respect to the Funds other than the funds of funds, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

      With respect to the Funds other than the funds of funds, each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

      With respect to the Funds other than the funds of funds, the federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.


      With respect to the Funds other than the funds of funds, in general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund's investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of a Fund's net capital gain properly designated by the Fund as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly designated distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.



      With respect to the funds of funds, in general, as described in their prospectus, distributions from a fund of funds are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a fund of funds' investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the fund of funds' current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a fund of funds as capital gain distributions. A fund of funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions of a fund of funds' net capital gain properly designated by the fund of funds as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly designated distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the funds of funds' shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.


      At the Companies' option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his or her shares. Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

      Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

      An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

      A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

      In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

      In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

      With respect to the Funds other than the funds of funds, a Fund's ordinary income dividends from domestic corporations may, if certain conditions are met, qualify for the dividends received deduction for corporate shareholders to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by a Fund are not eligible for the dividends received deduction. The dividends received deduction is reduced to the extent that the shares held by a Fund are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or a shareholder, as the case may be, for less than 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend.

      Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.


      Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains, the excess of net short-term capital gains over net long-term capital losses, or net U.S. source interest income.


      A Fund may be required to withhold U.S. federal income tax at a rate of 28% ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

TAX-FREE CALIFORNIA FUND, TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND TAX-FREE NEW YORK FUND

      Each of the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund and the Tax-Free New York Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt "exempt-interest dividends," provided that at least 50% of the value of the Fund's assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Portions of the dividends paid by the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and the Tax-Free New York Fund may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by the Tax-Free National Fund will generally be subject to state and local income taxes.

      Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund is not deductible by the investor in proportion to the percentage of the applicable Fund's distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares. In addition, any loss realized by a shareholder of the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund or the Tax-Free New York Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares.

      If either the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or the Tax-Free New York Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

      Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

      Shareholders who are "substantial users" (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund or the Tax-Free New York Fund.

      The 1995 Minnesota Legislature enacted a statement of intent, codified as Minnesota Statutes, Section 289A.50.10, that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Companies are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Companies cannot predict the likelihood that interest on the Minnesota bonds held by the Tax-Free Minnesota Fund would become taxable under this Minnesota statutory provision.

TAXATION OF THE UNDERLYING FUNDS

      With respect to the funds of funds, each Underlying Fund intends to qualify annually and elects to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the funds of funds generally will not pay any federal income or excise tax.

                              PRINCIPAL UNDERWRITER

      HIFSCO, the investment manager of each Fund, also serves as the principal underwriter. HIFSCO is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

                                    CUSTODIAN

      Portfolio securities of each Fund are held pursuant to a separate Custody Agreement between each Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

      Hartford Administrative Services Company ("HASCO"), 500 Bielenberg Drive, Woodbury, Minnesota 55125, is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account. For its services, HASCO is paid a fee based on assets or number of accounts, depending on the class of shares.


                              INDEPENDENT AUDITORS



      The audited financial statements and the financial highlights for the fiscal year ended October 31, 2004 have been audited by _______, independent auditors, as set forth in their reports with respect thereto. Such financial statements and financial highlights, are incorporated by reference herein in reliance upon such reports given on the authority of the independent auditors as experts in accounting and auditing. The principal business address of _________ is ______________________.


                                OTHER INFORMATION

      The Hartford has granted the Companies the right to use the name, "The Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Funds for which Hartford Investment Management serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets managed by Hartford Investment Management. Hartford Investment Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Hartford Investment Management's Proxy Committee is responsible for the review and approval of the firm's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at Hartford Investment Management is the responsibility of the portfolio manager of the relevant client account. Although Hartford Investment Management had established its own Proxy Guidelines setting forth general guidelines for voting proxies, Hartford Investment Management personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.


      The funds of funds have granted to HIFSCO the authority to vote proxies on their behalf with respect to the assets managed by HIFSCO. HIFSCO votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. HIFSCO's Proxy Committee is responsible for the review and approval of the firm's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at HIFSCO is the responsibility of the portfolio manager of the relevant client account. HIFSCO personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

      HIFSCO votes proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).



      Hartford Investment Management and HIFSCO maintain procedures designed to identify and address material conflicts of interest in voting proxies. Proxy votes for which an apparent conflict of interest is identified are reviewed by the Proxy Committee to resolve the conflict and direct the vote.



      Hartford Investment Management and HIFSCO may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to, for example, the existence of securities lending arrangements, lack of adequate information, and untimely receipt of proxy materials.



      The Funds for which Wellington Management serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's proxy committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Legal Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies. Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund's portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.



      Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its proxy committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its proxy committee or by the entire committee in some cases to resolve the conflict and direct the vote.


      Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.


      Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and
(2) on the SEC's website at www.sec.gov.


                              FINANCIAL STATEMENTS


      The Companies' audited financial statements for the year ended October 31, 2004, together with the notes thereto and reports of ___________, independent auditors to the Companies, contained in the Companies' annual reports as filed with the SEC, are incorporated by reference into this SAI.

APPENDIX


      The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

      MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

      STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

      AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

      A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.


      BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

      BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

      MOODY'S

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

      STANDARD & POOR'S

      The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

      -     Liquidity ratios are adequate to meet cash requirements.

      Liquidity ratios are basically as follows, broken down by the type of issuer:

            Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

            Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

            Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

      - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

      - The issuer has access to at least two additional channels of borrowing.

      - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

      - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

      -     The reliability and quality of management are unquestioned.

RATING OF TAX EXEMPT BONDS

      STANDARD & POOR'S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

      Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

      Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or ""BB" rating.

      Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used to debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      The rating "CI" is reserved for income bonds on which no interest is being paid.

      Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

      "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

      BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

      MOODY'S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:

      Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Bonds which are rated "Aa" are judged to be of high qualify by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

      Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

      STANDARD & POOR'S RATINGS SERVICES. A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      Note rating symbols are as follows:

      SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

      SP-2 - Satisfactory capacity to pay principal and interest.

      SP-3 - Speculative capacity to pay principal and interest.

      MOODY'S INVESTORS SERVICES. Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody's ratings for short-term loans have the following definitions:

      MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

      Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes", Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

INTERNATIONAL LONG-TERM CREDIT RATINGS

      FITCH, INC.

      The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

      AAA

      Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA

      Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A

      High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB

      Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

      BB

      Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B

      Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC, CC, C

      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      DDD, DD, D

      Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

      FITCH, INC.

      The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

      F1

      Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F2

      Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3

      Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B

      Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      C

      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      D

      Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

    a.(i) Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 84 filed on November 30, 2001)

   a.(ii) Amendment to Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 87 filed on February 15, 2002)

  a.(iii) Articles Supplementary (incorporated by reference to Post-Effective Amendment No. 88 filed on December 16, 2002)

   a.(iv) Articles Supplementary (incorporated by reference to Post-Effective Amendment No. 88 filed on December 16, 2002)

    a.(v) Amendment to Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 88 filed on December 16, 2002)

   a.(vi) Articles of Amendment dated June 5, 2003 (incorporated by reference to Post-Effective Amendment No. 90 filed on December 15, 2003)

       b. By-Laws (incorporated by reference to Post-Effective Amendment No. 90 filed on December 15, 2003)

       c.         Not Applicable

    d.(i) Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 87 filed on February 15, 2002)

   d.(ii) Investment Sub-Advisory Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 87 filed on February 15, 2002)

  d.(iii) Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 87 filed on February 15, 2002)

    e.(i) Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 87 filed on February 15, 2002)

   e.(ii) Form of The Hartford Mutual Funds, Inc. and Hartford-Fortis Series Fund, Inc. Selling Agreement (incorporated by reference to Post-Effective Amendment No. 87 filed on February 15, 2002)

       f.         Not Applicable

    g.(i) Custodian Contract (incorporated by reference to Post-Effective Amendment No. 84 filed on November 30, 2001)

   g.(ii) First Amendment to Custodian Contract (incorporated by reference to Post-Effective Amendment No. 88 filed on December 16, 2002)

  g.(iii) Second Amendment to Custodian Contract (incorporated by reference to Post-Effective Amendment No. 91 filed on February 27, 2004)

    h.(i) Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 87 filed on February 15, 2002)

   h.(ii) Amended and Restated Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 87 filed on February 15, 2002)

       i.         Opinion and Consent of Counsel (to be filed by amendment)

       j.         Consent of Independent Auditors (to be filed by amendment)

       k.         Not Applicable

       l.         Not Applicable

       m. Rule 12b-1 Plan of Distribution (incorporated by reference to Post-Effective Amendment No. 88 filed on December 16, 2002)

       n. Rule 18f-3 Plan (incorporated by reference to Post-Effective Amendment No. 88 filed on December 16, 2002)

       o.         Not Applicable

    p.(i) Code of Ethics of HL Investment Advisors, LLC, Hartford Investment Financial Services, LLC and The Hartford-Sponsored Mutual Funds (filed herewith)

   p.(ii) Code of Ethics of Hartford Investment Management Company and Hartford Investment Services, Inc. (filed herewith)

  p.(iii) Code of Ethics of Wellington Management Company, LLP (filed herewith)

    q.(i) Power of Attorney (incorporated by reference to Post-Effective Amendment No. 90 filed on December 15, 2003)
   q.(ii) Certified Copy of Board Resolution (incorporated by reference to Post-Effective Amendment No. 88 filed on December 16, 2002)

Item 24. Persons Controlled By or Under Common Control with Registrant

                  As of November 30, 2004, any persons directly or indirectly under common control with The Hartford Mutual Funds II, Inc. are affiliates of, and are controlled by, The Hartford Financial Services Group, Inc., a Delaware corporation. Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on February 27, 2004.

Item 25. Indemnification

                  Article V, paragraph (f) of the Registrant's Articles of Amendment and Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant's board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

                  Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

                  Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding an who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

                  Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

                  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Hartford Investment Financial Services, LLC serves as investment adviser to each of the funds included in this Registration Statement.

                                    Position with Hartford Investment
         Name                            Financial Services, LLC                           Other Business
         ----                            -----------------------                           --------------
Thomas M. Marra                  President and Chief Executive Officer   President and Chief Operating Officer of Hartford
                                 and Manager                             Life, Inc. ("HL, Inc. ")(1)
John C. Walters                  Executive Vice President and Manager    Executive Vice President of Hartford Life
                                                                         Insurance Company ("HLIC") (2)
George R. Jay                    Chief Broker-Dealer Compliance Officer  Assistant Vice President, HLIC
Walter E. Watkins, Jr.           Chief Investment Compliance Officer     Chief Compliance Officer of HL Investment
                                                                         Advisors, LLC(3)
Lizabeth H. Zlatkus              Executive Vice President and Chief      Executive Vice President, Chief Financial Officer
                                 Financial Officer                       and Director of HLIC
David M. Znamierowski            Executive Vice President , Chief        President of Hartford Investment Management
                                 Investment Officer and Manager          Company ("Hartford Investment Management") (4)
Neal S. Wolin                    Executive Vice President and General    Executive Vice President and General Counsel of
                                 Counsel                                 The Hartford Financial Services Group, Inc. ("The
                                                                         Hartford") (5)
David A. Carlson                 Senior Vice President and Deputy Chief  Senior Vice President and Deputy Chief Financial
                                 Financial Officer                       Officer of HL, Inc.
John N. Giamalis                 Senior Vice President and Treasurer     Vice President and Treasurer of HL Inc.
Brian S. Becker                  Senior Vice President and Secretary     Senior Vice President and Secretary of HLIC
Christopher Hanlon               Senior Vice President                   Senior Vice President of Hartford Investment
                                                                         Management
David N. Levenson                Senior Vice President                   Senior Vice President of HLIC
William H. Davison, Jr.          Senior Vice President                   Managing Director of Hartford Investment
                                                                         Management
Kevin J. Carr                    Vice President and Assistant Secretary  Assistant General Counsel of The Hartford
Edward C. Caputo                 Vice President                          Investment Officer of Hartford Investment
                                                                         Management
Mary Jane Fortin                 Vice President                          Senior Vice President of HL Inc.
Tamara L. Fagely                 Controller                              Vice President of Hartford Administrative
                                                                         Services Company ("HASCO")(6)
Todd G. Picken                   Assistant Vice President and Assistant  Assistant Treasurer of HLIC
                                 Treasurer
Robert W. Beltz, Jr.             Assistant Vice President                Vice President, Securities Operations of HASCO
Sarah J. Harding                 Assistant Secretary                     Assistant Secretary of HLIC
Diane E. Tatelman                Assistant Secretary                     Assistant Secretary of HL Inc.
Patricia A. Lavoie               Assistant Secretary                     Assistant Secretary of HLIC

                                 Position with Hartford Investment
       Name                           Financial Services, LLC                           Other Business
       ----                           -----------------------                           --------------
Richard G. Costello              Assistant Secretary                     Vice President, Assistant General Counsel and
                                                                         Corporate Secretary of The Hartford
Dawn M. Cormier                  Assistant Secretary                     Assistant Secretary of HL Inc.

(1) The principal business address for HL, Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.

(2)      The principal business address for HLIC is 200 Hopmeadow
         Street, Simsbury, CT 06089.

(3) The principal business address for HL Investment Advisors, LLC is 200 Hopmeadow Street, Simsbury, CT 06089.

(4)      The principal business address for Hartford Investment
         Management is 55 Farmington Avenue, Hartford, CT 06105.

(5) The principal business address for The Hartford is Hartford Plaza, Hartford, CT 06115.

(6) The principal business address for HASCO is 500 Bielenberg Drive, Woodbury, MN 55125.

Item 27. Principal Underwriters

         Hartford Investment Financial Services, LLC ("HIFSCO") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HIFSCO is also the principal underwriter for The Hartford Mutual Funds, Inc.

The directors and principal officers of HIFSCO and their position with the Registrant are set forth below:

                                                Positions and Offices with
Name and Principal Business Address                    Underwriter                     Position and Offices with Registrant
-----------------------------------                    -----------                     ------------------------------------
Thomas M. Marra(1)                    President and Chief Executive Officer and
                                      Manager                                           Director
John C. Walters(1)                    Executive Vice President and Manager
                                                                                        Vice President
George R. Jay(1)                      Chief Broker-Dealer Compliance Officer
                                                                                        Vice President
Walter E. Watkins, Jr. (1)            Chief Investment Compliance Officer
                                                                                        None
Lizabeth H. Zlatkus(1)                Executive Vice President and Chief Financial
                                      Officer                                           None
David M. Znamierowski(2)              Executive Vice President and Chief Investment
                                      Officer and Manager                               President and Director
Neal S. Wolin(3)                      Executive Vice President and General Counsel
                                                                                        None
David A. Carlson(1)                   Senior Vice President and Deputy Chief
                                      Financial Officer                                 None
John N. Giamalis(3)                   Senior Vice President and Treasurer
                                                                                        None
Brian Becker(3)                       Senior Vice President and Secretary               None
Christopher Hanlon(2)                 Senior Vice President                             None
David N. Levenson(1)                  Senior Vice President
                                                                                        Vice President
William H. Davison, Jr.(2)            Senior Vice President
                                                                                        Vice President
Kevin J. Carr(1)                      Vice President and Assistant Secretary            Vice President and Secretary
Edward C. Caputo(2)                   Vice President                                    None
Mary Jane Fortin(1)                   Vice President                                    Vice President
Tamara L. Fagely(1)                   Controller                                        Vice President, Controller and
                                                                                        Treasurer
Todd G. Picken(3)                     Assistant Treasurer                               None

Robert W. Beltz, Jr.(4)               Assistant Vice President                          Vice President
Sarah J. Harding(1)                   Assistant Secretary                               None
Diane E. Tatelman(1)                  Assistant Secretary                               None
Patricia A. Lavoie(1)                 Assistant Secretary                               None
Richard G. Costello(3)                Assistant Secretary                               None
Dawn M. Cormier(1)                    Assistant Secretary                               None

(1)      The principal business address is 200 Hopmeadow Street, Simsbury, CT
         06089.

(2)      The principal business address is 55 Farmington Avenue, Hartford, CT
         06105.

(3)      The principal business address is 690 Asylum Avenue, Hartford, CT
         06115.

(4)      The principal business address is 500 Bielenberg Drive, Woodbury, MN
         55125.

Item 28. Location of Accounts and Records

         Books or other documents required to be maintained by the Registrant by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant's transfer agent, Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125. Registrant's financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 29. Management Services

           Not Applicable

Item 30. Undertakings

           Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 23rd day of December, 2004.

                                       THE HARTFORD MUTUAL FUNDS II, INC.

                                       By:                 *
                                          --------------------------------------
                                                David M. Znamierowski
                                                Its: President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



                SIGNATURE                              TITLE                           DATE
                ---------                              -----                           ----
                   *                        President                           December 23, 2004
------------------------------------        (Chief Executive Officer)
David M. Znamierowski

                   *                        Controller & Treasurer              December 23, 2004
------------------------------------        (Chief Accounting Officer &
Tamara L. Fagely                            Chief Financial Officer)

                   *                        Director                            December 23, 2004
------------------------------------
Lynn S. Birdsong

                   *                        Chairman of the Board               December 23, 2004
------------------------------------        and Director
Robert M. Gavin, Jr.

                  *                         Director                            December 23, 2004
-------------------------------------
Duane E. Hill

                   *                        Director                            December 23, 2004
------------------------------------
Thomas M. Marra

                   *                        Director                            December 23, 2004
------------------------------------
Phillip O. Peterson

                  *                         Director                            December 23, 2004
-------------------------------------
Millard H. Pryor, Jr.

                  *                         Director                            December 23, 2004
------------------------------------
Lowndes A. Smith

    /s/ Kevin J. Carr                                                           December 23, 2004
------------------------------------
* By Kevin J. Carr
        Attorney-in-fact

                                  EXHIBIT INDEX

Exhibit No.
-----------
p.(i)             Code of Ethics of HL Investment Advisors, LLC, Hartford
                  Investment Financial Services, LLC and The Hartford-Sponsored
                  Mutual Funds

p.(ii)            Code of Ethics of Hartford Investment Management Company and
                  Hartford Investment Services, Inc.

p.(iii)           Code of Ethics of Wellington Management Company, LLP